UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2009 through February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Money Market Funds

February 28, 2010

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	70
Financial Highlights	92
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	135
Trustees	136
Officers	138
Schedule of Shareholder Expenses	139
Tax Letter	144
Privacy Policy	145

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Securities and Exchange Commission (“SEC”) adopts new money market fund rules

In February 2010, the SEC released new rules to strengthen regulatory requirements for money market funds (“Funds”). These rules provide additional measures to enhance the liquidity, credit quality and operational aspects of these Funds.

As we’ve communicated to you, J.P. Morgan Asset Management has been a strong proponent of this reform and currently employs many of the risk management techniques outlined in the new rules. We have worked closely with industry groups and regulators to provide our insights into money market reform and will continue those efforts as the industry considers other potential measures to further enhance money market funds.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$152.6 Billion
Average Maturityˆ	52 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	14.2%
2–7 days	4.0
8–30 days	22.5
31–60 days	26.3
61–90 days	18.7
91–180 days	13.2
181+ days	1.1

7-DAY SEC YIELD (1)

Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.01
Capital Shares	0.09
Cash Management Shares	0.01
Direct Shares	0.01
Institutional Class Shares	0.06
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.17)%, (0.17)%, (0.03)%, 0.07%, 0.01%, 0.01%, 0.02%, 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$12.1 Billion
Average Maturityˆ	57 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	12.4%
2–7 days	4.6
8–30 days	16.2
31–60 days	27.2
61–90 days	23.0
91–180 days	15.4
181+ days	1.2

7-DAY SEC YIELD (1)

Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.03
Capital Shares	0.11
E*Trade	0.05
Institutional Class Shares	0.08
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, (0.02)%, 0.08%, (0.01)%, 0.03%, 0.01%, (0.01)%, 0.00%, 0.00% and 0.00% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$78.0 Billion
Average Maturityˆ	52 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	39.4%
2–7 days	2.2
8–30 days	10.1
31–60 days	11.6
61–90 days	10.0
91–180 days	25.1
181+ days	1.6

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.02
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, 0.00%, 0.00%, (0.04)%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$15.1 Billion
Average Maturityˆ	43 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	55.6%
2–7 days	0.0
8–30 days	0.7
31–60 days	20.6
61–90 days	2.9
91–180 days	15.1
181+ days	5.1

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, (0.04)%, 0.00%, (0.04)%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2010	$11.7 Billion
Average Maturityˆ	49 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	14.4%
2–7 days	12.8
8–30 days	30.8
31–60 days	6.6
61–90 days	14.6
91–180 days	18.1
181+ days	2.7

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Institutional Class Shares	0.01
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.04)%, (0.02)%, (0.01)% and (0.01)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$16.2 Billion
Average Maturityˆ	36 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	17.1
8–30 days	51.9
31–60 days	10.0
61–90 days	13.9
91–180 days	5.4
181+ days	1.7

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, (0.02)%, (0.04)%, (0.01)%, 0.00%, 0.00% and 0.00% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2010	$23.0 Billion
Average Maturityˆ	25 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	14.3%
2–7 days	70.5
8–30 days	0.2
31–60 days	2.6
61–90 days	0.6
91–180 days	7.4
181+ days	4.4

7-DAY SEC YIELD (1)

Agency Shares	0.01%
Direct Shares	0.00
Institutional Class Shares	0.06
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
***	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.03)%, 0.00%, 0.02%, (0.01)%, 0.00% and 0.00% for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2010	$4.3 Billion
Average Maturityˆ	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE**

1 day	13.8%
2–7 days	68.0
8–30 days	2.3
31–60 days	3.4
61–90 days	2.4
91–180 days	4.8
181+ days	5.3

7-DAY SEC YIELD (1)

Agency Shares	0.09%
E*Trade	0.01
Institutional Class Shares	0.14
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.
**	Percentages indicated are based upon total investments as of February 28, 2010.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.04%, (0.05)%, 0.09%, (0.02)%, (0.01)%, (0.01)% and (0.01)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 59.5%
280,000	Abbey National Treasury Services plc, 0.200%, 03/08/10	280,000
225,000	Australia & New Zealand Banking Group, 0.220%, 03/25/10	225,003
	Banco Bilbao Vizcaya Argentaria S.A.,
88,000	0.255%, 04/09/10	88,000
42,000	0.300%, 07/30/10	42,000
379,000	0.305%, 05/24/10	379,004
482,000	0.305%, 07/20/10	482,010
160,000	0.305%, 07/28/10	160,003
322,000	0.305%, 07/29/10	322,007
205,000	0.310%, 05/24/10	205,000
418,000	0.320%, 05/12/10	418,000
250,000	0.320%, 05/20/10	250,000
418,000	0.340%, 05/06/10	418,004
280,000	0.355%, 08/17/10	280,007
847,500	Bank of Montreal, 0.200%, 03/25/10	847,506
	Bank of Nova Scotia,
307,000	0.260%, 05/24/10	307,000
1,000,000	0.290%, 08/09/10	1,000,000
176,000	0.300%, 06/07/10	176,000
354,000	0.300%, 08/12/10	354,000
284,000	0.400%, 06/23/10	284,000
100,000	0.756%, 03/10/10	100,014
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
435,000	0.200%, 04/14/10	435,000
817,000	0.200%, 04/26/10	816,998
570,000	0.210%, 04/07/10	570,000
298,000	0.210%, 05/12/10	298,000
260,000	0.210%, 05/17/10	260,006
203,000	0.210%, 05/18/10	203,000
93,000	0.220%, 03/05/10	93,000
115,000	0.220%, 05/24/10	115,000
	Barclays Bank plc,
210,000	0.200%, 03/12/10	210,000
287,500	0.200%, 03/16/10	287,500
1,000,000	0.200%, 03/26/10	1,000,000
570,000	0.200%, 05/17/10	570,000
	Bayerische Hypo-und Vereinsbank AG,
612,000	0.300%, 04/07/10	612,000
1,135,000	0.320%, 04/07/10	1,135,000
	BNP Paribas,
559,000	0.200%, 04/28/10	559,000
300,000	0.210%, 04/13/10	300,002
567,000	0.220%, 04/07/10	567,000
800,000	0.230%, 04/08/10	800,008
900,000	0.230%, 04/12/10	900,011
805,000	0.280%, 06/01/10	805,000
458,000	0.300%, 07/15/10	458,000
198,000	0.303%, 08/31/10	198,002
459,000	0.310%, 08/11/10	459,000
861,000	0.320%, 09/02/10	861,000
	BPCE S.A.,
350,000	0.260%, 03/05/10	350,000
464,000	0.260%, 04/27/10	464,007
430,000	0.260%, 05/17/10	430,009
286,000	0.260%, 05/21/10	286,007
430,000	0.270%, 04/19/10	430,006
180,000	0.270%, 04/21/10	180,003
275,000	0.300%, 04/01/10	275,002
	Caisse des Depot et Consignation,
863,000	0.260%, 05/28/10	863,021
704,000	0.340%, 09/03/10	704,036
415,500	0.540%, 07/06/10	415,515
360,000	0.540%, 07/30/10	360,015
	Calyon N.A. Co.,
710,000	0.280%, 05/25/10	710,000
165,000	0.300%, 05/19/10	165,000
300,000	0.310%, 08/05/10	300,000
630,000	0.340%, 04/08/10	630,000
350,000	0.340%, 05/05/10	350,000
79,300	0.350%, 04/15/10	79,301
300,000	0.355%, 05/05/10	300,003
	Citibank N.A.,
450,000	0.180%, 03/08/10	450,000
250,000	0.180%, 03/22/10	250,000
500,000	0.210%, 03/02/10	500,000
	Commerzbank AG,
600,000	0.200%, 03/19/10	600,000
300,000	0.200%, 03/22/10	300,000
520,000	0.205%, 03/22/10	520,000
	Commonwealth Bank of Australia Ltd.,
100,000	0.300%, 03/31/10	100,000
277,500	0.330%, 06/29/10	277,511
	Credit Agricole S.A.,
568,000	0.200%, 03/10/10	568,000
95,000	0.300%, 03/24/10	95,000
1,000,000	0.330%, 03/23/10	1,000,000
142,000	0.330%, 03/24/10	142,000
	Credit Industriel et Commercial,
568,000	0.370%, 03/10/10	568,001
75,000	0.370%, 03/16/10	75,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
569,000	0.375%, 03/08/10	569,000
500,000	0.375%, 03/17/10	500,001
313,000	0.400%, 03/19/10	313,001
1,000,000	0.400%, 03/26/10	1,000,007
600,000	0.405%, 03/19/10	600,001
	Danske Bank,
458,000	0.200%, 03/12/10	458,001
150,000	0.200%, 03/18/10	150,000
340,000	0.200%, 03/29/10	340,001
200,000	0.210%, 03/31/10	200,000
294,000	0.210%, 04/09/10	294,002
465,000	0.210%, 04/16/10	465,000
545,000	0.210%, 04/23/10	545,000
572,000	0.210%, 04/29/10	572,000
1,135,000	Deutsche Bank AG, 0.300%, 08/11/10	1,135,000
	Dexia Credit Local,
912,000	0.300%, 03/24/10	912,000
560,600	0.315%, 03/03/10	560,601
489,000	0.540%, 07/28/10	489,020
	DnB NOR Bank ASA,
300,000	0.165%, 03/15/10	300,001
600,000	0.180%, 03/11/10	600,001
120,000	0.180%, 04/09/10	120,000
567,000	0.190%, 03/08/10	567,001
723,000	0.195%, 04/23/10	723,005
	DZ Bank AG,
500,000	0.170%, 03/26/10	500,000
51,000	0.180%, 03/22/10	51,000
247,500	0.180%, 03/25/10	247,500
200,000	0.180%, 04/23/10	200,000
289,000	0.180%, 04/29/10	289,000
	HSBC Bank plc,
295,000	0.300%, 05/12/10	295,000
559,000	0.300%, 08/02/10	559,000
285,000	0.300%, 08/16/10	285,000
568,000	0.330%, 08/25/10	568,014
440,000	0.390%, 08/24/10	440,000
440,000	0.820%, 08/06/10	440,019
	ING Bank N.V.,
1,143,000	0.235%, 05/18/10	1,143,000
696,000	0.250%, 03/15/10	696,000
918,000	0.250%, 05/11/10	918,000
	Intesa Sanpaolo IMI S.p.A.,
500,000	0.180%, 03/08/10	500,001
400,000	0.200%, 03/04/10	400,000
100,000	0.200%, 04/05/10	100,000
225,000	0.200%, 04/22/10	225,000
100,000	0.240%, 06/10/10	99,997
203,000	0.275%, 05/25/10	203,002
200,000	Jyske Bank, 08/23/10	199,457
237,000	KBC Bank N.V., 0.200%, 03/25/10	237,000
	Landesbank Hessen-Thueringen,
500,000	0.185%, 03/25/10	500,002
1,497,500	0.200%, 03/19/10	1,497,500
	Lloyds TSB Bank plc,
400,000	0.200%, 04/08/10	400,000
600,000	0.200%, 04/12/10	600,000
357,500	0.200%, 04/13/10	357,500
565,000	0.200%, 04/19/10	565,000
1,135,000	0.210%, 04/09/10	1,135,000
125,000	0.210%, 05/10/10	125,000
	Mitsubishi UFJ Trust & Banking Corp.,
100,000	0.210%, 04/09/10	100,000
100,000	0.210%, 04/14/10	100,000
177,500	0.210%, 04/15/10	177,500
100,000	0.210%, 04/19/10	100,000
95,900	0.210%, 04/22/10	95,900
117,000	0.210%, 04/27/10	117,000
150,000	0.220%, 05/12/10	150,000
	Mizuho Corporate Bank Ltd.,
300,000	0.200%, 04/07/10	300,000
308,700	0.200%, 04/12/10	308,700
200,000	0.200%, 04/13/10	200,000
200,000	0.200%, 04/14/10	200,000
153,000	0.200%, 04/19/10	153,000
230,500	0.200%, 04/26/10	230,500
235,000	0.200%, 05/10/10	235,000
334,000	0.200%, 05/17/10	334,000
500,000	0.210%, 03/15/10	500,000
250,000	0.210%, 05/17/10	250,000
500,000	0.220%, 03/04/10	500,000
220,000	0.220%, 03/09/10	220,000
446,300	0.220%, 05/28/10	446,300
	National Australia Bank Ltd.,
1,000,000	0.180%, 03/30/10	999,984
470,000	0.200%, 03/12/10	470,000
1,130,000	0.200%, 05/04/10	1,130,000
738,000	0.335%, 05/05/10	738,000
500,000	0.350%, 03/30/10	500,000
750,000	0.350%, 04/01/10	750,000
112,000	0.350%, 04/06/10	112,000
500,000	National Bank of Canada, 0.200%, 05/17/10	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Nederlandse Waterschapsbank N.V.,
125,000	0.190%, 04/14/10	125,000
485,000	0.400%, 08/16/10	485,068
	Nordea Bank Finland plc,
270,000	0.200%, 03/02/10	270,000
500,000	0.200%, 03/03/10	500,000
399,000	0.200%, 03/05/10	399,000
150,000	0.250%, 05/25/10	150,000
175,000	0.260%, 05/25/10	175,000
296,000	0.285%, 05/18/10	296,000
500,000	0.300%, 08/13/10	500,000
	Norinchukin Bank-New York,
250,000	0.250%, 03/23/10	250,000
258,000	0.250%, 03/25/10	258,000
97,000	0.250%, 04/14/10	97,000
300,000	0.250%, 04/15/10	300,000
286,000	0.250%, 04/19/10	286,000
326,800	0.260%, 04/23/10	326,800
284,000	0.260%, 04/27/10	284,000
	Rabobank Nederland N.V.,
200,000	0.190%, 03/02/10	200,000
200,000	0.190%, 04/14/10	200,000
150,000	0.200%, 04/06/10	150,000
844,000	0.205%, 04/30/10	844,007
628,000	0.225%, 04/20/10	628,004
224,100	0.290%, 05/19/10	224,100
885,000	0.305%, 05/12/10	885,000
279,000	0.340%, 03/15/10	279,000
50,153	0.340%, 03/17/10	50,156
985,000	0.350%, 03/24/10	985,000
590,000	0.360%, 03/01/10	590,000
500,000	0.360%, 03/24/10	500,002
	Royal Bank of Scotland plc,
1,720,000	0.220%, 04/20/10	1,720,003
455,000	0.220%, 04/30/10	455,000
500,000	0.225%, 04/12/10	500,000
586,000	1.100%, 05/10/10	586,000
	Societe Generale,
374,000	0.215%, 05/20/10	374,000
18,000	0.215%, 05/24/10	18,000
313,700	0.220%, 04/30/10	313,700
1,145,500	0.230%, 04/19/10	1,145,500
	Sumitomo Mitsui Banking Corp.,
100,000	0.200%, 04/12/10	100,000
250,000	0.200%, 04/14/10	250,000
100,000	0.210%, 06/02/10	100,000
100,000	0.220%, 05/12/10	100,000
258,000	0.220%, 05/26/10	258,000
178,700	0.280%, 05/24/10	178,700
231,000	0.295%, 05/20/10	231,000
140,050	0.300%, 08/02/10	140,050
296,000	0.300%, 08/12/10	296,000
160,000	0.310%, 05/13/10	160,000
172,178	0.310%, 05/17/10	172,178
177,000	0.310%, 05/18/10	177,000
174,900	0.320%, 05/12/10	174,900
292,000	0.335%, 04/29/10	292,000
155,000	0.340%, 04/26/10	155,000
182,000	0.340%, 04/27/10	182,000
140,000	0.350%, 04/01/10	140,000
300,000	0.350%, 04/09/10	300,000
100,000	Sumitomo Trust & Banking Co., Ltd., 0.210%, 04/16/10	100,000
	Svenska Handelsbanken, Inc.,
4,970	0.200%, 03/01/10	4,970
437,000	0.200%, 03/08/10	437,000
250,000	0.200%, 03/22/10	250,001
261,970	0.200%, 03/29/10	261,970
570,000	0.200%, 04/07/10	570,000
	UBS AG,
350,000	0.200%, 04/20/10	350,000
699,000	0.200%, 05/17/10	699,000
170,000	0.520%, 05/17/10	170,109
	UniCredito Italiano S.p.A.,
293,000	0.270%, 04/30/10	293,000
175,000	0.270%, 05/07/10	175,000
552,500	0.275%, 04/08/10	552,500
743,500	0.275%, 04/09/10	743,500
200,000	0.280%, 04/22/10	200,000
200,000	0.290%, 03/17/10	200,000
	Westpac Banking Corp.,
28,750	0.230%, 05/04/10	28,749
17,000	0.250%, 05/24/10	17,000
	Total Certificates of Deposit (Cost $90,783,008)	90,783,008
Commercial Paper — 25.5% (n)
500,000	Abbey National North America LLC, 0.310%, 03/26/10	499,892
	Amsterdam Funding Corp.,
73,100	0.180%, 03/09/10 (e)	73,097
50,000	0.200%, 05/17/10 (e)	49,979
39,000	0.200%, 04/19/10 (e)	38,989

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Antalis US Funding Corp.,
20,000	0.200%, 03/09/10 (e)	19,999
23,000	0.210%, 04/12/10 (e)	22,994
98,000	0.210%, 04/13/10 (e)	97,976
40,000	0.210%, 04/15/10 (e)	39,990
19,000	0.210%, 04/23/10 (e)	18,994
	ANZ National International Ltd.,
280,000	0.280%, 05/24/10 (e)	279,817
159,000	0.290%, 06/11/10 (e)	158,869
200,000	0.290%, 06/03/10 (e)	199,849
300,000	0.310%, 08/05/10 (e)	299,594
300,000	0.310%, 08/09/10 (e)	299,584
153,270	0.320%, 06/14/10 (e)	153,127
149,000	0.361%, 04/08/10 (e)	148,943
96,000	0.381%, 03/22/10 (e) (m)	95,979
75,000	0.391%, 03/10/10 (e) (m)	74,993
30,000	Arabella Finance LLC, 0.480%, 03/23/10 (e)	29,991
	ASB Finance Ltd.,
28,500	0.210%, 05/19/10 (e)	28,487
250,000	0.280%, 06/09/10 (e)	249,806
135,000	0.290%, 04/27/10 (e)	134,938
120,000	0.341%, 04/19/10 (e)	119,944
90,000	0.361%, 04/08/10 (e)	89,966
75,000	0.501%, 03/15/10 (e)	74,985
75,000	0.501%, 03/29/10 (e)	74,971
	Atlantis One Funding Corp.,
190,000	0.200%, 04/06/10 (e)	189,962
300,000	0.220%, 03/11/10 (e)	299,982
254,000	0.300%, 07/13/10 (e)	253,716
295,000	0.310%, 05/10/10 (e)	294,822
181,000	0.321%, 05/06/10 (e)	180,894
95,600	Australia & New Zealand Banking Group, 0.300%, 04/07/10 (e)	95,571
	Banco Bilbao Vizcaya Argentaria S.A.,
200,000	0.240%, 03/22/10 (e)	199,972
224,600	0.300%, 07/22/10 (e)	224,332
564,000	0.300%, 07/28/10 (e)	563,300
218,000	0.310%, 07/29/10 (e)	217,719
25,500	0.321%, 05/17/10 (e)	25,483
89,000	0.336%, 04/30/10 (e)	88,950
310,000	0.336%, 05/10/10 (e)	309,798
95,500	0.341%, 04/22/10 (e)	95,453
	Banque et Caisse d’Epargne de L’Etat,
75,000	0.200%, 03/11/10	74,996
100,000	0.200%, 04/23/10	99,970
200,000	0.210%, 03/25/10	199,972
	Barton Capital Corp.,
18,015	0.200%, 04/20/10 (e)	18,010
15,009	0.200%, 04/26/10 (e)	15,004
60,035	0.200%, 05/14/10 (e)	60,010
45,027	0.200%, 05/17/10 (e)	45,008
	Belmont Funding LLC,
50,000	0.400%, 03/22/10 (e)	49,988
40,000	0.400%, 03/29/10 (e)	39,988
	BNZ International Funding Ltd.,
150,000	0.310%, 06/08/10 (e)	149,872
150,000	0.341%, 03/31/10 (e)	149,957
148,000	0.341%, 04/23/10 (e)	147,926
45,100	0.351%, 03/11/10 (e)	45,096
75,000	0.351%, 03/26/10 (e)	74,982
	BPCE S.A.,
105,000	0.240%, 04/27/10 (e)	104,960
214,600	0.240%, 04/30/10 (e)	214,514
72,000	0.245%, 05/18/10 (e)	71,962
148,700	0.255%, 04/19/10 (e)	148,649
550,000	0.270%, 03/22/10 (e)	549,913
44,000	0.270%, 03/25/10 (e)	43,992
	CAFCO LLC,
100,000	0.200%, 03/09/10 (e)	99,996
64,000	0.200%, 03/18/10 (e)	63,994
25,000	0.200%, 04/12/10 (e)	24,994
50,000	0.215%, 03/23/10 (e)	49,993
65,500	0.220%, 03/02/10 (e)	65,500
	Calyon North America, Inc.,
300,000	0.190%, 03/09/10	299,987
158,000	0.200%, 04/06/10	157,969
	Cancara Asset Securitisation LLC,
34,000	0.220%, 04/22/10 (e)	33,989
141,000	0.220%, 04/23/10 (e)	140,955
74,500	0.230%, 04/08/10 (e)	74,482
257,000	0.230%, 04/19/10 (e)	256,919
200,000	0.260%, 03/15/10 (e)	199,980
110,000	0.260%, 03/19/10 (e)	109,986
	CBA Delaware Finance, Inc.,
585,000	0.190%, 03/03/10	584,994
69,868	0.260%, 06/22/10	69,811
296,500	0.275%, 06/04/10	296,285
169,510	0.290%, 06/03/10	169,382
80,000	0.290%, 06/10/10	79,935
310,000	0.300%, 06/11/10	309,736

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Commerzbank AG,
400,000	0.200%, 03/19/10	399,960
700,000	0.200%, 03/22/10	699,918
	CRC Funding LLC,
250,000	0.200%, 03/18/10 (e)	249,976
70,000	0.200%, 04/12/10 (e)	69,984
100,000	0.200%, 04/20/10 (e)	99,972
50,000	0.215%, 03/23/10 (e)	49,994
500,000	Danske Corp., 0.180%, 04/26/10 (e)	499,860
400,000	Dexia Delaware LLC, 0.210%, 03/03/10	399,995
	Ebbets Funding LLC,
229,553	0.450%, 03/01/10 (e)	229,553
250,000	0.450%, 03/08/10 (e)	249,978
47,000	0.480%, 04/27/10 (e)	46,964
175,000	Edison Asset Securitization LLC, 0.210%, 03/22/10 (e)	174,979
162,000	Elysian Funding LLC, 0.551%, 04/16/10 (e)	161,886
339,321	Erste Finance Delaware LLC, 0.200%, 03/04/10 (e)	339,315
100,000	Fortis Funding LLC, 0.200%, 03/08/10 (e)	99,996
	Gemini Securitization Corp. LLC,
133,300	0.180%, 03/08/10 (e)	133,295
319,564	0.190%, 04/21/10 (e)	319,478
	General Electric Capital Corp.,
300,000	0.190%, 04/29/10	299,907
494,505	0.190%, 04/30/10	494,348
	General Electric Capital Services, Inc.,
180,000	0.200%, 03/26/10	179,975
99,760	0.200%, 05/26/10	99,712
	General Electric Co.,
630,926	0.140%, 03/01/10	630,926
255,000	0.170%, 03/22/10	254,975
	Grampain Funding LLC,
100,000	0.220%, 03/17/10 (e)	99,990
69,000	0.220%, 03/24/10 (e)	68,991
	ING Funding LLC,
199,000	0.200%, 05/18/10	198,914
51,000	0.200%, 05/24/10	50,976
	Intesa Funding LLC,
300,000	0.200%, 03/08/10	299,988
100,000	0.200%, 04/05/10	99,981
450,000	0.200%, 05/28/10	449,780
500,000	0.210%, 05/25/10	499,752
300,000	0.290%, 06/09/10	299,758
150,000	KBC Financial Products International Ltd., 0.200%, 03/09/10 (e)	149,993
300,000	Landesbank Hessen-Thueringen, 0.200%, 03/16/10 (e)	299,975
158,700	Lloyds TSB Bank plc, 0.200%, 04/16/10	158,659
	Macquarie Bank Ltd.,
278,000	1.112%, 04/28/10 (e)	277,507
334,900	1.113%, 05/07/10 (e)	334,215
53,924	Market Street Funding LLC, 0.140%, 03/01/10 (e)	53,924
	MetLife Short Term Funding LLC,
75,000	0.210%, 04/30/10 (e)	74,974
10,000	0.210%, 05/10/10 (e)	9,996
78,000	0.210%, 05/28/10 (e)	77,960
25,000	0.240%, 03/19/10 (e)	24,997
	Mont Blanc Capital Corp.,
44,700	0.170%, 03/19/10 (e)	44,696
102,480	0.210%, 03/09/10 (e)	102,475
375,000	National Australia Funding Delaware, Inc., 0.310%, 03/26/10 (e)	374,919
	National Bank of Canada,
700,000	0.200%, 05/11/10	699,724
107,750	0.200%, 05/14/10	107,706
85,000	Newport Funding Corp., 0.170%, 03/18/10 (e)	84,993
	NRW Bank Corp.,
50,000	0.210%, 05/10/10	49,980
600,000	0.240%, 03/05/10	599,984
343,500	0.240%, 04/06/10	343,417
308,000	0.284%, 07/14/10	307,677
730,000	0.300%, 08/05/10	729,045
92,500	0.300%, 08/09/10	92,376
464,300	0.300%, 08/18/10	463,642
250,000	0.300%, 08/19/10	249,644
223,000	0.305%, 08/23/10	222,669
607,000	0.305%, 08/24/10	606,095
5,600	0.341%, 03/22/10	5,599
	Raiffeisen Zentralbank Oesterreich AG,
300,000	0.200%, 03/01/10 (e)	300,000
103,941	0.200%, 03/04/10 (e)	103,939
90,000	RBS Holdings USA, Inc., 0.270%, 04/09/10 (e)	89,974
54,603	Regency Markets No. 1 LLC, 0.200%, 04/20/10 (e)	54,588
	Rhein Main Securitisation Ltd.,
43,600	0.200%, 03/26/10 (e)	43,594
66,564	0.320%, 03/15/10 (e)	66,556
30,000	0.350%, 03/08/10 (e)	29,998

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Rheingold Securitisation Ltd.,
29,000	0.200%, 03/16/10 (e)	28,998
139,000	0.230%, 04/26/10 (e)	138,950
40,000	0.350%, 03/01/10 (e)	40,000
	Royal Park Investments Funding Corp.,
270,000	0.210%, 04/09/10	269,939
125,000	0.230%, 05/05/10	124,948
	Santander Central Hispano Finance Delaware, Inc.,
85,850	0.300%, 04/09/10	85,822
500,000	0.300%, 07/27/10	499,383
144,750	0.300%, 08/04/10	144,562
178,700	0.351%, 08/16/10	178,408
	Scaldis Capital LLC,
114,000	0.180%, 03/17/10 (e)	113,991
75,000	0.180%, 03/22/10 (e)	74,992
200,000	0.180%, 03/23/10 (e)	199,978
100,000	0.180%, 03/30/10 (e)	99,986
100,000	0.180%, 04/01/10 (e)	99,984
	Societe de Prise de Participation de l’Etat,
300,000	0.185%, 03/01/10 (e)	300,000
414,000	0.195%, 05/14/10 (e)	413,834
400,000	0.200%, 05/12/10 (e)	399,840
300,000	0.200%, 05/19/10 (e)	299,868
175,000	0.205%, 05/26/10 (e)	174,914
168,000	0.210%, 05/25/10 (e)	167,917
250,000	0.210%, 07/06/10 (e)	249,815
150,000	0.230%, 06/01/10 (e)	149,912
125,000	0.250%, 05/20/10 (e)	124,931
44,505	0.250%, 05/27/10 (e)	44,478
300,000	0.250%, 05/28/10 (e)	299,816
	Societe Generale North America, Inc.,
41,633	0.210%, 04/22/10	41,620
46,500	0.215%, 05/20/10	46,478
450,000	0.215%, 05/25/10	449,771
573,000	0.220%, 04/20/10	572,825
500,000	0.240%, 03/26/10	499,917
	Starbird Funding Corp.,
100,000	0.190%, 04/19/10 (e)	99,974
75,000	0.190%, 04/21/10 (e)	74,980
150,000	0.195%, 03/18/10 (e)	149,986
44,000	0.200%, 03/02/10 (e)	44,000
50,000	0.200%, 04/23/10 (e)	49,985
	Straight-A Funding LLC,
70,058	0.180%, 03/08/10	70,056
50,000	0.180%, 03/09/10	49,998
49,098	0.180%, 03/16/10	49,094
	Sumitomo Mitsui Banking Corp.,
150,000	0.200%, 04/23/10 (e)	149,956
145,000	0.210%, 04/06/10 (e)	144,969
	Surrey Funding Corp.,
50,000	0.180%, 03/25/10 (e)	49,994
97,500	0.200%, 04/27/10 (e)	97,469
	Swedbank AB,
225,000	0.806%, 04/27/10 (e)	224,715
225,000	0.806%, 04/28/10 (e)	224,710
100,000	0.806%, 04/29/10 (e)	99,869
139,000	0.888%, 05/18/10 (e)	138,735
191,850	0.929%, 05/13/10 (e)	191,492
11,000	0.929%, 05/14/10 (e)	10,979
200,000	0.929%, 05/17/10 (e)	199,607
	Thames Asset Global Securitization Inc.,
94,444	0.200%, 04/07/10 (e)	94,425
46,619	0.200%, 04/09/10 (e)	46,609
59,702	0.200%, 04/12/10 (e)	59,688
41,315	0.200%, 04/14/10 (e)	41,305
149,992	0.200%, 04/15/10 (e)	149,954
50,917	0.200%, 04/19/10 (e)	50,903
90,702	0.200%, 06/01/10 (e)	90,656
30,713	0.210%, 03/18/10 (e)	30,710
47,000	Toronto-Dominion Holdings USA, Inc., 0.190%, 03/24/10 (e)	46,994
100,000	Total Capital S.A., 0.170%, 03/31/10 (e)	99,986
50,000	Toyota Credit Canada, Inc., 0.210%, 04/30/10	49,983
141,180	Toyota Motor Credit Corp., 0.250%, 03/19/10	141,162
105,656	Tulip Funding Corp., 0.200%, 03/01/10 (e)	105,656
285,000	UniCredit Delaware, Inc., 0.280%, 03/22/10 (e)	284,954
315,000	Versailles Commercial Paper LLC, 0.180%, 03/26/10 (e)	314,961
	Westpac Banking Corp.,
100,000	0.260%, 05/27/10 (e)	99,937
199,600	0.300%, 04/20/10 (e)	199,517
	Westpac Securities NZ Ltd.,
98,000	0.180%, 04/15/10 (e)	97,978
105,000	0.210%, 03/03/10 (e)	104,999
200,000	0.240%, 04/05/10 (e)	199,953

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
73,000	0.290%, 06/09/10 (e)	72,941
63,500	0.300%, 05/14/10 (e)	63,461
275,000	0.300%, 06/02/10 (e)	274,787
75,000	0.330%, 04/06/10 (e)	74,975
100,000	0.341%, 04/28/10 (e)	99,945
192,499	Windmill Funding Corp., 0.200%, 05/20/10 (e)	192,413
	Total Commercial Paper (Cost $38,843,226)	38,843,226
Corporate Notes — 0.5%
	Financials — 0.5%
	Commercial Banks — 0.1%
198,000	Rabobank Nederland N.V., VAR, 0.250%, 05/16/10 (e)	198,000
30,000	Wells Fargo & Co., VAR, 0.309%, 03/23/10	30,001
		228,001
	Diversified Financial Services — 0.2%
300,000	Bank of America Corp., 0.180%, 03/30/10	300,000
	FDIC Guaranteed Securities (˜) — 0.2%
307,000	Citibank N.A., VAR, 0.301%, 03/30/10	307,000
	Total Corporate Notes (Cost $835,001)	835,001
Repurchase Agreements — 1.7%
68,452	Bank of America Securities LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $68,453, collateralized by U.S. Government Agency Securities with a value of $70,506	68,452
770,000	Bank of America Securities LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $770,008, collateralized by U.S. Government Agency Securities with a value of $785,400	770,000
150,000	Barclays Capital, Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $150,001, collateralized by U.S. Treasury Securities with a value of $153,000	150,000
100,000	Barclays Capital, Inc., 0.150%, dated 02/26/10, due 03/01/10, repurchase price $100,001, collateralized by U.S. Treasury Securities with a value of $102,000	100,000
1,000,000	Credit Suisse First Boston Corp., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $1,000,010, collateralized by U.S. Government Agency Securities with a value of $1,020,004	1,000,000
475,267	Deutsche Bank Securities, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $475,272, collateralized by U.S. Government Agency Securities with a value of $484,772	475,267
	Total Repurchase Agreements (Cost $2,563,719)	2,563,719
Time Deposits — 10.9%
1,450,000	Banque Federative du Credit Mutuel, 0.150%, 03/01/10	1,450,000
1,164,360	Citibank N.A., 0.140%, 03/01/10	1,164,360
1,227,000	Credit Agricole S.A., 0.150%, 03/01/10	1,227,000
400,000	Danske Bank, 0.150%, 03/01/10	400,000
1,513,385	Deutsche Bank AG, 0.100%, 03/01/10	1,513,385
1,240,000	Dexia Credit Local, 0.170%, 03/01/10	1,240,000
460,000	DZ Bank AG, 0.140%, 03/01/10	460,000
1,820,000	KBC Bank N.V., 0.150%, 03/01/10	1,820,000
800,000	Landesbank Hessen-Thueringen, 0.150%, 03/01/10	800,000
1,980,000	Lloyds TSB Bank plc, 0.150%, 03/01/10	1,980,000
2,000,000	Natixis, 0.150%, 03/01/10	2,000,000
1,521,691	Societe Generale, 0.150%, 03/01/10	1,521,691
1,000,000	UniCredit Bank AG, 0.150%, 03/01/10	1,000,000
	Total Time Deposits (Cost $16,576,436)	16,576,436
U.S. Government Agency Securities — 2.5%
	Federal Home Loan Bank,
100,000	0.800%, 04/30/10	100,001
868,500	0.820%, 04/27/10	868,473
265,800	0.820%, 04/29/10	265,792
360,000	VAR, 0.655%, 03/01/10	360,000
2,246,000	Federal National Mortgage Association, DN, 0.705%, 04/09/10 (n)	2,244,297
	Total U.S. Government Agency Securities (Cost $3,838,563)	3,838,563
	Total Investments — 100.6% (Cost $153,439,953)*	153,439,953
	Liabilities in Excess of Other Assets — (0.6)%	(882,875)
	NET ASSETS — 100.0%	$152,557,078

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 53.0%
22,000	Abbey National Treasury Services plc, 0.200%, 03/08/10	22,000
	Banco Bilbao Vizcaya Argentaria S.A.,
30,000	0.300%, 07/30/10	30,000
37,000	0.305%, 07/20/10	37,001
13,000	0.305%, 07/28/10	13,000
45,000	0.310%, 05/24/10	45,000
31,000	0.320%, 05/12/10	31,000
34,000	0.340%, 05/06/10	34,000
26,000	0.350%, 08/16/10	26,000
	Bank of Montreal,
30,000	0.200%, 03/08/10	30,000
200,000	0.200%, 03/25/10	200,001
	Bank of Nova Scotia,
44,000	0.260%, 05/24/10	44,000
54,000	0.290%, 05/17/10	54,000
130,000	0.290%, 08/05/10	130,000
13,000	0.300%, 06/07/10	13,000
5,000	0.350%, 03/02/10	5,000
24,000	0.400%, 06/23/10	24,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
33,000	0.200%, 04/14/10	33,000
43,000	0.210%, 04/07/10	43,000
50,000	0.220%, 05/24/10	50,000
46,000	Barclays Bank plc, 0.200%, 05/17/10	46,000
88,000	Bayerische Hypo-und Vereinsbank AG, 0.320%, 04/07/10	88,000
	BNP Paribas,
47,000	0.200%, 04/28/10	47,000
25,000	0.210%, 04/13/10	25,000
44,000	0.220%, 04/07/10	44,000
50,000	0.220%, 04/08/10	50,000
100,000	0.230%, 04/12/10	100,001
67,000	0.280%, 06/01/10	67,000
35,000	0.300%, 07/15/10	35,000
16,000	0.303%, 08/31/10	16,001
41,000	0.310%, 08/11/10	41,000
67,000	0.320%, 09/02/10	67,000
	BPCE S.A.,
38,000	0.260%, 04/27/10	38,001
23,000	0.260%, 05/21/10	23,000
25,000	0.270%, 04/19/10	25,001
20,000	0.270%, 04/21/10	20,000
225,000	0.300%, 04/01/10	225,002
	Caisse des Depot et Consignation,
67,000	0.260%, 05/28/10	67,002
68,000	0.340%, 09/03/10	68,003
40,000	0.540%, 07/06/10	40,002
30,000	0.540%, 07/30/10	30,001
10,000	Caixa Geral de Depositos, 0.280%, 03/17/10	10,000
	Calyon N.A. Co.,
60,000	0.280%, 05/25/10	60,000
23,000	0.340%, 05/05/10	23,000
15,000	0.350%, 04/15/10	15,000
25,000	0.350%, 05/10/10	25,000
23,000	0.355%, 05/05/10	23,000
75,000	Commonwealth Bank of Australia Ltd., 0.330%, 06/29/10	75,008
	Credit Agricole S.A.,
46,000	0.200%, 03/10/10	46,000
96,000	0.330%, 03/24/10	96,000
	Credit Industriel et Commercial,
46,000	0.370%, 03/10/10	46,000
45,000	0.370%, 03/16/10	45,000
46,000	0.375%, 03/08/10	46,000
72,000	0.400%, 03/19/10	72,000
	Danske Bank,
35,000	0.200%, 03/12/10	35,000
28,000	0.200%, 03/29/10	28,000
45,000	0.210%, 04/23/10	45,000
46,000	0.210%, 04/29/10	46,000
91,000	Deutsche Bank AG, 0.300%, 08/11/10	91,000
	Dexia Credit Local,
73,000	0.300%, 03/24/10	73,000
47,000	0.315%, 03/03/10	47,000
40,000	0.540%, 07/28/10	40,002
	DnB NOR Bank ASA,
44,000	0.190%, 03/08/10	44,000
57,000	0.195%, 04/23/10	57,001
	DZ Bank AG,
25,000	0.180%, 03/22/10	25,000
23,000	0.180%, 04/29/10	23,000
	HSBC Bank plc,
22,000	0.300%, 05/12/10	22,000
48,000	0.300%, 08/02/10	48,000
23,000	0.300%, 08/16/10	23,000
51,000	0.330%, 08/25/10	51,001
34,000	0.390%, 08/24/10	34,000
35,000	0.820%, 08/06/10	35,002
91,000	ING Bank N.V., 0.235%, 05/18/10	91,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Intesa Sanpaolo IMI S.p.A.,
75,000	0.200%, 04/22/10	75,000
30,000	0.275%, 05/25/10	30,000
30,000	Jyske Bank, 0.560%, 08/23/10	29,919
59,000	KBC Bank N.V., 0.200%, 03/25/10	59,000
	Lloyds TSB Bank plc,
44,000	0.200%, 04/19/10	44,000
88,000	0.210%, 04/09/10	88,000
25,000	0.215%, 05/28/10	25,000
	Mitsubishi UFJ Trust & Banking Corp.,
20,000	0.210%, 04/15/10	20,000
100,000	0.210%, 04/16/10	100,000
100,000	0.210%, 04/22/10	100,000
	Mizuho Corporate Bank Ltd.,
22,000	0.200%, 04/12/10	22,000
50,000	0.200%, 04/14/10	50,000
35,000	0.200%, 04/19/10	35,000
50,000	0.200%, 04/26/10	50,000
30,000	0.220%, 03/09/10	30,000
	National Australia Bank Ltd.,
96,000	0.200%, 05/04/10	96,000
60,000	0.335%, 05/05/10	60,000
71,000	0.350%, 04/06/10	71,000
	Nederlandse Waterschapsbank N.V.,
25,000	0.190%, 04/14/10	25,000
39,000	0.400%, 08/16/10	39,005
	Nordea Bank Finland plc,
150,000	0.250%, 05/25/10	150,000
15,000	0.260%, 05/25/10	15,000
20,000	0.285%, 05/18/10	20,000
	Norinchukin Bank-New York,
42,000	0.250%, 03/29/10	42,000
31,000	0.250%, 04/14/10	31,000
22,000	0.250%, 04/19/10	22,000
77,000	0.260%, 04/23/10	77,000
23,000	0.260%, 04/27/10	23,000
	Rabobank Nederland N.V.,
79,000	0.205%, 04/30/10	79,001
47,000	0.225%, 04/20/10	47,000
66,600	0.305%, 05/12/10	66,600
23,000	0.340%, 03/15/10	23,000
50,000	0.360%, 03/01/10	50,000
128,000	0.360%, 03/24/10	128,000
	Royal Bank of Scotland plc,
130,000	0.220%, 04/20/10	130,000
47,300	1.100%, 05/10/10	47,300
	Societe Generale,
71,000	0.215%, 05/24/10	71,000
60,000	0.220%, 04/30/10	60,000
88,000	0.230%, 04/19/10	88,000
43,000	0.250%, 03/26/10	43,000
	Sumitomo Mitsui Banking Corp.,
50,000	0.200%, 05/05/10	50,000
25,000	0.210%, 06/02/10	25,000
100,000	0.220%, 06/01/10	100,000
20,000	0.295%, 05/20/10	20,000
30,000	0.300%, 05/19/10	30,000
23,000	0.300%, 08/12/10	23,000
15,000	0.310%, 05/17/10	15,000
13,000	0.310%, 05/18/10	13,000
13,000	0.320%, 05/12/10	13,000
24,000	0.335%, 04/29/10	24,000
25,000	0.340%, 04/26/10	25,000
14,000	0.340%, 04/27/10	14,000
25,000	0.350%, 04/09/10	25,000
	Sumitomo Trust & Banking Co., Ltd.,
20,000	0.210%, 04/16/10	20,000
50,000	0.220%, 05/25/10	50,000
43,000	Svenska Handelsbanken, Inc., 0.200%, 04/07/10	43,000
23,000	UBS AG, 0.200%, 05/17/10	23,000
	UniCredito Italiano S.p.A.,
20,000	0.270%, 04/30/10	20,000
29,000	0.275%, 04/08/10	29,000
56,000	0.275%, 04/09/10	56,000
59,000	0.280%, 04/22/10	59,000
	Total Certificates of Deposit (Cost $6,404,855)	6,404,855
Commercial Paper — 34.2% (n)
20,000	Antalis US Funding Corp., 0.210%, 03/05/10 (e)	19,999
15,000	ANZ National Bank Ltd., 0.285%, 05/05/10 (e)	14,992
	ANZ National International Ltd.,
20,000	0.280%, 05/24/10 (e)	19,987
100,000	0.290%, 05/28/10 (e)	99,929
100,000	0.290%, 06/01/10 (e)	99,926
25,000	0.290%, 06/07/10 (e)	24,980
40,000	0.290%, 06/11/10 (e)	39,967
13,000	0.361%, 04/08/10 (e)	12,995
10,000	0.381%, 03/15/10 (e) (m)	9,998

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
25,000	0.391%, 03/10/10 (e) (m)	24,998
5,000	Arabella Finance LLC, 0.480%, 03/23/10 (e)	4,999
	ASB Finance Ltd.,
80,000	0.280%, 06/02/10 (e)	79,942
100,000	0.300%, 05/10/10 (e)	99,942
60,000	0.501%, 03/11/10 (e)	59,992
25,000	0.501%, 03/15/10 (e)	24,995
50,000	0.501%, 03/29/10 (e)	49,980
	Atlantis One Funding Corp.,
20,000	0.300%, 07/13/10 (e)	19,977
22,000	0.310%, 05/10/10 (e)	21,987
276,900	Australia & New Zealand Banking Group Ltd., 0.260%, 05/19/10 (e)	276,742
	Banco Bilbao Vizcaya Argentaria S.A.,
93,000	0.300%, 07/22/10 (e)	92,889
45,000	0.300%, 07/28/10 (e)	44,944
21,000	0.321%, 05/17/10 (e)	20,986
29,000	0.336%, 04/30/10 (e)	28,984
	Banque et Caisse d’Epargne de L’Etat,
44,600	0.200%, 05/14/10	44,581
79,500	0.210%, 03/03/10	79,499
16,900	0.210%, 05/03/10	16,894
	Belmont Funding LLC,
20,000	0.400%, 03/25/10 (e)	19,995
10,000	0.400%, 03/29/10 (e)	9,997
	BNZ International Funding Ltd.,
15,000	0.341%, 04/23/10 (e)	14,992
15,000	0.351%, 03/11/10 (e)	14,999
30,000	0.351%, 03/26/10 (e)	29,993
	BPCE S.A.,
25,000	0.240%, 04/27/10 (e)	24,990
20,000	0.240%, 04/30/10 (e)	19,992
30,000	0.240%, 05/21/10 (e)	29,984
100,000	0.270%, 03/25/10 (e)	99,982
	Cancara Asset Securitisation LLC,
20,000	0.220%, 04/23/10 (e)	19,994
95,000	0.230%, 04/08/10 (e)	94,977
50,000	0.230%, 04/19/10 (e)	49,984
	CBA Delaware Finance, Inc.,
25,000	0.285%, 05/07/10	24,987
20,000	0.290%, 06/10/10	19,983
25,000	0.300%, 06/11/10	24,979
129,000	Ciesco LLC, 0.210%, 03/12/10 (e)	128,992
	Ebbets Funding LLC,
50,000	0.450%, 03/01/10 (e)	50,000
50,000	0.450%, 03/08/10 (e)	49,996
20,000	Elysian Funding LLC, 0.551%, 04/16/10 (e)	19,986
150,000	Erste Finance Delaware LLC, 0.200%, 03/04/10 (e)	149,997
89,000	Grampian Funding LLC, 0.220%, 03/19/10 (e)	88,990
175,000	Hannover Funding Co. LLC, 0.450%, 03/02/10 (e)	174,998
50,000	Intesa Funding LLC, 0.200%, 05/28/10	49,976
	KBC Financial Products International Ltd.,
25,000	0.200%, 03/16/10 (e)	24,998
100,000	0.200%, 03/18/10 (e)	99,990
95,000	Lloyds TSB Bank plc, 0.200%, 04/16/10	94,976
25,000	Macquarie Bank Ltd., 1.112%, 04/28/10 (e)	24,956
47,146	Matchpoint Master Trust, 0.220%, 05/25/10 (e)	47,121
	MetLife Short Term Funding LLC,
50,000	0.210%, 04/28/10 (e)	49,983
11,890	0.220%, 04/12/10 (e)	11,887
	Nordea Bank Finland plc,
140,000	0.250%, 05/19/10	139,923
25,000	0.285%, 05/17/10	24,985
	NRW Bank Corp.,
26,500	0.240%, 04/06/10	26,494
10,000	0.250%, 03/05/10	10,000
48,000	0.305%, 08/24/10	47,928
75,000	Raiffeisen Zentralbank Oesterreich AG, 0.200%, 03/04/10 (e)	74,999
100,000	RBS Holdings USA, Inc., 0.270%, 04/09/10 (e)	99,971
	Rhein Main Securitisation Ltd.,
38,365	0.230%, 03/12/10 (e)	38,362
52,065	0.250%, 04/12/10 (e)	52,050
20,000	0.350%, 03/08/10 (e)	19,999
28,000	Rheingold Securitisation Ltd., 0.270%, 05/17/10 (e)	27,984
	Royal Park Investments Funding Corp.,
30,000	0.210%, 04/09/10	29,993
25,000	0.230%, 05/05/10	24,990
	Santander Central Hispano Finance Delaware, Inc.,
60,000	0.300%, 08/04/10	59,922
15,000	0.351%, 08/16/10	14,975
	Societe de Prise de Participation de l’Etat,
55,000	0.200%, 05/25/10 (e)	54,974
12,000	0.250%, 05/20/10 (e)	11,993
29,000	0.250%, 05/27/10 (e)	28,983
	Societe Generale North America, Inc.,
25,000	0.210%, 04/22/10	24,992
43,000	0.220%, 04/20/10	42,987

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Sumitomo Mitsui Banking Corp.,
10,996	0.200%, 03/10/10 (e)	10,996
30,000	0.200%, 04/05/10 (e)	29,994
100,000	0.300%, 07/26/10 (e)	99,877
	Swedbank AB,
40,000	0.806%, 04/30/10 (e)	39,947
11,000	0.888%, 05/18/10 (e)	10,979
33,000	0.928%, 05/10/10 (e)	32,941
	Thames Asset Global Securitization, Inc.,
8,127	0.200%, 04/12/10 (e)	8,125
25,917	0.200%, 04/19/10 (e)	25,910
10,000	Toyota Motor Credit Corp., 0.250%, 03/19/10	9,999
	Westpac Securities NZ Ltd.,
5,000	0.300%, 05/14/10 (e)	4,997
100,000	0.300%, 06/02/10 (e)	99,922
	Total Commercial Paper (Cost $4,131,969)	4,131,969
Corporate Notes — 0.3%
	Financials — 0.3%
	Commercial Banks — 0.1%
16,000	Rabobank Nederland N.V., VAR, 0.250%, 05/16/10 (e)	16,000
	FDIC Guaranteed Securities (˜) — 0.2%
23,000	Citibank N.A., VAR, 0.301%, 03/30/10	23,000
	Total Financials	39,000
	Total Corporate Notes (Cost $39,000)	39,000
Repurchase Agreement — 1.3%
151,792	Deutsche Bank Securities, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $151,794, collateralized by U.S. Government Agency Securities with a value of $154,828 (Cost $151,792)	151,792
Time Deposits — 10.3%
300,000	Credit Agricole S.A., 0.150%, 03/01/10	300,000
425,000	Dexia Credit Local, 0.170%, 03/01/10	425,000
520,000	DZ Bank AG, 0.150%, 03/01/10	520,000
	Total Time Deposits (Cost $1,245,000)	1,245,000
U.S. Government Agency Securities — 2.7%
	Federal Home Loan Bank,
23,000	0.550%, 08/05/10	22,997
86,500	0.820%, 04/27/10	86,497
33,640	VAR, 0.655%, 03/01/10	33,640
185,000	Federal National Mortgage Association, DN, 0.705%, 04/09/10 (n)	184,860
	Total U.S. Government Agency Securities (Cost $327,994)	327,994
	Total Investments — 101.8% (Cost $12,300,610)*	12,300,610
	Liabilities in Excess of Other Assets — (1.8)%	(216,914)
	NET ASSETS — 100.0%	$12,083,696

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Corporate Note — 0.2%
	FDIC Guaranteed Securities (˜) — 0.2%
169,000	Citibank N.A., VAR, 0.301%, 03/30/10 (Cost $169,000)	169,000
U.S. Government Agency Securities — 66.9%
	Federal Farm Credit Bank — 1.3%
450,000	VAR, 0.219%, 03/20/10	449,982
250,000	VAR, 0.595%, 03/01/10	250,000
300,000	VAR, 0.680%, 03/01/10	300,000
		999,982
	Federal Home Loan Bank — 14.2%
285,900	0.180%, 05/04/10	285,874
294,800	0.500%, 10/18/10	294,762
175,000	0.500%, 10/18/10	175,000
326,000	0.600%, 06/25/10	326,224
369,000	0.650%, 06/15/10	368,927
439,500	0.650%, 07/09/10	439,293
127,358	DN, 0.060%, 03/01/10 (n)	127,358
94,362	DN, 0.150%, 04/07/10 (n)	94,348
423,000	DN, 0.150%, 05/05/10 (n)	422,885
612,700	DN, 0.150%, 05/12/10 (n)	612,516
598,000	DN, 0.150%, 05/19/10 (n)	597,803
207,700	DN, 0.200%, 07/07/10 (n)	207,552
136,925	DN, 0.225%, 03/17/10 (n)	136,911
234,500	DN, 0.381%, 03/02/10 (n)	234,498
202,000	DN, 0.705%, 04/22/10 (n)	201,796
251,000	DN, 0.705%, 04/23/10 (n)	250,741
385,000	DN, 0.705%, 04/26/10 (n)	384,581
449,500	VAR, 0.111%, 04/15/10	449,187
419,000	VAR, 0.119%, 04/26/10	418,762
405,000	VAR, 0.130%, 05/10/10	404,764
489,400	VAR, 0.139%, 03/17/10	489,330
72,420	VAR, 0.151%, 04/14/10	72,406
378,400	VAR, 0.159%, 03/01/10	378,400
1,000,000	VAR, 0.159%, 03/26/10	1,000,000
340,000	VAR, 0.169%, 03/19/10	339,998
1,205,000	VAR, 0.295%, 03/01/10	1,205,000
190,000	VAR, 0.320%, 03/01/10	190,000
428,900	VAR, 0.360%, 03/01/10	428,900
289,000	VAR, 0.520%, 03/01/10	289,000
250,000	VAR, 0.655%, 03/01/10	250,000
		11,076,816
	Federal Home Loan Mortgage Corp. — 31.0%
765,668	DN, 0.150%, 04/05/10 (n)	765,556
1,000,000	DN, 0.150%, 05/06/10 (n)	999,725
1,000,000	DN, 0.150%, 05/07/10 (n)	999,721
578,118	DN, 0.150%, 05/17/10 (n)	577,933
720,000	DN, 0.155%, 04/15/10 (n)	719,861
500,000	DN, 0.160%, 03/16/10 (n)	499,966
250,000	DN, 0.160%, 03/30/10 (n)	249,968
1,200,000	DN, 0.160%, 04/01/10 (n)	1,199,835
907,328	DN, 0.165%, 03/09/10 (n)	907,295
100,000	DN, 0.170%, 03/17/10 (n)	99,992
175,000	DN, 0.170%, 04/19/10 (n)	174,960
177,800	DN, 0.170%, 07/02/10 (n)	177,697
1,200,000	DN, 0.175%, 07/08/10 (n)	1,199,247
163,150	DN, 0.180%, 07/19/10 (n)	163,036
481,000	DN, 0.180%, 08/10/10 (n)	480,610
350,000	DN, 0.180%, 08/11/10 (n)	349,715
698,500	DN, 0.180%, 08/12/10 (n)	697,927
136,950	DN, 0.190%, 08/17/10 (n)	136,828
164,400	DN, 0.200%, 03/29/10 (n)	164,374
95,000	DN, 0.200%, 04/26/10 (n)	94,970
274,000	DN, 0.200%, 05/03/10 (n)	273,904
1,921,700	DN, 0.200%, 07/20/10 (n)	1,920,195
230,000	DN, 0.200%, 07/27/10 (n)	229,811
750,000	DN, 0.200%, 07/28/10 (n)	749,379
248,000	DN, 0.200%, 07/30/10 (n)	247,792
1,407,950	DN, 0.200%, 08/03/10 (n)	1,406,738
591,295	DN, 0.204%, 06/07/10 (n)	590,968
200,000	DN, 0.210%, 04/12/10 (n)	199,951
199,000	DN, 0.210%, 06/08/10 (n)	198,885
214,014	DN, 0.210%, 06/14/10 (n)	213,883
596,628	DN, 0.210%, 06/21/10 (n)	596,238
397,000	DN, 0.210%, 06/25/10 (n)	396,732
319,000	DN, 0.210%, 07/06/10 (n)	318,764
60,000	DN, 0.210%, 08/02/10 (n)	59,946
200,000	DN, 0.210%, 08/09/10 (n)	199,812
271,500	DN, 0.213%, 08/05/10 (n)	271,248
238,250	DN, 0.224%, 08/16/10 (n)	238,001
909,000	DN, 0.239%, 03/22/10 (n)	908,873
768,000	DN, 0.252%, 10/05/10 (n)	766,831
998,500	VAR, 0.120%, 03/02/10	996,775
985,000	VAR, 0.151%, 04/12/10	985,000
500,000	VAR, 0.235%, 03/03/10	499,923
250,000	VAR, 0.301%, 03/14/10	250,001
496,700	VAR, 0.303%, 04/07/10	496,591
475,000	VAR, 0.327%, 03/09/10	474,941
		24,150,398

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — 20.4%
440,424	DN, 0.120%, 03/01/10 (n)	440,424
1,000,000	DN, 0.130%, 03/03/10 (n)	999,993
86,636	DN, 0.140%, 03/01/10 (n)	86,636
500,000	DN, 0.140%, 03/15/10 (n)	499,973
50,066	DN, 0.150%, 05/03/10 (n)	50,053
556,100	DN, 0.150%, 05/05/10 (n)	555,949
316,872	DN, 0.150%, 05/26/10 (n)	316,758
1,306,000	DN, 0.150%, 06/03/10 (n)	1,305,489
500,000	DN, 0.160%, 04/01/10 (n)	499,931
250,000	DN, 0.160%, 04/02/10 (n)	249,965
143,000	DN, 0.165%, 06/14/10 (n)	142,931
1,000,000	DN, 0.180%, 05/25/10 (n)	999,575
538,250	DN, 0.180%, 07/21/10 (n)	537,868
600,000	DN, 0.190%, 06/21/10 (n)	599,645
300,000	DN, 0.190%, 06/22/10 (n)	299,821
125,000	DN, 0.200%, 03/24/10 (n)	124,984
304,782	DN, 0.200%, 04/21/10 (n)	304,696
200,000	DN, 0.200%, 06/09/10 (n)	199,889
1,000,000	DN, 0.200%, 07/19/10 (n)	999,222
1,035,000	DN, 0.207%, 08/02/10 (n)	1,034,082
836,730	DN, 0.210%, 06/16/10 (n)	836,208
465,364	DN, 0.210%, 06/23/10 (n)	465,054
740,000	DN, 0.214%, 08/18/10 (n)	739,254
240,000	DN, 0.225%, 08/25/10 (n)	239,734
643,000	DN, 0.240%, 04/09/10 (n)	642,833
163,953	DN, 0.240%, 05/03/10 (n)	163,884
205,506	DN, 0.265%, 04/01/10 (n)	205,459
704,000	VAR, 0.129%, 03/27/11	703,603
100,000	VAR, 0.130%, 05/13/11	99,935
377,000	VAR, 0.199%, 05/05/10	376,942
1,234,000	VAR, 0.640%, 03/02/10	1,234,018
		15,954,808
	Total U.S. Government Agency Securities (Cost $52,182,004)	52,182,004
U.S. Treasury Obligations — 1.4%
	U.S. Treasury Bills — 1.4% (n)
399,000	0.160%, 04/15/10	398,920
400,000	0.200%, 03/18/10	399,962
250,000	0.502%, 04/01/10	249,893
	Total U.S. Treasury Obligations (Cost $1,048,775)	1,048,775
Repurchase Agreements — 31.5%
2,187,829	Bank of America Securities LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,187,851, collateralized by U.S. Government Agency Securities with a value of $2,231,586	2,187,829
2,350,000	Barclays Capital, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,350,023, collateralized by U.S. Government Agency Securities with a value of $2,397,000 (m)	2,350,000
2,985,000	Citigroup, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,985,030, collateralized by U.S. Government Agency Securities with a value of $3,044,700	2,985,000
1,500,000	Credit Suisse First Boston USA, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $1,500,015, collateralized by U.S. Government Agency Securities with a value of $1,530,005	1,500,000
94,023	Deutsche Bank AG, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $94,024, collateralized by U.S. Government Agency Securities with a value of $95,903	94,023
4,965,442	Deutsche Bank AG, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $4,965,492, collateralized by U.S. Government Agency Securities with a value of $5,064,751	4,965,442
2,000,000	Goldman Sachs & Co., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,000,020, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
3,000,000	Morgan Stanley Co., Inc, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $3,000,030, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
2,985,000	RBS Securities, Inc., 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,985,030, collateralized by U.S. Government Agency Securities with a value of $3,055,853	2,985,000
2,500,000	UBS Warburg LLC, 0.120%, dated 02/26/10, due 03/01/10, repurchase price $2,500,025, collateralized by U.S. Government Agency Securities with a value of $2,550,003	2,500,000
	Total Repurchase Agreements (Cost $24,567,294)	24,567,294
	Total Investments — 100.0% (Cost $77,967,073)*	77,967,073
	Liabilities in Excess of Other Assets — 0.0% (g)	(7,097)
	NET ASSETS — 100.0%	$77,959,976

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 45.2%
	U.S. Treasury Bills — 38.5% (n)
500,000	0.100%, 04/22/10	499,928
150,000	0.110%, 05/13/10	149,966
1,825,000	0.135%, 04/01/10	1,824,768
100,000	0.155%, 08/05/10	99,932
350,000	0.162%, 04/08/10	349,940
87,100	0.167%, 04/15/10	87,082
100,000	0.170%, 06/17/10	99,949
122,950	0.173%, 08/12/10	122,853
125,000	0.185%, 08/19/10	124,890
50,000	0.387%, 10/21/10	49,875
575,000	0.390%, 08/26/10	573,897
350,000	0.399%, 09/23/10	349,205
125,000	0.427%, 01/13/11	124,531
225,000	0.450%, 06/03/10	224,737
500,000	0.474%, 06/10/10	499,339
250,000	0.487%, 07/29/10	249,495
300,000	0.518%, 05/06/10	299,717
100,000	0.654%, 03/11/10	99,982
		5,830,086
	U.S. Treasury Notes — 6.7%
251,000	1.750%, 03/31/10	251,325
65,000	2.000%, 09/30/10	65,645
139,000	2.375%, 08/31/10	140,376
325,000	2.875%, 06/30/10	327,508
65,000	3.875%, 09/15/10	66,262
163,000	4.000%, 04/15/10	163,762
		1,014,878
	Total U.S. Treasury Obligations (Cost $6,844,964)	6,844,964
Repurchase Agreements — 56.6%
194,527	Bank of America, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $194,529, collateralized by U.S. Treasury Securities with a value of $198,418	194,527
2,100,000	Barclays Capital, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $2,100,018, collateralized by U.S. Treasury Securities with a value of $2,142,000 (m)	2,100,000
1,000,000	Credit Suisse First Boston Corp., 0.090%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,006	1,000,000
150,000	Deutsche Bank AG, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $150,001, collateralized by U.S. Treasury Securities with a value of $153,000	150,000
355,977	Deutsche Bank AG, 0.100%, dated 02/26/10, due 03/01/10, repurchase price $355,980, collateralized by U.S. Treasury Securities with a value of $363,097	355,977
125,000	Goldman Sachs, 0.050%, dated 02/26/10, due 03/01/10, repurchase price $125,001, collateralized by U.S. Treasury Securities with a value of $127,500	125,000
145,595	Goldman Sachs, 0.070%, dated 02/26/10, due 03/01/10, repurchase price $145,596, collateralized by U.S. Treasury Securities with a value of $148,507	145,595
1,000,000	HSBC Securities, Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,003	1,000,000
1,000,000	Morgan Stanley Co., Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,664	1,000,000
1,000,000	RBS Securities, Inc., 0.100%, dated 02/26/10, due 03/01/10, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,003	1,000,000
1,500,000	UBS Warburg LLC Repo, 0.090%, dated 02/26/10, due 03/01/10, repurchase price $1,500,011, collateralized by U.S. Treasury Securities with a value of $1,530,002	1,500,000
	Total Repurchase Agreements (Cost $8,571,099)	8,571,099
	Total Investments — 101.8% (Cost $15,416,063)*	15,416,063
	Liabilities in Excess of Other Assets — (1.8)%	(268,473)
	NET ASSETS — 100.0%	$15,147,590

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 84.3%
	Federal Farm Credit Bank — 12.0%
50,000	DN, 0.140%, 03/29/10 (n)	49,995
25,000	DN, 0.140%, 05/12/10 (n)	24,993
25,000	DN, 0.140%, 05/13/10 (n)	24,993
25,000	DN, 0.140%, 05/14/10 (n)	24,993
25,000	DN, 0.140%, 05/17/10 (n)	24,992
25,000	DN, 0.140%, 05/18/10 (n)	24,992
25,000	DN, 0.140%, 05/19/10 (n)	24,992
25,000	DN, 0.160%, 04/01/10 (n)	24,997
25,000	DN, 0.160%, 04/05/10 (n)	24,996
25,000	DN, 0.160%, 04/06/10 (n)	24,996
25,000	DN, 0.160%, 04/14/10 (n)	24,995
25,000	DN, 0.160%, 04/22/10 (n)	24,994
15,000	DN, 0.160%, 04/23/10 (n)	14,996
15,000	DN, 0.160%, 05/05/10 (n)	14,996
10,000	DN, 0.160%, 05/06/10 (n)	9,997
100,000	DN, 0.160%, 07/15/10 (n)	99,940
10,000	DN, 0.170%, 04/30/10 (n)	9,997
210,000	DN, 0.220%, 10/04/10 (m) (n)	209,721
98,500	DN, 0.291%, 07/13/10 (n)	98,394
200,000	DN, 0.396%, 05/03/10 (n)	199,862
232,200	VAR, 0.120%, 03/01/10	232,200
80,000	VAR, 0.171%, 03/14/10	79,997
100,000	VAR, 0.595%, 03/01/10	100,000
		1,395,028
	Federal Home Loan Bank — 72.3%
150,000	0.180%, 05/04/10	149,986
100,000	0.500%, 10/18/10	99,987
60,000	0.650%, 06/15/10	59,988
60,000	0.650%, 07/09/10	59,972
100,000	0.800%, 04/23/10	99,999
50,000	0.875%, 04/16/10	50,025
95,000	1.100%, 03/19/10	94,999
71,320	2.750%, 06/18/10	71,824
72,642	DN, 0.060%, 03/01/10 (n)	72,642
754,209	DN, 0.097%, 03/05/10 (n)	754,201
500,000	DN, 0.103%, 03/10/10 (n)	499,987
1,396,000	DN, 0.107%, 03/24/10 (n)	1,395,905
535,250	DN, 0.110%, 03/03/10 (n)	535,247
600,000	DN, 0.110%, 03/12/10 (n)	599,980
175,000	DN, 0.150%, 05/03/10 (n)	174,954
368,000	DN, 0.150%, 05/05/10 (n)	367,900
350,000	DN, 0.150%, 05/07/10 (n)	349,902
221,000	DN, 0.150%, 05/19/10 (n)	220,927
200,000	DN, 0.150%, 06/14/10 (n)	199,913
150,000	DN, 0.170%, 07/14/10 (n)	149,904
100,000	DN, 0.210%, 06/16/10 (n)	99,938
90,000	DN, 0.215%, 08/18/10 (n)	89,909
115,000	DN, 0.260%, 07/15/10 (n)	114,887
45,000	DN, 0.268%, 07/07/10 (n)	44,957
200,000	DN, 0.381%, 03/02/10 (n)	199,998
37,000	DN, 0.705%, 04/22/10 (n)	36,963
37,500	DN, 0.705%, 04/23/10 (n)	37,461
70,000	VAR, 0.111%, 04/15/10	69,951
60,000	VAR, 0.119%, 04/26/10	59,966
55,000	VAR, 0.130%, 05/10/10	54,968
200,000	VAR, 0.139%, 03/17/10	199,971
100,000	VAR, 0.159%, 03/01/10	100,000
150,000	VAR, 0.169%, 03/19/10	149,999
200,000	VAR, 0.295%, 03/01/10	200,000
475,000	VAR, 0.360%, 03/01/10	474,997
100,000	VAR, 0.570%, 03/01/10	100,000
150,000	VAR, 0.655%, 03/01/10	150,000
100,000	VAR, 0.850%, 03/01/10	100,000
150,000	VAR, 0.920%, 03/01/10	150,000
		8,442,207
	Total U.S. Government Agency Securities (Cost $9,837,235)	9,837,235
U.S. Treasury Obligations — 15.6%
	U.S. Treasury Bills — 15.0% (n)
425,000	0.081%, 03/25/10	424,977
100,000	0.150%, 04/08/10	99,984
100,000	0.160%, 04/15/10	99,980
250,000	0.165%, 06/17/10	249,877
250,000	0.166%, 06/03/10	249,891
150,000	0.186%, 07/01/10	149,906
375,000	0.193%, 08/26/10	374,642
100,000	0.200%, 03/18/10	99,990
		1,749,247
	U.S. Treasury Notes — 0.6%
50,000	1.750%, 03/31/10	50,064
25,000	4.000%, 04/15/10	25,117
		75,181
	Total U.S. Treasury Obligations (Cost $1,824,428)	1,824,428
	Total Investments — 99.9% (Cost $11,661,663)*	11,661,663
	Other Assets in Excess of Liabilities — 0.1%	8,603
	NET ASSETS — 100.0%	$11,670,266

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 100.0%
	U.S. Treasury Bills — 97.3% (n)
2,769,337	0.041%, 03/04/10 (m)	2,769,328
3,108,817	0.055%, 03/11/10	3,108,770
2,373,900	0.060%, 03/25/10	2,373,805
1,150,000	0.100%, 04/22/10	1,149,834
1,250,000	0.100%, 05/20/10	1,249,722
500,000	0.110%, 05/13/10	499,888
500,000	0.111%, 05/27/10	499,867
2,931,962	0.200%, 03/18/10	2,931,868
300,000	0.215%, 07/15/10	299,756
225,000	0.485%, 07/29/10	224,548
350,000	0.497%, 04/01/10	349,851
300,000	0.543%, 06/10/10	299,545
		15,756,782
	U.S. Treasury Notes — 2.7%
100,000	1.500%, 10/31/10	100,717
50,000	1.750%, 03/31/10	50,064
50,000	2.000%, 09/30/10	50,496
75,000	2.375%, 08/31/10	75,680
50,000	2.875%, 06/30/10	50,434
61,000	3.875%, 09/15/10	62,186
50,000	4.000%, 04/15/10	50,234
		439,811
	Total U.S. Treasury Obligations (Cost $16,196,593)	16,196,593
	Total Investments — 100.0% (Cost $16,196,593)*	16,196,593
	Other Assets in Excess of Liabilities — 0.0% (g)	2,396
	NET ASSETS — 100.0%	$16,198,989

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 96.8%
	Alabama — 0.3%
9,850	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,850
30,550	Eclipse Funding Trust, Solar Eclipse, Mobile, Series 2006-0109, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10	30,550
3,410	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.130%, 03/01/10	3,410
22,965	Mobile Industrial Development Board, Dock & Wharf, Holnam, Inc. Project, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.190%, 03/01/10	22,965
		66,775
	Alaska — 0.3%
	Alaska Housing Finance Corp.,
11,005	Series 1407, Rev., VRDO, GNMA/FNMA, 0.270%, 03/01/10	11,005
20,000	Series D, Rev., VRDO, 0.200%, 03/01/10	20,000
10,320	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	10,320
15,000	Alaska Industrial Development & Export Authority, Greater Fairbanks, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.200%, 03/01/10	15,000
3,165	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project, Series B , Rev., VRDO, 0.110%, 03/01/10	3,165
		59,490
	Arizona — 0.8%
	Apache County IDA, Tucson Electric Power Co.,
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York N.A., 0.200%, 03/03/10	57,600
10,700	Series 83-C, Rev., VRDO, LOC: Bank of New York N.A., 0.180%, 03/03/10	10,700
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/03/10	7,700
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	7,160
15,760	Phoenix Civic Improvement Corp., Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	15,760
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 03/03/10	2,000
10,870	Pima County, Series PZ-195, GO, VRDO, FGIC, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	10,870
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York N.A., 0.200%, 03/03/10	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 03/01/10	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.200%, 03/01/10	25,585
7,865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 03/01/10	7,865
		188,740
	California — 7.0%
10,300	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.170%, 03/01/10	10,300
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/04/10	2,385
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/01/10	4,000
7,900	Abag Finance Authority for Nonprofit Corps., Sharp Healthcare, Series C, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	7,900
7,895	Abag Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.170%, 03/01/10	7,895
	Austin Trust,
7,600	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	7,600
5,405	Series 2007-1022, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,405
5,700	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,700
5,000	Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	5,000
9,800	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of the West, 0.140%, 03/04/10	9,800
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	5,200

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
12,885	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.170%, 03/01/10	12,885
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.150%, 03/01/10	3,985
	California Housing Finance Agency,
16,555	Series 1418-R, Rev., VRDO, 0.270%, 03/01/10	16,555
9,100	Series 1419-R, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.270%, 03/01/10	9,100
30,200	California Housing Finance Agency, Home Mortgage, Series D, Rev., VRDO, LOC: FNMA, 0.170%, 03/01/10	30,200
2,230	California Infrastructure & Economic Development Bank, Contemporary Jewish Museum, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	2,230
115	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.200%, 03/01/10	115
8,345	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	8,345
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/01/10	1,610
11,790	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	11,790
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
39,950	Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 03/01/10	39,950
8,800	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/10	8,800
	California Pollution Control Financing Authority, Exxon Mobil Project,
16,450	Rev., VRDO, 0.100%, 03/01/10	16,450
13,895	Rev., VRDO, 0.120%, 03/01/10	13,895
23,145	California Rural Home Mortgage Finance Authority, Home Buyers Fund, Series ROCS-RR-II-R-11647, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.270%, 03/04/10 (e)	23,145
10,300	California State Department of Water Resources, Power Supply, Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 0.100%, 03/01/10	10,300
88,455	California State University, Series ROCS-RR-II-R-12250, Rev., VRDO, AGM-CR, AMBAC, 0.230%, 03/04/10 (e)	88,455
	California Statewide Communities Development Authority,
10,600	Series 176, COP, VRDO, AGM, LIQ: Morgan Stanley Dean Witter, 0.300%, 03/04/10	10,600
18,000	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	18,000
21,800	Series L, Rev., VRDO, 0.170%, 03/01/10	21,800
9,845	California Statewide Communities Development Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.110%, 03/01/10	9,845
	California Statewide Communities Development Authority, Childrens Hospital,
42,700	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	42,700
565	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	565
3,100	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/01/10	3,100
	California Statewide Communities Development Authority, Kaiser Permanente,
35,500	Series A, Rev., VRDO, 0.170%, 03/01/10	35,500
20,000	Series C, Rev., VAR, 3.000%, 04/01/10	20,065
50,215	Series M, Rev., VRDO, 0.170%, 03/01/10	50,215
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	3,420
10,330	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	10,330
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	9,750
10,000	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of Canada N.A., 0.230%, 03/04/10	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/04/10	3,950
3,650	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/04/10	3,650
2,257	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series A, VRDO, LOC: Bank of New York N.A., 0.130%, 03/01/10	2,257
10,000	City of Irvine, Improvement Bond Act of 1915, District No. 05-21, Special Assessment, Series A, VRDO, LOC: Bank of New York N.A., 0.140%, 03/01/10	10,000
11,676	City of Irvine, Improvement Bond Act of 1915, District No. 87-8, Special Assessment, VRDO, LOC: KBC Bank N.V., 0.130%, 03/01/10	11,676
1,075	City of Irvine, Improvement Bond Act of 1915, District No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-und Vereinsbank AG, 0.130%, 03/01/10	1,075
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	4,800
1,800	City of Los Angeles, Multi-Family Housing, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.140%, 03/01/10	1,800
34,390	City of Modesto, Series A, COP, VRDO, AGC, 0.180%, 03/01/10	34,390
17,000	City of Ontario, Multi-Family Housing, Park Centre Apartments, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	17,000
9,430	City of Riverside, Series A, Rev.,VRDO, 0.180%, 03/01/10	9,430
21,310	City of San Francisco & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.200%, 03/04/10	21,310
4,625	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, LOC: FHLMC, 0.170%, 03/04/10	4,625
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	6,995
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.210%, 03/01/10	11,945
10,275	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	10,275
18,860	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	18,860
31,425	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10 (e)	31,425
9,805	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	9,805
11,095	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	11,095
53,850	Dexia Credit Local Certificates Trust, Series 2008-065, GO, VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.350%, 03/01/10	53,850
11,685	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.180%, 03/04/10	11,685
13,405	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.180%, 03/01/10	13,405
13,805	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.180%, 03/04/10	13,805
8,500	Irvine Ranch Water District, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.130%, 03/01/10	8,500
27,500	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 03/01/10	27,500
6,980	Irvine Ranch Water District, Construction Improvement Districts, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 03/01/10	6,980
7,995	Long Beach Bond Finance Authority, Series 2094, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/01/10	7,995
	Los Angeles Community College District,
22,500	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	22,500
16,600	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	16,600
7,160	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 03/04/10	7,160

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Metropolitan Water District of Southern California,
10,230	Series 3002, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	10,230
20,955	Series A-1, Rev., VRDO, 0.170%, 03/01/10	20,955
100	Series B-3, Rev., VRDO, 0.100%, 03/01/10	100
30,535	Series C, Rev., VRDO, 0.170%, 03/01/10	30,535
13,600	Series C-1, Rev., VRDO, 0.140%, 03/01/10	13,600
12,800	Series C-2, Rev., VRDO, 0.120%, 03/01/10	12,800
12,510	Northern California Power Agency, Hydro-Electric Project, Series A, Rev., VRDO, LOC: Dexia Credit Local, 0.210%, 03/01/10	12,510
2,200	Orange County, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/04/10	2,200
70,000	Orange County Sanitation District, Series B, Rev., 2.000%, 12/01/10	70,824
4,150	Orange County, WLCO LF Partners, Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/04/10	4,150
11,585	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	11,585
	Puttable Floating Option Tax-Exempt Receipts,
40,930	Series MT-400, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.650%, 03/01/10	40,930
14,885	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 03/01/10	14,885
11,115	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-und Vereinsbank AG, 0.200%, 03/01/10	11,115
8,295	Series PT-4161, Rev., VRDO, 0.370%, 03/01/10	8,295
15,135	Series PT-4647, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.190%, 03/01/10 (e)	15,135
12,665	Series PT-4648, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.190%, 03/01/10 (e)	12,665
10,100	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	10,100
	San Diego Community College District,
7,080	Series ROCS-RR-II-R-11771, GO, VRDO, AGM, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	7,080
21,455	Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/01/10 (e)	21,455
9,900	San Francisco Bay Area Transit Financing Authority, EAGLE, Class A, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	9,900
11,340	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.360%, 03/03/10	11,340
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/04/10	1,800
55,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.000%, 08/03/10	55,371
40,305	Southern California Public Power Authority, Southern Transmission Project, Series A, Rev., VRDO, AGM, 0.220%, 03/03/10	40,305
9,410	Stanilaus County Capital Improvements Financing Authority, Gallo Center For The Arts Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	9,410
	State of California,
18,000	Series A-2, GO, VRDO, LOC: Bank of Montreal, 0.100%, 03/01/10	18,000
900	Series C-2, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	900
14,500	State of California, Kindergarten, Series B3, GO, VRDO, LOC: Citibank N.A., 0.120%, 03/01/10	14,500
1,650	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.200%, 03/04/10	1,650
35,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	35,089
5,700	University of California Regents Medical Center, Series B-2, Rev., VRDO, 0.140%, 03/01/10	5,700
24,000	Walnut Energy Center Authority, Series A, Rev., VAR, 1.500%, 06/08/10	24,055
	Wells Fargo Stage Trust,
9,990	Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.160%, 03/04/10 (e)	9,990
19,750	Series 2009-1C, GO, VRDO, 0.160%, 03/04/10 (e)	19,750
		1,620,137
	Colorado — 2.2%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 0.190%, 03/04/10	15,010
29,530	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 0.200%, 03/01/10	29,530
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 0.140%, 03/01/10	3,150
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.190%, 03/01/10	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
21,000	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.200%, 03/01/10	21,000
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/01/10	19,400
11,200	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.130%, 03/01/10	11,200
	Colorado Housing & Finance Authority,
17,330	Series AA-3, Class I, Rev., VRDO, LOC: FNMA, 0.170%, 03/03/10	17,330
15,000	Series C-2, Class I, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.170%, 03/03/10	15,000
	Colorado Housing & Finance Authority, Multi-Family Housing Project,
11,700	Class I-B3, Rev., VRDO, 0.160%, 03/01/10	11,700
1,885	Series A-4, Class I, Rev., VRDO, 0.230%, 03/01/10	1,885
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	1,600
	Colorado State Education Loan Program,
80,000	TRAN, 1.500%, 08/12/10	80,342
25,000	TRAN, 2.000%, 08/12/10	25,162
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	40,980
38,800	Subseries C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.300%, 03/03/10	38,800
49,865	Subseries G1, Rev., VRDO, AGC, 0.150%, 03/01/10	49,865
71,900	Subseries G2, Rev., VRDO, AGC, 0.150%, 03/01/10	71,900
11,275	Moffat County, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	11,275
50,000	State of Colorado, Series A, GO, TRAN, 2.000%, 06/25/10	50,245
		516,374
	Connecticut — 1.0%
21,525	City of Waterbury, Series B, GO, BAN, 2.500%, 09/01/10	21,686
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
18,290	Series A-3, Rev., VRDO, AMT, AMBAC, 0.220%, 03/04/10	18,290
47,100	Series B-3, Rev., VRDO, AMBAC, 0.220%, 03/04/10	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 0.260%, 03/04/10	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 0.220%, 03/04/10	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 0.260%, 03/04/10	32,500
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/03/10	900
14,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., VRDO, 0.210%, 03/03/10	14,000
	State of Connecticut,
17,500	Series A, GO, BAN, 2.000%, 04/28/10	17,542
35,800	Series B, GO, VRDO, 0.180%, 03/01/10	35,800
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.170%, 03/04/10 (e)	17,060
		234,708
	Delaware — 0.3%
18,650	Delaware State Health Facilities Authority, Beebe Medical Center Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.190%, 03/01/10	18,650
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	15,000
	University of Delaware,
29,595	Rev., VRDO, 0.120%, 03/01/10	29,595
300	Series B, Rev., VRDO, 0.120%, 03/01/10	300
		63,545
	District of Columbia — 1.3%
54,250	District of Columbia, Series D, GO, VRDO, LOC: Dexia Credit Local, 0.280%, 03/04/10	54,250
2,990	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	2,990
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,450

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
2,225	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/04/10	2,225
13,675	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	13,675
7,500	District of Columbia, Enterprise Zone, House on F Street Project , Rev., VRDO, LOC: Bank of New York N.A., 0.200%, 03/01/10	7,500
31,260	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, 0.180%, 03/03/10	31,260
4,180	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/04/10	4,180
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.180%, 03/03/10	23,770
1,600	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	1,600
20,050	District of Columbia, The American University, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	20,050
16,050	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/04/10	16,050
27,800	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	27,800
15,260	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	15,260
31,235	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	31,235
26,800	Metropolitan Washington Airports Authority, Subseries D2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	26,800
		290,095
	Florida — 5.8%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	45,000
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	11,150
41,818	Austin Trust Various States, Series 2008-346, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.200%, 03/01/10	41,818
4,600	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	4,600
29,405	Broward County School Board, COP, VRDO, AGM, 0.200%, 03/01/10	29,405
8,855	City of Fort Myers, Series 2077 , Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.200%, 03/04/10 (e)	8,855
	Deutsche Bank Spears/Lifers Trust Various States,
6,100	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	6,100
106,435	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/04/10	106,435
	Eclipse Funding Trust, Solar Eclipse,
8,360	Series 2006-0043, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10 (e)	8,360
20,810	Series 2007-0051, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	20,810
54,010	Series 2007-0055, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	54,010
24,100	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10 (e)	24,100
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,205	Series 2006-0049, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	11,205
9,830	Series 2007-0045, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10	9,830
10,640	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	10,640
18,920	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	18,920
8,640	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	8,640

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
35,485	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	35,485
32,550	Escambia County, Gulf Power Co., Rev., 1.500%, 06/11/10	32,550
5,800	Florida Gulf Coast University Finance Corp., Student Union Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.210%, 03/01/10	5,800
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	6,350
8,800	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 03/01/10	8,800
8,225	Florida Housing Finance Corp., Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/03/10	8,225
23,725	Florida Municipal Power Agency, All Requirements Supply, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	23,725
16,900	Hillsborough Community College Foundation, Inc. (The), Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	16,900
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.180%, 03/01/10	8,000
	Jacksonville Health Facilities Authority,
4,165	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	4,165
15,355	Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	15,355
31,895	JEA, Electric Systems, Subseries D, Rev., VRDO, 0.220%, 03/01/10	31,895
15,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.190%, 03/01/10	15,000
50,800	Lee Memorial Health System, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	50,800
1,570	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 0.170%, 03/03/10	1,570
10,000	Miami-Dade County, Series 3041, Rev., VRDO, BHAC-CR, AGC-ICC, XLCA, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10 (e)	10,000
17,120	Miami-Dade County, Aviation, EAGLE, Series 2006-0029, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10	17,120
22,540	Miami-Dade County, Transit System, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.230%, 03/04/10	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project , Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/01/10	6,700
22,285	Orange County, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.200%, 03/04/10	22,285
7,845	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	7,845
9,501	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FNMA, 0.200%, 03/01/10	9,501
3,620	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/03/10	3,620
47,490	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	47,490
	Orlando & Orange County Expressway Authority,
37,660	Series C-1, Rev., VRDO, AGM, 0.210%, 03/04/10	37,660
4,135	Series C-2, Rev., VRDO, AGM, 0.200%, 03/04/10	4,135
49,225	Subseries B-1, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	49,225
7,180	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	7,180
	Pinellas County Health Facility Authority, Baycare Health System,
18,250	Series A-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/01/10	18,250
75,215	Series B-1, Rev., VRDO, AGM, 0.210%, 03/01/10	75,215
84,285	Puttable Floating Option Tax-Exempt Receipts, Series PT-4615, COP, VRDO, LIQ: Dexia Credit Local, 0.450%, 03/01/10	84,285

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
80,175	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	80,175
21,125	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	21,125
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.180%, 03/03/10	8,265
12,800	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	12,800
34,175	USF Financing Corp., Master Lease Program, Series B-1, COP, VRDO, AMBAC, LOC: Wachovia Bank N.A., 0.180%, 03/03/10	34,175
	Volusia County Health Facilities Authority,
25,340	Series MT-151, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	25,340
36,470	Series MT-317, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	36,470
		1,325,899
	Georgia — 1.2%
4,845	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.500%, 03/01/10	4,845
22,000	Bartow County Development Authority, Georgia Power Co., Bowen, Rev.,VRDO, 0.130%, 03/01/10	22,000
1,400	Bartow County Development Authority, Georgia Power Co., Bowen, Second Series, Rev., VRDO, 0.180%, 03/01/10	1,400
14,000	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 0.350%, 03/01/10	14,000
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	3,400
8,315	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	8,315
8,660	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	8,660
11,545	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	11,545
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/04/10	10,735
4,900	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.190%, 03/01/10	4,900
23,415	DeKalb Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	23,415
15,210	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	15,210
21,415	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	21,415
9,850	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,850
6,960	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	6,960
19,465	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	19,465
4,690	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/04/10	4,690
13,960	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.180%, 03/03/10	13,960
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.200%, 03/04/10	5,940
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	600
20,560	Municipal Electric Authority of Georgia, Series A, Rev., BAN, 1.250%, 05/07/10	20,575

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
32,950	Private Colleges & Universities Authority, Emory University, Series C-1, Rev., VRDO, 0.160%, 03/01/10	32,950
17,135	Savannah EDA, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	17,135
		281,965
	Hawaii — 0.3%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,865	Series 2006-0096, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	13,865
9,345	Series 2006-0123, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,345
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.200%, 03/04/10	19,485
11,487	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.350%, 03/02/10	11,487
14,340	University of Hawaii, Series PZ-193, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	14,340
		68,522
	Idaho — 0.4%
14,445	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	14,445
23,850	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, AGM, 0.190%, 03/01/10	23,850
	Idaho Housing & Finance Association, Single Family Mortgage,
12,815	Series D-1, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	12,815
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.260%, 03/03/10	22,000
9,685	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.200%, 03/01/10	9,685
		82,795
	Illinois — 3.7%
23,430	Chicago Board of Education, Series 2931, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	23,430
	Chicago O’Hare International Airport,
17,555	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Citibank N.A., 0.230%, 03/04/10	17,555
26,765	Series ROCS-RR-II-R-12245, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10 (e)	26,765
31,680	Series ROCS-RR-II-R-12246, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10 (e)	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.220%, 03/03/10	2,500
4,600	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.200%, 03/01/10	4,600
	City of Chicago,
19,860	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.200%, 03/01/10	19,860
9,930	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.200%, 03/01/10	9,930
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, Rev., VRDO, LOC: Bank of New York N.A., 0.120%, 03/01/10	10,380
	Deutsche Bank Spears/Lifers Trust Various States,
24,515	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	24,515
22,685	Series DB-309, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	22,685
15,710	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	15,710
10,990	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	10,990
5,235	Series DB-400, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	5,235
15,615	Series DB-475, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.230%, 03/04/10	15,615
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,160	Series 2006-0003, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.170%, 03/01/10	9,160
10,310	Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	10,310
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,420	Series 2006-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	27,420

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
41,385	Series 2006-0104, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10 (e)	41,385
51,630	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	51,630
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.200%, 03/01/10	4,300
3,700	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.200%, 03/01/10	3,700
30,175	Illinois Finance Authority, Series 3089, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	30,175
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.180%, 03/01/10	11,380
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	3,286
15,000	Illinois Finance Authority, Loyola University Health System, Series B , Rev., VRDO, LOC: Harris N.A., 0.160%, 03/01/10	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	8,500
15,000	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-3, Rev., VRDO, 0.150%, 03/01/10	15,000
13,450	Illinois Finance Authority, OSF Healthcare System, Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 0.140%, 03/01/10	13,450
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.270%, 03/03/10	10,000
9,500	Illinois Finance Authority, St. Vincents Conservatory, Series A, Rev., VRDO, 0.730%, 03/03/10	9,500
2,715	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 0.500%, 03/03/10	2,715
8,261	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.200%, 03/01/10	8,261
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.200%, 03/03/10	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.310%, 03/03/10	7,500
6,250	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.230%, 03/01/10	6,250
	Illinois State Toll Highway Authority,
79,700	Series B, Rev., VRDO, AGM, 0.210%, 03/04/10	79,700
18,120	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 03/01/10	18,120
1,740	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.470%, 03/01/10	1,740
21,355	Puttable Floating Option Tax-Exempt Receipts, Chicago, Series PT-4007, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.450%, 03/01/10	21,355
73,960	Regional Transportation Authority, Series DCL-020, Rev., VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.250%, 03/04/10	73,960
14,295	State of Illinois, Series ROCS-RR-II-R-12249, GO, VRDO, AGM, 0.230%, 03/04/10 (e)	14,295
30,520	State of Illinois, MERLOTS, Series B05, GO, VRDO, NATL-RE, 0.180%, 03/03/10	30,520
17,600	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.260%, 03/01/10	17,600
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/04/10	10,700
19,585	Will County Environmental, Exxon Mobil Project, Rev., VRDO, 0.130%, 03/01/10	19,585
		843,122
	Indiana — 1.4%
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/04/10	5,000
24,770	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	24,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
9,530	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	9,530
13,635	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	13,635
25,810	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	25,810
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,345	Series 2006-0092, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	17,345
14,515	Series 2006-0100, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	14,515
21,425	Series 2006-0138, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	21,425
10,000	Indiana Finance Authority, Ascension Health, Series E-3, Rev., VRDO, 0.160%, 03/01/10	10,000
3,000	Indiana Finance Authority, Duke Energy Industry Project, Series A-4, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	3,000
37,950	Indiana Finance Authority, Lease Appropriation, Series A-4, Rev., VRDO, 0.130%, 03/01/10	37,950
15,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	15,000
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	2,385
7,155	Indiana Housing & Community Development Authority, Series 1423-R, Rev., VRDO, GNMA/FNMA, 0.270%, 03/01/10	7,155
8,000	Indiana State Finance Authority, Ascension Health Senior Care Group, Series E-4, Rev., VRDO, 0.390%, 05/17/10	8,000
6,900	Indiana State Finance Authority, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.180%, 03/03/10	6,900
28,215	Indiana Transportation Finance Authority, Series PT-3610, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	28,215
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.150%, 03/01/10 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.200%, 03/03/10	18,600
16,325	Purdue University, Student Facility Systems, Series A, Rev., VRDO, 0.170%, 03/01/10	16,325
13,985	Puttable Floating Option Tax-Exempt Receipts, Series PT-3961, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.450%, 03/01/10	13,985
19,405	Wells Fargo Stage Trust, Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 03/01/10 (e)	19,405
		321,850
	Iowa — 0.3%
34,850	City of Iowa City, Rev., VRDO, 0.140%, 03/01/10	34,850
18,495	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	18,495
	Iowa Finance Authority, Single Family Mortgage,
5,700	Series F, Rev., VRDO, GNMA/FNMA FHA/VA , 0.200%, 03/01/10	5,700
6,210	Series I, Rev., VRDO, GNMA/FNMA/COLL, 0.200%, 03/01/10	6,210
		65,255
	Kansas — 0.4%
	Kansas State Department of Transportation, Highway,
38,005	Series B-3, Rev., VRDO, 0.160%, 03/04/10	38,005
44,405	Series D, Rev., VRDO, LIQ: Dexia Credit Local, 0.180%, 03/01/10	44,405
9,780	Overland Park, Series SG-155, GO, VRDO, 0.230%, 03/04/10	9,780
		92,190
	Kentucky — 2.6%
9,355	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/10	9,355
16,600	County of Carroll, North American Stainless Project, Series N, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/04/10	16,600

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
	Kentucky Housing Corp.,
19,350	Series F, Rev., VRDO, AMT, 0.230%, 03/01/10	19,350
21,375	Series H, Rev., VRDO, AMT, 0.230%, 03/01/10	21,375
21,000	Series M, Rev., VRDO, AMT, 0.230%, 03/01/10	21,000
	Kentucky Public Energy Authority,
38,864	Series A, Rev., VRDO, 0.130%, 03/01/10	38,864
224,257	Series A-1, Rev., VRDO, 0.180%, 03/01/10	224,257
199,930	Series A-2, Rev., VRDO, 0.180%, 03/01/10	199,930
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	7,990
35,500	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.170%, 03/01/10	35,500
		594,221
	Louisiana — 0.4%
45,040	City of East Baton Rouge Parish, Road & Street Improvement, Series A, Rev., VRDO, LOC: Dexia Credit Local, 0.200%, 03/01/10	45,040
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	13,600
19,760	Parish of St. John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo & Co., 0.200%, 03/04/10	19,760
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	10,000
		88,400
	Maine — 0.3%
8,400	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/04/10	8,400
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, AGM, 0.180%, 03/01/10	67,725
		76,125
	Maryland — 1.9%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.280%, 03/01/10	23,825
23,305	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	23,305
13,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Systems, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.140%, 03/01/10	13,000
38,555	Maryland Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	38,555
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/01/10	11,700
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/03/10	3,135
27,075	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	27,075
9,525	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.250%, 03/03/10	9,525
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.190%, 03/01/10	18,000
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.170%, 03/01/10	15,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
	Maryland State Economic Development Corp., Constellation Energy,
64,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 03/01/10	64,500
45,125	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 03/01/10	45,125
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	9,865
20,100	Maryland State Stadium Authority Lease Revenue, Rev., VRDO, 0.250%, 03/03/10	20,100
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 03/01/10	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	53,365
	Washington Suburban Sanitation District,
5,700	Series A, BAN, GO, VRDO, 0.250%, 03/01/10	5,700
8,100	Series A, BAN, GO, VRDO, 0.250%, 03/03/10	8,100
11,145	Series A, BAN, GO, VRDO, 0.260%, 03/03/10	11,145
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.250%, 03/03/10	5,100
		440,370
	Massachusetts — 4.2%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	6,030
16,480	City of Boston, Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.200%, 03/01/10 (e)	16,480
24,300	City of Worcester, GO, BAN, 2.000%, 11/05/10	24,542
	Commonwealth of Massachusetts,
65,000	Series A, GO, RAN, 2.500%, 04/29/10	65,225
1,000	Series B, GO, VRDO, 0.150%, 03/01/10	1,000
62,105	Series B, GO, VRDO, 0.190%, 03/01/10	62,105
25,350	Series B, GO, VRDO, 0.210%, 03/01/10	25,350
70,000	Series C, GO, RAN, 2.500%, 06/24/10	70,471
51,395	Series DC-8024, GO, VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.250%, 03/04/10	51,395
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	13,795
30,955	Series 2007-0032, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	30,955
	Macon Trust Various States,
67,385	Series 2007-343, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.200%, 03/01/10	67,385
40,629	Series 2007-344, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.200%, 03/01/10	40,629
34,860	Massachusetts Bay Transportation Authority, Series DC-8025, Rev., VRDO, LIQ: Dexia Credit Local, 0.250%, 03/04/10	34,860
575	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 0.200%, 03/03/10 (e)	575
17,500	Massachusetts Development Finance Agency, Boston University, Series U-6A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	17,500
10,000	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	10,000
4,000	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.180%, 03/01/10	4,000
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.180%, 03/03/10	4,500
3,710	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	3,710
14,800	Massachusetts Health & Educational Facilities Authority, Series J-2, Rev., VRDO, 0.120%, 03/01/10	14,800
13,600	Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Series E, Rev., VRDO, LOC: Fleet National Bank, 0.130%, 03/01/10	13,600
56,300	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.140%, 03/01/10	56,300

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
27,550	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Q, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	27,550
22,600	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 03/01/10	22,600
20,745	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	20,745
9,520	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10 (e)	9,520
	Massachusetts Water Resources Authority,
61,975	Series A, Rev., VRDO, 0.230%, 03/01/10	61,975
16,215	Series DCL-003, Rev., VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.300%, 03/01/10	16,215
	Massachusetts Water Resources Authority, Multimodal,
58,250	Series B, Rev., VRDO, LOC: Helaba, 0.200%, 03/03/10	58,250
35,050	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.150%, 03/01/10	35,050
20,000	Puttable Floating Option Tax-Exempt Receipts, Series PT-4654, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.200%, 03/01/10 (e)	20,000
50,045	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.350%, 03/01/10 (e)	50,045
		957,157
	Michigan — 1.3%
14,985	Detroit City School District, Series DCL 045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.250%, 03/04/10	14,985
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	12,500
8,800	Michigan State Hospital Finance Authority, Ascension Health Services, Series CR-B-8, Rev., VRDO, 0.170%, 03/01/10	8,800
12,600	Michigan State Housing Development Authority, Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	12,600
64,215	Michigan State Housing Development Authority, Multi-Family Housing, Series D, Rev., VRDO, AMT, 0.230%, 03/01/10	64,215
	Michigan State University,
2,200	Rev., VRDO, 0.150%, 03/01/10	2,200
7,760	Series B, Rev., VRDO, 0.150%, 03/01/10	7,760
16,745	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	16,745
30,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.950%, 03/01/10 (e)	30,995
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	26,295
	University of Michigan, Hospital,
500	Series A, Rev., VRDO, 0.130%, 03/01/10	500
14,245	Series A, Rev., VRDO, 0.140%, 03/01/10	14,245
1,985	Series B, Rev., VRDO, 0.180%, 03/04/10	1,985
	University of Michigan, Medical Services Plan,
31,850	Series A, Rev., VRDO, 0.170%, 03/01/10	31,850
14,345	Series A-1, Rev., VRDO, 0.130%, 03/01/10	14,345
		308,765
	Minnesota — 0.9%
13,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/10	13,070
20,000	City of St. Cloud, Centracare, Series C, Rev., VRDO, AGC, 0.200%, 03/01/10	20,000
68,650	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.180%, 03/01/10	68,650
1,000	Metropolitan Council Minneapolis-St Paul Metropolitan Area, Waste Water System, Series C, GO, 3.000%, 03/01/10	1,000
15,200	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/10	15,200
44,200	Minneapolis & St. Paul Housing & Redevelopment Authority, Health Care Facilities Childrens, Series A, Rev., VRDO, AGM, 0.140%, 03/01/10	44,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Minnesota — Continued
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.200%, 03/01/10	5,000
13,230	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	13,230
4,860	Series J, Rev., VRDO, AMT, 0.200%, 03/01/10	4,860
10,775	Puttable Floating Option Tax-Exempt Receipts, Series PT-4245, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	10,775
15,735	Wells Fargo State Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	15,735
		211,720
	Mississippi — 1.6%
25,800	Jackson County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.130%, 03/01/10	25,800
	Mississippi Business Finance Commission, Chevron USA, Inc. Project,
23,400	Series A, Rev., VRDO, 0.120%, 03/01/10	23,400
17,000	Series B, Rev., VRDO, 0.120%, 03/01/10	17,000
24,000	Series C, Rev., VRDO, 0.120%, 03/01/10	24,000
32,500	Series D, Rev., VRDO, 0.450%, 03/02/10	32,500
219,200	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Natural Gas Project, Rev., VRDO, 0.180%, 03/01/10	219,200
25,000	Perry County Pollution Control, Leaf River Forest Product Project, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/10	25,000
		366,900
	Missouri — 0.8%
11,915	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	11,915
2,125	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	2,125
59,350	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.150%, 03/01/10	59,350
2,400	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/10	2,400
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10	17,250
10,000	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-11532, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.230%, 03/01/10	10,000
36,400	Missouri State Health & Educational Facilities Authority, Ascension Health, Series C-3, Rev., VRDO, 0.730%, 03/03/10	36,400
12,500	Missouri State Health & Educational Facilities Authority, Ascension Health Senior Care Group, Series C-4, Rev., VAR, 0.390%, 05/17/10	12,500
9,700	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	9,700
10,000	Missouri State Health & Educational Facilities Authority, Bethesda Health Group, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	10,000
8,025	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	8,025
		179,665
	Nebraska — 1.9%
231,076	American Public Energy Agency, Series A, Rev., VRDO, 0.180%, 03/01/10	231,076
	American Public Energy Agency, National Public Gas Agency Project,
98,238	Series A, Rev., VRDO, 0.180%, 03/01/10	98,238
62,650	Series B, Rev., VRDO, 0.200%, 03/04/10	62,650
19,050	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10 (e)	19,050
	Nebraska Investment Finance Authority, Single Family Housing,
3,295	Series E, Rev., VRDO, 0.240%, 03/01/10	3,295
27,800	Series J, Rev., VRDO, AMT, 0.240%, 03/01/10	27,800
		442,109
	Nevada — 1.2%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	42,750
14,900	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	14,900

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nevada — Continued
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.180%, 03/01/10	37,700
17,070	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.500%, 03/01/10	17,070
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.360%, 03/04/10	13,100
12,000	Director of the State of Nevada Department of Business & Industry, Nevada Cancer Institute Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	12,000
12,805	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	12,805
9,835	Eclipse Funding Trust, Solar Eclipse, Trucke, Series 2007-0015, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	9,835
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 03/04/10	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 03/04/10	8,750
3,240	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/04/10	3,240
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.360%, 03/03/10 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A , Rev., VRDO, LOC: Exchange Bank, 0.360%, 03/03/10	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	3,430
4,695	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/04/10	4,695
5,405	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C , Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/04/10	5,405
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	12,710
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	21,000
		276,440
	New Hampshire — 0.3%
31,000	New Hampshire Health & Education Facilities Authority, Saint Anselm College, Rev., VRDO, LOC: RBS Citizens N.A., 0.200%, 03/01/10	31,000
16,935	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.270%, 03/01/10	16,935
12,730	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.220%, 03/04/10	12,730
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	5,200
715	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	715
		66,580
	New Jersey — 4.0%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	575
75,000	New Jersey EDA, Facilities Construction, Series 2009 A, Rev., 2.500%, 06/18/10	75,446
29,725	New Jersey EDA, School Facilities Construction, Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.170%, 03/01/10	29,725
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	37,910
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	1,500
21,080	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.180%, 03/03/10	21,080

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 0.210%, 03/04/10	10,170
23,900	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	23,900
	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing,
18,000	Series P, Rev., VRDO, 0.170%, 03/01/10	18,000
30,000	Series V, Rev., VRDO, AMT, 0.170%, 03/01/10	30,000
	New Jersey Transportation Trust Fund Authority,
49,710	Series DCL-040, Rev., VRDO, AGM-CR, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.250%, 03/04/10	49,710
26,835	Series PT-2494, Rev., VRDO, AMBAC, 0.450%, 03/01/10	26,835
22,195	Series PT-2500, Rev., VRDO, NATL-RE, 0.450%, 03/01/10	22,195
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,160	Series B-03, Rev., VRDO, NATL-RE, 0.180%, 03/03/10	27,160
29,390	Series B-04, Rev., VRDO, NATL-RE, 0.180%, 03/03/10	29,390
35,155	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 0.180%, 03/03/10	35,155
	Puttable Floating Option Tax-Exempt Receipts,
13,385	Series PT-4014, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	13,385
12,000	Series PT-4643, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.400%, 03/01/10 (e)	12,000
431,100	State of New Jersey, Rev., TRAN, 2.500%, 06/24/10	433,791
		911,227
	New Mexico — 0.3%
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 03/01/10	1,000
23,770	City of Hurley, Kennecott Santa Fe, Rev., VRDO, 0.110%, 03/01/10	23,770
27,400	Farmington Pollution Control, Arizona Public Services Co., Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 03/01/10	27,400
21,380	Puttable Floating Option Tax-Exempt Receipts, Series MT-637, Rev., VRDO, 0.280%, 03/01/10	21,380
		73,550
	New York — 13.9%
22,900	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.160%, 03/01/10	22,900
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	15,980
29,635	City of Rochester, Series I, GO, BAN, 1.500%, 02/23/11	29,960
25,000	City of Syracuse, Series A, GO, RAN, 2.000%, 06/30/10	25,068
60,768	County of Albany, GO, BAN, 2.000%, 12/09/10	61,518
24,190	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	24,190
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	14,210
10,555	Series 2006-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/01/10	10,555
	Eclipse Funding Trust, Solar Eclipse, New York,
11,440	Series 2006-0029, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	11,440
11,360	Series 2006-0112, Rev., VRDO, AGM-CR, LIQ: U.S. Bank N.A., 0.190%, 03/04/10 (e)	11,360
20,925	Series 2006-0159, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	20,925
52,900	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	52,900

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
39,300	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.210%, 03/04/10	39,300
38,820	Long Island Power Authority, Generator, Series H, Rev., VRDO, AGM, 0.220%, 03/01/10	38,820
	Metropolitan Transportation Authority,
54,150	Series G, Rev., VRDO, LOC: BNP Paribas, 0.130%, 03/01/10	54,150
35,525	Series G1, Rev., VRDO, LOC: Bank of Nova Scotia, 0.160%, 03/01/10	35,525
116,150	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	116,150
24,100	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/01/10	24,100
20,550	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.250%, 03/01/10	20,550
9,400	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.130%, 03/01/10	9,400
19,800	Metropolitan Transportation Authority, EAGLE, Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.210%, 03/04/10	19,800
	Nassau County,
50,000	GO, RAN, 1.000%, 04/15/10	50,030
20,000	GO, RAN, 1.500%, 04/15/10	20,026
45,000	GO, RAN, 2.000%, 04/15/10	45,084
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.180%, 03/03/10	25,435
10,000	Nassau County Interim Finance Authority, Sales Tax Secured, Series B, Rev., VRDO, 0.170%, 03/03/10	10,000
	New York City,
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,250
12,300	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.120%, 03/01/10	12,300
16,435	Series D, GO, NATL-RE, 6.500%, 11/01/10	17,101
6,350	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	6,350
10,750	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/04/10	10,750
30,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/04/10	30,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/01/10	11,500
7,200	Series H, Sub Series H-2, GO, VRDO, NATL-RE, 0.120%, 03/01/10	7,200
13,400	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.150%, 03/03/10	13,400
32,350	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	32,350
4,800	Series I, Subseries I-5, GO, VRDO, LOC: California Public Employee Retirement Fund, 0.140%, 03/01/10	4,800
29,000	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.230%, 03/01/10	29,000
9,750	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.160%, 03/01/10	9,750
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	100
15,305	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 03/01/10	15,305
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	11,000
13,500	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.100%, 03/01/10	13,500
32,950	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.180%, 03/01/10	32,950
14,510	Subseries A-6, GO, VRDO, LOC: Helaba, 0.190%, 03/03/10	14,510
19,285	Subseries A-7, GO, VRDO, AMBAC, 0.150%, 03/01/10	19,285
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.190%, 03/03/10	15,750
15,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.170%, 03/01/10	15,800
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York N.A., 0.160%, 03/03/10	7,200
1,500	Subseries E-4, GO, VRDO, LOC: Fortis Bank S.A./N.V., 0.110%, 03/01/10	1,500
9,400	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	9,400
2,350	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.150%, 03/01/10	2,350
700	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.130%, 03/01/10	700
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York N.A., 0.160%, 03/03/10	18,300
3,515	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	3,515
18,580	Subseries H-4, GO, VRDO, LOC: Bank of New York N.A., 0.100%, 03/01/10	18,580
14,315	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.140%, 03/01/10	14,315
16,000	Subseries J-4, GO, VRDO, 0.140%, 03/01/10	16,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
13,800	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	13,800
13,890	Subseries L-5, GO, VRDO, 0.120%, 03/01/10	13,890
9,500	New York City Capital Resources Corp., Loan Enhanced Assistance, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	9,500
50,000	New York City Housing Development Corp., Series C-3, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	50,000
7,255	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/10	7,255
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	10,300
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/03/10	4,300
35,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	35,000
16,100	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.160%, 03/01/10	16,100
13,500	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	13,500
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.160%, 03/01/10	3,070
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	7,800
8,950	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	8,950
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.150%, 03/03/10	12,930
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	15,000
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	40,000
28,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.170%, 03/04/10	28,200
11,050	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	11,050
5,200	New York City Industrial Development Agency, Planned Parenthood Project, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	5,200
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
21,370	Series AA-2, Rev., VRDO, 0.150%, 03/01/10	21,370
25,550	Series BB-2, Rev., VRDO, 0.120%, 03/01/10	25,550
22,700	Series CC-1, Rev., VRDO, 0.140%, 03/01/10	22,700
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
6,600	Series C, Rev., VRDO, 0.150%, 03/01/10	6,600
15,400	Subseries B-4, Rev., VRDO, 0.150%, 03/04/10	15,400
10,275	Subseries F1B, Rev., VRDO, 0.160%, 03/01/10	10,275
	New York City Transitional Finance Authority,
30,525	Subseries 2-C, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.190%, 03/03/10	30,525
7,280	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.170%, 03/03/10	7,280
21,610	New York City Transitional Finance Authority, Building Aid, Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10	21,610
36,060	New York City Transitional Finance Authority, Building Aid, EAGLE, Series 2007-0014, Class A, Rev., VRDO, AGM-CR FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	36,060
3,360	New York City Transitional Finance Authority, EAGLE, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	3,360

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 0.140%, 03/01/10	100
14,650	Series C, Rev., VRDO, 0.120%, 03/01/10	14,650
50,910	Subseries A-3, Rev., VRDO, 0.220%, 03/01/10	50,910
35,815	Subseries C-4, Rev., VRDO, 0.150%, 03/01/10	35,815
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.200%, 03/03/10	3,960
18,800	Series 3, Subseries 3-B, Rev., VRDO, 0.120%, 03/01/10	18,800
9,400	Series 3, Subseries 3-C, Rev., VRDO, 0.220%, 03/01/10	9,400
31,125	Series 3, Subseries 3-D, Rev., VRDO, 0.220%, 03/01/10	31,125
10,420	Series 3, Subseries 3-H, Rev., VRDO, 0.120%, 03/01/10	10,420
8,000	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.120%, 03/01/10	8,000
	New York City, Fiscal 2008,
21,000	Subseries D-3, GO, VRDO, 0.160%, 03/01/10	21,000
30,940	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/01/10	30,940
28,500	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.230%, 03/01/10	28,500
7,850	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.190%, 03/01/10	7,850
11,110	Subseries J-10, GO, VRDO, 0.160%, 03/01/10	11,110
3,750	Subseries J-11, GO, VRDO, 0.190%, 03/01/10	3,750
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.210%, 03/04/10	49,500
	New York Liberty Development Corp.,
31,960	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.350%, 03/04/10	31,960
178,000	Series A, Rev., VAR, 0.500%, 10/12/10	178,000
3,200	New York Local Government Assistance Corp., Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 0.190%, 03/03/10	3,200
27,950	New York State Dormitory Authority, Series PT-3639, Rev., VRDO, NATL-RE-IBC, LIQ: Dexia Credit Local, 0.450%, 03/01/10	27,950
102,100	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LIQ: Bayerische Landesbank, 0.240%, 03/03/10	102,100
	New York State Dormitory Authority, Mental Health Services,
11,345	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	11,345
7,405	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	7,405
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	10,490
	New York State Housing Finance Agency,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	1,800
87,005	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	87,005
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/01/10	8,000
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	4,100
52,800	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	52,800
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.190%, 03/01/10	4,200
23,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	23,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	3,200
8,900	New York State Housing Finance Agency, 42nd & 10th, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 03/01/10	8,900
9,600	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/01/10	9,600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
98,900	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	98,900
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/01/10	45,900
39,000	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	39,000
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO , FNMA, LIQ: FNMA, 0.150%, 03/01/10	7,050
22,730	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	22,730
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/01/10	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	11,300
50,410	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	50,410
2,000	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	2,000
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	7,700
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 03/03/10	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	100
	New York State Housing Finance Agency, Worth Street,
3,400	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	3,400
2,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	2,100
	New York State Local Government Services Corp.,
15,300	Series F, Rev., VRDO, LOC: Societe Generale, 0.180%, 03/03/10	15,300
7,200	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.160%, 03/03/10	7,200
10,300	New York State Local Government Services Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.200%, 03/01/10	10,300
25,000	New York State Urban Development Corp., Various State Facilities, Series A3C, Rev., VRDO, 0.230%, 03/01/10	25,000
17,537	Suffolk County, GO, VRDO, BAN, 2.000%, 10/29/10	17,722
	Triborough Bridge & Tunnel Authority,
505	Series A, Rev., VRDO, 0.210%, 03/01/10	505
1,035	Subseries B-3, Rev., VRDO, 0.250%, 03/01/10	1,035
84,840	Subseries B-4, Rev., VRDO, 0.220%, 03/01/10	84,840
25,600	Subseries CD, Rev., VRDO, AGM, 0.190%, 03/01/10	25,600
	Trust for Cultural Resources, Lincoln Center,
11,130	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/10	11,130
6,450	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	6,450
17,890	Wells Fargo Stage Trust, Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	17,890
		3,211,094
	North Carolina — 3.8%
27,460	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.200%, 03/04/10	27,460
8,360	Charlotte North Carolina, Equipment Acquisition Facilities, Series A, COP, 3.000%, 06/01/10	8,410
26,945	Charlotte-Mecklenburg, Hospital Authority, Series D, Rev., VRDO, 0.140%, 03/01/10	26,945
30,560	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.219%, 03/03/10	30,560
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.200%, 03/04/10	4,590

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
1,000	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.210%, 03/03/10	1,000
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VRDO, 0.220%, 03/03/10	22,690
30,000	Mecklenburg County, Series D, GO, VRDO, 0.300%, 03/01/10	30,000
17,900	North Carolina Capital Facilities Finance Agency, Capital Facilities, Durham Academy, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	17,900
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	48,000
7,390	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	7,390
18,430	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	18,430
11,350	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	11,350
16,730	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	16,730
6,645	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	6,645
4,280	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 03/01/10	4,280
87,550	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 0.140%, 03/01/10	87,550
28,900	North Carolina Medical Care Commission, FirstHealth Carolinas Project , Rev., VRDO, 0.180%, 03/03/10	28,900
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	45,205
15,170	North Carolina Medical Care Commission, Iredell Memorial Hospital, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	15,170
	North Carolina Medical Care Commission, Moses Cone Health System,
34,350	Series A, Rev., VRDO, 0.180%, 03/01/10	34,350
32,300	Series B, Rev., VRDO, 0.180%, 03/01/10	32,300
27,220	North Carolina Medical Care Commission, Randolph Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	27,220
5,000	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	5,000
32,600	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.220%, 03/01/10	32,600
42,605	North Carolina State University at Raleigh, Series A, Rev., VRDO, 0.190%, 03/01/10	42,605
78,635	Raleigh Durham Airport Authority, Series B, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.250%, 03/01/10	78,635
14,680	State of North Carolina, Series C, GO, VRDO, 0.180%, 03/01/10	14,680
	State of North Carolina, Public Improvement,
1,180	Series A, GO, 5.250%, 03/01/10	1,180
5,560	Series D, GO, VRDO, 0.190%, 03/01/10	5,560
22,000	Union County, Series B, GO, VRDO, 0.150%, 03/01/10	22,000
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	19,800
	University of North Carolina at Chapel Hill, University Hospital,
39,440	Series A, Rev., VRDO, 0.140%, 03/01/10	39,440
6,120	Series A, Rev., VRDO, 0.160%, 03/04/10	6,120
28,010	Series A, Rev., VRDO, 0.180%, 03/01/10	28,010
21,360	Series B, Rev., VRDO, 0.160%, 03/01/10	21,360
10,700	Wake County, School, Series B, GO, VRDO, 0.190%, 03/04/10	10,700
		880,765
	North Dakota — 0.1%
11,685	City of Grand Forks, The United Hospital Obligation Group, Series A, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.160%, 03/01/10	11,685

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Dakota — Continued
	North Dakota State Housing Finance Agency, Home Mortgage,
2,000	Series A, Rev., VRDO, 0.220%, 03/03/10	2,000
7,490	Series A, Rev., VRDO, 0.240%, 03/03/10	7,490
9,205	Series B, Rev., VRDO, 0.240%, 03/03/10	9,205
		30,380
	Ohio — 1.7%
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.180%, 03/01/10	1,375
3,060	County of Hamilton, Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	3,060
11,450	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	11,450
5,895	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	5,895
4,400	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.160%, 03/01/10	4,400
66,800	Franklin County, Ohio Health Facilities, Series A, Rev., VRDO, 0.190%, 03/01/10	66,800
28,955	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.190%, 03/01/10	28,955
27,235	Montgomery County, Kettering Health, Series A, Rev., VRDO, AGM, 0.200%, 03/01/10	27,235
7,350	Ohio Housing Finance Agency, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.270%, 03/01/10	7,350
20,175	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series M, Rev., VRDO, AMT, GNMA/FNMA, 0.180%, 03/01/10	20,175
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
19,100	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.220%, 03/01/10	19,100
23,470	Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.180%, 03/01/10	23,470
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
16,335	Series A, Rev., VRDO, 0.130%, 03/01/10	16,335
900	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	900
10,450	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	10,450
1,430	Ohio State Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 03/01/10	1,430
1,200	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.140%, 03/01/10	1,200
23,050	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.250%, 03/03/10	23,050
31,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.210%, 03/04/10	31,355
77,010	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.650%, 03/01/10	77,010
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.130%, 03/01/10	1,800
		382,795
	Oklahoma — 0.5%
	Oklahoma State Capital Improvement Authority, Higher Education,
19,105	Series D1, Rev., VRDO, 0.160%, 03/01/10	19,105
20,500	Series D2, Rev., VRDO, 0.160%, 03/01/10	20,500
15,000	Series D3, Rev., VRDO, 0.160%, 03/01/10	15,000
30,000	Series D4, Rev., VRDO, 0.160%, 03/01/10	30,000
12,650	Oklahoma Turnpike Authority, Second Series, Series D, Rev., VRDO, 0.160%, 03/01/10	12,650
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 03/04/10	10,490
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	14,665
		122,410
	Oregon — 0.9%
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/10	13,700
7,115	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 03/04/10	7,115

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Oregon — Continued
	Oregon State Housing & Community Services Department, Single Family Mortgage Program,
35,000	Series F, Rev., VRDO, AMT, 0.200%, 03/04/10	35,000
30,000	Series H, Rev., VRDO, AMT, 0.210%, 03/04/10	30,000
57,700	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.200%, 03/01/10	57,700
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.170%, 03/01/10	7,800
	State of Oregon,
40,000	GO, TAN, 2.500%, 06/30/10	40,268
23,700	Series 73-F, GO, VRDO, 0.220%, 03/03/10	23,700
		215,283
	Other Territories — 4.3%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
8,635	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	8,635
8,445	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	8,445
10,240	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	10,240
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	12,825
66,925	Series DB-331 , Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	66,925
15,600	Series DB-339, Rev., VRDO, AGM AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	15,600
12,010	Series DB-343, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/01/10	12,010
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
108,087	Series M017, Class A, Rev., VRDO, FHLMC, 0.200%, 03/04/10	108,087
19,215	Series M019, Class A, Rev., VRDO, FHLMC, 0.230%, 03/04/10	19,215
27,416	Series M020, Class A, Rev., VRDO, FHLMC, 0.230%, 03/04/10	27,416
	Puttable Floating Option Tax-Exempt Receipts,
51,850	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	51,850
38,620	Series PPT-0034, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/03/10	38,620
93,025	Series PPT-1001, Class C, Rev., VAR, FHLMC, LIQ: FHLMC, 0.250%, 03/03/10	93,025
209,805	Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/01/10	209,805
251,635	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/01/10	251,635
27,930	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.350%, 03/01/10	27,930
8,570	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.300%, 03/04/10	8,570
19,940	Wells Fargo Stage Trust, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.360%, 03/01/10 (e)	19,940
		998,273
	Pennsylvania — 3.0%
23,875	Allegheny County Higher Education Building Authority, Carnegie Mellon University, Rev., VRDO, 0.130%, 03/01/10	23,875
18,247	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 0.350%, 03/01/10	18,247
28,100	Allegheny County, IDA, University of Pittsburgh Medical Center, Children’s Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	28,100
7,555	Beaver County IDA, Firstenergy Generation, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 03/01/10	7,555
12,600	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Rev., VRDO, LOC: Citibank N.A., 0.170%, 03/03/10	12,600
8,700	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.170%, 03/01/10	8,700
31,000	City of Philadelphia, Gas Works, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	31,000
25,000	Dallastown Area School District, GO, VAR, 2.030%, 04/01/10	25,028
36,310	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	36,310
10,500	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.120%, 03/01/10	10,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
16,390	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series SGC-20, Class A, Rev., VRDO, LIQ: Societe Generale, 0.220%, 03/04/10	16,390
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.170%, 03/04/10	11,700
9,015	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	9,015
19,200	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO , LOC: Wachovia Bank N.A., 0.130%, 03/01/10	19,200
	Montgomery County IDA, Philadelphia Presbyterian Homes,
30,735	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	30,735
9,700	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	9,700
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	4,710
2,105	Series A-T2, Rev., VRDO, LIQ: FNMA, 0.200%, 03/04/10	2,105
16,780	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	16,780
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/03/10	21,530
1,435	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/03/10	1,435
2,500	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University, Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.160%, 03/03/10	2,500
9,815	Pennsylvania Housing Finance Agency, Series 88-B, Rev., VRDO, 0.220%, 03/01/10	9,815
5,875	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.180%, 03/03/10	5,875
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 0.190%, 03/01/10	10,000
34,955	Series 98-C, Rev., VRDO, AMT, 0.220%, 03/01/10	34,955
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	26,100
1,400	Pennsylvania Turnpike Commission, Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	1,400
10,500	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 03/03/10	10,500
160,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	160,937
30,000	RBC Municipal Products, Inc. Trust, Series C-5, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.200%, 03/04/10	30,000
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-15, Rev., VRDO, LIQ: Royal Bank of Canada, 0.200%, 03/04/10 (e)	20,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	14,000
14,160	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	14,160
		685,457
	Rhode Island — 1.0%
23,380	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 0.180%, 03/01/10	23,380
2,145	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/03/10	2,145
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,400	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	11,400
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/03/10	6,650

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — Continued
13,900	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	13,900
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.310%, 03/01/10	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.310%, 03/01/10	19,900
135,000	State of Rhode Island, Plantations, GO, TAN, 2.500%, 06/30/10	135,882
		220,257
	South Carolina — 0.8%
41,100	Charleston County School District Development Corp., GO, SCSDE, 2.000%, 04/01/10	41,155
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/03/10	3,000
17,760	City of Charleston, Capital Improvements, Series B, Rev., VRDO, 0.180%, 03/04/10	17,760
20,100	City of Columbia, Waterworks & Sewer System, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	20,100
12,215	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	12,215
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	16,370
14,735	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	14,735
19,700	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	19,700
9,770	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.130%, 03/01/10	9,770
900	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	900
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	18,000
1,820	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/10	1,820
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York N.A., 0.250%, 03/01/10	4,600
4,150	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	4,150
460	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.350%, 03/04/10	460
		184,735
	South Dakota — 0.7%
16,960	South Dakota Health & Educational Facilities Authority, Series 3109, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	16,960
28,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	28,000
	South Dakota Housing Development Authority, Home Ownership Mortgage,
15,000	Series A, Rev., VRDO, 0.160%, 03/01/10	15,000
45,000	Series C, Rev., VRDO, 0.200%, 03/01/10	45,000
12,000	Series C, Rev., VRDO, AMT, 0.230%, 03/01/10	12,000
19,200	Series C-1, Rev., VRDO, 0.260%, 03/01/10	19,200
10,300	Series D, Rev., VRDO, 0.200%, 03/01/10	10,300
5,000	Series F, Rev., VRDO, 0.360%, 03/01/10	5,000
5,000	Series G, Rev., VRDO, 0.210%, 03/01/10	5,000
		156,460
	Tennessee — 2.0%
	Blount County Public Building Authority, Local Government Public Improvement,
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	20,165
14,495	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	14,495
2,900	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	2,900
9,485	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	9,485
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	10,100
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.200%, 03/01/10	19,110
10,365	Chattanooga Health Educational & Housing Facility Board, Hospital Siskin Rehabilitation Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	10,365

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
24,700	City of Memphis, GO, BAN, 2.000%, 05/18/10	24,777
11,230	Clarksville Public Building Authority, Metropolitan Nashville & Davidson, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	11,230
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
65,495	Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	65,495
3,040	Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/10	3,040
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	3,000
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 03/04/10	14,475
38,250	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health, Rev., VRDO, 0.350%, 03/01/10	38,250
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,600	Series A, Rev., VRDO, 0.150%, 03/04/10	6,600
13,045	Series B, Rev., VRDO, 0.150%, 03/04/10	13,045
13,490	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	13,490
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
116,035	Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	116,035
7,565	Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/10	7,565
	Sevier County Public Building Authority,
16,150	Series A-1, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	16,150
10,015	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	10,015
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 03/01/10	10,095
7,140	Series E-1, Rev., VRDO, LOC: KBC Bank N.V., 0.220%, 03/01/10	7,140
4,720	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	4,720
		451,742
	Texas — 8.4%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	9,100
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	1,200
16,968	City of Austin, Series PZ-157, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.500%, 03/01/10	16,968
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, AGM, LIQ: Societe Generale, 0.230%, 03/04/10	17,500
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	6,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.180%, 03/03/10 (e)	64,895
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.170%, 03/01/10 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 0.170%, 03/07/10 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.230%, 03/01/10	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	12,500
6,435	Series SG-159, Rev., VRDO, AGM, 0.230%, 03/04/10	6,435
17,345	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	17,345
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.160%, 03/01/10	19,040
14,550	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, NATL-RE, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.500%, 03/01/10	14,550

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
12,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	12,400
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,015	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/04/10	25,015
9,800	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.230%, 03/04/10	9,800
13,490	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/04/10	13,490
35,620	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 0.350%, 03/01/10	35,620
10,910	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032 , GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	10,910
15,910	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	15,910
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	5,600
10,235	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	10,235
12,030	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.180%, 03/03/10	12,030
25,019	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	25,019
	Gulf Coast Waste Disposal Authority, Amoco Co. Project,
47,000	Rev., VRDO, 0.130%, 03/02/10	47,000
38,200	Rev., VRDO, 0.130%, 03/01/10	38,200
22,260	Gulf Coast Waste Disposal Authority, Exxon Project, Rev., VRDO, 0.120%, 03/01/10	22,260
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.210%, 03/03/10	5,000
35,000	Harris County Cultural Education Facilities Finance Corp., Hermann Memorial Hospital, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	35,000
50,600	Harris County Flood Control, GO, VRDO, 0.200%, 03/04/10 (e)	50,600
25,000	Houston Texas Apartment System, Sub Lien, Series B, Rev., AGM, 5.700%, 07/01/10 (p)	25,441
20,555	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 0.190%, 03/04/10	20,555
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 0.200%, 03/03/10 (e)	17,000
400	Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project, Series A-2, Rev., VRDO, 0.110%, 03/01/10	400
24,490	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.180%, 03/03/10	24,490
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.210%, 03/03/10 (e)	5,455
5,770	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.230%, 03/04/10	5,770
55,735	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, AGM, 0.190%, 03/01/10	55,735
10,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.200%, 03/01/10	10,000
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	36,280
17,425	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.200%, 03/04/10	17,425
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.250%, 03/01/10	600
15,335	Puttable Floating Option Tax-Exempt Receipts, Series MT-635, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.210%, 03/01/10 (e)	15,335

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,300	Southeast Texas Housing Finance Corp.,Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/03/10	9,300
505,250	State of Texas, TRAN, 2.500%, 08/31/10	510,424
23,000	State of Texas, College Student Loan, GO, VRDO, 0.240%, 03/04/10	23,000
	State of Texas, Veterans Housing Assistance Fund,
6,800	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.200%, 03/01/10	6,800
7,080	Series II-A, GO, VRDO, 0.210%, 03/01/10	7,080
17,250	Series II-A, GO, VRDO, 0.230%, 03/01/10	17,250
19,000	Series II-A, GO, VRDO, LIQ: Dexia Credit Local, 0.230%, 03/01/10	19,000
17,740	Series II-B, GO, VRDO, VA GTD, 0.230%, 03/01/10	17,740
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 03/03/10	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	5,000
9,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/01/10	9,950
1,015	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/03/10	1,015
	Texas Municipal Gas Acquisition & Supply Corp. I,
301,160	Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	301,160
57,000	Series 2849, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	57,000
18,125	Series MT-365, Rev., VRDO, 0.800%, 03/01/10	18,125
12,480	Texas State Turnpike Authority, Series ROCS-RR-II-R-12293, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	12,480
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	23,650
4,690	University of Texas, Financing System, Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.160%, 03/01/10	4,690
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, NATL-RE, FHA, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	9,705
		1,925,572
	Utah — 1.1%
	Central Utah Water Conservancy District,
49,700	Series A, Rev., VRDO, 0.210%, 03/03/10	49,700
13,400	Series B, GO, VRDO, 0.210%, 03/01/10	13,400
32,470	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.210%, 03/01/10	32,470
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 0.170%, 03/01/10	6,000
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/01/10	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/01/10	10,080
11,100	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.180%, 03/01/10	11,100
	Utah Housing Corp., Single Family Mortgage,
14,000	Series A, Class I, Rev., VRDO, 0.210%, 03/03/10	14,000
5,680	Series A, Class I, Rev., VRDO, 0.260%, 03/03/10	5,680
16,000	Series B, Class I, Rev., VRDO, 0.210%, 03/03/10	16,000
6,280	Series E-1, Class I, Rev., VRDO, 0.260%, 03/03/10	6,280
12,945	Series I, Rev., VRDO, 0.200%, 03/03/10	12,945
	Utah Housing Finance Agency, Single Family Mortgage,
3,730	Series C-1, Class I, Rev., VRDO, 0.260%, 03/03/10	3,730
7,495	Series D-1, Rev., VRDO, AMT, 0.260%, 03/03/10	7,495
7,640	Series E-1, Rev., VRDO, AMT, 0.260%, 03/03/10	7,640
6,765	Series F-2, Class I, Rev., VRDO, 0.230%, 03/03/10	6,765
11,250	Utah Transit Authority, Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,250

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utah — Continued
13,395	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	13,395
		252,930
	Vermont — 0.1%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.210%, 03/04/10	15,475
	Virginia — 0.9%
6,360	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/04/10	6,360
4,400	Fairfax County EDA, Public Broadcasting Services Project , Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/04/10	4,400
24,685	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/01/10	24,685
25,265	Fairfax County IDA, Inova Health System Project, Series A-1, Rev., VRDO, 0.170%, 03/01/10	25,265
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/04/10	9,500
16,595	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.180%, 03/03/10	16,595
11,000	Loudoun County IDA, Howard Hughes Medical Center, Series B, Rev., VRDO, 0.150%, 03/01/10	11,000
16,865	Montgomery County IDA, Virginia Tech Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	16,865
4,610	Norfolk EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	4,610
25,000	Norfolk EDA, Sentara Healthcare, Series B, Rev., VRDO, 0.700%, 05/01/10	25,000
4,100	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.130%, 03/01/10	4,100
200	Virginia College Building Authority, Shenandoah University Project, Rev., VRDO, LOC: Branch Banking & Trust, 0.150%, 03/01/10	200
	Virginia College Building Authority, University of Richmond Project,
27,245	Rev., VRDO, 0.130%, 03/01/10	27,245
22,750	Rev., VRDO, 0.170%, 03/01/10	22,750
6,200	Virginia Commonwealth University, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 03/01/10	6,200
13,930	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	13,930
		218,705
	Washington — 1.5%
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.210%, 03/03/10	4,000
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	8,915
11,295	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10 (e)	11,295
10,800	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009 , GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	10,800
42,100	Port of Tacoma, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	42,100
825	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 03/03/10	825
10,000	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	10,000
	State of Washington, MERLOTS,
21,575	Series B-22, GO, VRDO, AGM, 0.180%, 03/03/10	21,575
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 0.180%, 03/03/10	28,995
33,160	Series B-23, GO, VRDO, NATL-RE, 0.180%, 03/03/10	33,160
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 03/01/10	5,000
20,300	Washington Health Care Facilities Authority, Multicare Health System, Series D, Rev., VRDO, AGM, 0.130%, 03/01/10	20,300

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
6,870	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	6,870
12,000	Washington Health Care Facilities Authority, Swedish Health Services, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/10	12,000
11,845	Washington State Housing Finance Commission, Series PA-1430-R, Rev., VRDO, GNMA/FNMA/FHLMC, 0.270%, 03/01/10	11,845
9,900	Washington State Housing Finance Commission, Bush School Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	9,900
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.220%, 03/04/10	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.170%, 03/01/10	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/04/10	29,240
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	10,700
4,720	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/04/10	4,720
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	25,000
14,745	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	14,745
		338,415
	West Virginia — 0.1%
19,405	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.200%, 03/04/10	19,405
	Wisconsin — 3.3%
	City of Milwaukee,
73,000	RAN, 2.000%, 06/30/10	73,358
15,000	RAN, 2.500%, 06/30/10	15,097
91,200	Puttable Floating Option Tax-Exempt Receipts, Series MT-628, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10 (e)	91,200
33,500	Racine Unified School District, GO, TRAN, 2.000%, 07/12/10	33,668
280,000	State of Wisconsin, Rev., 2.500%, 06/15/10	281,638
16,000	University Hospitals & Clinics Authority, Rev., AGM, 6.200%, 04/01/10 (p)	16,236
	Wisconsin Health & Educational Facilities Authority,
19,260	Series 3114, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	19,260
24,715	Series PT-761, Rev., VRDO, NATL-RE, 0.570%, 03/01/10	24,715
26,235	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., VRDO, 0.600%, 03/15/10	26,235
17,875	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	17,875
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.160%, 03/01/10	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, AGM, 0.200%, 03/01/10	25,650
	Wisconsin Housing & EDA,
44,895	Series A, Rev., VRDO, 0.230%, 03/01/10	44,895
75,000	Series D, Rev., VRDO, LOC: FNMA, 0.200%, 03/01/10	75,000
2,160	Series E, Rev., VRDO, 0.150%, 03/01/10	2,160
		761,987
	Wyoming — 0.3%
21,870	Kemmerer, PCR, Exxon Project, Rev., VRDO, 0.120%, 03/01/10	21,870
	Lincoln County, PCR, Exxon Project,
18,860	Series B, Rev., VRDO, 0.120%, 03/01/10	18,860
10,640	Series C, Rev., VRDO, 0.120%, 03/01/10	10,640
13,050	Series D, Rev., VRDO, 0.120%, 03/01/10	13,050

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wyoming — Continued
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 0.480%, 03/01/10	10,600
4,955	Wyoming Community Development Authority, Series PA-1452-R, Rev., VRDO, 0.270%, 03/01/10	4,955
		79,975
	Total Municipal Bonds (Cost $22,266,806)	22,266,806
Municipal Commercial Paper — 1.8%
	Arizona — 0.1%
20,000	Phoenix Civic Improvement Corp., 0.300%, 03/10/10	20,000
	District of Columbia — 0.2%
	Metropolitan Washington Airports Authority,
21,500	0.300%, 04/05/10	21,500
22,000	0.320%, 05/14/10	22,000
		43,500
	Florida — 0.4%
50,000	Alachua County Health Facilities Authority, Series 08-A, 0.260%, 04/07/10	50,000
41,459	Florida Local Government Finance Commission, Series A, 0.350%, 03/05/10 (m)	41,459
		91,459
	Massachusetts — 0.2%
45,600	Massachusetts Water Resources Authority, 0.330%, 04/15/10	45,600
	Texas — 0.8%
	Texas Municipal Power Agency,
85,000	0.250%, 04/01/10	85,000
97,200	0.280%, 04/01/10	97,200
		182,200
	Washington — 0.1%
39,215	Port of Seattle, Series A-2, 0.330%, 05/03/10	39,215
	Total Municipal Commercial Paper (Cost $421,974)	421,974
	Total Investments — 98.6% (Cost $22,688,780)*	22,688,780
	Other Assets in Excess of Liabilities — 1.4%	327,041
	NET ASSETS — 100.0%	$23,015,821

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.1% (n)
	District of Columbia — 1.0%
	Metropolitan Washington Airports Authority,
21,500	0.300%, 04/05/10	21,500
21,500	0.320%, 05/14/10	21,500
		43,000
	Florida — 0.9%
	Hillsborouh Aviation,
10,000	0.300%, 04/05/10	10,000
30,000	0.300%, 05/06/10	30,000
		40,000
	Indiana — 1.3%
34,000	Indiana Development Finance Authority, 0.350%, 03/12/10	34,000
24,000	State of Indiana, 0.330%, 04/09/10	24,000
		58,000
	Iowa — 0.2%
7,000	City of Des Moines, 0.350%, 03/05/10	7,000
	Michigan — 0.4%
16,000	Michigan State Housing Development Authority, 0.300%, 04/06/10	16,000
	New York — 0.3%
14,165	Port Authority of New York & New Jersey, 0.270%, 03/09/10	14,165
	Total Commercial Paper (Cost $178,165)	178,165
Daily Demand Notes — 13.8%
	Alaska — 0.5%
23,590	Eclipse Funding Trust, Solar Eclipse, Series 2007-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.140%, 03/01/10	23,590
	Colorado — 0.6%
24,035	Denver City & County, Airport, Subseries G1, Rev., VRDO, AGC, 0.150%, 03/01/10	24,035
	Delaware — 2.0%
85,000	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 0.180%, 03/01/10	85,000
	Florida — 0.3%
12,600	Collier County Educational Facilities Authority, Limited Obligation, Ave Maria University, Rev., VRDO, LOC: Comerica Bank, 0.190%, 03/01/10	12,600
	Idaho — 0.1%
5,900	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, AGM, 0.190%, 03/01/10	5,900
	Indiana — 0.7%
30,000	Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Project, Series C-7, Rev., VRDO, AGM, 0.150%, 03/01/10	30,000
	Kentucky — 0.2%
6,800	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.170%, 03/01/10	6,800
	Louisiana — 0.5%
21,700	Calcasieu Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.160%, 03/01/10	21,700
	Massachusetts — 0.1%
2,600	Commonwealth of Massachusetts, Central Artery, Series A, GO, VRDO, 0.170%, 03/01/10	2,600
	Michigan — 0.4%
16,200	Michigan State University, Series A, Rev., VRDO, 0.140%, 03/01/10	16,200
2,500	University of Michigan, Hospital, Series A-2, Rev., VRDO, 0.130%, 03/01/10	2,500
		18,700
	Missouri — 0.5%
19,650	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.150%, 03/01/10	19,650
	Nevada — 0.8%
34,850	Clark County School District, Series B, GO, VRDO, AGM, 0.160%, 03/01/10	34,850
	New Jersey — 0.5%
23,400	New Jersey Economic Development Authority, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	23,400
	New York — 4.1%
31,900	New York City Housing Development Corp., Multi-Family Housing, Series H-2-B, Rev., VRDO, AMT, 0.170%, 03/01/10	31,900
16,935	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.150%, 03/01/10	16,935

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	New York — Continued
	New York City, Fiscal 2008,
47,320	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/01/10	47,320
10,000	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wurttemberg, 0.190%, 03/01/10	10,000
	New York Mortgage Agency,
14,000	Series 142, Rev., VRDO, AMT, 0.170%, 03/01/10	14,000
15,000	Series 144, Rev., VRDO, AMT, 0.170%, 03/01/10	15,000
20,000	New York Mortgage Agency, Homeowner Mortgage, Series 135, Rev., VRDO, AMT, 0.170%, 03/01/10	20,000
20,600	Port Authority of New York & New Jersey, Versatile Structure Obligation, Series 1R, Rev., VRDO, 0.170%, 03/01/10	20,600
		175,755
	Ohio — 0.8%
2,100	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10 (m)	2,100
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
15,480	Series A, Rev., VRDO, 0.130%, 03/01/10	15,480
300	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	300
2,100	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	2,100
2,000	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.140%, 03/01/10	2,000
4,030	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	4,030
1,800	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.130%, 03/01/10	1,800
3,200	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 03/01/10	3,200
4,600	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.130%, 03/01/10	4,600
		35,610
	Oregon — 0.4%
675	Medford Hospital Facilities Authority, Rogue Vy Manor Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/01/10	675
17,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	17,300
		17,975
	Tennessee — 0.5%
19,410	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	19,410
	Texas — 0.6%
9,800	Harris County Industrial Development Corp., Rev., VRDO, 0.170%, 03/01/10	9,800
8,000	San Gabriel Industrial Development Corp., Airborn, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.190%, 03/01/10	8,000
10,000	Schertz-Seguin Local Government Corp., Series SG 151, Rev., VRDO, AGM, LIQ: Societe Generale, 0.160%, 03/01/10	10,000
		27,800
	Virginia — 0.2%
10,400	Norfolk Redevelopment & Housing Authority, Old Dominion University Project, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	10,400
	Total Daily Demand Notes (Cost $595,775)	595,775
Municipal Bonds — 12.9%
	Connecticut — 0.7%
	City of Hartford,
8,150	GO, 2.000%, 04/15/10	8,165
7,500	GO, BAN, 3.000%, 04/15/10	7,514
12,970	City of New Britain, GO, BAN, 3.000%, 03/30/10	12,987
		28,666
	Illinois — 0.4%
16,000	Will & Kendall Counties Community Consolidated School District 202, Rev., TAN, 1.000%, 08/30/10	16,040
	Indiana — 0.5%
19,875	Indianapolis Local Public Improvement Bond Bank, Series F-2, Rev., 0.800%, 03/09/10	19,875
	Massachusetts — 0.2%
9,000	City of Brockton, GO, BAN, 2.000%, 05/14/10	9,023

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — 1.5%
12,438	Hopatcong Borough, GO, BAN, 2.500%, 08/06/10	12,491
28,005	Township of Cherry Hill, GO, BAN, 2.000%, 10/19/10	28,235
24,370	Township of Livingston, GO, BAN, 1.250%, 01/24/11	24,551
		65,277
	New York — 6.2%
	City of Newburgh,
5,610	GO, TAN, 4.000%, 11/30/10	5,672
10,000	Series B, GO, BAN, 4.000%, 11/30/10	10,091
15,000	Elmira City School District, GO, BAN, 1.500%, 02/17/11	15,108
9,080	Gouverneur Central School District, School Construction, GO, BAN, 2.750%, 06/25/10	9,108
13,346	Hamburg Central School District, GO, BAN, 2.250%, 07/01/10	13,384
15,750	Lowville Central School District, GO, BAN, 2.500%, 07/09/10	15,808
27,480	Moravia Central School District, GO, BAN, 2.000%, 06/25/10	27,514
40,000	New York Liberty Development Corp., Series A, Rev., VAR, 0.500%, 10/12/10	40,000
13,253	North Tonawanda City School District, GO, BAN, 2.000%, 09/23/10	13,327
13,220	Oneonta City School District, Series 2009A, GO, BAN, 2.000%, 06/24/10	13,251
12,415	Otego-Unadilla Central School District, GO, BAN, 2.750%, 08/06/10	12,481
9,000	Owego Apalachin Central School District, GO, BAN, 1.500%, 08/19/10	9,025
14,467	Phoenix Central School District, GO, BAN, 1.500%, 07/30/10	14,513
15,827	Salamanca City School District, GO, BAN, 2.500%, 04/01/10	15,849
14,806	Town of East Hampton, Series C, GO, BAN, 2.250%, 06/03/10	14,849
12,075	Town of Poughkeepsie, Series B, GO, BAN, 2.000%, 03/19/10	12,077
26,435	Village of Haverstraw, GO, BAN, 1.500%, 03/12/10	26,439
		268,496
	Ohio — 1.6%
16,350	City of Akron, Various Purpose, GO, BAN, 1.250%, 12/09/10 (m)	16,413
5,330	City of Elyria, Various Purpose Improvement, GO, BAN, 2.500%, 06/17/10	5,338
17,000	City of Marysville, Waste Water, GO, BAN, 1.500%, 06/02/10	17,021
31,000	Wells Fargo State Trust, Series 79-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.500%, 05/13/10 (e)	31,000
		69,772
	Pennsylvania — 1.5%
16,380	Dallastown Area School District, GO, VAR, 2.030%, 04/01/10	16,398
10,000	Hamburg Area School District, GO, VAR, 2.020%, 05/01/10	10,018
21,660	Manheim Central School District, GO, VAR, 2.030%, 04/01/10	21,681
15,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	15,088
		63,185
	Utah — 0.3%
15,000	Central Utah Water Conservancy District, Series A, Rev., BAN, 2.000%, 07/22/10	15,047
	Total Municipal Bonds (Cost $555,381)	555,381
Weekly Demand Notes — 69.3%
	Alabama — 0.3%
7,800	Daphne-Villa Mercy Special Care Facilities Financing Authority, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/03/10	7,800
5,000	Pell City Special Care Facilities, Noland Health Services, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	5,000
		12,800
	Arizona — 0.3%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 0.270%, 03/01/10	13,995
	California — 2.8%
40,000	California Housing Finance Agency, Home Mortgage, Series H, Rev., VRDO, AMT, 0.150%, 03/03/10	40,000
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.210%, 03/01/10	15,000
22,505	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, LIQ: FHLMC, 0.270%, 03/01/10	22,505

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
28,995	Southern California Home Financing Authority, Single Family Mortgage, Series B, Rev., VRDO, AMT, LOC: FNMA, 0.190%, 03/03/10	28,995
15,975	Wells Fargo State Trust, Series 15-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.230%, 03/04/10 (e)	15,975
		122,475
	Colorado — 6.3%
46,950	City of Colorado Springs, Utilities, Sub Lien, Series B, Rev., VRDO, 0.250%, 03/01/10	46,950
11,000	Colorado Housing & Finance Authority, Series A-3, Class 1, Rev., VRDO, AMT, 0.220%, 03/01/10	11,000
19,090	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series I-B2, Rev., VRDO, AMT, 0.210%, 03/01/10	19,090
	Colorado Housing & Finance Authority, Single Family Mortgage,
25,445	1-B-3 Class Shares, Rev., VRDO, AMT, 0.210%, 03/01/10	25,445
30,000	Class I-B2, Rev., VRDO , LIQ: Barclays Bank plc, 0.230%, 03/01/10	30,000
24,000	Series A-2, Class I, Rev., VRDO, AMT, 0.210%, 03/01/10	24,000
50,000	Series B-3, Class II, Rev., VRDO, AMT, 0.250%, 03/01/10	50,000
15,000	Series IB-3, Rev., VRDO, AMT, 0.210%, 03/01/10	15,000
3,100	Colorado Student Obligation Bond Authorty, CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.220%, 03/01/10	3,100
	Denver City & County, Airport,
8,200	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.230%, 03/03/10	8,200
14,250	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.230%, 03/03/10	14,250
	Deutsche Bank Spears/Lifers Trust Various States,
4,100	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.260%, 03/04/10	4,100
21,235	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.260%, 03/04/10	21,235
		272,370
	Delaware — 0.2%
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	10,150
	District of Columbia — 0.6%
25,000	Metropolitan Washington Airports Authority, Subseries A-1, Rev., VRDO, 0.300%, 03/01/10	25,000
	Florida — 2.5%
15,000	City of Fort Myers, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/10	15,000
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/01/10	17,800
15,990	Florida Housing Finance Corp., Boynton Bay Apartments, Rev., VRDO, LOC: Citibank N.A., 0.300%, 03/01/10	15,990
10,170	Greater Orlando Aviation Authority, Series 2008-067, Rev., VRDO, AGM, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.420%, 03/01/10	10,170
7,095	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.250%, 03/01/10	7,095
5,025	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 03/01/10	5,025
23,150	Orange County School Board, Series B, COP, VRDO, AGC, 0.220%, 03/01/10	23,150
4,455	Palm Beach County Housing Development Corp., Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/04/10	4,455
11,270	Sumter County IDA, Amern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/10	11,270
		109,955
	Georgia — 1.2%
20,000	Eclipse Funding Trust, Solar Eclipse, Atlanta, Series 2006-0024, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	20,000
32,670	Fulton County Development Authority, Flightsafety International, Inc. Project, Series B, Rev., VRDO, 0.250%, 03/01/10	32,670
		52,670
	Idaho — 1.8%
13,200	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.170%, 03/01/10	13,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Idaho — Continued
	Idaho Housing & Finance Association, Single Family Mortgage,
8,915	Series C, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	8,915
8,790	Series C, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	8,790
10,285	Series D, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	10,285
20,405	Series E, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	20,405
9,010	Series F, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	9,010
5,995	Series F-1, Class I, Rev., VRDO, LOC: FNMA, 0.260%, 03/03/10	5,995
		76,600
	Illinois — 1.3%
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.220%, 03/03/10	2,400
2,271	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.300%, 03/03/10	2,271
4,900	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/03/10	4,900
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	9,985
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/01/10	10,000
7,050	Illinois Housing Development Authority, Pheasant Ridge/Hunter, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/01/10	7,050
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, AGM, 0.210%, 03/04/10	10,000
1,430	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.280%, 03/01/10	1,430
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.380%, 03/01/10	7,300
		55,336
	Indiana — 0.8%
9,470	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.230%, 03/04/10	9,470
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO , LOC: Lasalle Bank N.A., 0.500%, 03/01/10	4,100
20,965	Indiana Housing & Community Development Authority, Series A-2, Rev., VRDO, AMT, LOC: FNMA, 0.200%, 03/01/10	20,965
		34,535
	Kansas — 0.8%
36,000	City of Wichita, FlightSafety International, Inc., Rev., VRDO, 0.250%, 03/01/10	36,000
	Louisiana — 0.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.380%, 03/01/10 (m)	4,600
	Maine — 0.2%
10,000	Maine State Housing Authority, Series D, Rev., VRDO, AMT, 0.260%, 03/04/10	10,000
	Maryland — 1.1%
5,290	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,290
26,535	Maryland Community Development Administration, Residential, Rev., VRDO, 0.200%, 03/01/10	26,535
15,990	Wells Fargo State Trust, Series 32-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.250%, 03/04/10 (e)	15,990
		47,815
	Massachusetts — 1.6%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.290%, 03/01/10	16,050
14,100	Massachusetts Development Finance Agency, Multi-Family Housing, Claredon Street, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.330%, 03/01/10	14,100
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.230%, 03/04/10 (e)	27,540
10,635	Wells Fargo State Trust, Series 37-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.250%, 03/04/10 (e)	10,635
		68,325
	Michigan — 5.2%
3,550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.210%, 03/01/10	3,550

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
14,610	City of Detroit, Series PT-3756, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.450%, 03/01/10	14,610
	Detroit City School District,
2,000	Series DCL 045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.250%, 03/04/10	2,000
13,500	Series ROCS RR II R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	13,500
8,375	Series ROCS RR II R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.220%, 03/04/10 (e)	8,375
2,285	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	2,285
925	Holt Public Schools, GO, VRDO, Q-SBLF, 0.250%, 03/04/10	925
2,500	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	2,500
	Michigan State Housing Development Authority,
32,750	Series C, Rev., VRDO, 0.230%, 03/01/10	32,750
18,785	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	18,785
30,855	Series C, Rev., VRDO, AMT, 0.230%, 03/01/10	30,855
4,300	Series D, Rev., VRDO, AMT, 0.300%, 03/01/10	4,300
35,250	Series E, Rev., VRDO, AMT, 0.290%, 03/01/10	35,250
1,800	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	1,800
395	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	395
5,000	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	5,000
10,900	Puttable Floating Option Tax-Exempt Receipts, Series MT-617, Rev., VRDO, AGM, LIQ: Merrill Lynch International Bank Ltd., 0.500%, 03/01/10	10,900
	RBC Municipal Products, Inc. Trust, Floater Certificates,
18,680	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	18,680
18,750	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.230%, 03/01/10	18,750
		225,210
	Minnesota — 0.9%
8,610	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.250%, 03/03/10	8,610
	Minnesota Housing Finance Agency, Residential Housing,
15,700	Series B, Rev., VRDO, AMT, 0.200%, 03/01/10	15,700
7,595	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	7,595
7,000	Series F, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.200%, 03/01/10	7,000
		38,905
	Missouri — 0.3%
13,885	Lehman Municipal Trust Receipts, Various States, Series 06-K82, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/01/10	13,885
	Montana — 0.4%
17,030	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.250%, 03/03/10	17,030
	Nebraska — 1.4%
	Nebraska Investment Finance Authority, Single Family Housing,
14,910	Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 0.240%, 03/01/10	14,910
32,350	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.240%, 03/01/10	32,350
14,400	Series J, Rev., VRDO, AMT, 0.240%, 03/01/10	14,400
		61,660
	Nevada — 4.7%
	Clark County, Airport, Sub Lien,
29,000	Series A-1, Rev., VRDO, AMT, AGM, 0.230%, 03/01/10	29,000
75,000	Series C-1, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 0.260%, 03/01/10	75,000
75,000	Clark County, McCarran Internaitonal Airport, Passenger Facility, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 0.260%, 03/01/10	75,000
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.360%, 03/04/10	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Nevada — Continued
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	16,100
		201,800
	New Jersey — 0.2%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Sun Bank N.A., 0.300%, 03/01/10	6,955
	New Mexico — 1.8%
	New Mexico Educational Assistance Foundation, Educational Loans,
10,000	Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.230%, 03/01/10	10,000
9,050	Series A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.230%, 03/01/10	9,050
60,000	New Mexico Municipal Energy Acquisition Authority, Rev., VRDO, 0.190%, 03/01/10	60,000
		79,050
	New York — 3.0%
35,000	Nassau County IDA, Series 75G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.240%, 03/04/10	35,000
9,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 03/03/10	9,400
17,600	New York City Housing Development Corp., Multi-Family Housing, Queens Family Courthouse Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.230%, 03/01/10	17,600
9,600	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.210%, 03/01/10	9,600
20,000	New York State Housing Finance Agency, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/01/10	20,000
36,250	New York State Housing Finance Agency, Economic Development, Series C, Rev., VRDO, 0.210%, 03/01/10	36,250
3,300	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.240%, 03/04/10	3,300
		131,150
	North Carolina — 1.7%
24,000	Charlotte-Mecklenburg Hospital Authority, Series E, Rev., VRDO, AGM, 0.230%, 03/01/10	24,000
14,210	City of Raleigh, Rev., VRDO, 0.300%, 03/01/10	14,210
8,395	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/04/10	8,395
15,000	Montgomery County Industrial Facilities & Pollution Control Financing, Republic Service Project, Series 2000 , Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/03/10	15,000
10,000	Wake County, Series A, GO, VRDO, 0.220%, 03/01/10	10,000
		71,605
	North Dakota — 1.4%
	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage,
27,210	Series A, Rev., VRDO, 0.220%, 03/03/10	27,210
21,500	Series B, Rev., VRDO, 0.240%, 03/03/10	21,500
9,900	Series B, Rev., VRDO, AMT, 0.210%, 03/03/10	9,900
		58,610
	Ohio — 2.2%
1,115	Austin Trust, Various States, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	1,115
2,600	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 03/01/10	2,600
2,395	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.200%, 03/04/10	2,395
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/04/10	5,550
395	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.190%, 03/01/10	395
13,880	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.240%, 03/01/10	13,880
2,415	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.230%, 03/01/10	2,415

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.210%, 03/03/10	1,200
1,050	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series C, Rev., VRDO, AMT, GNMA COLL, 0.210%, 03/01/10	1,050
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
24,575	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.220%, 03/01/10	24,575
3,700	Series E, Rev., VRDO, AMT, 0.200%, 03/01/10	3,700
15,150	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.210%, 03/01/10	15,150
10,000	Series F, Rev., VRDO, GNMA COLL, 0.180%, 03/01/10	10,000
4,500	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.210%, 03/04/10	4,500
5,350	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/01/10	5,350
1,830	Wells Fargo State Trust, Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10 (e)	1,830
		95,705
	Oregon — 0.3%
14,000	Oregon State Department of Administrative Services, Series ROCS RR II R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	14,000
	Other Territories — 4.1%
17,335	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: Federal Home Loan Bank, 0.200%, 03/04/10	17,335
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,810	Series M015, Class A, Rev., VRDO, FHLMC, 0.230%, 03/04/10	9,810
58,493	Series M017, Class A, Rev., VRDO, FHLMC, 0.200%, 03/04/10	58,493
45,820	Puttable Floating Option Tax-Exempt Receipts, Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/01/10	45,820
27,845	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.350%, 03/01/10	27,845
16,225	SunAmerica Trust, Various States, Series 2, Rev., VRDO, FHLMC, LOC: FHLMC, 0.300%, 03/04/10	16,225
		175,528
	Pennsylvania — 3.2%
	Delaware Valley Regional Financial Authority,
7,500	Series 2996, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10 (e)	7,500
16,960	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.220%, 03/01/10	16,960
10,000	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series 15, Class A, Rev., VRDO, LIQ: Societe Generale, 0.220%, 03/04/10	10,000
12,755	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VRDO, LIQ: Dexia Credit Local, 0.350%, 03/01/10	12,755
900	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 0.410%, 03/04/10	900
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.200%, 03/03/10	6,000
	Pennsylvania Housing Finance Agency,
8,915	Series 89, Rev., VRDO, AMT, LOC: FHLMC, 0.190%, 03/01/10	8,915
17,000	Series 83C, Rev., VRDO, AMT, LOC: FNMA, 0.180%, 03/01/10	17,000
8,425	Series 84D, Rev., VRDO, AMT, LOC: FHLMC, 0.190%, 03/01/10	8,425
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
15,000	Series 82C, Rev., VRDO, AMT, 0.190%, 03/01/10	15,000
7,000	Series 90C, Rev., VRDO, AMT, 0.180%, 03/01/10	7,000
11,700	Series 91-B, Rev., VRDO, AMT, LOC: FHLMC, 0.190%, 03/01/10	11,700
17,615	Wells Fargo State Trust, Series 49-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10	17,615
		139,770

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	South Carolina — 0.5%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/03/10	5,700
15,000	South Carolina Jobs - Economic Development Authority, Woodlands at Furman Project, Series C, Rev., VRDO, LOC: Sovereign Bank FSB, 0.200%, 03/01/10	15,000
		20,700
	South Dakota — 1.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
31,000	Series C, Rev., VRDO, AMT, 0.230%, 03/01/10	31,000
17,000	Series G, Rev., VRDO, 0.210%, 03/01/10	17,000
		48,000
	Tennessee — 0.2%
8,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.260%, 03/01/10	8,000
	Texas — 5.2%
5,200	Brazos River Harbor Navigation District, Multi-Mode BASF Corp., Rev., VRDO, 0.380%, 03/01/10	5,200
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/03/10	10,000
25,950	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/01/10	25,950
21,130	Hutto Independent School District, Series 2999, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	21,130
22,815	Matagorda County Navigation District No. 1, Series 2656, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	22,815
8,700	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.250%, 03/01/10	8,700
12,470	Puttable Floating Option Tax-Exempt Receipts, Series PT-4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 03/01/10	12,470
	State of Texas, Veterans Housing Assistance Fund,
15,490	GO, VRDO, 0.230%, 03/01/10	15,490
11,835	Series A, GO, VRDO, 0.210%, 03/01/10	11,835
10,425	Series B, GO, VRDO, 0.210%, 03/01/10	10,425
11,390	Series D, GO, VRDO, LOC: Sumitomo Trust & Banking Co., 0.230%, 03/01/10	11,390
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	31,970
14,800	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartments, Rev., VRDO, LOC: FNMA, 0.300%, 03/04/10	14,800
14,150	Texas Department of Housing & Community Affairs, Multi-Family Housing, Idlewilde Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/04/10	14,150
6,355	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/03/10	6,355
		222,680
	Utah — 2.3%
10,280	North Davis County Sewer District, Series ROCS RR II R-11817, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	10,280
	Utah Housing Corp.,
7,145	Series A, Rev., VRDO, 0.260%, 03/03/10	7,145
13,680	Series B, Rev., VRDO, 0.200%, 03/03/10	13,680
9,710	Series C, Class I, Rev., VRDO, 0.200%, 03/03/10	9,710
16,585	Series C, Class I, Rev., VRDO, 0.260%, 03/03/10	16,585
12,490	Series E, Class I, Rev., VRDO, 0.260%, 03/03/10	12,490
12,370	Series F, Rev., VRDO, 0.260%, 03/03/10	12,370
	Utah Housing Corp., Single Family Mortgage,
9,885	Series A-2, Rev., VRDO, 0.260%, 03/03/10	9,885
5,395	Series C-1, Rev., VRDO, 0.260%, 03/03/10	5,395
		97,540
	Vermont — 0.3%
13,800	Vermont Housing Finance Agency, Single Family, Series 22, Rev., VRDO, AMT, AGM, 0.250%, 03/01/10	13,800
	Virginia — 1.7%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo S.A., 1.000%, 03/01/10	14,000

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Virginia — Continued
14,500	Fairfax County EDA, George Mason University Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	14,500
12,000	Fairfax County IDA, Rev., VRDO, 03/01/10 (w)	12,000
20,155	Norfolk Economic Development Authority, Rev., VRDO, 0.000%, 03/01/10 (w)	20,155
12,750	Virginia Housing Development Authority, MERLOTS, Rev., VRDO, 0.250%, 03/03/10	12,750
		73,405
	Washington — 2.0%
16,730	Tulalip Tribes of the Tulalip Reservation Special Revenue, Capital Projects, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 03/04/10	16,730
4,900	Vancouver Housing Authority, Pooled Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/01/10	4,900
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/10	7,200
20,000	Washington Economic Development Finance Authority, Waste Management Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.300%, 03/01/10	20,000
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/01/10	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/04/10	14,000
15,000	Wells Fargo State Trust, Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10 (e)	15,000
		87,815
	West Virginia — 0.3%
5,975	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/04/10	5,975
6,050	West Virginia EDA, Appalachian Power Company, Series A, Rev., VRDO, LOC: Royal Bank of Scotland, 0.200%, 03/01/10	6,050
		12,025
	Wisconsin — 2.2%
	Wells Fargo State Trust,
16,795	Series 2009-2C, Rev., VRDO, 0.250%, 03/04/10 (e)	16,795
11,775	Series 43-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.180%, 03/04/10 (e)	11,775
	Wisconsin Housing & EDA,
5,325	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.250%, 03/04/10 (e)	5,325
9,800	Series A, Rev., VRDO, 0.250%, 03/01/10	9,800
18,700	Series C, Rev., VRDO, 0.210%, 03/01/10	18,700
25,300	Series C, Rev., VRDO, 0.250%, 03/01/10	25,300
5,690	Series C, Rev., VRDO, 0.260%, 03/01/10	5,690
		93,385
	Wyoming — 0.8%
	Wyoming Community Development Authority,
14,000	Series 4, Rev., VRDO, AMT, LOC: FNMA, 0.230%, 03/01/10	14,000
10,000	Series 5, Rev., VRDO, AMT, LOC: FNMA, 0.230%, 03/01/10	10,000
12,000	Series 8, Rev., VRDO, AMT, LOC: FNMA, 0.230%, 03/01/10	12,000
		36,000
	Total Weekly Demand Notes (Cost $2,996,839)	2,996,839
	Total Investments — 100.1% (Cost $4,326,160)*	4,326,160
	Liabilities in Excess of Other Assets — (0.1)%	(2,870)
	NET ASSETS — 100.0%	$4,323,290

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   67

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

ACES	—	Automatically Convertible Securities
AGC	—	Insured by Assured Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BAN	—	Bond Anticipation Note
BHAC	—	Insured by Berkshire Hathaway Assurance Corp.
CCRC	—	Congregate Care Retirement Center
COLL	—	Collateral
COP	—	Certificate of Participation
CR	—	Custodial Receipts
DN	—	Discount Notes
EAGLE	—	Earning of accrual generated on local tax-exempt securities
EDA	—	Economic Development Authority
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
IBC	—	Insured Bond Certificates
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bank
IDR	—	Industrial Development Revenue
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Insurance Corp.
MERLOTS	—	Municipal Exempt Receipts Liquidity Optional Tender
NATL	—	Insured by National Public Finance Guarantee Corp.
PCR	—	Pollution Control Revenue
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
RAN	—	Revenue Anticipation Note
RE	—	Reinsured
Rev.	—	Revenue
SCAGO	—	South Carolina Association of Governmental Organizations
SCSDE	—	South Carolina School District Enhancement
TAN	—	Tax Anticipation Note
TCRS	—	Transferable Custodial Receipts
TRAN	—	Tax & Revenue Anticipation Note
VA	—	Veterans Administration
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.
VRDO	—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2010.
XLCA	—	Insured by XL Capital Assurance
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	—	Amount rounds to less than 0.1%.
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(n)	—	The rate shown is the effective yield at the date of purchase.
(p)	—	Security is prerefunded or escrowed to maturity.
(t)	—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.
(w)	—	When-issued security.
(˜)	—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
*	—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$150,876,234	$12,148,818	$53,399,779	$6,844,964
Repurchase agreements, at value	2,563,719	151,792	24,567,294	8,571,099
Total investment securities, at value	153,439,953	12,300,610	77,967,073	15,416,063
Receivables:
Interest and dividends	52,682	3,907	7,213	9,271
Due from Affiliate (See Note 3)	—	—	204	37
Total Assets	153,492,635	12,304,517	77,974,490	15,425,371

LIABILITIES:
Payables:
Dividends	4,131	54	386	—	(a)
Investment securities purchased	904,021	218,004	—	274,981
Accrued liabilities:
Investment advisory fees	9,564	758	5,084	951
Administration fees	7,590	584	3,298	747
Shareholder servicing fees	5,720	705	2,230	368
Distribution fees	146	29	5	—	(a)
Custodian and accounting fees	1,273	157	791	186
Trustees’ and Chief Compliance Officer’s fees	262	8	134	88
Excise tax payable (See Note 2.E.)	—	—	204	37
Other	2,850	522	2,382	423
Total Liabilities	935,557	220,821	14,514	277,781
Net Assets	$152,557,078	$12,083,696	$77,959,976	$15,147,590

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$152,555,383	$12,083,626	$77,948,475	$15,146,723
Accumulated undistributed (distributions in excess of) net investment income	1,245	44	7,425	720
Accumulated net realized gains (losses)	450	26	4,076	147
Total Net Assets	$152,557,078	$12,083,696	$77,959,976	$15,147,590

Net Assets:
Class B	$6,932	$17,713	$—	$1,192
Class C	6,723	420,552	—	91,807
Agency	11,341,161	308,594	8,057,013	2,216,299
Capital	86,818,790	3,953,966	38,504,450	—
Cash Management	385,509	—	—	—
Direct	1,009,356	—	88,599	916,720
E*Trade	—	179,380	—	—
Institutional Class	39,053,068	2,438,682	19,839,937	7,994,678
Investor	613,967	572,388	3,438,538	861,277
Morgan	3,892,404	3,141,289	2,307,416	981,399
Premier	5,852,367	317,407	5,162,992	860,500
Reserve	2,569,511	380,945	65,425	1,223,618
Service	1,007,290	352,780	495,606	100
Total	$152,557,078	$12,083,696	$77,959,976	$15,147,590

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	6,933	17,713	—	1,193
Class C	6,723	420,521	—	91,802
Agency	11,340,953	308,587	8,055,602	2,216,075
Capital	86,817,476	3,953,878	38,498,065	—
Cash Management	385,509	—	—	—
Direct	1,009,355	—	88,597	916,716
E*Trade	—	179,380	—	—
Institutional Class	39,053,402	2,438,654	19,837,468	7,994,095
Investor	613,966	572,382	3,438,484	861,264
Morgan	3,891,993	3,141,144	2,306,924	981,364
Premier	5,852,162	317,379	5,162,356	860,520
Reserve	2,569,479	381,039	65,397	1,223,532
Service	1,007,289	352,780	495,553	100
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$150,876,234	$12,148,818	$53,399,779	$6,844,964
Cost of repurchase agreements	2,563,719	151,792	24,567,294	8,571,099

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$11,661,663		$16,196,593		$22,688,780		$4,326,160
Cash	—		—		58		79
Receivables:
Investment securities sold	—		—		291,576		23,904
Fund shares sold	7,602		—		—		—
Interest and dividends	3,939		4,262		40,573		6,637
Due from Affiliate (See Note 3)	46		76		—		—
Total Assets	11,673,250		16,200,931		23,020,987		4,356,780

LIABILITIES:
Payables:
Dividends	77		—		348		66
Investment securities purchased	—		—		—		32,155
Fund shares redeemed	548		—		—		—
Accrued liabilities:
Investment advisory fees	766		210		1,427		272
Administration fees	597		836		1,144		219
Shareholder servicing fees	560		—	(a)	1,484		446
Distribution fees	—	(a)	—	(a)	—	(a)	—	(a)
Custodian and accounting fees	116		286		230		36
Trustees’ and Chief Compliance Officer’s fees	10		89		34		14
Excise tax payable (See Note 2.E.)	46		76		—		—
Other	264		445		499		282
Total Liabilities	2,984		1,942		5,166		33,490
Net Assets	$11,670,266		$16,198,989		$23,015,821		$4,323,290

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$11,668,272	$16,196,952	$23,007,791	$4,322,791
Accumulated undistributed (distributions in excess of) net investment income	1,598	1,955	5,420	464
Accumulated net realized gains (losses)	396	82	2,610	35
Total Net Assets	$11,670,266	$16,198,989	$23,015,821	$4,323,290

Net Assets:
Agency	$1,371,397	$1,522,013	$1,062,442	$129,810
Capital	—	6,104,553	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,557,507
Institutional Class	9,147,745	4,975,391	11,805,037	1,580,078
Morgan	171,067	1,313,218	538,168	351,200
Premier	872,798	1,974,357	3,386,375	165,573
Reserve	107,259	309,357	6,223,699	125,114
Service	—	100	—	414,008
Total	$11,670,266	$16,198,989	$23,015,821	$4,323,290

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	1,371,282	1,521,779	1,062,396	129,803
Capital	—	6,104,081	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,557,282
Institutional Class	9,146,411	4,974,478	11,800,571	1,579,925
Morgan	171,052	1,313,179	538,215	351,129
Premier	872,679	1,974,144	3,385,176	165,571
Reserve	107,253	309,100	6,220,878	125,067
Service	—	100	—	414,004
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$11,661,663	$16,196,593	$22,688,780	$4,326,160

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$898,603	$78,271		$393,245	$62,491
Income from interfund lending (net)	—	2		—	—
Total investment income	898,603	78,273		393,245	62,491

EXPENSES:
Investment advisory fees	134,258	10,771		80,755	17,336
Administration fees	105,909	8,496		63,658	13,657
Distribution fees	12,100	11,350		6,379	6,228
Shareholder servicing fees	168,060	25,120		101,340	34,761
Custodian and accounting fees	4,477	485		2,309	642
Interest expense to affiliates	— (a)	—	(a)	— (a)	— (a)
Professional fees	1,284	156		913	207
Trustees’ and Chief Compliance Officer’s fees	1,083	75		614	171
Printing and mailing costs	839	688		611	190
Registration and filing fees	1,878	218		1,270	159
Transfer agent fees	3,602	618		1,937	511
Insurance expense (See Note 8)	24,306	2,366		3,156	1,650
Other	1,797	366		2,660	1,041
Total expenses	459,593	60,709		265,602	76,553
Less amounts waived	(75,411)	(14,809)		(55,169)	(27,541)
Less earnings credits	(6)	—	(a)	(7)	(4)
Less expense reimbursements	—	(126)		(664)	(330)
Reimbursement by Affiliate (See Note 3)	—	—		(204)	(37)
Net expenses	384,176	45,774		209,558	48,641
Net investment income (loss)	514,427	32,499		183,687	13,850

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	450	26		4,076	147
Change in net assets resulting from operations	$514,877	$32,525		$187,763	$13,997

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$63,111		$40,302	$127,430	$22,727

EXPENSES:
Investment advisory fees	12,932		16,605	22,176	3,016
Administration fees	10,187		13,077	17,476	2,384
Distribution fees	549		3,971	19,093	11,127
Shareholder servicing fees	20,098		28,613	54,047	8,887
Custodian and accounting fees	453		707	724	116
Interest expense to affiliates	—	(a)	—	4	—	(a)
Professional fees	169		118	249	69
Trustees’ and Chief Compliance Officer’s fees	101		179	182	40
Printing and mailing costs	200		150	99	359
Registration and filing fees	221		21	89	153
Transfer agent fees	372		426	614	90
Insurance expense (See Note 8)	913		—	6,827	632
Other	223		361	295	98
Total expenses	46,418		64,228	121,875	26,971
Less amounts waived	(9,361)		(28,655)	(31,602)	(9,631)
Less earnings credits	—	(a)	(314)	(2)	—	(a)
Less expense reimbursements	—		—	—	(34)
Reimbursement by Affiliate (See Note 3)	(46)		(76)	—	—
Net expenses	37,011		35,183	90,271	17,306
Net investment income (loss)	26,100		5,119	37,159	5,421

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	396		178	2,610	33
Change in net assets resulting from operations	$26,496		$5,297	$39,769	$5,454

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$514,427	$2,698,570	$32,499	$260,850
Net realized gain (loss)	450	648	26	16
Change in net assets resulting from operations	514,877	2,699,218	32,525	260,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	(161)	(1)	(374)
Class C
From net investment income	— (a)	(131)	(10)	(8,946)
Agency
From net investment income	(33,958)	(265,922)	(1,126)	(12,813)
Capital
From net investment income	(326,184)	(1,359,001)	(16,905)	(72,920)
Cash Management
From net investment income	(2)	(1,530)	—	—
Direct (b)
From net investment income	(203)	—	—	—
E*Trade (c)
From net investment income	—	—	(23)	— (a)
Institutional Class
From net investment income	(132,155)	(666,053)	(9,190)	(29,127)
Investor (d)
From net investment income	(1)	—	(870)	(15,639)
Morgan
From net investment income	(7,855)	(153,748)	(3,030)	(70,221)
Premier
From net investment income	(12,603)	(203,701)	(917)	(15,919)
Reserve
From net investment income	(1,465)	(48,165)	(425)	(25,858)
Service (d)
From net investment income	(1)	—	(2)	(9,033)
Total distributions to shareholders	(514,427)	(2,698,412)	(32,499)	(260,850)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,332,107)	65,218,864	(1,417,268)	1,939,146

NET ASSETS:
Change in net assets	(13,331,657)	65,219,670	(1,417,242)	1,939,162
Beginning of period	165,888,735	100,669,065	13,500,938	11,561,776
End of period	$152,557,078	$165,888,735	$12,083,696	$13,500,938
Accumulated undistributed (distributions in excess of) net investment income	$1,245	$597	$44	$28

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$183,687	$855,946	$13,850	$150,163
Net realized gain (loss)	4,076	7,397	147	630
Change in net assets resulting from operations	187,763	863,343	13,997	150,793

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	—	(8)
Class C
From net investment income	—	—	—	(514)
Agency
From net investment income	(15,141)	(133,825)	(1,051)	(14,009)
Capital
From net investment income	(123,110)	(442,382)	—	—
Direct (a)
From net investment income	(6)	—	— (b)	—
Institutional Class
From net investment income	(43,605)	(181,860)	(12,770)	(91,486)
Investor (c)
From net investment income	—	—	(3)	(10,481)
Morgan
From net investment income	(302)	(54,735)	— (b)	(14,407)
Premier
From net investment income	(1,523)	(38,248)	(26)	(10,161)
Reserve
From net investment income	— (b)	(3,773)	—	(9,063)
Service (c)
From net investment income	—	(1,138)	—	—
Total distributions to shareholders	(183,687)	(855,961)	(13,850)	(150,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(21,860,022)	66,478,616	(6,074,546)	8,358,502

NET ASSETS:
Change in net assets	(21,855,946)	66,485,998	(6,074,399)	8,359,166
Beginning of period	99,815,922	33,329,924	21,221,989	12,862,823
End of period	$77,959,976	$99,815,922	$15,147,590	$21,221,989
Accumulated undistributed (distributions in excess of) net investment income	$7,425	$28	$720	$90

(a)	Commencement of offering of class of shares effective July 17, 2009.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,100	$272,114	$5,119	$368,590
Net realized gain (loss)	396	1,342	178	1,861
Change in net assets resulting from operations	26,496	273,456	5,297	370,451

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(1,560)	(13,977)	(29)	(24,479)
Capital
From net investment income	—	—	(3,310)	(107,737)
Institutional Class
From net investment income	(24,203)	(235,505)	(1,780)	(157,459)
Morgan
From net investment income	(5)	(3,735)	—	(19,904)
Premier
From net investment income	(332)	(18,677)	—	(30,480)
Reserve
From net investment income	—	(220)	—	(28,712)
Total distributions to shareholders	(26,100)	(272,114)	(5,119)	(368,771)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,124,828)	6,233,117	(17,008,420)	2,654,869

NET ASSETS:
Change in net assets	(10,124,432)	6,234,459	(17,008,242)	2,656,549
Beginning of period	21,794,698	15,560,239	33,207,231	30,550,682
End of period	$11,670,266	$21,794,698	$16,198,989	$33,207,231
Accumulated undistributed (distributions in excess of) net investment income	$1,598	$256	$1,955	$292

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,159	$460,782	$5,421	$36,598
Net realized gain (loss)	2,610	3,972	33	58
Change in net assets resulting from operations	39,769	464,754	5,454	36,656

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(2,398)	(19,523)	(339)	(1,529)
Direct (a)
From net investment income	— (b)	—	—	—
E*Trade
From net investment income	—	—	(177)	(16,658)
Institutional Class
From net investment income	(31,365)	(265,273)	(4,127)	(7,462)
Morgan
From net investment income	(177)	(11,724)	(486)	(6,519)
Premier
From net investment income	(2,815)	(69,181)	(197)	(1,673)
Reserve
From net investment income	(386)	(95,010)	(97)	(2,313)
Service
From net investment income	—	—	(1)	(444)
Total distributions to shareholders	(37,141)	(460,711)	(5,424)	(36,598)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,971,787)	4,867,572	1,680,045	(293,526)

NET ASSETS:
Change in net assets	(6,969,159)	4,871,615	1,680,075	(293,468)
Beginning of period	29,984,980	25,113,365	2,643,215	2,936,683
End of period	$23,015,821	$29,984,980	$4,323,290	$2,643,215
Accumulated undistributed (distributions in excess of) net investment income	$5,420	$1,430	$464	$452

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$3,333	$15,515	$8,122	$35,232
Dividends and distributions reinvested	— (a)	150	1	357
Cost of shares redeemed	(10,110)	(9,859)	(25,192)	(19,818)
Change in net assets from Class B capital transactions	$(6,777)	$5,806	$(17,069)	$15,771
Class C
Proceeds from shares issued	$9,037	$15,172	$211,333	$294,226
Dividends and distributions reinvested	— (a)	117	10	8,923
Cost of shares redeemed	(13,371)	(10,119)	(259,517)	(451,171)
Change in net assets from Class C capital transactions	$(4,334)	$5,170	$(48,174)	$(148,022)
Agency
Proceeds from shares issued	$305,617,923	$277,138,776	$3,074,934	$3,779,114
Dividends and distributions reinvested	23,938	205,594	832	11,152
Cost of shares redeemed	(308,892,343)	(273,393,385)	(3,218,653)	(3,838,378)
Change in net assets from Agency capital transactions	$(3,250,482)	$3,950,985	$(142,887)	$(48,112)
Capital
Proceeds from shares issued	$751,539,175	$830,223,678	$34,301,756	$42,697,981
Dividends and distributions reinvested	165,794	776,104	15,267	53,616
Cost of shares redeemed	(747,348,654)	(791,666,672)	(34,316,572)	(41,239,203)
Change in net assets from Capital capital transactions	$4,356,315	$39,333,110	$451	$1,512,394
Cash Management
Proceeds from shares issued	$1,447,362	$807,106	$—	$—
Dividends and distributions reinvested	2	232	—	—
Cost of shares redeemed	(1,395,934)	(796,701)	—	—
Change in net assets from Cash Management capital transactions	$51,430	$10,637	$—	$—
Direct (b)
Proceeds from shares issued	$1,793,147	$—	$—	$—
Dividends and distributions reinvested	2	—	—	—
Cost of shares redeemed	(783,794)	—	—	—
Change in net assets from Direct capital transactions	$1,009,355	$—	$—	$—
E*Trade (c)
Proceeds from shares issued	$—	$—	$265,776	$2,636
Dividends and distributions reinvested	—	—	23	— (a)
Cost of shares redeemed	—	—	(88,180)	(875)
Change in net assets from E*Trade capital transactions	$—	$—	$177,619	$1,761
Institutional Class
Proceeds from shares issued	$260,198,617	$288,156,879	$18,118,946	$8,235,395
Dividends and distributions reinvested	56,482	389,202	8,541	26,105
Cost of shares redeemed	(266,923,284)	(271,180,738)	(17,736,043)	(7,426,017)
Change in net assets from Institutional Class capital transactions	$(6,668,185)	$17,365,343	$391,444	$835,483

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor (d)
Proceeds from shares issued	$832,523	$—	$1,444,816	$2,265,359
Dividends and distributions reinvested	1	—	251	5,290
Cost of shares redeemed	(218,558)	—	(1,586,815)	(2,301,898)
Change in net assets from Investor capital transactions	$613,966	$—	$(141,748)	$(31,249)
Morgan
Proceeds from shares issued	$573,626,048	$751,933,312	$2,059,725	$3,255,134
Dividends and distributions reinvested	3,569	80,328	2,970	68,882
Cost of shares redeemed	(577,676,712)	(751,273,855)	(2,488,484)	(3,079,038)
Change in net assets from Morgan capital transactions	$(4,047,095)	$739,785	$(425,789)	$244,978
Premier
Proceeds from shares issued	$361,226,928	$526,266,897	$1,793,654	$2,992,471
Dividends and distributions reinvested	4,840	103,867	674	12,816
Cost of shares redeemed	(366,267,785)	(524,588,240)	(2,137,827)	(3,098,473)
Change in net assets from Premier capital transactions	$(5,036,017)	$1,782,524	$(343,499)	$(93,186)
Reserve
Proceeds from shares issued	$277,832,557	$433,836,941	$129,071,927	$287,871,108
Dividends and distributions reinvested	882	14,868	51	1,497
Cost of shares redeemed	(279,191,011)	(431,826,305)	(129,523,883)	(288,991,751)
Change in net assets from Reserve capital transactions	$(1,357,572)	$2,025,504	$(451,905)	$(1,119,146)
Service (d)
Proceeds from shares issued	$1,421,245	$—	$111,095,138	$156,664,704
Dividends and distributions reinvested	1	—	— (a)	24
Cost of shares redeemed	(413,957)	—	(111,510,849)	(155,896,254)
Change in net assets from Service capital transactions	$1,007,289	$—	$(415,711)	$768,474

Total change in net assets from capital transactions	$(13,332,107)	$65,218,864	$(1,417,268)	$1,939,146

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	3,333	15,515	8,122	35,232
Reinvested	— (a)	150	1	357
Redeemed	(10,110)	(9,859)	(25,192)	(19,818)
Change in Class B Shares	(6,777)	5,806	(17,069)	15,771
Class C
Issued	9,037	15,172	211,333	294,226
Reinvested	— (a)	117	10	8,923
Redeemed	(13,371)	(10,119)	(259,517)	(451,171)
Change in Class C Shares	(4,334)	5,170	(48,174)	(148,022)
Agency
Issued	305,617,923	277,138,776	3,074,934	3,779,114
Reinvested	23,938	205,594	832	11,152
Redeemed	(308,892,343)	(273,393,385)	(3,218,653)	(3,838,378)
Change in Agency Shares	(3,250,482)	3,950,985	(142,887)	(48,112)
Capital
Issued	751,539,175	830,223,678	34,301,756	42,697,981
Reinvested	165,794	776,104	15,267	53,616
Redeemed	(747,348,654)	(791,666,672)	(34,316,572)	(41,239,203)
Change in Capital Shares	4,356,315	39,333,110	451	1,512,394
Cash Management
Issued	1,447,362	807,106	—	—
Reinvested	2	232	—	—
Redeemed	(1,395,934)	(796,701)	—	—
Change in Cash Management Shares	51,430	10,637	—	—
Direct (b)
Issued	1,793,147	—	—	—
Reinvested	2	—	—	—
Redeemed	(783,794)	—	—	—
Change in Direct Shares	1,009,355	—	—	—
E*Trade (c)
Issued	—	—	265,776	2,636
Reinvested	—	—	23	— (a)
Redeemed	—	—	(88,180)	(875)
Change in E*Trade Shares	—	—	177,619	1,761
Institutional Class
Issued	260,198,617	288,156,879	18,118,946	8,235,395
Reinvested	56,482	389,202	8,541	26,105
Redeemed	(266,923,284)	(271,180,738)	(17,736,043)	(7,426,017)
Change in Institutional Class Shares	(6,668,185)	17,365,343	391,444	835,483

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor (d)
Issued	832,523	—	1,444,816	2,265,359
Reinvested	1	—	251	5,290
Redeemed	(218,558)	—	(1,586,815)	(2,301,898)
Change in Investor Shares	613,966	—	(141,748)	(31,249)
Morgan
Issued	573,626,048	751,933,312	2,059,725	3,255,134
Reinvested	3,569	80,328	2,970	68,882
Redeemed	(577,676,712)	(751,273,855)	(2,488,484)	(3,079,038)
Change in Morgan Shares	(4,047,095)	739,785	(425,789)	244,978
Premier
Issued	361,226,928	526,266,897	1,793,654	2,992,471
Reinvested	4,840	103,867	674	12,816
Redeemed	(366,267,785)	(524,588,240)	(2,137,827)	(3,098,473)
Change in Premier Shares	(5,036,017)	1,782,524	(343,499)	(93,186)
Reserve
Issued	277,832,557	433,836,941	129,071,927	287,871,108
Reinvested	882	14,868	51	1,497
Redeemed	(279,191,011)	(431,826,305)	(129,523,883)	(288,991,751)
Change in Reserve Shares	(1,357,572)	2,025,504	(451,905)	(1,119,146)
Service (d)
Issued	1,421,245	—	111,095,138	156,664,704
Reinvested	1	—	— (a)	24
Redeemed	(413,957)	—	(111,510,849)	(155,896,254)
Change in Service Shares	1,007,289	—	(415,711)	768,474

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$249	$1,922
Dividends and distributions reinvested	—	—	—	7
Cost of shares redeemed	—	—	(871)	(1,657)
Change in net assets from Class B capital transactions	$—	$—	$(622)	$272
Class C
Proceeds from shares issued	$—	$—	$61,450	$197,907
Dividends and distributions reinvested	—	—	—	514
Cost of shares redeemed	—	—	(131,534)	(130,066)
Change in net assets from Class C capital transactions	$—	$—	$(70,084)	$68,355
Agency
Proceeds from shares issued	$233,555,467	$140,727,874	$45,331,644	$35,796,425
Dividends and distributions reinvested	13,316	119,450	757	11,461
Cost of shares redeemed	(238,290,813)	(133,237,990)	(45,940,801)	(34,002,912)
Change in net assets from Agency capital transactions	$(4,722,030)	$7,609,334	$(608,400)	$1,804,974
Capital
Proceeds from shares issued	$354,912,437	$251,912,496	$—	$—
Dividends and distributions reinvested	78,028	297,905	—	—
Cost of shares redeemed	(369,503,080)	(214,843,169)	—	—
Change in net assets from Capital capital transactions	$(14,512,615)	$37,367,232	$—	$—
Direct (a)
Proceeds from shares issued	$223,275	$—	$1,684,270	$—
Dividends and distributions reinvested	— (b)	—	— (b)	—
Cost of shares redeemed	(134,678)	—	(767,554)	—
Change in net assets from Direct capital transactions	$88,597	$—	$916,716	$—
Institutional Class
Proceeds from shares issued	$168,791,783	$119,273,608	$79,491,635	$117,436,205
Dividends and distributions reinvested	29,939	146,585	5,098	61,827
Cost of shares redeemed	(173,847,219)	(101,581,155)	(83,547,049)	(111,527,458)
Change in net assets from Institutional Class capital transactions	$(5,025,497)	$17,839,038	$(4,050,316)	$5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor (c)
Proceeds from shares issued	$4,021,274	$—	$2,630,050	$4,055,036
Dividends and distributions reinvested	—	—	1	1,171
Cost of shares redeemed	(582,790)	—	(2,894,867)	(4,300,724)
Change in net assets from Investor capital transactions	$3,438,484	$—	$(264,816)	$(244,517)
Morgan
Proceeds from shares issued	$416,182,797	$510,677,211	$180,532,656	$252,011,844
Dividends and distributions reinvested	94	18,274	—	3,662
Cost of shares redeemed	(418,866,042)	(509,062,488)	(181,199,909)	(252,306,266)
Change in net assets from Morgan capital transactions	$(2,683,151)	$1,632,997	$(667,253)	$(290,760)
Premier
Proceeds from shares issued	$110,280,834	$172,398,199	$42,673,439	$28,347,665
Dividends and distributions reinvested	799	22,283	8	3,676
Cost of shares redeemed	(108,507,870)	(170,888,409)	(43,206,322)	(28,090,640)
Change in net assets from Premier capital transactions	$1,773,763	$1,532,073	$(532,875)	$260,701
Reserve
Proceeds from shares issued	$24,078,363	$61,445,724	$138,053,968	$260,199,351
Dividends and distributions reinvested	— (b)	96	—	1,261
Cost of shares redeemed	(24,194,015)	(61,545,100)	(138,850,964)	(259,411,709)
Change in net assets from Reserve capital transactions	$(115,652)	$(99,280)	$(796,996)	$788,903
Service (c)
Proceeds from shares issued	$15,011,804	$25,774,944	$100	$—
Dividends and distributions reinvested	—	322	— (b)	—
Cost of shares redeemed	(15,113,725)	(25,178,044)	— (b)	—
Change in net assets from Service capital transactions	$(101,921)	$597,222	$100	$—

Total change in net assets from capital transactions	$(21,860,022)	$66,478,616	$(6,074,546)	$8,358,502

(a)	Commencement of offering of class of shares effective July 17, 2009.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	—	—	249	1,922
Reinvested	—	—	—	7
Redeemed	—	—	(871)	(1,657)
Change in Class B Shares	—	—	(622)	272
Class C
Issued	—	—	61,450	197,907
Reinvested	—	—	—	514
Redeemed	—	—	(131,534)	(130,066)
Change in Class C Shares	—	—	(70,084)	68,355
Agency
Issued	233,555,467	140,727,874	45,331,644	35,796,425
Reinvested	13,316	119,450	757	11,461
Redeemed	(238,290,813)	(133,237,990)	(45,940,801)	(34,002,912)
Change in Agency Shares	(4,722,030)	7,609,334	(608,400)	1,804,974
Capital
Issued	354,912,437	251,912,496	—	—
Reinvested	78,028	297,905	—	—
Redeemed	(369,503,080)	(214,843,169)	—	—
Change in Capital Shares	(14,512,615)	37,367,232	—	—
Direct (a)
Issued	223,275	—	1,684,270	—
Reinvested	— (b)	—	— (b)	—
Redeemed	(134,678)	—	(767,554)	—
Change in Direct Shares	88,597	—	916,716	—
Institutional Class
Issued	168,791,783	119,273,608	79,491,635	117,436,205
Reinvested	29,939	146,585	5,098	61,827
Redeemed	(173,847,219)	(101,581,155)	(83,547,049)	(111,527,458)
Change in Institutional Class Shares	(5,025,497)	17,839,038	(4,050,316)	5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor (c)
Issued	4,021,274	—	2,630,050	4,055,036
Reinvested	—	—	1	1,171
Redeemed	(582,790)	—	(2,894,867)	(4,300,724)
Change in Investor Shares	3,438,484	—	(264,816)	(244,517)
Morgan
Issued	416,182,797	510,677,211	180,532,656	252,011,844
Reinvested	94	18,274	—	3,662
Redeemed	(418,866,042)	(509,062,488)	(181,199,909)	(252,306,266)
Change in Morgan Shares	(2,683,151)	1,632,997	(667,253)	(290,760)
Premier
Issued	110,280,834	172,398,199	42,673,439	28,347,665
Reinvested	799	22,283	8	3,676
Redeemed	(108,507,870)	(170,888,409)	(43,206,322)	(28,090,640)
Change in Premier Shares	1,773,763	1,532,073	(532,875)	260,701
Reserve
Issued	24,078,363	61,445,724	138,053,968	260,199,351
Reinvested	— (b)	96	—	1,261
Redeemed	(24,194,015)	(61,545,100)	(138,850,964)	(259,411,709)
Change in Reserve Shares	(115,652)	(99,280)	(796,996)	788,903
Service (c)
Issued	15,011,804	25,774,944	100	—
Reinvested	—	322	— (b)	—
Redeemed	(15,113,725)	(25,178,044)	— (b)	—
Change in Service Shares	(101,921)	597,222	100	—

(a)	Commencement of offering of class of shares effective July 17, 2009.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$4,683,014	$4,505,821	$30,688,382	$44,225,481
Dividends and distributions reinvested	993	9,438	14	19,793
Cost of shares redeemed	(4,895,765)	(3,502,671)	(31,339,059)	(43,379,402)
Change in net assets from Agency capital transactions	$(211,758)	$1,012,588	$(650,663)	$865,872
Capital
Proceeds from shares issued	$—	$—	$16,363,866	$31,042,378
Dividends and distributions reinvested	—	—	1,896	76,575
Cost of shares redeemed	—	—	(17,876,463)	(31,265,898)
Change in net assets from Capital capital transactions	$—	$—	$(1,510,701)	$(146,945)
Institutional Class
Proceeds from shares issued	$43,898,368	$57,312,710	$16,160,057	$58,519,540
Dividends and distributions reinvested	9,289	159,390	597	86,460
Cost of shares redeemed	(52,976,601)	(52,793,560)	(23,951,892)	(58,847,026)
Change in net assets from Institutional Class capital transactions	$(9,068,944)	$4,678,540	$(7,791,238)	$(241,026)
Morgan
Proceeds from shares issued	$5,050,009	$5,193,630	$62,915,249	$122,467,736
Dividends and distributions reinvested	4	3,084	—	13,983
Cost of shares redeemed	(5,150,745)	(5,220,676)	(63,705,124)	(122,738,085)
Change in net assets from Morgan capital transactions	$(100,732)	$(23,962)	$(789,875)	$(256,366)
Premier
Proceeds from shares issued	$2,836,367	$5,351,240	$119,799,983	$198,769,844
Dividends and distributions reinvested	132	13,281	—	16,219
Cost of shares redeemed	(3,612,211)	(4,845,020)	(121,454,996)	(197,509,102)
Change in net assets from Premier capital transactions	$(775,712)	$519,501	$(1,655,013)	$1,276,961
Reserve
Proceeds from shares issued	$546,386	$583,585	$2,921,228	$23,848,008
Dividends and distributions reinvested	—	202	—	11,432
Cost of shares redeemed	(514,068)	(537,337)	(7,532,258)	(22,703,067)
Change in net assets from Reserve capital transactions	$32,318	$46,450	$(4,611,030)	$1,156,373
Service (a)
Proceeds from shares issued	$—	$—	$100	$—
Change in net assets from Service capital transactions	$—	$—	$100	$—

Total change in net assets from capital transactions	$(10,124,828)	$6,233,117	$(17,008,420)	$2,654,869

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	4,683,014	4,505,821	30,688,382	44,225,473
Reinvested	993	9,438	14	19,793
Redeemed	(4,895,765)	(3,502,642)	(31,339,059)	(43,379,403)
Change in Agency Shares	(211,758)	1,012,617	(650,663)	865,863
Capital
Issued	—	—	16,363,866	31,042,350
Reinvested	—	—	1,896	76,575
Redeemed	—	—	(17,876,463)	(31,265,898)
Change in Capital Shares	—	—	(1,510,701)	(146,973)
Institutional Class
Issued	43,898,368	57,312,710	16,160,057	58,519,498
Reinvested	9,289	159,390	597	86,460
Redeemed	(52,976,601)	(52,793,160)	(23,951,892)	(58,847,026)
Change in Institutional Class Shares	(9,068,944)	4,678,940	(7,791,238)	(241,068)
Morgan
Issued	5,050,009	5,193,629	62,915,249	122,467,728
Reinvested	4	3,084	—	13,983
Redeemed	(5,150,745)	(5,220,669)	(63,705,124)	(122,738,085)
Change in Morgan Shares	(100,732)	(23,956)	(789,875)	(256,374)
Premier
Issued	2,836,367	5,350,804	119,799,983	198,769,833
Reinvested	132	13,281	—	16,219
Redeemed	(3,612,211)	(4,845,020)	(121,454,996)	(197,509,102)
Change in Premier Shares	(775,712)	519,065	(1,655,013)	1,276,950
Reserve
Issued	546,386	583,585	2,921,228	23,847,996
Reinvested	—	202	—	11,432
Redeemed	(514,068)	(537,336)	(7,532,258)	(22,703,067)
Change in Reserve Shares	32,318	46,451	(4,611,030)	1,156,361
Service (a)
Issued	—	—	100	—
Change in Service Shares	—	—	100	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$3,292,343	$5,157,542	$488,132	$175,773
Dividends and distributions reinvested	481	13,047	61	1,059
Cost of shares redeemed	(3,642,592)	(4,294,153)	(430,850)	(123,947)
Change in net assets from Agency capital transactions	$(349,768)	$876,436	$57,343	$52,885
Direct (a)
Proceeds from shares issued	$100	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—
Change in net assets from Direct capital transactions	$100	$—	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$744,001	$722,041
Dividends and distributions reinvested	—	—	177	16,659
Cost of shares redeemed	—	—	(556,869)	(972,449)
Change in net assets from E*Trade capital transactions	$—	$—	$187,309	$(233,749)
Institutional Class
Proceeds from shares issued	$38,303,795	$64,710,424	$4,333,619	$2,976,228
Dividends and distributions reinvested	9,877	132,704	2,788	4,052
Cost of shares redeemed	(40,251,436)	(63,597,183)	(3,222,240)	(3,162,274)
Change in net assets from Institutional Class capital transactions	$(1,937,764)	$1,245,945	$1,114,167	$(181,994)
Morgan
Proceeds from shares issued	$66,420,507	$102,082,926	$573,073	$886,812
Dividends and distributions reinvested	85	5,514	470	6,390
Cost of shares redeemed	(66,802,812)	(101,926,621)	(652,949)	(775,740)
Change in net assets from Morgan capital transactions	$(382,220)	$161,819	$(79,406)	$117,462
Premier
Proceeds from shares issued	$12,742,221	$20,859,970	$430,721	$229,549
Dividends and distributions reinvested	158	17,485	128	1,130
Cost of shares redeemed	(14,777,054)	(19,536,622)	(342,252)	(279,956)
Change in net assets from Premier capital transactions	$(2,034,675)	$1,340,833	$88,597	$(49,277)
Reserve
Proceeds from shares issued	$32,576,908	$38,734,625	$24,541,808	$31,236,937
Dividends and distributions reinvested	19	9,760	21	383
Cost of shares redeemed	(34,844,387)	(37,501,846)	(24,554,674)	(31,325,282)
Change in net assets from Reserve capital transactions	$(2,267,460)	$1,242,539	$(12,845)	$(87,962)
Service
Proceeds from shares issued	$—	$—	$11,161,613	$4,908,800
Dividends and distributions reinvested	—	—	— (b)	9
Cost of shares redeemed	—	—	(10,836,733)	(4,819,700)
Change in net assets from Service capital transactions	$—	$—	$324,880	$89,109

Total change in net assets from capital transactions	$(6,971,787)	$4,867,572	$1,680,045	$(293,526)

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	3,292,343	5,157,542	488,132	175,773
Reinvested	481	13,047	61	1,059
Redeemed	(3,642,592)	(4,294,153)	(430,850)	(123,947)
Change in Agency Shares	(349,768)	876,436	57,343	52,885
Direct (a)
Issued	100	—	—	—
Reinvested	— (b)	—	—	—
Change in Direct Shares	100	—	—	—
E*Trade
Issued	—	—	744,001	722,041
Reinvested	—	—	177	16,659
Redeemed	—	—	(556,869)	(972,449)
Change in E*Trade Shares	—	—	187,309	(233,749)
Institutional Class
Issued	38,303,795	64,710,424	4,333,619	2,976,227
Reinvested	9,877	132,704	2,788	4,052
Redeemed	(40,251,436)	(63,597,183)	(3,222,240)	(3,162,273)
Change in Institutional Class Shares	(1,937,764)	1,245,945	1,114,167	(181,994)
Morgan
Issued	66,420,507	102,082,926	573,073	886,811
Reinvested	85	5,514	470	6,390
Redeemed	(66,802,812)	(101,926,621)	(652,949)	(775,739)
Change in Morgan Shares	(382,220)	161,819	(79,406)	117,462
Premier
Issued	12,742,221	20,859,970	430,721	229,549
Reinvested	158	17,485	128	1,130
Redeemed	(14,777,054)	(19,536,622)	(342,252)	(279,956)
Change in Premier Shares	(2,034,675)	1,340,833	88,597	(49,277)
Reserve
Issued	32,576,908	38,734,625	24,541,808	31,236,937
Reinvested	19	9,760	21	383
Redeemed	(34,844,387)	(37,501,846)	(24,554,674)	(31,325,282)
Change in Reserve Shares	(2,267,460)	1,242,539	(12,845)	(87,962)
Service
Issued	—	—	11,161,613	4,908,800
Reinvested	—	—	— (b)	9
Redeemed	—	—	(10,836,733)	(4,819,700)
Change in Service Shares	—	—	324,880	89,109

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Class B
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Class C
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Agency
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (j) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Cash Management
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Direct
July 17, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Includes insurance expense of 0.01% (See Note 8).
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(f)	$6,932	0.59	%(e)	0.00	%(f)	1.17%
1.62		13,709	0.99	(e)	1.52		1.17
4.28	(g)	7,903	0.97		4.18		1.17
4.31		6,161	0.97		4.26		1.18
1.57		5,907	0.97		3.16		1.18
1.52		5,690	1.11		1.58		1.23

0.00	(f)	6,723	0.58	(e)	0.00	(f)	1.17
1.62		11,057	0.99	(e)	1.52		1.17
4.28	(g)	5,887	0.97		4.11		1.17
4.31		1,497	0.97		4.33		1.17
1.57		611	0.97		3.21		1.18
1.52		387	1.11		1.54		1.23

0.26		11,341,161	0.28	(e)	0.27		0.32
2.34		14,591,611	0.27	(i)	2.27		0.32
5.02	(g)	10,640,542	0.26		4.88		0.32
5.05		10,626,102	0.26		4.95		0.33
1.93		9,357,166	0.26		3.84		0.33
2.37		12,406,388	0.26		2.35		0.33

0.35		86,818,790	0.18	(i)	0.35		0.22
2.44		82,462,192	0.18	(e)	2.30		0.22
5.12	(g)	43,128,647	0.16		4.98		0.22
5.15		38,644,921	0.16		5.06		0.23
1.98		29,137,733	0.16		3.97		0.23
1.55		27,693,602	0.16		2.96		0.23

0.00	(f)	385,509	0.53	(i)	0.00	(f)	0.97
1.63		334,078	0.97	(i)	1.52		0.97
4.28	(g)	323,442	0.96		4.27		0.97
4.32		28,464	0.96		4.19		0.98
1.58		82,930	0.96		3.15		0.98
1.66		97,786	0.96		1.67		0.99

0.04		1,009,356	0.30		0.04		0.30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00

Investor
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Service
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.01% (See Note 8).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.32%		$39,053,068	0.22	%(e)	0.32%		0.27%
2.40		45,721,168	0.22	(f)	2.28		0.27
5.08	(g)	28,355,614	0.20		4.95		0.27
5.11		25,408,596	0.20		5.01		0.28
1.96		21,099,369	0.20		3.91		0.28
2.43		21,516,192	0.20		2.36		0.30

0.00	(j)	613,967	0.32		0.00	(j)	0.50

0.10		3,892,404	0.45	(f)	0.13		0.52
2.09		7,939,483	0.52	(f)	2.05		0.52
4.75	(g)	7,199,661	0.51		4.64		0.52
4.79		5,961,657	0.51		4.72		0.53
1.80		3,995,204	0.51		3.61		0.53
2.08		3,771,089	0.55		2.05		0.58

0.13		5,852,367	0.42	(f)	0.14		0.47
2.14		10,888,362	0.47	(f)	2.08		0.47
4.82	(g)	9,105,808	0.45		4.72		0.47
4.85		7,844,932	0.45		4.75		0.48
1.83		7,450,365	0.45		3.65		0.48
2.18		8,577,924	0.15		2.22		0.48

0.04		2,569,511	0.52	(f)	0.04		0.72
1.89		3,927,075	0.72	(f)	1.74		0.72
4.56	(g)	1,901,561	0.70		4.46		0.72
4.59		461,798	0.70		4.49		0.73
1.71		445,119	0.70		3.45		0.73
1.92		304,259	0.70		1.92		0.73

0.00	(j)	1,007,290	0.32		0.00	(j)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Class B
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Class C
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

E*Trade
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
January 8, 2009 (k) through February 28, 2009	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Includes interest expense of 0.01%.
(i)	The Fund changed its fiscal year end from June 30 to the last day of February.
(j)	Includes insurance expense of 0.01% (See Note 8).
(k)	Commencement of offering of class of shares.
(l)	Includes insurance expense of 0.03% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(f)	$17,713	0.63	%(e)	0.00	%(f)	1.18%
1.71		34,781	0.99	(e)	1.57		1.19
4.29	(g)	19,010	0.98	(h)	4.20		1.18
4.30		18,717	0.97		4.23		1.19
2.01		20,450	0.97		2.97		1.19
1.27		26,999	1.01		1.17		1.44

0.00	(f)	420,552	0.59	(e)	0.00	(f)	1.18
1.71		468,725	0.98	(j)	1.74		1.18
4.29	(g)	616,746	0.98	(h)	4.17		1.18
4.29		494,963	0.97		4.20		1.19
2.01		543,064	0.97		3.04		1.19
1.27		347,285	0.97		2.06		1.23

0.30		308,594	0.28	(e)	0.31		0.33
2.43		451,480	0.27	(j)	2.42		0.33
5.03	(g)	499,591	0.26		4.86		0.33
5.03		183,392	0.26		4.94		0.34
2.49		206,098	0.26		3.68		0.34
0.96		482,594	0.26		2.68		0.37

0.40		3,953,966	0.19	(e)	0.39		0.23
2.53		3,953,504	0.18	(e)	2.40		0.23
5.14	(g)	2,441,114	0.16		4.94		0.23
5.14		1,663,573	0.16		5.02		0.24
2.56		1,631,764	0.16		3.73		0.24
0.99		3,102,545	0.16		2.80		0.27

0.03		179,380	0.32		0.05		1.06
0.06		1,761	1.03	(l)	0.21		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (h) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	The Fund changed its fiscal year end from June 30 to the last day of February.
(h)	Commencement of offering of class of shares.
(i)	Includes insurance expense of 0.01% (See Note 8).
(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.36%		$2,438,682	0.22	%(e)	0.33%	0.28%
2.49		2,047,234	0.22	(e)	2.36	0.28
5.10	(f)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

0.12		572,388	0.47	(e)	0.14	0.53
2.17		714,135	0.52	(i)	2.16	0.53
4.77	(f)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55

0.09		3,141,289	0.49	(e)	0.09	0.63
2.09		3,567,073	0.60	(i)	2.05	0.63
4.69	(f)	3,322,087	0.60	(j)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

0.15		317,407	0.44	(e)	0.16	0.48
2.23		660,906	0.46	(i)	2.27	0.48
4.84	(f)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Service
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005 (k) through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Includes interest expense of 0.01%.
(i)	The Fund changed its fiscal year end from June 30 to the last day of February.
(j)	Amount rounds to less than 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.05%		$380,945	0.57	%(e)	0.07%		0.73%
1.98		832,849	0.71	(f)	2.09		0.73
4.57	(g)	1,951,990	0.71	(h)	4.48		0.73
4.58		1,461,304	0.70		4.41		0.74
2.19		2,564,187	0.70		3.25		0.74
1.53		3,569,531	0.75		1.48		0.78

0.00	(j)	352,780	0.64	(e)	0.00	(j)	1.08
1.62		768,490	1.07	(e)	1.43		1.09
4.23	(g)	17	1.04		4.14		1.08
4.27		16	1.00		4.19		1.09
1.89		15	1.00		3.00		1.10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Direct
July 17, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Investor
July 1, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Includes insurance expense of 0.02% (See Note 8).
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.13	%(e)	$8,057,013	0.26%		0.14%		0.31	%(e)
1.81		12,778,607	0.27	(f)	1.60		0.32
4.82	(g)	5,168,268	0.26		4.65		0.32
5.00		3,890,478	0.26		4.91		0.33
2.48		3,516,960	0.24		3.65		0.33
1.95		4,045,754	0.24		2.55		0.32

0.21	(e)	38,504,450	0.17		0.22		0.21	(e)
1.92		53,014,849	0.18	(i)	1.58		0.22
4.92	(g)	15,643,602	0.16		4.64		0.21
5.10		6,985,294	0.16		4.94		0.23
2.54		11,330,299	0.14		3.89		0.23
2.05		4,529,318	0.14		1.94		0.17

0.01	(e)	88,599	0.27		0.01		0.30	(e)

0.18	(e)	19,839,937	0.21		0.18		0.26	(e)
1.88		24,864,451	0.22	(i)	1.56		0.27
4.88	(g)	7,023,964	0.20		4.58		0.26
5.06		2,065,993	0.20		4.94		0.28
2.50		2,314,372	0.20		3.76		0.28
0.94		2,017,162	0.20		2.66		0.28

0.00	(e)	3,438,538	0.25		0.00	(k)	0.50	(e)

0.01	(e)	2,307,416	0.41		0.01		0.61	(e)
1.48		4,990,436	0.60	(f)	1.39		0.62
4.48	(g)	3,356,978	0.59		4.38		0.62
4.65		3,245,121	0.59		4.58		0.63
2.24		2,648,298	0.59		3.34		0.63
0.81		2,445,422	0.59		2.26		0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Premier
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005 (j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Service
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005 (j) through February 28, 2006 (h)	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Amount rounds to less than 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.04	%(e)	$5,162,992	0.35%		0.03%		0.46	%(e)
1.62		3,389,001	0.46	(f)	1.47		0.47
4.62	(g)	1,856,533	0.45		4.49		0.47
4.80		1,624,006	0.45		4.69		0.48
2.37		1,957,807	0.39		3.56		0.48
1.79		1,416,600	0.39		1.94		0.44

0.00	(e)(i)	65,425	0.43		0.00	(i)	0.71	(e)
1.37		181,072	0.71	(f)	1.47		0.71
4.36	(g)	280,327	0.70		4.30		0.72
4.54		343,592	0.70		4.37		0.73
2.17		719,836	0.69		3.23		0.73
0.77		749,475	0.69		2.19		0.73

0.00	(e)	495,606	0.39		0.00	(i)	1.06	(e)
1.04		597,506	1.00	(f)	0.44		1.07
4.01	(g)	252	1.05		3.00		1.06
4.23		16	1.00		4.15		1.07
1.87		15	1.00		2.97		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Class B
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Class C
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Agency
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Direct
July 17, 2009 (k) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (j)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Amount rounds to less than 0.01%.
(h)	Includes insurance expense of 0.02% (See Note 8).
(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(j)	The Fund changed its fiscal year end from June 30 to the last day of February.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(e)	$1,192	0.28	%(f)	0.00	%(g)	1.16	%(e)
0.58		1,814	0.69	(h)	0.46		1.17
3.63	(i)	1,542	0.97		3.60		1.17
4.22		1,528	0.97		4.15		1.18
1.90		1,819	0.97		2.82		1.19
1.25		2,358	0.87		1.18		1.42

0.00	(e)	91,807	0.30	(f)	0.00	(g)	1.17	(e)
0.58		161,891	0.68	(h)	0.44		1.18
3.63	(i)	93,532	0.97		3.21		1.17
4.22		28,026	0.97		4.18		1.18
1.90		21,148	0.97		2.82		1.19
1.25		27,589	0.96		1.90		1.21

0.05	(e)	2,216,299	0.23	(f)	0.05		0.31	(e)
1.05		2,824,679	0.28	(h)	0.72		0.33
4.37	(i)	1,019,655	0.26		4.13		0.32
4.96		896,961	0.26		4.85		0.33
2.38		894,875	0.26		3.55		0.34
0.89		898,116	0.26		2.52		0.32

0.00	(e)(g)	916,720	0.18		0.00	(g)	0.30	(e)

0.08	(e)	7,994,678	0.20	(f)	0.09		0.26	(e)
1.12		12,044,908	0.22	(h)	0.73		0.28
4.43	(i)	6,073,940	0.20		3.92		0.27
5.03		1,009,749	0.20		4.87		0.28
2.42		4,151,409	0.20		3.72		0.29
0.92		1,705,565	0.20		2.61		0.27

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Investor
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (k) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Service
July 1, 2009 (k) through February 28, 2010	1.00	—		—	(d)	—	(d)	—	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Amount rounds to less than 0.01%.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	The Fund changed its fiscal year end from June 30 to the last day of February.
(j)	Includes insurance expense of 0.02% (See Note 8).
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.00	%(e)(g)	$861,277	0.29	%(f)	0.00	%(g)	0.52	%(e)
0.84		1,126,084	0.49	(f)	0.84		0.52
4.11	(h)	1,370,557	0.51		4.11		0.52
4.70		1,854,344	0.51		4.60		0.53
2.21		1,987,416	0.51		3.27		0.54
1.52		2,509,650	0.52		1.56		0.52

0.00	(e)(g)	981,399	0.29	(f)	0.00	(g)	0.61	(e)
0.79		1,648,642	0.53	(j)	0.75		0.62
4.02	(h)	1,939,331	0.59		3.95		0.62
4.62		1,909,921	0.59		4.59		0.63
2.16		875,609	0.59		3.20		0.64
0.78		812,795	0.59		2.20		0.62

0.00	(e)(g)	860,500	0.28	(f)	0.00	(g)	0.46	(e)
0.88		1,393,368	0.45	(j)	0.77		0.47
4.17	(h)	1,132,622	0.45		4.07		0.47
4.76		1,424,189	0.45		4.68		0.48
2.25		1,164,950	0.45		3.36		0.49
0.83		1,009,503	0.45		2.32		0.47

0.00	(e)	1,223,618	0.29	(f)	0.00	(g)	0.71	(e)
0.72		2,020,603	0.57	(j)	0.54		0.73
3.91	(h)	1,231,644	0.70		3.85		0.72
4.50		876,221	0.70		4.36		0.73
2.08		1,504,955	0.70		3.10		0.74
1.38		1,737,775	0.74		1.40		0.75

0.00	(e)	100	0.21		0.00	(g)	1.05	(e)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006(g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006(g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006(g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005 (j) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.
(h)	Includes insurance expense of 0.01% (See Note 8).
(i)	Amount rounds to less than 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

0.11	%(e)	$1,371,397	0.26%		0.11%		0.31	%(e)
1.76		1,583,121	0.28	(f)	1.50		0.32
4.77		570,445	0.26		4.47		0.32
4.96		172,324	0.26		4.82		0.33
1.89		200,822	0.26		3.74		0.34
2.27		203,604	0.26		2.17		0.34

0.16	(e)	9,147,745	0.21	(h)	0.18		0.26	(e)
1.82		18,216,366	0.21	(h)	1.70		0.27
4.83		13,536,697	0.20		4.64		0.27
5.02		5,692,265	0.20		4.95		0.28
1.92		2,266,888	0.20		3.86		0.23
2.34		1,817,800	0.20		2.36		0.31

0.00	(e)(i)	171,067	0.38	(h)	0.00	(i)	0.61	(e)
1.42		271,793	0.60	(h)	1.42		0.62
4.42		295,739	0.59		4.29		0.62
4.61		235,377	0.59		4.53		0.63
1.72		206,926	0.59		3.44		0.64
1.88		220,885	0.64		1.85		0.72

0.02	(e)	872,798	0.37	(h)	0.03		0.46	(e)
1.57		1,648,481	0.46	(h)	1.47		0.47
4.57		1,128,873	0.45		4.41		0.47
4.76		604,858	0.45		4.62		0.48
1.79		756,761	0.45		3.52		0.49
2.08		1,502,964	0.45		2.13		0.49

0.00	(e)	107,259	0.38		0.00	(i)	0.71	(e)
1.32		74,937	0.70	(f)	1.06		0.72
4.31		28,485	0.70		4.08		0.72
4.50		1,251	0.70		4.45		0.73
1.67		760	0.70		3.30		0.74
1.21		1,093	0.70		2.65		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006(h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Capital
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)(f)	$1,522,013	0.19%	0.00	%(f)	0.30	%(e)
1.00	1.03		2,172,668	0.25	0.97		0.31
1.00	4.13	(g)	1,306,725	0.26	3.94		0.32
1.00	4.74		556,544	0.26	4.63		0.33
1.00	1.77		1,098,879	0.24	3.56		0.34
1.00	2.10		738,403	0.24	2.09		0.33

1.00	0.05	(e)	6,104,553	0.14	0.05		0.20	(e)
1.00	1.13		7,615,191	0.16	1.12		0.21
1.00	4.24	(g)	7,761,701	0.16	3.75		0.22
1.00	4.84		1,382,765	0.16	4.72		0.23
1.00	1.82		1,380,249	0.14	3.61		0.24
1.00	1.40		1,670,983	0.14	2.64		0.23

1.00	0.02	(e)	4,975,391	0.17	0.03		0.25	(e)
1.00	1.09		12,766,575	0.20	1.06		0.26
1.00	4.20	(g)	13,006,895	0.20	3.75		0.27
1.00	4.80		2,784,927	0.20	4.72		0.28
1.00	1.79		1,579,514	0.20	3.59		0.29
1.00	2.14		1,318,264	0.20	2.07		0.30

1.00	0.00	(e)	1,313,218	0.19	0.00	(f)	0.60	(e)
1.00	0.77		2,103,069	0.53	0.75		0.61
1.00	3.79	(g)	2,359,306	0.59	3.67		0.62
1.00	4.39		1,893,320	0.59	4.29		0.63
1.00	1.59		1,913,521	0.59	3.18		0.64
1.00	1.75		2,032,558	0.59	1.75		0.66

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—		$—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Service
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	An affiliate will reimburse the Fund for losses incurred from an operational error. The effect was less than 0.01% (See Note 3).
(f)	Amount rounds to less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from August 31 to the last day of February.
(i)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$1,974,357	0.19%	0.00	%(f)	0.45	%(e)
1.00	0.87		3,629,348	0.41	0.80		0.46
1.00	3.94	(g)	2,352,252	0.45	3.74		0.47
1.00	4.54		1,291,467	0.45	4.45		0.48
1.00	1.69		1,507,936	0.39	3.48		0.49
1.00	1.92		1,010,061	0.41	2.08		0.48

1.00	0.00	(e)	309,357	0.22	0.00	(f)	0.70	(e)
1.00	0.68		4,920,380	0.59	0.63		0.71
1.00	3.68	(g)	3,763,803	0.70	3.33		0.72
1.00	4.27		785,951	0.70	4.37		0.72
1.00	1.54		2,663	0.68	3.21		0.74
1.00	1.11		968	0.68	2.37		0.73

1.00	0.00	(e)	100	0.16	0.00	(f)	1.05	(e)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Direct
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (f)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	The Fund changed its fiscal year end from August 31 to the last day of February.
(g)	Commencement of offering of class of shares.
(h)	Includes insurance expense of 0.03% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.16%	$1,062,442	0.28	%(e)	0.17%	0.32%
1.64	1,412,071	0.28	(e)	1.57	0.33
3.30	535,484	0.26		3.21	0.32
3.31	288,068	0.26		3.26	0.32
1.31	444,492	0.26		2.63	0.33
1.77	904,664	0.26		1.74	0.33

0.02	100	0.30	(e)	0.04	0.31

0.22	11,805,037	0.23	(e)	0.23	0.28
1.70	13,741,504	0.22	(e)	1.72	0.27
3.37	12,493,562	0.20		3.27	0.27
3.37	8,255,381	0.20		3.32	0.27
1.34	9,465,973	0.20		2.69	0.28
1.83	8,973,878	0.20		1.81	0.30

0.02	538,168	0.45	(h)	0.03	0.63
1.30	920,327	0.61	(e)	1.25	0.62
2.96	758,385	0.59		2.93	0.62
2.97	570,935	0.59		3.00	0.62
1.15	465,810	0.59		2.37	0.63
1.43	557,839	0.59		1.43	0.66

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund (continued)
Premier
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

Reserve
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
February 19, 2005 (h) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.03% (See Note 8).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.05%		$3,386,375	0.41	%(e)	0.06%	0.48%
1.45		5,420,621	0.47	(f)	1.40	0.47
3.11		4,079,130	0.45		2.96	0.47
3.10		2,078,846	0.45		3.07	0.47
1.22		6,120,346	0.45		2.47	0.48
1.58		4,686,356	0.45		1.57	0.48

0.00	(i)	6,223,699	0.45	(f)	0.01	0.73
1.19		8,490,457	0.72	(f)	1.17	0.72
2.85		7,246,804	0.70		2.75	0.72
2.86		4,631,440	0.70		2.92	0.72
1.09		2,829	0.70		2.17	0.73
0.86		2,423	0.70		1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

E*Trade
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
January 17, 2006 (i) through February 28, 2006	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Institutional Class
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005 (i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.01% (See Note 8).
(f)	Includes insurance expense of 0.02% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.37%		$129,810	0.27	%(e)	0.28%	0.33%
1.00	1.78		72,466	0.28	(f)	1.69	0.34
1.00	3.33	(g)	19,577	0.26		3.20	0.34
1.00	3.35		16,427	0.26		3.22	0.34
1.00	1.71		45,534	0.26		2.71	0.34
1.00	0.75		17	0.26		2.34	0.32

1.00	0.01		1,557,507	0.63	(f)	0.01	1.09
1.00	1.06		1,370,189	0.99	(f)	1.08	1.09
1.00	2.57	(g)	1,603,907	1.00		2.55	1.09
1.00	2.59		1,723,433	1.00		2.60	1.08
1.00	0.25		307,366	1.00		2.11	1.09

1.00	0.42		1,580,078	0.22	(e)	0.34	0.28
1.00	1.84		465,898	0.22	(f)	1.83	0.29
1.00	3.39	(g)	647,885	0.20		3.37	0.29
1.00	3.41		236,421	0.20		3.36	0.28
1.00	1.75		249,762	0.20		2.71	0.29
1.00	0.77		84,755	0.20		2.27	0.28

1.00	0.11		351,200	0.54	(f)	0.12	0.64
1.00	1.45		430,604	0.61	(f)	1.41	0.64
1.00	2.99	(g)	313,132	0.59		2.94	0.64
1.00	3.01		315,046	0.59		2.97	0.63
1.00	1.49		248,123	0.59		2.33	0.64
1.00	0.63		36,495	0.59		1.79	0.63

1.00	0.20		165,573	0.44	(e)	0.14	0.48
1.00	1.59		76,975	0.47	(f)	1.60	0.49
1.00	3.13	(g)	126,250	0.45		3.25	0.49
1.00	3.16		1,037,219	0.45		3.11	0.48
1.00	1.58		906,870	0.45		2.36	0.48
1.00	1.42		827,335	0.45		1.39	0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund (continued)
Reserve
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—	(d)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 15, 2005 (k) through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02% (See Note 8).
(f)	Includes insurance expense of 0.01% (See Note 8).
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.
(i)	Amount rounds to less than 0.01%.
(j)	Includes insurance expense of 0.03% (See Note 8).
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.06%		$125,114	0.59	%(e)	0.06%		0.74%
1.00	1.34		137,957	0.71	(f)	1.36		0.74
1.00	2.87	(g)	225,916	0.70		2.85		0.74
1.00	2.90		113,653	0.70		2.85		0.73
1.00	1.41		173,362	0.70		2.09		0.73
1.00	1.16		373,788	0.70		1.13		0.76

1.00	0.00	(i)	414,008	0.49	(f)	0.00	(i)	1.07
1.00	1.01		89,126	1.03	(j)	0.78		1.10
1.00	2.53	(g)	16	1.04		2.49		1.09
1.00	2.59		15	1.00		2.55		1.09
1.00	1.16		15	1.00		1.85		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

E*Trade Shares commenced operations on January 8, 2009, for the Liquid Assets Money Market Fund.

Direct Shares commenced operations on July 17, 2009, for Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Tax Free Money Market Fund.

Investor Shares commenced operations on July 1, 2009, for Prime Money Market Fund and U.S. Government Money Market Fund.

Service Shares commenced operations on July 1, 2009, for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

All share classes of the 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

124   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund#
Total Investments in Securities	$—	$153,439,953	$—	$153,439,953

Liquid Assets Money Market Fund#
Total Investments in Securities	$—	$12,300,610	$—	$12,300,610

U.S. Government Money Market Fund#
Total Investments in Securities	$—	$77,967,073	$—	$77,967,073

U.S. Treasury Plus Money Market Fund#
Total Investments in Securities	$—	$15,416,063	$—	$15,416,063

Federal Money Market Fund#
Total Investments in Securities	$—	$11,661,663	$—	$11,661,663

100% U.S. Treasury Securities Money Market Fund#
Total Investments in Securities	$—	$16,196,593	$—	$16,196,593

Tax Free Money Market Fund#
Total Investments in Securities	$—	$22,688,780	$—	$22,688,780

Municipal Money Market Fund#
Total Investments in Securities	$—	$4,326,160	$—	$4,326,160

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. For the tax year ended 2009, U.S. Government

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund retained approximately $10,797,000, $1,331,000, $2,028,000 and $2,036,000 in capital gains and incurred an excise tax of approximately $204,000, $37,000, $46,000 and $76,000, respectively. An affiliate of JPMorgan Chase & Co. will make a payment to reimburse the Funds for these amounts (see Note 3.G.). The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$—	$648	$(648)
Liquid Assets Money Market Fund	—	16	(16)
U.S. Government Money Market Fund	—	7,397	(7,397)
U.S. Treasury Plus Money Market Fund	—	630	(630)
Federal Money Market Fund	—	1,342	(1,342)
100% U.S. Treasury Securities Money Market Fund	—	1,663	(1,663)
Tax Free Money Market Fund	—	3,972	(3,972)
Municipal Money Market Fund	—	15	(15)

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund, assuming all rights and responsibilities of JPMIA with respect to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.06% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

126   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$63
Liquid Assets Money Market Fund	128
U.S. Treasury Plus Money Market Fund	5

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	n/a
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	0.30%
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	0.30

	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 8) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital*	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	n/a
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	1.00%
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	1.00

	Institutional Class**	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05

*	Prior to July 1, 2009, the contractual expense limitation was 0.16%.

**	Prior to July 1, 2009, the contractual expense limitation was 0.20%.

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010 except for Direct Shares which is in place until at least July 17, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$—	$—	$50,605	$50,605	$—
Liquid Assets Money Market Fund	5	173	5,909	6,087	126
U.S. Government Money Market Fund	4	5,145	27,919	33,068	664
U.S. Treasury Plus Money Market Fund	318	—	8,084	8,402	330
Federal Money Market Fund	—	—	6,969	6,969	—
100% U.S. Treasury Securities Money Market Fund	3,103	—	5,878	8,981	—
Tax Free Money Market Fund	—	—	6,908	6,908	—
Municipal Money Market Fund	—	—	1,995	1,995	34

128   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Voluntary Waivers
	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$16,410	$8,396	$24,806
Liquid Assets Money Market Fund	37	2,025	6,660	8,722
U.S. Government Money Market Fund	—	16,798	5,303	22,101
U.S. Treasury Plus Money Market Fund	—	13,087	6,052	19,139
Federal Money Market Fund	—	1,895	497	2,392
100% U.S. Treasury Securities Money Market Fund	—	15,705	3,969	19,674
Tax Free Money Market Fund	—	9,780	14,914	24,694
Municipal Money Market Fund	—	468	7,168	7,636

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the year ended February 28, 2010, the Funds did not invest in any money market funds.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. will make a payment to U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund of approximately $204,000, $37,000, $46,000 and $76,000, respectively, relating to an operational error.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 28, 2010 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$75	$25
Class C	68	23
Agency	—	19,175
Capital	—	47,048
Cash Management	1,519	911
Direct	—	721
Institutional Class	—	41,654
Investor	—	790
Morgan	—	20,521
Premier	—	26,272
Reserve	8,143	9,772
Service	2,295	1,148
	$12,100	$168,060

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Class B	$196		$65
Class C	3,360		1,120
Agency	—		537
Capital	—		2,167
E*Trade	303		152
Institutional Class	—		2,791
Investor	—		2,238
Morgan	3,198		11,193
Premier	—		1,686
Reserve	1,464		1,756
Service	2,829		1,415
	$11,350		$25,120
U.S. Government Money Market Fund
Agency	$—		$15,998
Capital	—		27,878
Direct	—		88
Institutional Class	—		24,088
Investor	—		4,135
Morgan	3,140		10,988
Premier	—		16,351
Reserve	278		334
Service	2,961		1,480
	$6,379		$101,340
U.S. Treasury Plus Money Market Fund
Class B	$12		$4
Class C	829		276
Agency	—		3,272
Direct	—		734
Institutional Class	—		13,684
Investor	—		3,337
Morgan	1,381		4,832
Premier	—		3,817
Reserve	4,006		4,805
Service	—	(a)	—	(a)
	$6,228		$34,761
Federal Money Market Fund
Agency	$—		$2,124
Institutional Class	—		13,194
Morgan	226		792
Premier	—		3,600
Reserve	323		388
	$549		$20,098
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$2,611
Capital	—		3,525
Institutional Class	—		7,082
Morgan	1,482		5,186
Premier	—		7,222
Reserve	2,489		2,987
Service	—	(a)	—	(a)
	$3,971		$28,613

130   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Distribution	Shareholder Servicing
Tax Free Money Market Fund
Agency	$—	$2,075
Direct	—	—	(a)
Institutional Class	—	13,690
Morgan	686	2,403
Premier	—	13,791
Reserve	18,407	22,088
	$19,093	$54,047
Municipal Money Market Fund
Agency	$—	$178
E*Trade	9,108	4,554
Institutional Class	—	1,225
Morgan	408	1,428
Premier	—	424
Reserve	390	468
Service	1,221	610
	$11,127	$8,887

(a)	Amount rounds to less than $1,000.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
100% U.S. Treasury Securities Money Market Fund	$16,196,600	$11	$18	$(7)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended February, 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Prime Money Market Fund	$514,427	$—	$—	$514,427
Liquid Assets Money Market Fund	32,499	—	—	32,499
U.S. Government Money Market Fund	183,687	—	—	183,687
U.S. Treasury Plus Money Market Fund	13,850	—	—	13,850
Federal Money Market Fund	26,100	—	—	26,100
100% U.S. Treasury Securities Money Market Fund	5,119	—	—	5,119
Tax Free Money Market Fund	3,809	32,861	471	37,141
Municipal Money Market Fund	217	5,207	—	5,424

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The tax character of distributions paid during the fiscal year ended February, 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains		Total Distributions Paid
Prime Money Market Fund	$2,698,412	$—	$—	(a)	$2,698,412
Liquid Assets Money Market Fund	260,850	—	—		260,850
U.S. Government Money Market Fund	855,961	—	—		855,961
U.S. Treasury Plus Money Market Fund	150,129	—	—		150,129
Federal Money Market Fund	272,114	—	—		272,114
100% U.S. Treasury Securities Money Market Fund	368,771	—	—		368,771
Tax Free Money Market Fund	11,201	449,510	—		460,711
Municipal Money Market Fund	364	36,117	117		36,598

(a)	Amount rounds to less than $1,000.

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$7,944	$—	$—
Liquid Assets Money Market Fund	378	—	—
U.S. Government Money Market Fund	12,620	1	—
U.S. Treasury Plus Money Market Fund	1,233	—	—
Federal Money Market Fund	2,080	135	—
100% U.S. Treasury Securities Money Market Fund	2,379	—	—
Tax Free Money Market Fund	1,449	1,162	6,204
Municipal Money Market Fund	33	—	576

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distributions payable and wash sale loss deferrals.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

As of February 28, 2010, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the year ended February 28, 2010, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$14,180	1	$2

Interest earned, if any, as a result of lending money to another fund as of February 28, 2010 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

132   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Interest expense, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

Additionally, Liquid Assets Money Market Fund and Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares would not have been covered.

All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, continued to participate in the Program through the extended expiration date of April 30, 2009. All Funds, with the exception of U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund continued to participate in the Program through the extended expiration date of September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, for those Funds that participated in the Program extensions, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees associated with the Program are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds participating in the Program without regard to any expense limitation in effect for the Funds. All shareholders of each participating Fund bore this cost without regard to the extent of their coverage under the Program.

9. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds,

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

134   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Prime Money Market Fund,
JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund,
JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund,
JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund
and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 27, 2010

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

136   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   137

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

138   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual	$1,000.00	$1,000.00	$1.74	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class C
Actual	1,000.00	1,000.00	1.79	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36
Agency
Actual	1,000.00	1,000.40	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,000.80	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Cash Management
Actual	1,000.00	1,000.00	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Direct
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual	1,000.00	1,000.70	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.00	$1.74	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Premier
Actual	1,000.00	1,000.00	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Reserve
Actual	1,000.00	1,000.00	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Service
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

Liquid Assets Money Market Fund
Class B
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,000.00	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Agency
Actual	1,000.00	1,000.60	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,001.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
E*Trade
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Institutional Class
Actual	1,000.00	1,000.90	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.00	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Morgan
Actual	1,000.00	1,000.00	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Premier
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Reserve
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Service
Actual	1,000.00	1,000.00	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

140   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
U.S. Government Money Market Fund
Agency
Actual	$1,000.00	$1,000.10	$1.24	0.25%
Hypothetical	1,000.00	1,023.55	1.25	0.25
Capital
Actual	1,000.00	1,000.40	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Direct
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,000.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.00	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Morgan
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Premier
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Reserve
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Service
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

U.S Treasury Plus Money Market Fund
Class B
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class C
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Agency
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Direct
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Investor
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Morgan
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical	1,000.00	1,023.85	0.95	0.19
Reserve
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Service
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

Federal Money Market Fund
Agency
Actual	1,000.00	1,000.10	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Institutional Class
Actual	1,000.00	1,000.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Premier
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Reserve
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28

100% U.S. Treasury Securities Money Market
Agency
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Capital
Actual	1,000.00	1,000.10	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Institutional Class
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Morgan
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Premier
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Reserve
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Service
Actual	1,000.00	1,000.00	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13

142   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Beginning Account Value September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual	$1,000.00	$1,000.30	$1.29	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Direct
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Institutional Class
Actual	1,000.00	1,000.50	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Premier
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Reserve
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.90	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
E*Trade
Actual	1,000.00	1,000.00	2.13	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Institutional Class
Actual	1,000.00	1,001.20	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Premier
Actual	1,000.00	1,000.20	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Reserve
Actual	1,000.00	1,000.00	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Service
Actual	1,000.00	1,000.00	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   143

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Tax Free Money Market Fund hereby designates approximately $471,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2010.

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2010 the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$303,474
Liquid Assets Money Market Fund	19,003
U.S. Government Money Market Fund	183,600
U.S. Treasury Plus Money Market Fund	13,850
Federal Money Market Fund	26,087
100% U.S. Treasury Securities Money Market Fund	5,119

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010:

Exempt Distributions Paid
Tax Free Money Market Fund	99.17%
Municipal Money Market Fund	100.00

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2010:

Income from U.S. Treasury Obligations
Prime Money Market Fund	9.02%
Liquid Assets Money Market Fund	5.04
U.S. Government Money Market Fund	57.37
U.S. Treasury Plus Money Market Fund	83.31
Federal Money Market Fund	99.87
100% U.S. Treasury Securities Money Market Fund	100.00

144   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.
•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   145

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-MMKT-210

Annual Report

J.P. Morgan Income Funds

February 28, 2010

JPMorgan Emerging Markets Debt Fund
JPMorgan Real Return Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Debt Fund	2
JPMorgan Real Return Fund	5
JPMorgan Strategic Income Opportunities Fund	7
JPMorgan Total Return Fund	10
Schedules of Portfolio Investments	12
Financial Statements	60
Financial Highlights	74
Notes to Financial Statements	82
Report of Independent Registered Public Accounting Firm	100
Trustees	101
Officers	103
Schedule of Shareholder Expenses	104
Tax Letter	106
Privacy Policy	107

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12- month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Maintain a balanced approach during this “fragile” recovery

In its most recent meeting, the Federal Open Market Committee (FOMC) reiterated their intention to keep interest rates low for an extended period of time. With this move, it appears the FOMC understands the fragility of this cyclical recovery and intends to keep monetary policy accommodative-until the economy is solidly back on its feet. In the long run, however, it’s important for investors to note that a steadily improving economy — uninterrupted by any relapse-could have significant implications for investors, including both higher taxes and higher long-term interest rates.

These potential implications reminds us of the importance of maintaining a balanced portfolio that includes equities and a diversified mix of fixed income investments that could benefit from a maturing recovery, while still safeguarding your portfolio from any possible relapse from its path.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   1

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$187,172
Primary Benchmark	J.P. Morgan Emerging Markets Bond Index Global
Duration	6.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned 43.80%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 30.95% return for the J.P. Morgan Emerging Markets Bond Index Global (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. As the returns for the Fund and Index indicate, the emerging market debt asset class generated strong results during the fiscal year. Over that time, emerging market credit spreads significantly narrowed versus their elevated levels in late 2008 and early 2009. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. Emerging market debt asset prices were supported by a number of factors during the period, including the improving global economic environment, better liquidity, thawing credit markets and rising commodity prices. In addition, there was strong demand for emerging market debt.

The largest contributors to the Fund’s performance from a country perspective were its overweight positions versus the Index in the Ukraine, Venezuela, Russia, Kazakhstan and Argentina. In the Ukraine, debt prices rallied early in the reporting period, as investor sentiment improved following a $16 billion-dollar loan from the International Monetary Fund. The Fund’s exposure was later pared as the country’s economy continued to falter due to concerns regarding the political conditions in the country. The Fund’s overweights in Venezuela, Russia and Kazakhstan enhanced its results as these commodity-rich countries benefited from the rising price of oil. When the reporting period began, the Fund had an underweight position in Argentina versus the Index. As the period progressed, we moved to an overweight position as the country’s economy strengthened and there were indications that Argentina may make a tender offer for some of its previously defaulted bonds. In addition, an underweight position in the Philippines was rewarded as it underperformed the Index.

Exposures to a number of countries that are not contained in the Index also benefited the Funds results. Examples include the Fund’s holding of local currency-denominated securities in Mexico, Brazil and the Dominican Republic. Elsewhere, the Fund’s out-of-Index position in Peru was a positive contributor to performance.

Overall, the Fund’s use of credit default swaps (“CDS”) benefited its performance. These instruments are utilized to obtain overweight or underweight exposures versus the Index to individual bonds and sectors. More specifically, during the reporting period they were used to initiate long exposures (overweights) in Argentina, Ukraine and Kazakhstan. These positions were positive for performance. The Fund also used CDS to initiate short positions (underweights) in Eastern European sovereign bonds (bonds that are issued by a national government) that were felt to be more exposed to rollover risks (the risk that securities that mature cannot be replaced with securities that offer the same or higher yields). In particular, the Fund had short positions in Bulgaria, Austria, Romania and Hungry. These positions detracted from performance, as market conditions improved during the reporting period and the rollover risk declined. As a result, the Fund’s short positions did not add value.

Also somewhat detracting from the Fund’s results was its investment in a money market fund, as the yields available from this short-term instrument were low during the reporting period. This investment was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

Q:	HOW WAS THE FUND MANAGED?

A:	Effective August 20, 2009 the Fund’s portfolio management team changed. There were no significant changes made to the Fund’s overall management strategy. However, to capitalize on investment opportunities, the new team pared down the Fund’s sovereign debt exposure and raised the Fund’s exposure to the corporate sector, modestly increasing portfolio turnover. This increase appeared large when compared to the prior reporting period, when turnover was lower amid a severe drop-off in liquidity following the default of Lehman Brothers.

The new team maintained the Fund’s focus on weighted spread duration contribution versus the Index. Spread duration is a measure of expected price sensitivity to changes in the market spreads. As such we had overweight spread durations versus the Index in countries that we felt would outperform the Index and underweight spread durations in

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

countries that we felt would underperform the Index. The Fund remained short spread duration during much of the period. This was achieved by having overweight positions relative to the Index in bonds that traditionally have a lower risk than the market. We also had underweight positions relative to the Index in bonds with a greater exposure to rollover risks.

We favored larger spread duration overweights in commodity exporting countries, particularly in Latin America, where the global credit contraction had a smaller impact. At the end of the fiscal year, the Fund’s largest spread duration overweights were in Venezuela, Argentina, Qatar, Kazakhstan and Peru.

The Fund utilized Treasury futures during the reporting period to hedge the duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) of the portfolio back to the benchmark. As discussed, the Fund reduced its exposure to Ukraine and increased its exposure to Argentina during the period. We also opportunistically invested in local currency-denominated bonds, which are not contained in the Index. Approximately 10% of the Fund was allocated to local currency-denominated bonds as of February 28, 2010.

The Fund also initiated out-of-Index positions in emerging market corporate bonds during the second half of the fiscal year. These included securities from Brazil and Russia. Overall, the Fund’s corporate exposure contributed to its performance during the fiscal year. Effective August 20, 2009 the Fund’s portfolio management team changed.

As of February 28, 2010, the top-five over- and underweights based on the weighted spread duration versus the index are summarized in the table below.

Country	Weighted Spread Duration

Overweights:
Venezuela	0.21
Argentina	0.14
Qatar	0.11
Kazakhstan	0.09
Peru	0.09
Underweights:
Philippines	–0.17
Malaysia	–0.15
Turkey	–0.14
Lebanon	–0.14
Poland	–0.11

PORTFOLIO COMPOSITION***

Foreign Government Securities	74.3%
Corporate Bonds	17.5
U.S. Treasury Notes	4.4
Supranational	1.7
Short-Term Investment	2.1

SUMMARY OF INVESTMENTS BY COUNTRY***

Brazil	14.9%
Russia	13.2
Mexico	9.4
Venezuela	8.8
Turkey	8.1
Indonesia	7.2
United States	6.5
Peru	5.0
Philippines	3.9
Colombia	3.2
Kazakhstan	3.1
Panama	2.4
Uruguay	2.0
Argentina	1.8
Supranational	1.7
Ukraine	1.6
Dominican Republic	1.5
Ghana	1.1
Others (each less than 1.0%)	4.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		43.46%	6.05%	9.78%
With Sales Charge*		38.00	5.24	9.36
CLASS C SHARES	6/30/06
Without CDSC		43.03	5.70	9.60
With CDSC**		42.03	5.70	9.60
CLASS R5 SHARES	5/15/06	44.27	6.42	9.97
SELECT CLASS SHARES	4/17/97	43.80	6.24	9.88

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from February 28, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The J.P. Morgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$174,573
Primary Benchmark	Barclays Capital U.S. TIPS Index
Duration	7.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,* returned 11.91%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 12.24% return for the Barclays U.S. Capital TIPS Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund modestly underperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

During the fiscal year, there was a significant shift in terms of expectations for inflation in the U.S. When the period began, there were fears of deflation due to ongoing weakness in the economy. However, as the fiscal year progressed, concerns regarding deflation were replaced by concerns for future inflation. This change was largely the result of two factors. First, economic data improved, with gross domestic product (“GDP”) expanding in the third quarter of 2009 for the first time after four consecutive quarters of negative GDP growth. Second, the Federal Reserve’s accommodative monetary policies triggered fears of future inflation. Against this backdrop, the yield spread between a nominal U.S. Treasury bond and a U.S. Treasury Inflation Protected Security (“TIPS”) of equal maturity (also referred to as TIPS breakeven) increased during the twelve months ended February 28, 2010.

The Fund used derivatives to gain more exposure to TIPS versus the Index, establishing an overweight position early in the reporting period. At that time, demand for traditional short-term U.S. Treasuries increased and investors sold non-Treasuries and TIPS. This created large disparities in the bid/ask (the difference between the price sellers are asking for and the price that buyers are willing to pay) for TIPS. While the Fund did eventually benefit as liquidity improved and inflation expectations rose, this early overweight of TIPS was, overall, a modest detractor from relative returns.

From a yield curve perspective, a number of small adjustments were made to the Fund’s curve exposures during the period. Collectively, these were a small positive for the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout the reporting period, we continued to seek opportunistic, relative-value investments for the Fund’s portfolio. This was accomplished using balanced top-down macroeconomic themes with bottom-up security selection. In addition to adjusting the Fund’s duration during the year, we also moved to close a portion of the Fund’s derivative position, as TIPS prices rallied and the Fund moved to a neutral TIPS position versus the Index.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	99.2%
Others (each less than 1.0%)	0.3
Short-Term Investment	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   5

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		11.59%	3.41%	2.49%
With Sales Charge*		7.36	2.11	1.62
CLASS C SHARES	9/1/05
Without CDSC		11.00	2.91	1.98
With CDSC**		10.00	2.91	1.98
INSTITUTIONAL CLASS SHARES	9/1/05	11.99	3.84	2.91
SELECT CLASS SHARES	9/1/05	11.91	3.68	2.75

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Barclays Capital U.S. TIPS Index and Lipper Treasury Inflation-Protected Securities Funds Index from September 1, 2005 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Barclays Capital U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Commencement of Operations	October 13, 2008
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$7,251,299
Primary Benchmark	Barclays Capital U.S. Universal Index
Secondary Benchmark	Strategic Income Opportunities Fund Custom Benchmark
Duration	0.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Opportunities Fund, which seeks to provide high total return,* returned 21.35%** (Select Class Shares) for the twelve months ended February 28, 2010. For comparison purposes, the Barclays Capital U.S. Universal Index (the “Index”) returned 11.89% and the Fund’s customized benchmark (the “Benchmark”) returned 23.83% for the same period. The Benchmark is comprised of 33% Barclays Capital Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD).

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index and underperformed the Benchmark for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold bonds that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

Throughout the fiscal year, the Fund was rewarded for its exposure to a wide variety of spread sectors (non-U.S. Treasuries). The largest contributor to performance was the Fund’s substantial allocation to high yield and distressed debt securities (i.e., junk bonds). Following their record wide spreads in 2008, the sector produced strong returns during the fiscal year and the Fund capitalized on this turn of events. The Fund also benefited from its exposures to non-agency mortgage-backed securities, investment grade and crossover securities (assigned different ratings e.g., investment grade and high yield, by multiple rating agencies). As was the case with high yield bonds, these holdings saw their spreads narrow during the fiscal year.

On the negative side, the Fund’s short positions in emerging markets debt and commercial mortgage-backed securities did not add value, as these sectors generated strong performance during the reporting period.

The Fund’s duration, which was a byproduct of its sector exposures and investment strategies, was lower than the Index. Duration measures the expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates. This was a positive to relative performance as interest rates rose over the fiscal year.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund focused on absolute return (the return that an asset achieves over a certain period of time). We opportunistically looked for best ideas across multiple fixed income strategies and asset sectors, including the ultra conservative (cash) to moderate (government and high-quality corporate securities), to the more aggressive (high yield and emerging markets). In expressing these views, the Fund may utilize derivatives such as credit default swaps.

During the fiscal year, the Fund used credit default swaps to initiate long exposures (overweights) in areas that we believed were attractively valued and short positions (underweights) in areas that we felt were not attractive from a valuation perspective. In particular, the Fund benefited from its use of credit default swaps to gain long exposures to securities issued by several insurance companies.

Given our expectations for narrowing spreads at the beginning of the fiscal year, we proactively increased the Fund’s exposure to credit instruments, from roughly 40% of its total assets at the beginning of the period, to as high as nearly 60% by the middle of the period. Given the strong performance in the credit markets, we then pared this exposure to approximately 40% as of February 28, 2010.

Significant credit allocations within this period end exposure included approximately 27% in high yield bonds, 7% in non-agency mortgage-backed securities and home equity loans, and 2% in investment grade/crossover securities. The Fund also had a 1% exposure to U.S. government securities. Toward the end of the reporting period, we became somewhat more defensive and pared the Fund’s investment

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   7

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

grade and high yield exposure and captured profits. The Fund had significant net inflows and held a large cash position during the period as we looked for investment opportunities. This allocation to cash was further increased late in the period which is in line with the Fund’s absolute return orientation. When the Fund used derivatives as a substitute for securities, it kept cash invested in money market instruments to support those positions; at February 28, 2010, this was approximately 7% of the money market exposure.

PORTFOLIO COMPOSITION***

Corporate Bonds	23.2%
Collateralized Mortgage Obligations	6.4
Loan Participations & Assignments	4.2
Others (each less than 1.0%)	1.8
Short-Term Investment	64.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/13/08
Without Sales Charge		21.06%	16.81%
With Sales Charge*		16.50	13.63
CLASS C SHARES	10/13/08
Without CDSC		20.57	16.34
With CDSC**		19.57	16.34
CLASS R5 SHARES	10/13/08	21.66	17.43
SELECT CLASS SHARES	10/13/08	21.35	17.17

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/13/08 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 13, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Income Opportunities Fund, the Barclays Capital U.S. Universal Index, the Strategic Income Opportunities Fund Custom Benchmark and the Lipper Multi-Sector Income Funds Index from October 13, 2008 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Universal Index and the Strategic Income Opportunities Fund Custom Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Strategic Income Opportunities Fund Custom Benchmark is comprised of 33% Barclays Capital Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD). The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the commencement of operations date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   9

JPMorgan Total Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	June 16, 2008
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$356,848
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Duration	4.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Total Return Fund, which seeks to provide high total return,* returned 23.35%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 9.32% return for the Barclays Capital U.S. Aggregate Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold bonds that were perceived to be risky.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

Throughout the reporting period, the sectors and strategies that detracted from the Fund’s performance during 2008’s credit crisis substantially contributed to its results during the fiscal year. The largest such example was the Fund’s exposure to the high yield sector (i.e. junk bonds). Following their record wide spreads in calendar year 2008, the sector produced strong returns during the reporting period and the Fund capitalized on this turn of events. The Fund also benefited from its exposures to non-agency mortgage-backed securities and investment grade bonds. As was the case with high yield bonds, these securities saw their spreads narrow during the fiscal year.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was tactically adjusted during the fiscal year and positively contributed to results. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) was also beneficial for performance.

On the negative side, the Fund’s short positions in commercial mortgage-backed securities and emerging markets debt did not add value, as these sectors generated strong performance during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	After capitalizing from our spread sector (non-U.S. Treasuries) exposure, we adjusted the portfolio to a somewhat more defensive position in the middle of the fiscal year. For example, we reduced our high yield (i.e., junk bond) and investment grade exposure and captured profits. However, the Fund maintained its overweight exposure to the spread sectors versus the Index throughout the twelve month reporting period.

During the fiscal year, the Fund used credit default swaps to initiate long exposures (overweights) in areas that we believed were attractively valued and short positions (underweights) in areas that we felt were not attractive from a valuation perspective. In particular, the Fund benefited from its use of credit default swaps to gain long exposures to securities issued by several insurance companies.

PORTFOLIO COMPOSITION***

Corporate Bonds	33.4%
Mortgage Pass-Through Securities	26.8
Collateralized Mortgage Obligations	6.6
Asset-Backed Securities	6.3
U.S. Government Agency Securities	5.5
U.S. Treasury Obligations	4.6
Commercial Mortgage-Backed Securities	3.3
Others (each less than 1.0%)	0.7
Short-Term Investments	12.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total long investments as of February 28, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	6/16/08
Without Sales Charge		23.27%	9.85%
With Sales Charge*		18.60	7.41
CLASS C SHARES	6/16/08
Without CDSC		22.43	9.15
With CDSC**		21.43	9.15
CLASS R5 SHARES	6/16/08	23.56	10.16
SELECT CLASS SHARES	6/16/08	23.35	10.00

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/16/08 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 16, 2008.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Total Return Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from June 16, 2008 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Intermediate Investment Grade Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   11

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 17.7%
	Brazil — 3.0%
1,410	Banco Votorantim S.A., 7.375%, 01/21/20 (e)	1,447
1,060	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19 (e) (m)	1,124
1,830	Gerdau Holdings, Inc., 7.000%, 01/20/20 (e) (m)	1,848
BRL 10,055	Lehman Brothers Holdings, Inc., CLN, 10.000%, 01/03/12 (linked to Brazilian Real Notes, 10.000%, 01/03/12; credit rating BBB+) (d) (f) (i) (o)	1,238
		5,657
	Colombia — 1.0%
1,630	Ecopetrol S.A., 7.625%, 07/23/19 (m)	1,793
	Indonesia — 0.5%
910	Majapahit Holding BV, 7.750%, 01/20/20 (e) (m)	944
	Kazakhstan — 3.0%
	KazMunaiGaz Finance Sub BV,
1,914	8.375%, 07/02/13	2,091
1,801	9.125%, 07/02/18 (e) (m)	2,058
1,340	11.750%, 01/23/15 (e) (m)	1,648
		5,797
	Mexico — 0.7%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15 (f) (i)	1,330
	Peru — 0.3%
490	Corporacion Pesquera Inca S.A.C., 9.000%, 02/10/17 (e) (m)	480
	Philippines — 1.2%
	Power Sector Assets & Liabilities Management,
1,340	7.250%, 05/27/19 (e) (m)	1,406
810	7.390%, 12/02/24 (e) (m)	832
		2,238
	Russia — 7.1%
1,500	Gazprom International S.A., 7.201%, 02/01/20	1,570
806	Gazstream S.A. for Gazprom OAO, 5.625%, 07/22/13	828
870	Lukoil International Finance BV, 7.250%, 11/05/19 (e) (m)	881
900	Novorossiysk Port Capital S.A. for PJSC Novorossiysk Commercial Sea Port, 7.000%, 05/17/12	903
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
2,830	7.125%, 01/14/14 (e) (m)	2,999
2,480	7.175%, 05/16/13	2,632
820	9.000%, 06/11/14 (e) (m)	933
770	Steel Capital S.A. for OAO Severstal, 9.750%, 07/29/13 (e) (m)	827
	TNK-BP Finance S.A.,
780	6.250%, 02/02/15 (e) (m)	795
915	7.875%, 03/13/18 (e) (m)	957
		13,325
	Trinidad & Tobago — 0.7%
1,380	National Gas Co. of Trinidad & Tobago Ltd., 6.050%, 01/15/36	1,285
	Ukraine — 0.2%
320	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, 10/04/12	288
	Total Corporate Bonds (Cost $36,658)	33,137
Foreign Government Securities — 75.2%
	Argentina — 1.8%
	Republic of Argentina,
9,978	SUB, 2.500%, 12/31/38 (m)	3,202
280	8.280%, 12/31/33	183
		3,385
	Brazil — 12.1%
	Banco Nacional de Desenvolvimento Economico e Social,
2,500	6.369%, 06/16/18 (e) (m)	2,631
2,251	6.500%, 06/10/19 (e) (m)	2,378
BRL 435	Brazil Notas do Tesouro Nacional, 10.000%, 01/01/17 (m)	2,146
	Federal Republic of Brazil,
875	7.875%, 03/07/15	1,035
5,020	8.000%, 01/15/18	5,861
1,129	8.250%, 01/20/34	1,411
1,015	8.750%, 02/04/25	1,309
1,790	8.875%, 04/15/24	2,336
2,038	12.250%, 03/06/30	3,485
		22,592
	Colombia — 2.2%
	Republic of Colombia,
530	7.375%, 01/27/17	608
2,085	7.375%, 03/18/19	2,393
340	7.375%, 09/18/37	372
575	11.750%, 02/25/20	834
		4,207
	Costa Rica — 0.4%
528	Republic of Costa Rica, 9.995%, 08/01/20	690

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Dominican Republic — 1.5%
2,065	Citigroup Funding, Inc., CLN, 13.000%, 01/11/13 (linked to Dominican Republic Government Bond, 13.000%, 01/11/13; credit rating B) (e) (f) (i)	1,989
	Government of Dominican Republic,
678	9.040%, 01/23/18	738
20	9.500%, 09/27/11	21
		2,748
	Ecuador — 0.1%
192	Republic of Ecuador, 9.375%, 12/15/15	180
	El Salvador — 0.4%
760	Republic of El Salvador, 8.250%, 04/10/32 (e) (m)	817
	Gabon — 0.6%
1,065	Republic of Gabon, 8.200%, 12/12/17 (e) (m)	1,138
	Ghana — 1.1%
1,550	Barclays Bank plc, CLN, 13.500%, 04/07/10 (linked to Government of Ghana 3-Year Bond, 13.500%, 03/30/10; credit rating B+) (e) (f) (i)	967
1,030	Barclays Bank plc, CLN, 19.000%, 01/20/13 (linked to Government of Ghana 3-Year Bond, 19.000%, 01/14/13; credit rating B+) (e) (f) (i)	1,097
		2,064
	Guatemala — 0.2%
	Republic of Guatemala,
216	8.125%, 10/06/34	253
130	Reg. S., 9.250%, 08/01/13	149
		402
	Indonesia — 6.8%
374	Citigroup Funding, Inc., CLN, 14.250%, 06/19/13 (linked to Indonesia Government Bond, 14.250%, 06/15/13, credit rating BB+) (e) (m)	352
410	Deutsche Bank AG, London Branch, CLN, 14.275%, 12/22/13 (linked to Indonesia Government Bond, 14.275%, 12/22/13; credit rating BB+) (e)	535
790	Deutsche Bank AG, London Branch, CLN, 11.500%, 09/23/19 (linked to Indonesia Government Bond, 11.500%, 09/15/19; credit rating BB+) (e)	991
1,070	Deutsche Bank AG, London Branch, CLN, 15.000%, 07/20/18 (linked to Indonesia Government Bond, 15.00%, 07/15/18; credit rating BB+) (e) (f) (i)	1,524
	Republic of Indonesia,
3,872	6.875%, 01/17/18 (e) (m)	4,317
400	8.500%, 10/12/35	486
3,135	11.625%, 03/04/19 (e) (m)	4,522
		12,727
	Iraq — 0.5%
1,279	Republic of Iraq, 5.800%, 01/15/28	1,001
	Lithuania — 0.9%
1,560	Republic of Lithuania, 7.375%, 02/11/20 (e) (m)	1,603
	Mexico — 8.8%
	United Mexican States,
3,144	5.950%, 03/19/19	3,364
4,870	6.050%, 01/11/40	4,797
875	6.750%, 09/27/34	941
2,335	7.500%, 04/08/33	2,714
324	8.000%, 09/24/22	407
291	8.300%, 08/15/31	367
MXN 2,780	9.000%, 12/20/12 (m)	234
MXN 5,330	9.500%, 12/18/14 (m)	462
MXN 18,000	10.000%, 12/05/24 (m)	1,664
1,085	11.375%, 09/15/16	1,519
		16,469
	Panama — 2.4%
	Republic of Panama,
2,530	7.250%, 03/15/15	2,897
715	8.875%, 09/30/27	915
500	9.375%, 04/01/29	668
		4,480
	Peru — 4.8%
3,632	IIRSA Norte Finance Ltd., Reg. S., 8.750%, 05/30/24	3,832
	Republic of Peru,
790	7.350%, 07/21/25	920
1,930	8.375%, 05/03/16	2,354
650	8.750%, 11/21/33	839
844	9.875%, 02/06/15	1,066
		9,011
	Philippines — 2.8%
	Republic of Philippines,
3,550	6.375%, 10/23/34	3,386
600	7.500%, 09/25/24	671
890	7.750%, 01/14/31	990
174	8.375%, 06/17/19	209
		5,256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   13

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Qatar — 0.9%
1,640	State of Qatar, 6.400%, 01/20/40 (e) (m)	1,652
	Russia — 6.3%
10,458	Russian Federation, SUB, 7.500%, 03/31/30	11,869
	Turkey — 8.2%
	Republic of Turkey,
1,050	6.875%, 03/17/36	1,054
1,500	7.250%, 03/15/15	1,673
4,475	7.250%, 03/05/38	4,653
2,400	7.500%, 07/14/17	2,709
1,680	7.500%, 11/07/19	1,894
1,400	11.500%, 01/23/12	1,621
TRY 2,300	16.000%, 03/07/12 (m)	1,676
		15,280
	Ukraine — 1.5%
	Government of Ukraine,
20	6.580%, 11/21/16	17
2,580	6.750%, 11/14/17	2,199
570	7.650%, 06/11/13	543
		2,759
	Uruguay — 2.0%
	Republic of Uruguay,
UYU 19,218	6.310%, 09/14/18 (m)	1,238
270	7.625%, 03/21/36	289
1,150	7.875%, 01/15/33	1,248
849	8.000%, 11/18/22	980
		3,755
	Venezuela — 8.9%
2,533	Petroleos de Venezuela S.A., 5.000%, 10/28/15	1,576
	Republic of Venezuela,
517	5.750%, 02/26/16	361
775	7.000%, 12/01/18	521
2,861	7.000%, 03/31/38	1,617
8,975	7.650%, 04/21/25	5,631
2,368	7.750%, 10/13/19	1,616
3,415	8.250%, 10/13/24	2,262
434	Reg. S., 9.000%, 05/07/23	305
4,050	9.250%, 05/07/28	2,835
		16,724
	Total Foreign Government Securities (Cost $130,514)	140,809
Supranational — 1.8%
1,600	Eurasian Development Bank, 7.375%, 09/29/14 (e) (m)	1,688
UYU 29,370	International Bank for Reconstruction & Development, 3.800%, 04/15/17	1,575
	Total Supranational (Cost $3,132)	3,263
U.S. Treasury Obligations — 4.4%
	U.S. Treasury Notes,
230	1.000%, 08/31/11 (k)	232
8,000	3.625%, 02/15/20 (m)	8,021
	Total U.S. Treasury Obligations (Cost $8,176)	8,253
SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
4,061	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (m) (Cost $4,061)	4,061
	Total Investments — 101.3% (Cost $182,541)	189,523
	Liabilities in Excess of Other Assets — (1.3)%	(2,351)
	NET ASSETS — 100.0%	$187,172

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 02/28/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
10,900,000 PLN for
2,682,219 EUR	03/31/10	3,652	#	3,754	#	102
22,500,000 MXN	03/31/10	1,720		1,754		34
		5,372		5,508		136

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,500,000 MXN	03/31/10	1,694	1,754	(60)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 02/28/10 of the currency being sold, and the value at 02/28/10 is the U.S. Dollar market value of the currency being purchased.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	30 Year U.S. Treasury Bond	06/21/10	118	3
17	2 Year U.S. Treasury Note	06/30/10	3,696	8

	Short Futures Outstanding
(115)	10 Year U.S. Treasury Note	06/21/10	(13,510)	(129)
(56)	5 Year U.S. Treasury Note	06/30/10	(6,493)	(53)
				(171)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   15

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

Credit Default Swaps—Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	1.799%	1,750	(617)	—
Russian Federation, 7.500%, 03/31/30	0.475% semi-annually	04/20/12	1.370	530	9	—
Citibank, N.A.:
Republic of Colombia, 10.375%, 01/28/33	2.150% semi-annually	09/20/14	1.523	790	(29)	—
Deutsche Bank AG, New York:
Republic of Colombia, 10.375%, 01/28/33	0.914% semi-annually	04/20/12	1.122	410	— (h)	—
Russian Federation, 7.500%, 03/31/30	0.495% semi-annually	04/20/12	1.370	350	6	—
United Mexican States, 7.500%, 04/08/33	0.810% semi-annually	08/20/10	0.619	70	— (h)	—
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	11.849	870	160	—
Republic of Colombia, 10.375%, 01/28/33	1.000% semi-annually	04/20/12	1.122	750	(1)	—
Republic of Venezuela, 9.250%, 09/15/27	2.570% semi-annually	07/20/12	10.611	960	154	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	07/20/10	0.737	500	— (h)	—
Russian Federation, 7.500%, 03/31/30	0.750% semi-annually	08/20/10	0.737	750	(1)	—
Russian Federation, 12.750%, 06/24/28	0.640% semi-annually	09/20/10	0.737	400	(1)	—
Russian Federation, 7.500%, 03/31/30	0.530% semi-annually	08/20/11	1.210	660	7	—
Russian Federation, 7.500%, 03/31/30	0.500% semi-annually	11/20/11	1.280	740	9	—
United Mexican States, 7.500%, 04/08/33	0.960% semi-annually	07/20/10	0.619	2,000	(5)	—
Union Bank of Switzerland AG:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	11.849	520	96	—
Republic of Venezuela, 9.250%, 09/15/27	2.030% semi-annually	06/20/12	10.628	510	85	—
Republic of Venezuela, 9.250%, 09/15/27	2.550% semi-annually	07/20/12	10.611	770	124	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	08/20/10	0.737	300	— (h)	—
					(4)	—

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Credit Default Swaps—Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125%, 05/11/07*	0.680% semi-annually	08/20/12	1.603%	1,510	(34)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.721% semi-annually	03/20/12	10.686	1,520	(239)	—
Citibank, N.A.:
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	11.881	720	(135)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.630% semi-annually	05/20/11	1.081	1,410	(5)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.600% semi-annually	03/20/12	1.503	870	(14)
Deutsche Bank AG, New York:
Republic of Argentina, 8.280%, 12/31/33*	1.960% semi-annually	04/20/12	11.951	230	(41)	—
Republic of Argentina, 8.280%, 12/31/33*	2.080% semi-annually	07/20/12	11.849	830	(162)	—
Republic of Argentina, 8.280%, 12/31/33*	2.140% semi-annually	06/20/12	11.881	1,140	(214)	—
Republic of Argentina, 8.280%, 12/31/33*	2.327% semi-annually	07/20/12	11.849	1,450	(276)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.535% semi-annually	03/20/12	1.503	1,510	(26)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.610% semi-annually	03/20/12	1.503	620	(10)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.710% semi-annually	08/20/12	1.603	1,090	(24)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.604% semi-annually	04/20/12	10.666	870	(141)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.620% semi-annually	04/20/12	10.666	410	(66)	—
Russian Federation, 7.500%, 03/31/30*	0.770% semi-annually	08/20/10	0.737	70	— (h)	—
Russian Federation, 7.500%, 03/31/30*	0.510% semi-annually	12/20/11	1.298	1,580	(21)	—
Russian Federation, 7.500%, 03/31/30*	0.525% semi-annually	12/20/11	1.298	1,360	(18)	—
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33*	3.380% semi-annually	10/20/10	11.105	400	(14)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	11.881	1,430	(268)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.690% semi-annually	04/20/12	10.666	750	(120)	—
Republic of Venezuela, 9.250%, 09/15/27*	3.400% semi-annually	08/20/12	10.595	90	(13)	—
Russian Federation, 7.500%, 03/31/30*	1.010% semi-annually	07/20/10	0.737	2,000	4	—
Union Bank of Switzerland AG:
Republic of Venezuela, 9.250%, 09/15/27*	2.510% semi-annually	07/20/12	10.611	1,550	(251)	—
					(2,088)	—

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   17

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.2%
96	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.489%, 11/25/35 (m)	95
196	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 0.481%, 11/25/35 (m)	189
	Total Asset-Backed Securities (Cost $291)	284
Collateralized Mortgage Obligations — 0.1%
	Non-Agency CMO — 0.1%
138	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 0.479%, 03/25/36 (m)	70
282	Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.539%, 08/19/45 (m)	177
	Total Collateralized Mortgage Obligations (Cost $420)	247
U.S. Treasury Obligations — 96.9%
	U.S. Treasury Inflation Indexed Bonds,
4,685	1.750%, 01/15/28	4,589
5,700	2.000%, 01/15/26	6,186
2,735	2.125%, 02/15/40	2,728
8,070	2.375%, 01/15/25	9,706
4,810	2.375%, 01/15/27	5,381
4,755	2.500%, 01/15/29	5,072
1,620	3.375%, 04/15/32 (m)	2,404
5,100	3.625%, 04/15/28 (m)	8,336
5,460	3.875%, 04/15/29 (m)	9,129
	U.S. Treasury Inflation Indexed Notes,
4,865	0.625%, 04/15/13	5,096
4,831	1.250%, 04/15/14	5,135
4,400	1.375%, 07/15/18	4,443
3,725	1.375%, 01/15/20	3,692
6,135	1.625%, 01/15/15	7,286
3,130	1.625%, 01/15/18	3,327
6,065	1.875%, 07/15/13	7,585
4,495	1.875%, 07/15/15	5,312
4,990	1.875%, 07/15/19	5,257
5,985	2.000%, 04/15/12	6,696
6,715	2.000%, 01/15/14	8,376
6,328	2.000%, 07/15/14	7,757
6,680	2.000%, 01/15/16	7,757
4,755	2.125%, 01/15/19	5,088
4,975	2.375%, 04/15/11	5,605
4,900	2.375%, 01/15/17	5,703
5,350	2.500%, 07/15/16	6,288
4,200	2.625%, 07/15/17	4,846
6,350	3.000%, 07/15/12 (k)	8,253
1,675	3.375%, 01/15/12	2,191
	Total U.S. Treasury Obligations (Cost $163,592)	169,224

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
890	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (m) (Cost $890)	890
	Total Investments —97.7% (Cost $165,193)	170,645
	Other Assets in Excess of Liabilities — 2.3%	3,928
	NET ASSETS — 100.0%	$174,573

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
15	10 Year U.S. Treasury Note	06/21/10	$1,762	$14

	Short Futures Outstanding
(76)	2 Year U.S. Treasury Note	06/30/10	(16,525)	(50)
				$(36)

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 0.7%
900	American Express Credit Account Master Trust, Series 2005-1, Class A, VAR, 0.262%, 10/15/12	900
	Asset Backed Funding Certificates,
3,291	Series 2005-HE2, Class M1, VAR, 0.709%, 06/25/35	3,140
4,500	Series 2005-OPT1, Class A2C, VAR, 0.589%, 07/25/35	4,199
4,912	Asset Backed Securities Corp. Home Equity, Series 2005-HE4, Class M1, VAR, 0.649%, 05/25/35	4,726
1,200	Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.850%, 11/15/13	1,243
2,077	Centex Home Equity, Series 2005-C, Class AF6, SUB, 4.638%, 06/25/35	2,003
600	Citibank Credit Card Issuance Trust, Series 2007-A6, Class A6, VAR, 0.241%, 07/12/12	599
2,436	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	2,051
5,275	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	5,240
3,920	Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, VAR, 0.799%, 07/25/34	2,836
900	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, VAR, 0.421%, 12/17/12	899
8,365	Morgan Stanley ABS Capital I, Series 2004-OP1, Class M1, VAR, 0.809%, 11/25/34	6,415
770	New Century Home Equity Loan Trust, Series 2003-5, Class AI7, VAR, 5.150%, 11/25/33	757
996	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A4, VAR, 0.232%, 06/17/13	992
4,355	Park Place Securities, Inc., Series 2005-WHQ3, Class M1, VAR, 0.649%, 06/25/35	3,752
931	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	859
2,490	Saxon Asset Securities Trust, Series 2002-3, Class AF6, SUB, 5.407%, 05/25/31	2,322
1,172	SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, VAR, 0.279%, 10/25/36	1,149
8,300	Wells Fargo Home Equity Trust, Series 2004-2, Class AI6, VAR, 5.000%, 05/25/34	7,991
	Total Asset-Backed Securities (Cost $49,828)	52,073
Collateralized Mortgage Obligations — 6.3%
	Agency CMO — 0.6%
	Federal Home Loan Mortgage Corp. REMICS,
3,439	Series 2975, Class SJ, IF, IO, 6.419%, 05/15/35	430
901	Series 3171, Class ST, IF, IO, 6.254%, 06/15/36	72
890	Series 3218, Class AS, IF, IO, 6.349%, 09/15/36	111
3,955	Series 3236, Class IS, IF, IO, 6.419%, 11/15/36	499
5,059	Series 3370, Class SH, IF, IO, 6.219%, 10/15/37	428
	Federal National Mortgage Association REMICS,
14,829	Series 2003-80, Class DI, IO, 5.500%, 10/25/31	1,427
4,286	Series 2004-17, Class DS, IF, IO, 6.921%, 11/25/32	383
876	Series 2004-41, Class SA, IF, IO, 6.921%, 02/25/32	89
16,753	Series 2006-20, Class IG, IF, IO, 6.421%, 04/25/36	2,048
5,442	Series 2006-69, Class KI, IF, IO, 7.071%, 08/25/36	453
11,152	Series 2007-109, Class GI, IF, IO, 5.841%, 12/25/37	1,142
25,952	Series 2008-17, Class KS, IF, IO, 6.121%, 11/25/37	2,014
20,173	Series 2008-61, Class S, IF, IO, 5.871%, 07/25/38	2,051
57,682	Series 2008-71, Class SB, IF, IO, 6.256%, 10/25/29	4,929
41,071	Series 2009-95, Class HI, IO, 6.000%, 12/25/38	8,196
	Federal National Mortgage Association STRIPS,
8,513	Series 366, Class 18, IO, 4.000%, 10/01/35	780
10,116	Series 377, Class 2, IO, 5.000%, 10/01/36	2,016
18,997	Series 379, Class 2, IO, 5.500%, 05/01/37	3,364
39,345	Series 390, Class C7, IO, 4.000%, 07/25/23	4,214
61,516	Series 390, Class C8, IO, 4.500%, 07/25/23	6,945
		41,591
	Non-Agency CMO — 5.7%
	Banc of America Alternative Loan Trust,
14,712	Series 2004-1, Class 1A1, 6.000%, 02/25/34	14,576
6,684	Series 2004-12, Class 2CB1, 6.000%, 01/25/35	6,021
5,626	Series 2005-2, Class 2CB1, 6.000%, 03/25/35	4,843
8,985	Series 2006-4, Class 2A1, 6.000%, 05/25/21	7,932
11,911	Banc of America Funding Corp., Series 2006-3, Class 4A19, 5.750%, 03/25/36	10,945
	Banc of America Mortgage Securities, Inc.,
15,450	Series 2005-11, Class 2A1, 5.250%, 12/25/20	14,817
22,780	Series 2007-3, Class 1A1, 6.000%, 09/25/37	18,356

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   19

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,890	Citicorp Mortgage Securities, Inc., Series 2007-2, Class 1A5, 5.750%, 02/25/37	2,750
	CitiMortgage Alternative Loan Trust,
8,905	Series 2006-A1, Class 1A5, 5.500%, 04/25/36	7,419
11,200	Series 2006-A1, Class 1A6, 6.000%, 04/25/36	8,632
18,395	Series 2007-A6, Class 1A5, 6.000%, 06/25/37	13,984
	Countrywide Alternative Loan Trust,
3,491	Series 2004-5CB, Class 2A1, 5.000%, 05/25/19	3,331
6,857	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	6,607
9,400	Series 2005-28CB, Class 1A6, 5.500%, 08/25/35	6,238
35,397	Series 2005-70CB, Class A5, 5.500%, 12/25/35	32,234
7,418	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	6,820
5,172	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	4,668
14,250	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	13,169
6,146	Series 2006-19CB, Class A15, 6.000%, 08/25/36	4,984
6,903	Series 2006-24CB, Class A1, 6.000%, 06/25/36	5,575
11,797	Series 2006-24CB, Class A23, 6.000%, 06/25/36	9,728
2,297	Series 2006-28CB, Class A17, 6.000%, 10/25/36	1,575
7,521	Series 2006-31CB, Class A3, 6.000%, 11/25/36	6,088
2,682	Series 2006-41CB, Class 2A17, 6.000%, 01/25/37	2,177
2,205	Series 2006-J3, Class 2A1, 4.750%, 12/25/20	1,854
2,895	Series 2007-5CB, Class 1A31, 5.500%, 04/25/37	1,911
	Countrywide Home Loan Mortgage Pass Through Trust,
4,451	Series 2005-10, Class A1, 5.500%, 05/25/35	3,981
7,918	Series 2005-20, Class A7, 5.250%, 12/25/27	7,287
13,874	Series 2006-15, Class A1, 6.250%, 10/25/36	12,052
5,227	Series 2006-20, Class 1A36, 5.750%, 02/25/37	4,336
17,922	Series 2007-16, Class A1, 6.500%, 10/25/37	14,831
25,950	Series 2007-17, Class 1A1, 6.000%, 10/25/37	22,908
567	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36	549
8,822	First Horizon Alternative Mortgage Securities, Series 2006-FA7, Class A1, 5.750%, 12/25/36	7,181
13,310	First Horizon Asset Securities, Inc., Series 2007-5, Class A4, 6.250%, 11/25/37	11,546
20,677	Lehman Mortgage Trust, Series 2005-1, Class 7A1, 5.500%, 11/25/20	20,295
8,551	MASTR Alternative Loans Trust, Series 2005-5, Class 3A1, 5.750%, 08/25/35	7,305
	Residential Accredit Loans, Inc.,
10,312	Series 2003-QS20, Class CB, 5.000%, 11/25/18	9,838
3,194	Series 2007-QS4, Class 5A2, 5.500%, 04/25/22	2,605
15,203	Residential Funding Mortgage Securities I, Series 2006-S10, Class 1A1, 6.000%, 10/25/36	12,478
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,431	Series 2005-8, Class 1A8, 5.500%, 10/25/35	2,078
3,332	Series 2006-1, Class 3A2, 5.750%, 02/25/36	2,640
35,572	Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 3A6, 6.500%, 07/25/37	24,811
	Wells Fargo Mortgage Backed Securities Trust,
21,454	Series 2006-1, Class A3, 5.000%, 03/25/21	20,747
13,196	Series 2007-5, Class 2A3, 5.500%, 05/25/22	12,312
1,467	Series 2007-11, Class A96, 6.000%, 08/25/37	1,236
		418,250
	Total Collateralized Mortgage Obligations (Cost $446,839)	459,841
Commercial Mortgage-Backed Securities — 0.2%
2,800	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.668%, 07/10/43	2,772
430	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A2, 3.992%, 10/15/29	430
	Morgan Stanley Capital I,
4,793	Series 2004-HQ3, Class A2, 4.050%, 01/13/41	4,818
4,200	Series 2004-HQ3, Class A3, 4.490%, 01/13/41	4,273
	Total Commercial Mortgage-Backed Securities (Cost $11,576)	12,293
Corporate Bonds — 23.1%
	Consumer Discretionary — 7.0%
	Auto Components — 0.2%
11,050	Affinia Group, Inc., 9.000%, 11/30/14	10,788
2,206	Exide Technologies, 10.500%, 03/15/13	2,145
	Goodyear Tire & Rubber Co. (The),
390	8.625%, 12/01/11	405
1,330	9.000%, 07/01/15	1,371
295	10.500%, 05/15/16	318

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Auto Components — Continued
	TRW Automotive, Inc.,
760	7.000%, 03/15/14 (e)	726
800	7.250%, 03/15/17 (e)	756
1,040	United Components, Inc., 9.375%, 06/15/13	1,032
		17,541
	Automobiles — 0.7%
12,600	Ford Holdings LLC, 9.300%, 03/01/30	12,506
	Ford Motor Co.,
325	7.500%, 08/01/26	271
1,900	9.980%, 02/15/47	1,867
	Motors Liquidation Co.,
175	1.500%, 06/01/49	1,180
1,533	5.250%, 03/06/32	10,339
1,545	6.250%, 07/15/33	10,493
170	7.250%, 04/15/41 (m)	1,132
505	7.250%, 07/15/41	3,365
687	7.250%, 02/15/52 (m)	4,578
581	7.375%, 05/15/48	3,872
51	7.375%, 10/01/51 (m)	341
325	Oshkosh Corp., 8.250%, 03/01/17 (e)	325
		50,269
	Distributors — 0.1%
	KAR Auction Services, Inc.,
2,077	8.750%, 05/01/14	2,098
9	10.000%, 05/01/15	9
2,280	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	2,286
		4,393
	Diversified Consumer Services — 0.1%
	Service Corp. International,
3,447	6.750%, 04/01/15	3,413
735	7.000%, 06/15/17	720
2,360	7.375%, 10/01/14	2,401
2,000	Stewart Enterprises, Inc., 3.125%, 07/15/14	1,725
		8,259
	Hotels, Restaurants & Leisure — 1.6%
1,940	Boyd Gaming Corp., 7.125%, 02/01/16	1,528
	Harrah’s Operating Co., Inc.,
32,300	10.000%, 12/15/18	24,387
5,425	11.250%, 06/01/17	5,628
	Host Hotels & Resorts LP,
2,030	6.375%, 03/15/15	1,994
2,080	6.750%, 06/01/16	2,049
1,475	6.875%, 11/01/14	1,468
13,954	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	11,338
1,060	Landry’s Restaurants, Inc., 11.625%, 12/01/15 (e)	1,108
2,000	Mashantucket Western Pequot Tribe, 5.912%, 09/01/21 (e)	1,240
	MGM Mirage,
3,635	5.875%, 02/27/14	3,062
19,400	6.750%, 09/01/12	17,945
1,500	6.750%, 04/01/13	1,346
1,380	7.500%, 06/01/16	1,094
80	10.375%, 05/15/14 (e)	85
2,815	11.125%, 11/15/17 (e)	3,040
2,390	Peninsula Gaming LLC, 10.750%, 08/15/17 (e)	2,330
2,450	Real Mex Restaurants, Inc., 14.000%, 01/01/13	2,272
	Royal Caribbean Cruises Ltd., (Liberia),
371	6.875%, 12/01/13	369
2,980	7.000%, 06/15/13	2,958
3,268	7.250%, 06/15/16	3,186
3,327	11.875%, 07/15/15	3,768
12,450	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	9,898
1,729	Six Flags Operations, Inc., 12.250%, 07/15/16 (d) (e)	1,919
	Starwood Hotels & Resorts Worldwide, Inc.,
2,290	6.750%, 05/15/18	2,279
1,765	7.875%, 10/15/14	1,884
	Travelport LLC,
875	9.875%, 09/01/14	895
290	11.875%, 09/01/16	302
5,810	Vail Resorts, Inc., 6.750%, 02/15/14	5,766
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
1,560	6.625%, 12/01/14	1,509
		116,647
	Household Durables — 0.6%
3,440	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13	3,432
3,725	Ames True Temper, Inc., VAR, 4.251%, 01/15/12	3,483
13,094	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	13,683
1,865	Libbey Glass, Inc., 10.000%, 02/15/15 (e)	1,930
4,034	M/I Homes, Inc., 6.875%, 04/01/12	3,913
5,000	Meritage Homes Corp., 6.250%, 03/15/15	4,713
	Sealy Mattress Co.,
3,215	8.250%, 06/15/14	3,151

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   21

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Household Durables — Continued
3,105	10.875%, 04/15/16 (e)	3,392
7,920	Simmons Bedding Co., 11.250%, 07/15/15 (e)	8,593
		46,290
	Internet & Catalog Retail — 0.0% (g)
395	QVC, Inc., 7.500%, 10/01/19 (e)	400
	Leisure Equipment & Products — 0.1%
2,740	Easton-Bell Sports, Inc., 9.750%, 12/01/16 (e)	2,843
865	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	800
		3,643
	Media — 2.4%
2,900	CBS Corp., 8.200%, 05/15/14	3,349
7,370	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13	7,481
4,035	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	4,035
	Charter Communications Operating LLC/Charter Communications Operating Capital,
850	8.000%, 04/30/12 (e)	880
4,085	8.375%, 04/30/14 (e)	4,146
	Clear Channel Worldwide Holdings, Inc.,
1,305	9.250%, 12/15/17 (e)	1,331
2,255	9.250%, 12/15/17 (e)	2,317
	DirecTV Holdings LLC/DirecTV Financing Co.,
630	6.375%, 06/15/15	651
2,280	7.625%, 05/15/16	2,500
	DISH DBS Corp.,
3,060	7.125%, 02/01/16	3,068
6,830	7.750%, 05/31/15	7,086
6,720	7.875%, 09/01/19	6,921
	Intelsat Jackson Holdings S.A., (Bermuda),
2,430	8.500%, 11/01/19 (e)	2,461
8,885	9.500%, 06/15/16	9,329
6,815	11.250%, 06/15/16	7,275
	Intelsat Luxembourg S.A., (Bermuda),
7,191	PIK, 11.500%, 02/04/17	7,029
20,000	SUB, 11.250%, 02/04/17	20,275
10	Intelsat Subsidiary Holding Co. S.A., (Bermuda), 8.875%, 01/15/15 (e)	10
1,800	News America, Inc., 6.900%, 08/15/39 (e)	1,987
5,565	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	5,579
	Telesat Canada/Telesat LLC, (Canada),
9,821	11.000%, 11/01/15	10,705
7,500	12.500%, 11/01/17	8,400
13,530	Valassis Communications, Inc., 8.250%, 03/01/15	13,665
	Videotron Ltee, (Canada),
2,105	6.375%, 12/15/15	2,063
1,958	6.875%, 01/15/14	1,965
	Virgin Media Finance plc, (United Kingdom),
1,715	8.375%, 10/15/19	1,726
1,175	9.500%, 08/15/16	1,245
1,545	WMG Acquisition Corp., 9.500%, 06/15/16 (e)	1,622
14,703	WMG Holdings Corp., SUB, 9.500%, 12/15/14	14,703
16,230	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	17,772
		171,576
	Multiline Retail — 0.2%
590	Couche-Tard U.S. LP/Couche-Tard Finance Corp., 7.500%, 12/15/13	593
1,725	HSN, Inc., 11.250%, 08/01/16	1,936
2,105	JC Penney Corp., Inc., 7.950%, 04/01/17	2,305
	Macy’s Retail Holdings, Inc.,
455	5.900%, 12/01/16	441
3,085	8.875%, 07/15/15	3,386
2,487	Neiman-Marcus Group, Inc. (The), PIK, 9.750%, 10/15/15	2,450
		11,111
	Specialty Retail — 0.9%
9,175	Blockbuster, Inc., 11.750%, 10/01/14 (e)	6,606
2,107	Burlington Coat Factory Investment Holdings, Inc., SUB, 14.500%, 10/15/14	2,160
6,825	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14	6,944
3,000	General Nutrition Centers, Inc., PIK, 5.178%, 03/15/14	2,760
	Michael’s Stores, Inc.,
8,000	11.375%, 11/01/16	8,040
21,500	SUB, 0.000%, 11/01/16	17,523
2,830	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	2,193
	Nebraska Book Co., Inc.,
7,220	8.625%, 03/15/12	6,498
1,018	10.000%, 12/01/11 (e)	1,033
3,320	PEP Boys — Manny, Moe & Jack, 7.500%, 12/15/14	3,113
2,990	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	3,125
7,700	Toys R Us, Inc., 7.875%, 04/15/13	7,738
		67,733

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Textiles, Apparel & Luxury Goods — 0.1%
	Hanesbrands, Inc.,
1,055	8.000%, 12/15/16	1,076
3,110	VAR, 3.831%, 12/15/14	2,916
	Levi Strauss & Co.,
980	8.875%, 04/01/16	1,016
750	9.750%, 01/15/15	782
5,344	Quiksilver, Inc., 6.875%, 04/15/15	4,556
		10,346
	Total Consumer Discretionary	508,208
	Consumer Staples — 1.0%
	Beverages — 0.1%
	Constellation Brands, Inc.,
4,240	7.250%, 09/01/16	4,288
1,130	8.375%, 12/15/14	1,203
		5,491
	Food & Staples Retailing — 0.2%
	Rite Aid Corp.,
6,090	7.500%, 03/01/17	5,649
705	9.500%, 06/15/17	583
575	9.750%, 06/12/16	614
215	10.250%, 10/15/19	227
5,840	SUPERVALU, Inc., 8.000%, 05/01/16	5,884
		12,957
	Food Products — 0.3%
450	B&G Foods, Inc., 7.625%, 01/15/18	454
1,250	Bumble Bee Foods LLC, 7.750%, 12/15/15 (e)	1,253
	Chiquita Brands International, Inc.,
4,000	7.500%, 11/01/14	3,940
4,400	8.875%, 12/01/15	4,466
	Del Monte Corp.,
180	6.750%, 02/15/15	184
740	7.500%, 10/15/19 (e)	751
	Dole Food Co., Inc.,
1,460	8.000%, 10/01/16 (e)	1,486
870	13.875%, 03/15/14 (e)	1,037
1,567	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	1,771
1,715	Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp., 9.250%, 04/01/15 (e)	1,741
	Smithfield Foods, Inc.,
4,945	7.750%, 05/15/13	4,821
6,000	7.750%, 07/01/17	5,490
105	10.000%, 07/15/14 (e)	114
		27,508
	Household Products — 0.3%
	Central Garden and Pet Co.,
1,575	8.250%, 03/01/18	1,589
4,047	9.125%, 02/01/13	4,118
	Jarden Corp.,
1,180	7.500%, 05/01/17	1,186
3,955	8.000%, 05/01/16	4,133
9,888	Spectrum Brands, Inc., PIK, 12.000%, 08/28/19	10,036
695	Visant Corp., 7.625%, 10/01/12	698
2,610	Visant Holding Corp., SUB, 10.250%, 12/01/13	2,682
990	Yankee Acquisition Corp., 8.500%, 02/15/15	990
		25,432
	Personal Products — 0.1%
4,605	Revlon Consumer Products Corp., 9.750%, 11/15/15 (e)	4,732
	Total Consumer Staples	76,120
	Energy — 1.0%
	Energy Equipment & Services — 0.2%
1,510	Bristow Group, Inc., 6.125%, 06/15/13	1,480
1,625	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	1,544
1,250	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 10.000%, 01/15/18 (e)	1,219
5,414	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	5,468
3,500	Key Energy Services, Inc., 8.375%, 12/01/14	3,465
2,500	PHI, Inc., 7.125%, 04/15/13	2,412
810	Pride International, Inc., 8.500%, 06/15/19	905
		16,493
	Oil, Gas & Consumable Fuels — 0.8%
6,277	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	5,743
3,500	Arch Coal, Inc., 8.750%, 08/01/16 (e)	3,622
	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.,
2,395	10.750%, 02/01/18	2,593
1,435	12.125%, 08/01/17	1,614
	Chesapeake Energy Corp.,
1,820	6.500%, 08/15/17	1,729
1,370	6.875%, 01/15/16	1,348
1,825	7.500%, 06/15/14	1,843
	Denbury Resources, Inc.,
800	7.500%, 04/01/13	808
3,260	9.750%, 03/01/16	3,513

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   23

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	El Paso Corp.,
1,420	6.875%, 06/15/14	1,432
2,480	8.250%, 02/15/16	2,629
975	Forest Oil Corp., 8.500%, 02/15/14	1,007
	Inergy LP/Inergy Finance Corp.,
635	6.875%, 12/15/14	619
980	8.250%, 03/01/16	992
2,675	8.750%, 03/01/15	2,749
315	Linn Energy LLC, 11.750%, 05/15/17 (e)	356
735	Newfield Exploration Co., 6.625%, 04/15/16	729
	OPTI Canada, Inc., (Canada),
940	8.250%, 12/15/14	837
1,035	9.000%, 12/15/12 (e)	1,053
	Petrohawk Energy Corp.,
4,100	7.875%, 06/01/15	4,100
1,470	9.125%, 07/15/13	1,529
2,000	Quicksilver Resources, Inc., 11.750%, 01/01/16	2,270
2,430	Range Resources Corp., 7.500%, 05/15/16	2,485
	SandRidge Energy, Inc.,
585	9.875%, 05/15/16 (e)	604
955	PIK, 8.625%, 04/01/15	936
740	Swift Energy Co., 7.125%, 06/01/17	701
6,500	Western Refining, Inc., 11.250%, 06/15/17 (e)	5,460
		53,301
	Total Energy	69,794
	Financials — 4.5%
	Capital Markets — 0.0% (g)
1,732	Credit Suisse, (Switzerland), VAR, 0.940%, 05/15/17 (x)	1,299
	Commercial Banks — 1.4%
	Barclays Bank plc, (United Kingdom),
13,215	VAR, 5.926%, 12/15/16 (e) (x)	10,837
17,850	VAR, 7.434%, 12/15/17 (e) (x)	16,511
2,700	Comerica Bank, VAR, 0.402%, 08/24/11	2,634
32,200	Credit Agricole S.A., (France), VAR, 6.637%, 05/31/17 (e) (x)	26,726
16,500	Discover Bank, 8.700%, 11/18/19	17,802
15,850	Lloyds TSB Bank plc, (United Kingdom), 5.800%, 01/13/20 (e)	15,337
10,506	Royal Bank of Scotland Group plc, (United Kingdom), 9.118%, 07/01/10 (f) (i) (x)	9,981
3,172	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	2,554
		102,382
	Consumer Finance — 0.7%
7,469	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (f) (i)	5,826
	Ford Motor Credit Co. LLC,
620	7.500%, 08/01/12	623
6,145	7.800%, 06/01/12	6,210
10,900	8.000%, 12/15/16	10,945
750	8.700%, 10/01/14	769
	GMAC, Inc.,
2,450	6.625%, 05/15/12	2,419
175	6.875%, 09/15/11	175
5,685	6.875%, 08/28/12	5,628
	SLM Corp.,
1,475	5.000%, 04/15/15	1,297
204	5.000%, 06/15/18	161
3,011	5.050%, 11/14/14	2,686
7,550	5.375%, 05/15/14	7,000
7,037	8.450%, 06/15/18	6,883
750	VAR, 0.549%, 01/27/14	623
		51,245
	Diversified Financial Services — 0.9%
16,685	Chukchansi Economic Development Authority, 8.000%, 11/15/13 (e)	13,515
	CIT Group, Inc.,
126	7.000%, 05/01/13	119
189	7.000%, 05/01/14	173
8,189	7.000%, 05/01/15	7,432
14,145	7.000%, 05/01/16	12,518
441	7.000%, 05/01/17	390
6,830	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	6,565
	Deluxe Corp.,
2,000	5.125%, 10/01/14	1,775
1,000	7.375%, 06/01/15	970
4,050	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	4,658
4,100	General Electric Capital Corp., VAR, 0.320%, 08/15/11	4,068
1,750	UCI Holdco, Inc., PIK, 9.250%, 12/15/13	1,610
8,000	Universal City Development Partners Ltd., 10.875%, 11/15/16 (e)	8,280
		62,073
	Insurance — 1.5%
2,350	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	2,398
2,600	Hartford Life Institutional Funding, VAR, 0.570%, 08/15/13 (e)	2,389

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Insurance — Continued
23,520	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	21,815
	Liberty Mutual Group, Inc.,
9,540	7.800%, 03/15/37 (e)	8,157
17,985	VAR, 10.750%, 06/15/58 (e)	19,424
2,400	MetLife Capital Trust X, VAR, 9.250%, 04/08/38 (e)	2,664
	Metropolitan Life Global Funding I,
3,650	5.125%, 11/09/11 (e)	3,830
2,400	5.125%, 04/10/13 (e)	2,592
1,400	5.200%, 09/18/13 (e)	1,501
	Nationwide Mutual Insurance Co.,
1,783	8.250%, 12/01/31 (e)	1,784
13,100	9.375%, 08/15/39 (e)	14,594
	Pricoa Global Funding I,
3,600	4.625%, 06/25/12 (e)	3,807
4,000	VAR, 0.381%, 06/26/12 (e)	3,889
	USI Holdings Corp.,
12,164	9.750%, 05/15/15 (e)	11,160
575	VAR, 4.125%, 11/15/14 (e) (f) (i)	476
8,000	Xlliac Global Funding, VAR, 0.550%, 08/10/10 (e)	7,806
		108,286
	Total Financials	325,285
	Health Care — 1.2%
	Health Care Equipment & Supplies — 0.2%
8,310	Biomet, Inc., PIK, 11.125%, 10/15/17	9,100
935	Cooper Cos., Inc. (The), 7.125%, 02/15/15	921
3,660	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14	3,916
		13,937
	Health Care Providers & Services — 0.9%
3,180	Bausch & Lomb, Inc., 9.875%, 11/01/15	3,260
5,165	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	5,346
1,945	DaVita, Inc., 7.250%, 03/15/15	1,952
	HCA, Inc.,
2,282	5.750%, 03/15/14	2,134
2,816	6.375%, 01/15/15	2,647
5,605	9.250%, 11/15/16	5,948
16,358	PIK, 9.625%, 11/15/16	17,503
5,635	Health Management Associates, Inc., 6.125%, 04/15/16	5,255
11,451	Multiplan, Inc., 10.375%, 04/15/16 (e)	11,737
774	Surgical Care Affiliates, Inc., PIK, 8.875%, 07/15/15 (e)	759
	Tenet Healthcare Corp.,
1,620	8.875%, 07/01/19 (e)	1,709
1,480	9.250%, 02/01/15	1,502
1,570	10.000%, 05/01/18 (e)	1,727
2,635	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	2,714
2,705	US Oncology, Inc., 9.125%, 08/15/17	2,806
		66,999
	Pharmaceuticals — 0.1%
	Elan Finance plc/Elan Finance Corp., (Ireland),
1,800	8.750%, 10/15/16 (e)	1,746
2,855	VAR, 4.250%, 11/15/11	2,741
		4,487
	Total Health Care	85,423
	Industrials — 2.6%
	Aerospace & Defense — 0.1%
2,310	Alliant Techsystems, Inc., 6.750%, 04/01/16	2,275
745	Bombardier, Inc., (Canada), 8.000%, 11/15/14 (e)	775
	L-3 Communications Corp.,
1,600	5.875%, 01/15/15	1,606
2,060	6.375%, 10/15/15	2,093
1,325	Sequa Corp., 11.750%, 12/01/15 (e)	1,299
2,015	Spirit Aerosystems, Inc., 7.500%, 10/01/17 (e)	1,995
155	Triumph Group, Inc., 8.000%, 11/15/17 (e)	156
		10,199
	Airlines — 0.6%
993	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	1,112
	American Airlines, Inc.,
2,100	10.500%, 10/15/12 (e)	2,152
933	13.000%, 08/01/16	1,041
9,131	Continental Airlines, 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	8,127
576	Continental Airlines, 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19 (f) (i)	530
9,053	Continental Airlines, 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	8,103
2,739	Continental Airlines, 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	2,438
7,500	Delta Air Lines, Inc., 7.750%, 12/17/19	7,687
	Northwest Airlines, Inc.,
6,859	7.027%, 11/01/19	6,104
535	8.028%, 11/01/17	482
2,200	United Air Lines, Inc., 10.400%, 11/01/16	2,327
		40,103

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   25

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Building Products — 0.0% (g)
970	Associated Materials LLC/Associated Materials Finance, Inc., 9.875%, 11/15/16	1,028
	Commercial Services & Supplies — 0.5%
	ACCO Brands Corp.,
1,580	7.625%, 08/15/15	1,450
4,370	10.625%, 03/15/15 (e)	4,750
	Catalent Pharma Solutions, Inc.,
EUR 3,750	9.750%, 04/15/17	4,340
5,500	PIK, 10.250%, 04/15/15	5,212
	Cenveo Corp.,
800	7.875%, 12/01/13	740
3,108	10.500%, 08/15/16 (e)	3,092
	Corrections Corp. of America,
520	6.250%, 03/15/13	523
3,042	6.750%, 01/31/14	3,065
1,050	7.750%, 06/01/17	1,076
1,665	Geo Group, Inc. (The), 7.750%, 10/15/17 (e)	1,686
	Iron Mountain, Inc.,
1,203	6.625%, 01/01/16	1,185
600	7.750%, 01/15/15	604
3,690	8.750%, 07/15/18	3,847
	Quebecor World Capital Corp., (Canada),
2,565	6.125%, 11/15/13 (d) (f)	141
2,650	6.500%, 08/01/27 (d) (f)	146
1,050	9.750%, 01/15/15 (d) (f)	58
2,420	ServiceMaster Co. (The), PIK, 10.750%, 07/15/15 (e)	2,480
		34,395
	Construction & Engineering — 0.0% (g)
440	Esco Corp., 8.625%, 12/15/13 (e)	433
	Electrical Equipment — 0.1%
4,672	Viasystems, Inc., 12.000%, 01/15/15 (e)	4,976
	Electronics — 0.1%
7,400	Da-Lite Screen Co., Inc., 9.500%, 05/15/11	7,363
	Environmental Control — 0.0% (g)
1,485	Clean Harbors, Inc., 7.625%, 08/15/16	1,500
	Industrial Conglomerates — 0.5%
	Harland Clarke Holdings Corp.,
7,150	9.500%, 05/15/15	6,524
20,299	VAR, 6.000%, 05/15/15	16,138
12,292	JB Poindexter & Co., Inc., 8.750%, 03/15/14	10,571
960	Koppers, Inc., 7.875%, 12/01/19 (e)	977
		34,210
	Industrial Machinery — 0.1%
1,960	Baldor Electric Co., 8.625%, 02/15/17	2,009
2,705	General Cable Corp., 7.125%, 04/01/17	2,638
	RBS Global, Inc./Rexnord LLC,
4,666	9.500%, 08/01/14 (e)	4,724
		9,371
	Machinery — 0.1%
3,360	Case New Holland, Inc., 7.750%, 09/01/13 (e)	3,377
	Terex Corp.,
3,295	8.000%, 11/15/17	3,065
2,175	10.875%, 06/01/16	2,376
895	Titan International, Inc., 8.000%, 01/15/12	890
		9,708
	Road & Rail — 0.5%
1,180	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	1,186
3,005	Hertz Corp. (The), 8.875%, 01/01/14	3,050
2,574	RailAmerica, Inc., 9.250%, 07/01/17	2,699
17,388	RSC Equipment Rental, Inc., 9.500%, 12/01/14	16,823
7,250	RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.250%, 11/15/19 (e)	7,178
	United Rentals North America, Inc.,
1,715	9.250%, 12/15/19	1,672
2,365	10.875%, 06/15/16	2,483
		35,091
	Trading Companies & Distributors — 0.0% (g)
2,340	Interline Brands, Inc., 8.125%, 06/15/14	2,352
	Total Industrials	190,729
	Information Technology — 1.3%
	Communications Equipment — 0.2%
	Avaya, Inc.,
16,435	9.750%, 11/01/15	15,613
1,165	PIK, 10.875%, 11/01/15	1,072
		16,685
	Electronic Equipment, Instruments & Components — 0.4%
1,770	Aeroflex, Inc., 11.750%, 02/15/15	1,792
90	Belden, Inc., 9.250%, 06/15/19 (e)	95
	Flextronics International Ltd., (Singapore),
2,149	6.250%, 11/15/14	2,144
1,305	6.500%, 05/15/13	1,334
4,700	Intcomex, Inc., 13.250%, 12/15/14 (e)	4,665
590	Jabil Circuit, Inc., 7.750%, 07/15/16	611
	NXP BV/NXP Funding LLC, (Netherlands),
10,928	7.875%, 10/15/14	10,108
2,755	VAR, 3.001%, 10/15/13	2,335

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Electronic Equipment, Instruments & Components — Continued
	Sanmina-SCI Corp.,
3,417	6.750%, 03/01/13	3,408
1,765	8.125%, 03/01/16	1,739
		28,231
	Internet Software & Services — 0.0% (g)
2,135	GXS Worldwide, Inc., 9.750%, 06/15/15 (e)	2,028
	IT Services — 0.4%
	First Data Corp.,
13,685	9.875%, 09/24/15	11,837
3,125	PIK, 10.550%, 09/24/15	2,711
400	Stream Global Services, Inc., 11.250%, 10/01/14 (e)	409
9,260	SunGard Data Systems, Inc., 10.250%, 08/15/15	9,607
		24,564
	Semiconductors & Semiconductor Equipment — 0.3%
	Amkor Technology, Inc.,
1,765	7.750%, 05/15/13	1,787
2,115	9.250%, 06/01/16	2,184
14,540	Freescale Semiconductor, Inc., 10.125%, 03/15/18 (e)	14,685
1,750	Sensata Technologies B.V., (Netherlands), 8.000%, 05/01/14	1,759
		20,415
	Software — 0.0% (g)
1,985	JDA Software Group, Inc., 8.000%, 12/15/14 (e)	2,045
	Total Information Technology	93,968
	Materials — 2.5%
	Chemicals — 0.3%
1,640	Ashland, Inc., 9.125%, 06/01/17 (e)	1,796
	Huntsman International LLC,
2,680	5.500%, 06/30/16 (e)	2,358
175	7.375%, 01/01/15	165
550	7.875%, 11/15/14	534
2,095	Johnsondiversey, Inc., 8.250%, 11/15/19 (e)	2,158
85	Nova Chemicals Corp., (Canada), 8.375%, 11/01/16 (e)	84
6,602	PolyOne Corp., 8.875%, 05/01/12	6,833
2,000	Reichhold Industries, Inc., 9.000%, 08/15/14 (e)	1,870
435	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	441
1,940	Solutia, Inc., 8.750%, 11/01/17	2,027
1,765	Terra Capital, Inc., 7.750%, 11/01/19 (e)	1,968
747	Westlake Chemical Corp., 6.625%, 01/15/16	715
		20,949
	Construction Materials — 0.1%
8,469	U.S. Concrete, Inc., 8.375%, 04/01/14 (d)	4,658
	Containers & Packaging — 0.8%
460	Ball Corp., 7.375%, 09/01/19	477
	Berry Plastics Corp.,
23,000	8.875%, 09/15/14 (e)	22,138
2,545	BWAY Corp., 10.000%, 04/15/14 (e)	2,621
9,410	Constar International, Inc., VAR, 3.625%, 02/15/12	7,740
2,665	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	2,752
195	Crown Americas LLC/Crown Americas Capital Corp. II, 7.625%, 05/15/17 (e)	203
	Graham Packaging Co. LP/GPC Capital Corp. I,
1,970	8.250%, 01/01/17 (e)	1,930
4,180	9.875%, 10/15/14	4,264
580	Greif, Inc., 7.750%, 08/01/19	597
665	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	687
1,750	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	1,750
745	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.750%, 10/15/16 (e)	754
15,616	Solo Cup Co., 8.500%, 02/15/14	14,835
1,645	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	1,723
		62,471
	Metals & Mining — 0.2%
2,595	Arch Western Finance LLC, 6.750%, 07/01/13	2,602
1,408	CII Carbon LLC, 11.125%, 11/15/15 (e) (f) (i)	1,404
2,310	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17 (e)	2,305
2,445	FMG Resources August 2006 Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	2,726
1,615	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	1,752
53	Noranda Aluminum Acquisition Corp., PIK, 5.274%, 05/15/15	42
780	Novelis, Inc., (Canada), 7.250%, 02/15/15	723
1,390	Peabody Energy Corp., 7.375%, 11/01/16	1,470
410	Vedanta Resources plc, (United Kingdom), 9.500%, 07/18/18 (e)	433
		13,457

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   27

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Paper & Forest Products — 1.1%
9,660	Abitibi-Consolidated Co. of Canada, (Canada), 13.750%, 04/01/11 (d) (e)	9,926
7,500	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	6,937
1,660	Clearwater Paper Corp., 10.625%, 06/15/16 (e)	1,843
	Georgia-Pacific LLC,
1,200	7.000%, 01/15/15 (e)	1,216
2,275	7.125%, 01/15/17 (e)	2,298
1,210	8.250%, 05/01/16 (e)	1,277
	Glatfelter,
2,365	7.125%, 05/01/16 (e)	2,270
5,219	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	4,306
34,771	NewPage Corp., 11.375%, 12/31/14	33,206
2,250	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	2,441
	Smurfit-Stone Container Enterprises, Inc.,
9,462	8.000%, 03/15/17 (d)	7,782
5,788	8.375%, 07/01/12 (d)	4,790
		78,292
	Total Materials	179,827
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.2%
	Clearwire Communications LLC/Clearwire Finance, Inc.,
29,905	12.000%, 12/01/15 (e)	29,232
2,025	Frontier Communications Corp., 6.625%, 03/15/15	1,964
3,510	GCI, Inc., 8.625%, 11/15/19 (e)	3,567
	Level 3 Financing, Inc.,
16,494	9.250%, 11/01/14	15,628
4,980	10.000%, 02/01/18 (e)	4,569
3,380	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	3,617
	PAETEC Holding Corp.,
3,855	8.875%, 06/30/17	3,884
1,700	9.500%, 07/15/15	1,653
	Qwest Communications International, Inc.,
3,335	7.125%, 04/01/18 (e)	3,335
7,720	7.500%, 02/15/14	7,797
1,040	Sable International Finance Ltd., (Cayman Islands), 7.750%, 02/15/17 (e)	1,066
	SBA Telecommunications, Inc.,
1,000	8.000%, 08/15/16 (e)	1,040
170	8.250%, 08/15/19 (e)	179
3,000	Telcordia Technologies, Inc., VAR, 4.001%, 07/15/12 (e)	2,835
	Wind Acquisition Finance S.A., (Luxembourg),
1,945	11.750%, 07/15/17 (e)	2,081
1,245	12.000%, 12/01/15 (e)	1,332
1,740	12.250%, 07/15/17 (e)	1,610
4,795	Windstream Corp., 8.625%, 08/01/16	4,879
		90,268
	Wireless Telecommunication Services — 0.4%
	Cricket Communications, Inc.,
2,325	9.375%, 11/01/14	2,313
315	10.000%, 07/15/15 (a)	319
3,395	Crown Castle International Corp., 9.000%, 01/15/15	3,667
	Digicel Group Ltd., (Bermuda),
2,335	8.250%, 09/01/17 (e)	2,218
400	8.875%, 01/15/15 (e)	382
2,896	iPCS, Inc., PIK, 4.249%, 05/01/14	2,490
3,635	MetroPCS Wireless, Inc., 9.250%, 11/01/14	3,626
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,537
770	NII Capital Corp., 10.000%, 08/15/16 (e)	835
	Sprint Capital Corp.,
8,160	6.900%, 05/01/19	7,160
2,395	8.750%, 03/15/32	2,114
		27,661
	Total Telecommunication Services	117,929
	Utilities — 0.4%
	Electric Utilities — 0.0% (g)
375	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	380
500	Calpine Corp., 7.250%, 10/15/17 (e)	481
1,700	FirstEnergy Solutions Corp., 6.800%, 08/15/39	1,737
		2,598
	Gas Utilities — 0.0% (g)
1,355	Crosstex Energy/Crosstex Energy Finance Corp., 8.875%, 02/15/18 (e)	1,375
1,285	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	1,301
		2,676

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — 0.3%
	AES Corp. (The),
2,235	8.000%, 10/15/17	2,221
3,515	9.750%, 04/15/16 (e)	3,752
2,450	Dynegy Holdings, Inc., 7.625%, 10/15/26	1,691
	Energy Future Holdings Corp.,
1,475	10.000%, 01/15/20 (e)	1,505
2,000	10.875%, 11/01/17	1,515
475	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	504
	NRG Energy, Inc.,
6,115	7.375%, 02/01/16	6,031
915	7.375%, 01/15/17	900
545	RRI Energy, Inc., 6.750%, 12/15/14	544
200	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	149
		18,812
	Multi-Utilities — 0.1%
1,100	Mirant Americas Generation LLC, 8.500%, 10/01/21	1,029
4,730	Mirant North America LLC, 7.375%, 12/31/13	4,712
		5,741
	Total Utilities	29,827
	Total Corporate Bonds (Cost $1,590,906)	1,677,110

SHARES
Investment Companies — 0.2%
227	Advent Claymore Global Convertible Securities & Income Fund	1,856
137	Dreyfus High Yield Strategies Fund	533
452	ING Prime Rate Trust	2,688
619	Nuveen Multi-Strategy Income and Growth Fund 2	4,899
54	ProShares UltraShort Real Estate (a)	395
72	SPDR Barclays Capital High Yield Bond ETF	2,801
323	Van Kampen Senior Income Trust	1,528
	Total Investment Companies (Cost $9,524)	14,700

PRINCIPAL AMOUNT
Mortgage Pass-Through Security — 0.1%
6,750	Federal National Mortgage Association, 30 Year, Single Family, TBA, 4.500%, 03/25/40 (Cost $6,810)	6,834
U.S. Treasury Obligation — 0.1%
34,297	U.S. Treasury Bonds Principal STRIPS, 02/15/40 (Cost $7,810) (m)	8,293

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Warrants — 0.0% (g)
	World Color Press, Inc., (Canada),
25	Series I, expiring 07/20/14 (Strike Price $13.00) (a)	136
25	Series II, expiring 07/20/14 (Strike Price $16.30) (a)	162
	Total Warrants (Cost $385)	298

SHARES
Common Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Media — 0.1%
72	SuperMedia, Inc. (a)	3,023
	Financials — 0.0% (g)
	Diversified Financial Services — 0.0% (g)
11	CIT Group, Inc. (a)	395
	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
44	World Color Press, Inc., (Canada) (a)	494
	Total Common Stocks (Cost $3,148)	3,912
Preferred Stocks — 0.3%
	Consumer Discretionary — 0.0% (g)
	Household Durables — 0.0% (g)
157	M/I Homes, Inc., Series A, 9.750%, 03/15/12 (a) (x)	2,513
	Financials — 0.3%
	Commercial Banks — 0.2%
100	CoBank ACB, 7.000%, 03/30/10 (e) (m) (x)	3,844
160	CoBank ACB, Series D, 11.000%, 10/01/14 (x)	8,675
		12,519
	Consumer Finance — 0.1%
159	Ford Motor Credit Co. LLC, 7.375%, 10/15/31	3,509
160	7.600%, 03/01/32	3,575
		7,084
	Total Financials	19,603
	Total Preferred Stocks (Cost $20,373)	22,116

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   29

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — 4.2%
	Consumer Discretionary — 1.6%
	Automobiles — 0.1%
	Ford Motor Co., Term Loan B,
365	3.240%, 12/15/13	342
5,951	3.260%, 12/15/13	5,578
		5,920
	Gaming — 0.0% (g)
	Venetian Macau, Delayed Draw Project Term Loan,
722	4.760%, 05/25/12	686
102	4.760%, 05/25/12	97
196	Venetian Macau, Incremental Term Loan, 4.760%, 05/25/13	187
1,900	Venetian Macau, Term B Funded Project Loan, 4.760%, 05/25/13	1,806
		2,776
	Hotels, Restaurants & Leisure — 0.3%
	CCM Merger, Inc., Term Loan B,
10,143	8.500%, 07/13/12	9,973
2,653	8.500%, 07/13/12	2,608
1,263	8.500%, 07/13/12	1,242
563	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14	103
1,127	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	210
4,027	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.249%, 01/28/15	3,264
	Harrah’s Operating Co., Inc., Term B-3 Loan,
616	3.249%, 01/28/15	497
9	3.251%, 01/28/15	7
1,922	MGM Mirage, Term Loan, 6.000%, 10/03/11	1,845
		19,749
	Media — 0.9%
20,298	Clear Channel Communications, Inc., Term Loan B, 3.879%, 01/29/16	15,876
	Dex Media West, New Term Loan,
235	7.500%, 10/24/14	223
96	7.500%, 10/24/14	92
235	7.500%, 10/24/14	223
1,823	High Plains Broadcasting Operating Co. LLC, Term Loan, 9.000%, 09/14/16	1,616
24,653	Idearc, Inc., Exit Term Loan, 11.000%, 12/31/15	22,601
6,920	Newport Television LLC, Term Loan, 9.000%, 09/14/16	6,136
	Univision Communications, Inc., 1st Lien Term Loan,
3,081	2.501%, 09/20/14	2,650
20,419	2.501%, 09/20/14	17,569
		66,986
	Multiline Retail — 0.0% (g)
1,967	Neiman Marcus Group, Inc., Term Loan, 2.255%, 04/26/13	1,763
	Specialty Retail — 0.3%
	Claire’s Stores, Term Loan B,
15,191	05/29/14ˆ	12,600
3,673	3.001%, 05/29/14	3,046
8,264	3.001%, 05/29/14	6,854
		22,500
	Total Consumer Discretionary	119,694
	Consumer Staples — 0.2%
	Beverages — 0.1%
4,382	Remy, 1st Lien Term Loan, 12/06/13ˆ	4,119
1,685	Remy, 2nd Lien Term Loan, 06/06/14ˆ	1,592
		5,711
	Food & Staples Retailing — 0.0% (g)
1,260	Rite Aid Corp., Tranche 4 Term Loan, 9.500%, 06/01/15	1,310
	Household Products — 0.1%
467	Spectrum Brands, Inc., Letter of Credit, 1.500%, 06/30/12	466
	Spectrum Brands, Inc., Term Loan B,
3,160	8.000%, 06/30/12	3,150
2,926	8.000%, 06/30/12	2,916
2,926	8.000%, 06/30/12	2,916
429	8.000%, 06/30/12	428
17	8.750%, 06/30/12	17
		9,893
	Total Consumer Staples	16,914
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
	ATP Oil & Gas Corp., Term B-1 Loan,
1,645	11.250%, 07/15/14	1,648
4	11.250%, 07/15/14	4
	ATP Oil & Gas Corp., Term B-2 Loan,
154	12.250%, 01/15/11	154
79	12.250%, 01/15/11	79

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
		Oil, Gas & Consumable Fuels — Continued
3,200		Big West Oil, Term Loan B, 01/22/15ˆ	3,216
		Total Energy	5,101
		Financials — 1.0%
		Capital Markets — 0.0% (g)
1,035		Nuveen Investments, Inc., 2nd Lien Term Loan, 12.500%, 07/21/15	1,080
—	(h)	Nuveen Investments, Inc., Term Loan, 11/07/14ˆ	—	(h)
		Nuveen Investments, Inc., Term Loan B,
362		3.249%, 11/07/14	315
61		3.322%, 11/07/14	54
428		3.323%, 11/07/14	373
			1,822
		Diversified Financial Services — 0.7%
34,118		Capmark Financial Group, 1st Lien Term Loan, 4.750%, 03/23/13	27,090
		Capmark Financial Group, Term Loan,
3,200		03/23/13ˆ	954
11,709		03/23/13ˆ	3,493
		CIT Group, Inc., Initial Term Loan,
300		13.000%, 01/20/12	310
300		13.000%, 01/20/12	310
300		13.000%, 01/20/12	310
300		13.000%, 01/20/12	310
300		13.000%, 01/20/12	310
601		13.000%, 01/20/12	619
4,700		13.000%, 01/20/12	4,845
		CIT Group, Inc., New Term Loan,
2,354		13.000%, 01/20/12	2,427
2,354		13.000%, 01/20/12	2,427
2,354		13.000%, 01/20/12	2,427
2,354		13.000%, 01/20/12	2,427
2,354		13.000%, 01/20/12	2,427
			50,686
		Insurance — 0.0% (g)
409		USI Holdings, Term Loan, 7.000%, 05/04/14	396
		Real Estate Investment Trusts (REITs) — 0.3%
16,800		General Growth Properties, Inc., Revolver Term Loan, 02/24/10 (d)	17,048
4,000		General Growth Properties, Term Loan A, 02/24/10 (d)	4,059
			21,107
		Real Estate Management & Development — 0.0% (g)
		Realogy Corp., Delayed Draw Term Loan B,
1,127		3.249%, 10/10/13	995
1,205		3.251%, 10/10/13	1,064
			2,059
		Total Financials	76,070
		Industrials — 0.2%
		Building Products — 0.1%
7,190		Jacuzzi Brands, Inc.., 1st Lien Term Loan B, 2.499%, 02/07/14 (f) (i)	5,558
		Commercial Services & Supplies — 0.1%
		Quebecor World, Inc., Exit Term Loan,
4,189		9.000%, 07/10/12	4,224
1,541		9.000%, 07/10/12	1,553
			5,777
		Total Industrials	11,335
		Information Technology — 0.2%
		IT Services — 0.1%
		First Data Corp., Initial Tranche B-1 Term Loan,
686		2.979%, 09/24/14	600
21		2.999%, 09/24/14	18
37		3.001%, 09/24/14	33
		First Data Corp., Initial Tranche B-2 Term Loan,
3,170		2.999%, 09/24/14	2,768
167		3.001%, 09/24/14	146
		First Data Corp., Initial Tranche B-3 Term Loan,
3,295		2.999%, 09/24/14	2,883
173		3.001%, 09/24/14	151
			6,599
		Semiconductors & Semiconductor Equipment — 0.1%
4,335		Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	4,461
		Sensata Technologies Finance Co. LLC, U.S Term Loan,
—	(h)	04/27/13ˆ	—	(h)
7		1.989%, 04/27/13	7
2,833		1.999%, 04/27/13	2,635
			7,103
		Total Information Technology	13,702

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   31

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Materials — 0.5%
	Chemicals — 0.4%
1,980	Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, 2.501%, 05/15/14 (f) (i)	1,841
2,500	Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, 6.001%, 05/15/14 (f) (i)	2,200
1,334	INEOS Holdings, B2 Advance Term Loan, 7.501%, 12/14/13	1,232
1,334	INEOS Holdings, C2 Advance Term Loan, 8.001%, 12/14/14	1,239
265	Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.729%, 12/20/13	186
117	Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.729%, 12/20/13	82
337	Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.979%, 12/22/14	235
337	Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.979%, 12/22/14	235
337	Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.979%, 12/22/14	236
617	Lyondell Chemical Co., New Money DIP Term Loan, 13.000%, 04/06/10	641
	Lyondell Chemical Co., Roll-Up DIP Term Loan,
1,093	5.792%, 04/06/10	1,147
1,196	6.560%, 04/06/10	1,255
837	Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.729%, 12/20/13	586
1,460	Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	1,022
1,460	Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	1,022
16,402	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	11,477
440	Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.729%, 12/20/13	308
		24,944
	Diversified Manufacturing — 0.0% (g)
1,485	BOC Edwards, 1st Priority Lien Term Loan, 2.252%, 05/31/14	1,182
	Paper & Forest Products — 0.1%
7,600	Abitibi, Inc., Term Loan, 11.000%, 03/31/11	7,448
	Total Materials	33,574
	Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.4%
1,480	Calpine Corp., 1st Priority Lien, Term Loan, 3.135%, 03/29/14	1,390
	Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan,
19,799	3.249%, 10/10/14	15,710
201	3.751%, 10/10/14	159
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
3,796	3.728%, 10/10/14	3,059
39	3.751%, 10/10/14	32
10,000	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan, 3.728%, 10/10/14	8,059
	Total Utilities	28,409
	Total Loan Participations & Assignments (Cost 286,827)	304,799

NUMBER OF CONTRACTS
Option Purchased — 0.1%
	Call Option Purchased — 0.0% (g)
16,499	90 Day Eurodollar Futures, Expiring 09/13/10 $99.63, American Style (r)	2,268

NOTIONAL AMOUNT
	Receiver Options Purchased on Interest Rate Swaps:
164,217	Expiring 03/08/10. If exercised the Fund receives semi-annually 3.680% and pays quarterly floating 3 month LIBOR terminating 03/10/20, European Style. Counterparty: Citibank, N.A.(r)	847
285,030	Expiring 09/22/10. If exercised the Fund receives semi-annually 1.060% and pays quarterly floating 3 month LIBOR terminating 09/24/11, European Style. Counterparty: Deutsche Bank AG, New York (r)	790
	Total Call Options Purchased (Cost $3,327)	3,905
	Receiver/Payer Straddle on Interest Rate Swap — 0.1%
658,030	Expiring 11/16/10. If exercised the Fund pays/receives semi-annually 1.680% and receives/pays quarterly floating 3 month LIBOR terminating 11/18/11, European Style. Counterparty: Citibank, N.A. (r)	5,304
	Total Receiver/Payer Straddle on Interest Rate Swap (Cost $6,218)	5,304

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Option Purchased — Continued
	Put Option Purchased — 0.0% (g)
1,235	10 Year U.S. Treasury Note Futures, Expiring 04/23/10 $114.00, American Style (r)	174
1,916	10 Year U.S. Treasury Note Futures, Expiring 05/21/10 $112.00, American Style (r)	239
1,614	90 Day Eurodollar Futures, Expiring 06/14/10 $99.38, American Style (r)	81

NOTIONAL AMOUNT
	Payer Options Purchased on Interest Rate Swaps:
855,296	Expiring 03/05/10. If exercised the Fund pays semi-annually 1.185% and receives quarterly floating 3 month LIBOR terminating 03/09/12, European Style. Counterparty: Citibank, N.A. (r)	94
13,000	Expiring 03/25/10. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	3
15,000	Expiring 06/30/10. If exercised the Fund pays semi-annually 4.698% and receives quarterly floating 3 month LIBOR terminating 07/02/20, European Style. Counterparty: Royal Bank of Scotland (r)	46
7,500	Expiring 07/12/10. If exercised the Fund pays semi-annually 4.388% and receives quarterly floating 3 month LIBOR terminating 07/14/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	58
285,030	Expiring 09/22/10. If exercised the Fund pays semi-annually 3.060% and receives quarterly floating 3 month LIBOR terminating 09/24/11, European Style. Counterparty: Deutsche Bank AG, New York (r)	22
	Total Put Options Purchased (Cost $5,075)	717
	Total Options Purchased (Cost $14,620)	9,926

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — 64.4%
	U.S. Treasury Obligation — 0.1%
6,860	U.S. Treasury Bill, 0.096%, 06/03/10 (k) (n)	6,858

SHARES
	Investment Company — 64.3%
4,659,459	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (m)	4,659,459
	Total Short-Term Investments (Cost $4,666,317)	4,666,317
	Total Investments — 99.8% (Cost $7,114,963)	7,238,512
	Other Assets in Excess of Liabilities — 0.2%	12,787
	NET ASSETS — 100.0%	$7,251,299

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   33

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,903	10 Year U.S. Treasury Note	03/22/10	226,279	351
918	3 Month Euro	06/14/10	310,077	179
284	10 Year U.S. Treasury Note	06/21/10	33,366	272
212	30 Day Federal Funds	07/30/10	88,159	122
214	30 Day Federal Funds	08/31/10	88,969	167
990	30 Day Federal Funds	10/29/10	411,295	412
990	30 Day Federal Funds	11/30/10	410,965	542
789	Eurodollar	12/13/10	195,662	225
	Short Futures Outstanding
(235)	30 Day Federal Funds	03/31/10	(97,787)	(158)
(1,843)	30 Day Federal Funds	05/28/10	(766,634)	(305)
(1,499)	Eurodollar	06/14/10	(373,438)	(277)
(2,096)	10 Year U.S. Treasury Note	06/21/10	(246,247)	(440)
(855)	30 Year U.S. Treasury Bond	06/21/10	(100,623)	(791)
(493)	2 Year U.S. Treasury Note	06/30/10	(107,197)	(181)
(77)	5 Year U.S. Treasury Note	06/30/10	(8,927)	(24)
(3,299)	Eurodollar	09/13/10	(820,503)	(1,174)
(918)	3 Month Euro	12/13/10	(308,952)	(221)
(990)	Eurodollar	06/13/11	(243,738)	(33)
				(1,334)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,347,500 EUR	04/16/10	4,743	4,558	185

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.63	12/13/10	16,499	(1,340)
10 Year U.S. Treasury Note Futures, American Style	119.00	03/26/10	515	(113)
10 Year U.S. Treasury Note Futures, American Style	120.00	04/23/10	1,235	(270)
10 Year U.S. Treasury Note Futures, American Style	120.00	05/21/10	1,916	(808)
(Premiums received of $1,842.)				(2,531)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.00	06/14/10	1,614	(30)
10 Year U.S. Treasury Note Futures, American Style	114.00	03/26/10	515	(24)
(Premiums received of $422.)				(54)

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Receiver Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A.	1.170% semi-annually	03/08/10	03/10/12	342,118	(754)
Citibank, N.A.	4.390% semi-annually	03/08/10	03/10/40	41,054	(411)
(Premiums received of $1,314.)					(1,165)

*	European Style

**	The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Payer Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	5.388% semi-annually	07/12/10	07/14/20	7,500	(6)
(Premiums received of $108.)

*	European Style

**	The Fund would pay or receive quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
TJX Cos., Inc., 6.950%, 04/15/19	1.000% quarterly	12/20/14	0.567%	5,000	(109)	155
Barclays Bank plc:
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	12/20/14	0.572	9,000	(194)	149
Jones Apparel Group, Inc., 5.125%, 11/15/14	1.000% quarterly	12/20/14	1.372	9,000	133	(422)
Citibank, N.A.:
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	03/20/15	0.595	7,000	(149)	141
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	09/20/14	0.685	5,000	(78)	85
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	03/20/15	0.735	7,000	(102)	145
Kingdom of Spain, 5.500%, 07/30/17	1.000% quarterly	03/20/15	1.287	34,600	397	(542)
Kingdom of Spain, 5.500%, 07/30/17	1.000% quarterly	03/20/15	1.287	34,600	397	(1,111)
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/15	0.841	6,500	(62)	12
Sherwin-Williams Co. (The), 7.375%, 02/01/27	1.000% quarterly	12/20/14	0.435	5,500	(154)	190
Wells Fargo & Co., 0.449%, 10/28/15	1.000% quarterly	12/20/14	1.089	6,000	13	11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   35

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Allianz Finance II B.V., 5.625%, 11/29/12	1.000% quarterly	03/20/15	0.687%	EUR 10,400	(239)	160
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	03/20/15	0.595	7,000	(149)	141
Gap, Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.417	5,000	(138)	157
Gap, Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.410	4,000	(111)	119
Hartford Financial Services Group, Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	10,500	533	(294)
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	12/20/14	0.712	9,000	(136)	172
Jones Apparel Group, Inc., 5.125%, 11/15/14	1.000% quarterly	03/20/15	1.416	7,000	123	(218)
Kingdom of Belgium, 5.750%, 09/28/10	1.000% quarterly	03/20/15	0.670	34,600	(610)	361
Kingdom of Belgium, 5.750%, 09/28/10	1.000% quarterly	03/20/15	0.670	34,600	(610)	607
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	0.369	1,650	(81)	—
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	0.369	3,350	(148)	—
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	1.895	2,000	(266)	(80)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	5,000	76	(48)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	12/20/14	1.439	13,000	230	(119)
TJX Cos., Inc., 6.950%, 04/15/19	1.000% quarterly	12/20/14	0.567	7,000	(152)	225
Zurich Insurance Co., 3.875%, 07/27/11	1.000% quarterly	03/20/15	0.936	EUR 10,400	(70)	72
Deutsche Bank AG, New York:
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	12/20/14	0.572	7,000	(151)	149
Deutsche Telekom International Finance B.V., 8.125%, 05/29/12	1.000% quarterly	03/20/15	0.704	34,300	(550)	530
Gap, Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.410	8,000	(222)	233
Hartford Financial Services Group, Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	10,500	533	(314)
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	03/20/15	0.735	7,500	(109)	115
Kingdom of Sweden, 3.875%, 12/29/09	1.580% quarterly	03/20/14	0.369	2,500	(127)	—
Kingdom of the Netherlands, 3.250%, 07/15/15	0.250% quarterly	03/20/15	0.405	13,800	97	(128)
Kohl’s Corp., 6.250%, 12/15/17	1.000% quarterly	09/20/14	0.691	4,000	(62)	13
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	1.895	4,000	(533)	87
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	1.895	4,000	(533)	(36)
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	09/20/14	1.944	5,000	(687)	311
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	12/20/14	1.987	7,000	289	(203)
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	12/20/14	1.987	7,000	289	(475)
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	12/20/14	1.987	6,500	269	(439)
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	12/20/14	1.987	11,000	455	(602)
Macy’s Retail Holdings, Inc., 7.450%, 07/15/17	1.000% quarterly	12/20/14	1.939	5,000	197	(429)
Nokia OYJ, 6.750%, 02/04/19	0.250% quarterly	12/20/14	0.613	6,000	97	(86)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	2,500	38	(13)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	2,500	38	(24)
Republic of Austria, 5.250%, 01/04/11	1.620% quarterly	06/20/14	0.670	7,700	(325)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	03/20/14	0.700	5,000	(353)	—
Sara Lee Corp., 6.125%, 11/01/32	1.000% quarterly	06/20/14	0.457	5,000	(122)	133
Walt Disney Co. (The), 5.625%, 09/15/16	1.000% quarterly	09/20/14	0.479	5,000	(124)	133

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Royal Bank of Scotland:
Bundesrepublik Deutschland, 6.000%, 06/20/16	0.250% quarterly	03/20/15	0.419%	34,500	264	(298)
Bundesrepublik Deutschland, 6.000%, 06/20/16	0.250% quarterly	03/20/15	0.419	34,500	264	(352)
Lowe’s Cos., Inc., 5.400%, 10/15/16	1.000% quarterly	09/20/14	0.659	5,000	(84)	94
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	5,000	76	(84)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	5,000	76	(73)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	12/20/14	1.439	7,000	124	11
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.697	230	(13)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.697	160	(10)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.697	260	(14)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.697	1,050	(55)	—
TJX Cos., Inc., 7.450%, 12/15/09	1.000% quarterly	09/20/14	0.548	8,000	(173)	269
Woolworths Ltd., 5.550%, 11/15/15	1.000% quarterly	12/20/14	0.530	6,500	(153)	148
Union Bank of Switzerland AG:
Hartford Financial Services Group, Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	6,500	330	(301)
Hartford Financial Services Group, Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	10,500	533	(250)
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	12/20/14	0.712	6,500	(98)	125
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	03/20/15	2.025	6,500	292	(276)
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/15	0.841	11,000	(105)	123
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/15	0.841	11,000	(105)	48
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/15	0.841	3,500	(33)	7
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	12/20/14	1.439	13,000	230	(100)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	12/20/14	1.439	7,000	124	(25)
Sherwin-Williams Co. (The), 7.375%, 02/01/27	1.000% quarterly	12/20/14	0.435	10,500	(294)	363
Staples, Inc., 7.375%, 10/01/12	1.000% quarterly	03/20/15	0.727	10,500	(157)	184
Toyota Motor Corp., 1.330%, 09/20/12	1.000% quarterly	03/20/15	0.974	10,400	(32)	65
Woolworths Ltd., 5.550%, 11/15/15	1.000% quarterly	03/20/15	0.543	7,000	(167)	163
					(2,432)	(1,136)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084%	10,500	2,191	(2,400)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	9,800	2,045	(2,586)
CMBX.NA.AJ.5.1	0.980% monthly	02/15/51	11.743	10,500	5,328	(4,770)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	17,700	1,336	(1,105)
CMBX.NA.BBB.5.1	5.000% monthly	02/17/51	48.923	6,900	5,850	(5,854)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   37

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
CMBX.NA.AA.3.1	0.270% monthly	12/13/49	19.954%	6,900	4,830	(4,808)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	1,500	113	(308)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	2,500	189	(561)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	3,500	264	(796)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	5,000	377	(1,200)
CMBX.NA.AJ	0.840% monthly	10/12/52	6.932	5,000	1,374	(1,475)
CMBX.NA.BBB.5.1	5.000% monthly	02/15/51	48.397	6,900	5,852	(5,865)
Deutsche Bank AG, New York:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	10,700	2,233	(2,231)
CDX.EM.11.1	5.000% semi-annually	06/20/14	2.698	5,000	(496)	239
CDX.EM.11.1	5.000% semi-annually	06/20/14	2.698	5,000	(496)	132
CDX.NA.HY.12.8	5.000% quarterly	06/20/14	5.312	5,000	8	(549)
CMBX.NA.A.2.1	0.250% monthly	03/15/49	20.918	7,100	4,953	(4,934)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	5,700	430	(1,097)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	12,100	2,525	(3,595)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	8,800	1,837	(3,000)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	1,500	313	(277)
CDX.EM.11.1	5.000% semi-annually	06/20/14	2.698	5,000	(496)	(38)
CDX.EM.12.1	5.000% quarterly	12/20/14	2.700	20,000	(2,165)	2,106
CMBX.NA.A.2.1	0.250% monthly	03/15/49	20.918	10,400	7,254	(7,150)
CMBX.NA.A.3.1	0.270% monthly	12/13/49	19.954	3,500	2,450	(2,450)
CMBX.NA.A.3.1	0.270% monthly	12/13/49	19.954	10,400	7,280	(7,253)
CMBX.NA.A.3.1	0.270% monthly	12/13/49	19.954	6,900	4,830	(4,787)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	17,700	1,336	(1,105)
CMBX.NA.AJ.1.1	0.840% monthly	10/12/52	6.932	6,500	1,786	(1,540)
Union Bank of Switzerland AG:
CDX.EM.12.1	5.000% quarterly	12/20/14	2.700	14,500	(1,570)	1,512
					61,761	(67,745)

Credit Default Swaps — Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Barclays Bank plc:
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	12/20/14	1.471%	9,000	(173)	363
Citibank, N.A.:
Hellenic Republic Government Bond, 5.900%, 10/22/22	1.000% quarterly	03/20/15	3.602	17,300	(1,845)	2,008
Hellenic Republic Government Bond, 5.900%, 10/22/22	1.000% quarterly	03/20/15	3.602	17,300	(1,845)	2,307

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	03/20/15	1.291%	10,500	(123)	222
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	03/20/15	1.513	7,000	(154)	255
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	12/20/14	1.471	13,000	(249)	350
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	3,500	(2,073)	2,082
OTE plc, 5.000%, 08/05/13	1.000% quarterly	12/20/14	1.134	9,750	(55)	(67)
Deutsche Bank AG, New York:
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	03/20/15	1.291	10,500	(123)	243
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	12/20/14	1.262	7,000	(69)	142
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	3,500	(2,072)	2,076
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	3,500	(2,072)	1,914
MetLife, Inc., 5.000%, 06/15/15	1.000% quarterly	12/20/14	2.400	7,000	(409)	480
MetLife, Inc., 5.000%, 06/15/15	1.000% quarterly	12/20/14	2.400	6,500	(379)	412
MetLife, Inc., 5.000%, 06/15/15	1.000% quarterly	12/20/14	2.400	11,000	(642)	530
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	09/20/14	2.371	5,000	589	(343)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	2.339	4,000	456	(152)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	2.339	4,000	456	(78)
Prudential Financial, Inc., 4.500%, 07/15/13	5.000% quarterly	06/20/14	1.976	2,000	259	330
Verizon Communications, Inc., 4.900%, 09/15/15	1.000% quarterly	03/20/15	0.742	34,300	487	(464)
Union Bank of Switzerland AG:
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	03/20/15	1.291	10,500	(123)	177
Eastman Kodak Co., 7.250%, 11/15/13	5.000% quarterly	03/20/15	8.815	3,600	(489)	507
Eastman Kodak Co., 7.250%, 11/15/13	5.000% quarterly	03/20/15	8.815	10,400	(1,411)	1,206
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	12/20/14	1.471	13,000	(249)	338
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	3,500	(2,072)	1,931
					(14,380)	16,769

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	1.896%	6,000	114	175
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	20,000	(12,431)	12,990
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	20,000	(12,431)	13,347
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	3,500	(2,175)	2,256
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	8,900	(5,532)	6,050

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   39

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023%	6,000	(3,729)	4,137
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	4,200	(2,610)	2,965
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	4,200	(2,610)	2,965
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	1.896	7,000	133	186
CMBX.NA.AAA.4	0.350% monthly	02/17/51	3.477	5,000	(928)	1,175
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	2,800	(1,740)	1,980
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	11,000	(6,837)	7,782
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	8,000	(4,972)	5,799
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	1,500	(932)	808
CMBX.NA.AAA.4	0.350% monthly	02/17/51	3.477	6,500	(1,206)	1,250
					(57,886)	63,865

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A.	3.785% semi-annually	3 month LIBOR quarterly	02/19/20	74,840	(828)	—
Citibank, N.A.	4.253% semi-annually	3 month LIBOR quarterly	11/17/39	63,270	673	—
Credit Suisse International	4.501% semi-annually	3 month LIBOR quarterly	02/18/40	23,835	(493)	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	1.640% semi-annually	04/11/12	228,425	2,146	—
Deutsche Bank AG, New York	2.610% semi-annually	3 month LIBOR quarterly	03/02/15	213,259	—	—
Deutsche Bank AG, New York	3.883% semi-annually	3 month LIBOR quarterly	02/22/20	120,777	(2,304)	—
Deutsche Bank AG, New York	4.090% semi-annually	3 month LIBOR quarterly	04/11/20	53,510	(1,626)	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	4.426% semi-annually	03/02/40	59,882	—	—
					(2,432)	—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Price Locks

SWAP COUNTERPARTY	REFERENCE OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A. (††)	U.S. Treasury Bond, 4.375%, 11/15/39	$96.86	03/10/10	66,740	205	—
Citibank, N.A. (††)	U.S. Treasury Note, 3.625%, 02/15/20	99.28	03/11/10	77,710	379	—
Credit Suisse International (††)	U.S. Treasury Bond, 4.625%, 02/15/40	99.59	03/10/10	24,800	241	—
Credit Suisse International (††)	U.S. Treasury Bond, 6.875%, 08/15/25	127.96	03/15/10	24,564	469	—
Deutsche Bank AG, New York (††)	U.S. Treasury Note, 3.625%, 02/15/20	98.43	03/11/10	125,806	1,683	—
Deutsche Bank AG, New York (††)	U.S. Treasury Bond, 5.000%, 05/15/37	105.53	03/17/10	48,200	1,272	—
Deutsche Bank AG, New York (†)	U.S. Treasury Bond, 6.875%, 08/15/25	127.82	03/17/10	59,470	(1,197)	—
					3,052	—

(†)	If the market price exceeds the price lock at termination, the Fund pays the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund receives the difference between the price lock and market price.

(††)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and market price

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   41

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 8.6%
5,227	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35 (m)	4,400
	Countrywide Asset-Backed Certificates,
1,037	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	701
10	Series 2004-1, Class 3A, VAR, 0.509%, 04/25/34 (m)	8
730	Series 2004-1, Class M1, VAR, 0.729%, 03/25/34 (m)	545
600	Series 2004-1, Class M2, VAR, 0.779%, 03/25/34 (m)	483
43	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35 (m)	42
1,278	Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35 (f)	1,232
	Countrywide Home Equity Loan Trust,
112	Series 2004-I, Class A, VAR, 0.522%, 02/15/34 (m)	56
138	Series 2004-K, Class 2A, VAR, 0.532%, 02/15/34 (m)	63
1,033	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 0.269%, 12/20/54 (m)	928
7,620	GSAA Trust, Series 2006-11, Class 2A2, VAR, 0.389%, 07/25/36 (m)	3,607
105	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.489%, 11/25/35 (m)	104
3,995	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.409%, 07/25/36 (f)	3,686
	Long Beach Mortgage Loan Trust,
1,120	Series 2004-1, Class M1, VAR, 0.979%, 02/25/34 (m)	861
750	Series 2004-1, Class M2, VAR, 1.054%, 02/25/34 (m)	662
4,220	Series 2004-3, Class M1, VAR, 0.799%, 07/25/34 (m)	3,053
740	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.679%, 03/25/35	637
201	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.069%, 02/25/33	157
1,460	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.610%, 06/15/15	1,633
	RESI Finance LP, (Cayman Islands),
2,680	Series 2003-C, Class B3, VAR, 1.628%, 09/10/35 (e)	1,736
585	Series 2003-D, Class B3, VAR, 1.528%, 12/10/35 (e)	345
	Residential Asset Mortgage Products, Inc.,
1,365	Series 2006-EFC1, Class A2, VAR, 0.431%, 02/25/36	1,239
523	Series 2006-RS1, Class AI2, VAR, 0.461%, 01/25/36	391
3,855	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.419%, 03/25/36 (f)	3,580
463	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.409%, 12/25/35 (f)	450
	Wachovia Asset Securitization, Inc.,
221	Series 2002-HE2, Class A, VAR, 0.659%, 12/25/32	157
141	Series 2003-HE3, Class A, VAR, 0.479%, 11/25/33	94
	Total Asset-Backed Securities (Cost $30,571)	30,850
Collateralized Mortgage Obligations — 9.1%
	Agency CMO — 2.3%
	Federal Home Loan Mortgage Corp. REMICS,
3,152	Series 2701, Class ST, IF, IO, 6.769%, 08/15/21 (m)	198
2,007	Series 2779, Class SM, IF, IO, 6.919%, 10/15/18 (m)	174
352	Series 2861, Class GS, IF, IO, 6.969%, 01/15/21 (m)	1
1,247	Series 2931, Class GA, 5.000%, 11/15/28 (m)	1,300
2,819	Series 2975, Class SJ, IF, IO, 6.419%, 05/15/35 (m)	353
247	Series 2980, Class QB, 6.500%, 05/15/35 (m)	271
4,336	Series 3370, Class SH, IF, IO, 6.219%, 10/15/37 (m)	366
	Federal National Mortgage Association REMICS,
4,361	Series 2004-17, Class DS, IF, IO, 6.921%, 11/25/32 (m)	390
1,021	Series 2004-87, Class JI, IO, 5.000%, 11/25/30 (m)	54
8,922	Series 2007-109, Class GI, IF, IO, 5.841%, 12/25/37 (m)	913
2,117	Series 2008-17, Class KS, IF, IO, 6.121%, 11/25/37 (m)	164
17,458	Series 2008-61, Class S, IF, IO, 5.871%, 07/25/38 (m)	1,775
2,494	Series 2008-71, Class SB, IF, IO, 6.256%, 10/25/29 (m)	213
2,215	Series 2009-95, Class HI, IO, 6.000%, 12/25/38 (m)	442
	Federal National Mortgage Association STRIPS,
424	Series 366, Class 18, IO, 4.000%, 10/01/35 (m)	39
2,171	Series 390, Class C7, IO, 4.000%, 07/25/23 (m)	233

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,243	Series 390, Class C8, IO, 4.500%, 07/25/23 (m)	366
	Federal National Mortgage Association Whole Loan,
68	Series 2003-W3, Class 2A5, 5.356%, 06/25/42 (m)	71
892	Series 2003-W6, Class 1A41, 5.398%, 10/25/42 (m)	940
		8,263
	Non-Agency CMO — 6.8%
776	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.500%, 09/25/35 (m)	772
10,395	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.000%, 11/25/36 (m)	7,912
	Countrywide Alternative Loan Trust,
4,912	Series 2005-J3, Class 3A1, 6.500%, 09/25/34 (m)	4,433
6,885	Series 2006-24CB, Class A1, 6.000%, 06/25/36 (m)	5,561
1,167	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36 (m)	1,129
	CS First Boston Mortgage Securities Corp.,
189	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	164
100	Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	101
2,210	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35 (m)	2,218
2,677	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.500%, 08/25/36	1,785
	Wells Fargo Mortgage Backed Securities Trust,
125	Series 2003-2, Class A6, 5.250%, 02/25/18	124
163	Series 2004-F, Class A8, VAR, 4.718%, 06/25/34	161
		24,360
	Total Collateralized Mortgage Obligations (Cost $30,656)	32,623
Commercial Mortgage-Backed Securities — 4.6%
	Bear Stearns Commercial Mortgage Securities,
2,570	Series 2005-PWR9, Class A4A, 4.871%, 09/11/42 (m)	2,600
2,290	Series 2005-T18, Class A4, VAR, 4.933%, 02/13/42 (m)	2,361
1,390	Series 2005-T20, Class A4A, VAR, 5.149%, 10/12/42 (m)	1,452
2,980	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VAR, 4.799%, 08/10/42 (m)	3,006
	LB-UBS Commercial Mortgage Trust,
1,200	Series 2006-C1, Class A4, 5.156%, 02/15/31 (m)	1,227
2,240	Series 2006-C4, Class A4, VAR, 5.882%, 06/15/38 (m)	2,244
991	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 0.351%, 09/15/21 (e) (m)	905
1,440	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.656%, 05/12/39 (m)	1,477
970	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35 (m)	1,007
200	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	204
	Total Commercial Mortgage-Backed Securities (Cost $15,389)	16,483
Corporate Bonds — 46.3%
	Consumer Discretionary — 6.7%
	Auto Components — 0.3%
455	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15 (m)	469
	TRW Automotive, Inc.,
415	7.000%, 03/15/14 (e)	397
90	7.250%, 03/15/17 (e)	85
		951
	Distributors — 0.1%
250	McJunkin Red Man Corp., 9.500%, 12/15/16 (e) (m)	251
	Diversified Consumer Services — 0.0% (g)
130	Service Corp. International, 7.375%, 10/01/14	132
	Hotels, Restaurants & Leisure — 0.9%
515	Darden Restaurants, Inc., 6.800%, 10/15/37 (m)	551
810	Harrah’s Operating Co., Inc., 11.250%, 06/01/17 (m)	841
405	Host Hotels & Resorts LP, 6.375%, 03/15/15 (m)	398
	MGM Mirage,
130	5.875%, 02/27/14 (m)	110
830	6.750%, 04/01/13 (m)	745
490	Vail Resorts, Inc., 6.750%, 02/15/14	486
115	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	111
		3,242

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   43

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Household Durables — 1.4%
370	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13 (m)	369
415	Ames True Temper, Inc., VAR, 4.251%, 01/15/12 (m)	388
1,500	Newell Rubbermaid, Inc., 6.250%, 04/15/18	1,535
1,190	Sealy Mattress Co., 8.250%, 06/15/14	1,166
1,170	Simmons Bedding Co., 11.250%, 07/15/15 (e)	1,270
1,290	Simmons Co., SUB, 10.000%, 12/15/14	106
		4,834
	Leisure Equipment & Products — 0.2%
265	Easton-Bell Sports, Inc., 9.750%, 12/01/16 (e) (m)	275
550	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	509
		784
	Media — 3.6%
	CBS Corp.,
400	5.500%, 05/15/33	341
1,010	8.875%, 05/15/19 (m)	1,199
1,010	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (m)	1,025
365	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e) (m)	365
15	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.000%, 04/30/12 (e) (m)	16
	Clear Channel Worldwide Holdings, Inc.,
155	9.250%, 12/15/17 (e) (m)	158
220	9.250%, 12/15/17 (e) (m)	226
975	Comcast Corp., 6.500%, 01/15/17 (m)	1,089
1,130	DISH DBS Corp., 7.125%, 02/01/16 (m)	1,133
	Intelsat Jackson Holdings S.A., (Bermuda),
465	9.500%, 06/15/16 (m)	488
280	11.250%, 06/15/16 (m)	299
75	Intelsat Subsidiary Holding Co. S.A., (Bermuda), 8.875%, 01/15/15 (e) (m)	76
1,000	News America, Inc., 6.900%, 08/15/39 (e)	1,104
585	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	586
770	Time Warner Cable, Inc., 7.500%, 04/01/14	898
1,045	Viacom, Inc., 6.250%, 04/30/16	1,168
435	Videotron Ltee, (Canada), 6.875%, 01/15/14	437
235	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	236
1,765	WPP Finance, (United Kingdom), 8.000%, 09/15/14	2,036
		12,880
	Multiline Retail — 0.1%
452	Neiman-Marcus Group, Inc. (The), PIK, 9.750%, 10/15/15	445
	Specialty Retail — 0.1%
375	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	392
	Textiles, Apparel & Luxury Goods — 0.0% (g)
105	Hanesbrands, Inc., 8.000%, 12/15/16 (m)	107
	Total Consumer Discretionary	24,018
	Consumer Staples — 3.2%
	Beverages — 0.8%
	Anheuser-Busch InBev Worldwide, Inc.,
700	6.875%, 11/15/19 (e) (m)	806
1,300	7.200%, 01/15/14 (e) (m)	1,492
420	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	425
		2,723
	Food & Staples Retailing — 0.9%
1,607	CVS Pass-Through Trust, 6.036%, 12/10/28 (m)	1,605
	Rite Aid Corp.,
360	7.500%, 03/01/17	334
55	10.250%, 10/15/19	58
450	SUPERVALU, Inc., 8.000%, 05/01/16	453
740	Wal-Mart Stores, Inc., 5.250%, 09/01/35	722
		3,172
	Food Products — 0.5%
65	B&G Foods, Inc., 7.625%, 01/15/18 (m)	66
155	Bumble Bee Foods LLC, 7.750%, 12/15/15 (e) (m)	155
	Kraft Foods, Inc.,
950	5.375%, 02/10/20 (m)	983
485	6.125%, 02/01/18 (m)	532
165	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,9.250%, 04/01/15 (e)	167
		1,903
	Household Products — 0.5%
220	Central Garden and Pet Co., 9.125%, 02/01/13	224
520	Jarden Corp., 7.500%, 05/01/17 (m)	523
310	Spectrum Brands, Inc., PIK, 12.000%, 08/28/19	315
	Visant Holding Corp.,
630	8.750%, 12/01/13	639
110	SUB, 10.250%, 12/01/13 (m)	113
		1,814

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Tobacco — 0.5%
1,465	Altria Group, Inc., 9.700%, 11/10/18 (m)	1,842
	Total Consumer Staples	11,454
	Energy — 1.5%
	Oil, Gas & Consumable Fuels — 1.5%
340	Anadarko Petroleum Corp., 8.700%, 03/15/19 (m)	427
100	Arch Coal, Inc., 8.750%, 08/01/16 (e) (m)	104
	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.,
250	10.750%, 02/01/18 (m)	271
100	12.125%, 08/01/17 (m)	112
360	Chesapeake Energy Corp., 7.000%, 08/15/14 (m)	360
405	Denbury Resources, Inc., 9.750%, 03/01/16 (m)	436
45	Forest Oil Corp., 8.500%, 02/15/14 (m)	47
60	Linn Energy LLC, 11.750%, 05/15/17 (e) (m)	68
370	Motiva Enterprises LLC, 6.850%, 01/15/40 (e) (m)	400
1,315	ONEOK Partners LP, 5.900%, 04/01/12	1,414
115	OPTI Canada, Inc., (Canada), 8.250%, 12/15/14	102
310	Petrohawk Energy Corp., 7.875%, 06/01/15	310
40	SandRidge Energy, Inc., 9.875%, 05/15/16 (e)	41
760	Valero Energy Corp., 6.125%, 02/01/20	765
390	Williams Partners LP, 6.300%, 04/15/40 (e)	390
	Total Energy	5,247
	Financials — 18.7%
	Capital Markets — 4.2%
1,660	Credit Suisse, (Switzerland), VAR, 0.940%, 05/15/17 (m) (x)	1,245
	Goldman Sachs Group, Inc. (The),
3,610	6.000%, 05/01/14 (m)	3,962
760	7.500%, 02/15/19 (m)	870
3,795	Lehman Brothers Holdings Capital Trust VII, 0.000%, 05/31/12 (d) (f) (i) (x)	9
	Lehman Brothers Holdings, Inc.,
1,350	0.000%, 08/21/09 (d)	300
850	0.000%, 05/25/10 (d)	189
1,255	Macquarie Group Ltd., (Australia), 7.625%, 08/13/19 (e) (m)	1,373
1,240	Merrill Lynch & Co., Inc., VAR, 0.449%, 11/01/11 (m)	1,221
	Morgan Stanley,
990	5.625%, 01/09/12 (m)	1,053
1,530	5.625%, 09/23/19 (m)	1,517
560	6.625%, 04/01/18 (m)	596
2,500	UBS AG, (Switzerland), 5.875%, 12/20/17	2,605
		14,940
	Commercial Banks — 2.8%
2,410	Credit Suisse, (Switzerland), 5.000%, 05/15/13 (m)	2,593
690	Discover Bank, 8.700%, 11/18/19 (m)	744
1,185	Lloyds TSB Bank plc, (United Kingdom), 5.800%, 01/13/20 (e) (m)	1,147
2,000	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 08/25/14 (e)	2,022
1,940	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	2,103
1,410	Westpac Banking Corp., (Australia), 4.875%, 11/19/19	1,392
		10,001
	Consumer Finance — 1.0%
	Ford Motor Credit Co. LLC,
935	7.800%, 06/01/12 (m)	945
95	8.700%, 10/01/14 (m)	97
	GMAC, Inc.,
750	6.625%, 05/15/12 (m)	741
222	6.875%, 08/28/12 (m)	220
1,325	HSBC Finance Corp., 5.000%, 06/30/15 (m)	1,390
		3,393
	Diversified Financial Services — 2.0%
	Bank of America Corp.,
1,180	5.650%, 05/01/18 (m)	1,177
1,075	6.500%, 08/01/16 (m)	1,156
980	Capital One Bank USA N.A., 8.800%, 07/15/19 (m)	1,178
	Citigroup, Inc.,
400	5.500%, 10/15/14 (m)	412
2,000	6.000%, 08/15/17 (m)	2,014
1,145	General Electric Capital Corp., 5.875%, 01/14/38 (m)	1,063
		7,000
	FDIC Guaranteed Securities ˜ — 2.9%
3,335	Bank of America Corp., 3.125%, 06/15/12 (m)	3,480
3,335	Citigroup, Inc., 2.875%, 12/09/11 (m)	3,451
3,300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12 (m)	3,455
		10,386

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   45

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Insurance — 5.3%
335	Berkshire Hathaway Finance Corp., 5.750%, 01/15/40 (m)	333
2,000	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e) (m)	2,041
	Metropolitan Life Global Funding I,
1,450	5.125%, 04/10/13 (e) (m)	1,566
1,500	5.125%, 06/10/14 (e) (m)	1,610
	Pricoa Global Funding I,
3,805	5.400%, 10/18/12 (e)	4,132
2,500	VAR, 0.381%, 06/26/12 (e)	2,431
1,000	WR Berkley Corp., 7.375%, 09/15/19 (m)	1,084
6,000	Xlliac Global Funding, VAR, 0.550%, 08/10/10 (e) (m)	5,854
		19,051
	Thrifts & Mortgage Finance — 0.5%
1,665	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e) (m)	1,675
	Total Financials	66,446
	Health Care — 1.7%
	Health Care Equipment & Supplies — 0.6%
1,250	Biomet, Inc., PIK, 11.125%, 10/15/17 (m)	1,369
460	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	453
260	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14 (m)	278
		2,100
	Health Care Providers & Services — 1.1%
365	Bausch & Lomb, Inc., 9.875%, 11/01/15 (m)	374
575	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	595
1,624	HCA, Inc., PIK, 9.625%, 11/15/16 (m)	1,738
530	Health Management Associates, Inc., 6.125%, 04/15/16 (m)	494
250	Tenet Healthcare Corp., 9.250%, 02/01/15	254
350	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	361
295	US Oncology, Inc., 9.125%, 08/15/17	306
		4,122
	Total Health Care	6,222
	Industrials — 2.4%
	Aerospace & Defense — 0.2%
185	Alliant Techsystems, Inc., 6.750%, 04/01/16 (m)	182
165	Sequa Corp., 11.750%, 12/01/15 (e)	162
200	Spirit Aerosystems, Inc., 7.500%, 10/01/17 (e)	198
30	Triumph Group, Inc., 8.000%, 11/15/17 (e)	30
		572
	Building Products — 0.0% (g)
110	Associated Materials LLC/Associated Materials Finance, Inc., 9.875%, 11/15/16 (m)	117
	Commercial Services & Supplies — 0.4%
	ACCO Brands Corp.,
130	7.625%, 08/15/15 (m)	120
415	10.625%, 03/15/15 (e) (m)	451
165	Geo Group, Inc. (The), 7.750%, 10/15/17 (e) (m)	167
460	Iron Mountain, Inc., 6.625%, 01/01/16 (m)	453
325	ServiceMaster Co. (The), PIK, 10.750%, 07/15/15 (e)	333
		1,524
	Construction & Engineering — 0.0% (g)
	Esco Corp.,
30	8.625%, 12/15/13 (e) (m)	30
60	VAR, 4.129%, 12/15/13 (e) (m)	53
		83
	Industrial Conglomerates — 0.8%
960	General Electric Co., 5.250%, 12/06/17 (m)	1,007
1,035	Hutchison Whampoa International 09/16 Ltd., (Cayman Islands), 4.625%, 09/11/15 (e) (m)	1,065
630	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	790
		2,862
	Industrial Machinery — 0.4%
395	Baldor Electric Co., 8.625%, 02/15/17 (m)	405
250	General Cable Corp., 7.125%, 04/01/17 (m)	244
	RBS Global, Inc./Rexnord LLC,
592	9.500%, 08/01/14 (e)	599
		1,248
	Machinery — 0.2%
115	Case New Holland, Inc., 7.750%, 09/01/13 (e) (m)	116
550	Terex Corp., 8.000%, 11/15/17	511
200	Titan International, Inc., 8.000%, 01/15/12	199
		826
	Road & Rail — 0.3%
100	Ashtead Capital, Inc., 9.000%, 08/15/16 (e) (m)	100
110	Hertz Corp. (The), 8.875%, 01/01/14 (m)	112
220	RailAmerica, Inc., 9.250%, 07/01/17	231

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Road & Rail — Continued
355	RSC Equipment Rental, Inc., 9.500%, 12/01/14	343
245	United Rentals North America, Inc., 9.250%, 12/15/19	239
		1,025
	Trading Companies & Distributors — 0.1%
175	Interline Brands, Inc., 8.125%, 06/15/14 (m)	176
	Total Industrials	8,433
	Information Technology — 2.0%
	Communications Equipment — 0.3%
	Avaya, Inc.,
250	9.750%, 11/01/15 (m)	238
135	PIK, 10.875%, 11/01/15 (m)	124
650	Cisco Systems, Inc., 5.500%, 01/15/40 (m)	630
		992
	Electronic Equipment, Instruments & Components — 0.2%
315	Aeroflex, Inc., 11.750%, 02/15/15 (m)	319
	NXP BV/NXP Funding LLC, (Netherlands),
380	7.875%, 10/15/14 (m)	351
157	10.000%, 07/15/13 (e) (m)	162
		832
	Internet Software & Services — 0.1%
255	GXS Worldwide, Inc., 9.750%, 06/15/15 (e) (m)	242
	IT Services — 0.5%
	First Data Corp.,
690	9.875%, 09/24/15 (m)	597
460	PIK, 10.550%, 09/24/15 (m)	399
900	SunGard Data Systems, Inc., 10.250%, 08/15/15	934
		1,930
	Office Electronics — 0.4%
1,255	Xerox Corp., 4.250%, 02/15/15	1,284
	Semiconductors & Semiconductor Equipment — 0.2%
	Amkor Technology, Inc.,
50	7.750%, 05/15/13 (m)	50
365	9.250%, 06/01/16 (m)	377
100	Freescale Semiconductor, Inc., 10.125%, 03/15/18 (e) (m)	101
340	Sensata Technologies B.V., (Netherlands), 8.000%, 05/01/14	342
		870
	Software — 0.3%
250	JDA Software Group, Inc., 8.000%, 12/15/14 (e) (m)	257
710	Oracle Corp., 6.125%, 07/08/39	755
		1,012
	Total Information Technology	7,162
	Materials — 1.6%
	Chemicals — 0.6%
	Huntsman International LLC,
240	5.500%, 06/30/16 (e) (m)	211
110	7.875%, 11/15/14 (m)	107
250	Johnsondiversey, Inc., 8.250%, 11/15/19 (e) (m)	257
200	Nova Chemicals Corp., (Canada), 8.375%, 11/01/16 (e)	198
360	PolyOne Corp., 8.875%, 05/01/12	373
365	Reichhold Industries, Inc., 9.000%, 08/15/14 (e)	341
45	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	46
185	Solutia, Inc., 8.750%, 11/01/17	193
330	Terra Capital, Inc., 7.750%, 11/01/19 (e)	368
		2,094
	Containers & Packaging — 0.3%
180	BWAY Corp., 10.000%, 04/15/14 (e) (m)	185
	Graham Packaging Co. LP/GPC Capital Corp. I,
40	8.250%, 01/01/17 (e) (m)	40
560	9.875%, 10/15/14 (m)	571
100	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.750%, 10/15/16 (e)	101
105	Solo Cup Co., 8.500%, 02/15/14	100
		997
	Metals & Mining — 0.5%
570	ArcelorMittal, (Luxembourg), 6.125%, 06/01/18 (m)	590
490	Barrick Australian Finance Pty Ltd., (Australia), 5.950%, 10/15/39 (m)	480
170	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17 (e) (m)	170
200	FMG Resources August 2006 Pty Ltd., (Australia), 10.625%, 09/01/16 (e) (m)	223
145	Novelis, Inc., (Canada), 7.250%, 02/15/15	134
400	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	401
		1,998
	Paper & Forest Products — 0.2%
	Georgia-Pacific LLC,
170	7.000%, 01/15/15 (e) (m)	172

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   47

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Paper & Forest Products — Continued
195	7.125%, 01/15/17 (e) (m)	197
270	Glatfelter, 7.125%, 05/01/16 (m)	259
110	NewPage Corp., 11.375%, 12/31/14	105
		733
	Total Materials	5,822
	Telecommunication Services — 5.5%
	Diversified Telecommunication Services — 4.8%
	AT&T, Inc.,
615	6.300%, 01/15/38 (m)	627
3,230	6.700%, 11/15/13 (m)	3,679
1,705	British Telecommunications plc, (United Kingdom), 5.950%, 01/15/18 (m)	1,765
175	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e) (m)	171
310	GCI, Inc., 8.625%, 11/15/19 (e) (m)	315
	PAETEC Holding Corp.,
280	8.875%, 06/30/17	282
315	9.500%, 07/15/15	306
	Qwest Communications International, Inc.,
355	7.125%, 04/01/18 (e)	355
385	7.500%, 02/15/14	389
810	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	900
	Telefonica Emisiones S.A.U., (Spain),
1,990	5.855%, 02/04/13	2,175
3,940	5.984%, 06/20/11	4,160
670	Verizon Communications, Inc., 8.750%, 11/01/18	845
610	Wind Acquisition Finance S.A., (Luxembourg), 12.000%, 12/01/15 (e)	653
430	Windstream Corp., 8.625%, 08/01/16	438
		17,060
	Wireless Telecommunication Services — 0.7%
800	Alltel Corp., 7.875%, 07/01/32 (m)	963
100	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e) (m)	95
399	iPCS, Inc., PIK, 4.249%, 05/01/14 (m)	343
500	MetroPCS Wireless, Inc., 9.250%, 11/01/14 (m)	499
	Sprint Capital Corp.,
530	6.900%, 05/01/19	465
335	8.750%, 03/15/32	296
		2,661
	Total Telecommunication Services	19,721
	Utilities — 3.0%
	Electric Utilities — 0.9%
630	Dominion Resources, Inc., 5.200%, 08/15/19 (m)	645
1,345	Duke Energy Corp., 5.050%, 09/15/19 (m)	1,376
100	Mirant Americas Generation LLC, 8.500%, 10/01/21 (m)	94
1,010	Nevada Power Co., 7.125%, 03/15/19	1,149
		3,264
	Gas Utilities — 1.2%
850	DCP Midstream LLC, 9.750%, 03/15/19 (e) (m)	1,077
860	Enterprise Products Operating LP, 7.550%, 04/15/38 (m)	1,003
575	EQT Corp., 8.125%, 06/01/19 (m)	688
1,265	Kinder Morgan Energy Partners LP, 6.850%, 02/15/20 (m)	1,437
		4,205
	Independent Power Producers & Energy Traders — 0.5%
415	AES Corp. (The), 8.000%, 10/15/17 (m)	412
300	Dynegy Holdings, Inc., 7.625%, 10/15/26 (m)	207
	Energy Future Holdings Corp.,
220	10.000%, 01/15/20 (e) (m)	225
415	10.875%, 11/01/17 (m)	314
540	NRG Energy, Inc., 7.375%, 02/01/16 (m)	533
		1,691
	Multi-Utilities — 0.4%
1,065	DTE Energy Co., 7.625%, 05/15/14 (m)	1,226
130	Mirant North America LLC, 7.375%, 12/31/13 (m)	130
		1,356
	Total Utilities	10,516
	Total Corporate Bonds (Cost $157,934)	165,041
Mortgage Pass-Through Securities — 37.0%
30	Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
	6.000%, 02/01/11 - 04/01/11 (m)	32
	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
8,100	TBA, 4.500%, 03/15/40	8,205
8,725	TBA, 5.000%, 03/15/40	9,069
8,215	TBA, 6.000%, 03/15/40	8,791
1,300	TBA, 6.500%, 03/15/40	1,404
99	6.000%, 01/01/35 (m)	107
25	7.000%, 12/01/25 - 02/01/26 (m)	27
68	7.500%, 10/01/26 - 02/01/27 (m)	76

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Securities — Continued
	Multi-Utilities — Continued
48	8.000%, 04/01/26 - 07/01/26 (m)	56
	Federal National Mortgage Association, 15 Year, Single Family,
3,350	TBA, 4.000%, 03/25/25	3,420
9,190	TBA, 4.500%, 03/25/25	9,566
5,235	TBA, 5.000%, 03/25/25	5,518
	Federal National Mortgage Association, 30 Year, Single Family,
10,360	TBA, 4.500%, 03/25/40	10,489
17,640	TBA, 5.000%, 03/25/40 - 04/25/40	18,288
15,405	TBA, 5.500%, 04/25/40	16,180
17,120	TBA, 6.000%, 04/25/40	18,187
4,285	TBA, 6.500%, 04/25/40	4,593
819	6.000%, 10/01/23 - 01/01/29 (m)	881
809	6.500%, 04/01/29 - 03/01/35 (m)	870
199	7.000%, 02/01/35 - 03/01/35 (m)	215
30	7.500%, 03/01/35 (m)	34
	Government National Mortgage Association, 30 Year, Single Family,
8,200	TBA, 4.500%, 03/15/40	8,339
5,400	TBA, 5.000%, 03/15/40	5,626
1,500	TBA, 6.000%, 03/15/40	1,600
470	7.000%, 09/15/31 (m)	525
	Total Mortgage Pass-Through Securities (Cost $131,763)	132,098
Supranational — 0.9%
2,760	European Investment Bank, 4.875%, 02/16/16 (m) (Cost $2,805)	3,030
U.S. Government Agency Securities — 7.6%
1,800	Federal Home Loan Mortgage Corp., 5.125%, 10/18/16 (m)	2,004
	Federal National Mortgage Association,
22,505	1.750%, 02/22/13 (m)	22,646
2,140	4.875%, 12/15/16 (m)	2,353
	Total U.S. Government Agency Securities (Cost $26,479)	27,003
U.S. Treasury Obligations — 6.3%
	U.S. Treasury Bonds,
1,530	3.500%, 02/15/39 (m)	1,277
1,180	4.500%, 08/15/39 (m)	1,175
310	5.500%, 08/15/28 (m)	354
300	6.250%, 08/15/23 (m)	366
1,835	7.125%, 02/15/23 (m)	2,404
690	7.250%, 05/15/16 (m)	867
1,298	U.S. Treasury Bonds Principal STRIPS, 02/15/40 (m)	314
	U.S. Treasury Notes,
6,277	1.375%, 11/15/12 (m)	6,307
1,115	2.125%, 11/30/14 (m)	1,113
2,210	2.250%, 01/31/15 (m)	2,211
1,485	2.625%, 12/31/14 (m)	1,513
4,025	3.375%, 11/15/19 (m)	3,955
645	3.625%, 02/15/20 (m)	647
	Total U.S. Treasury Obligations (Cost $22,291)	22,503
SHARES
Common Stock — 0.1%
	Consumer Discretionary — 0.1%
	Media — 0.1%
13	Dex One Corp. (a) (Cost $764)	382
NUMBER OF CONTRACTS
Option Purchased — 0.1%
	Call Option Purchased — 0.0% (g)
843	90 Day Eurodollar Futures, Expiring 9/13/10 $99.63, American Style (r)	116

NOTIONAL AMOUNT
	Receiver Options Purchased on Interest Rate Swaps:
6,812	Expiring 03/08/10. If exercised the Fund receives semi-annually 3.680% and pays quarterly floating 3 month LIBOR expiring 03/10/20, European Style. Counterparty: Citibank, N.A. (r)	35
11,823	Expiring 09/22/10. If exercised the Fund receives semi-annually 1.060% and pays quarterly floating 3 month LIBOR expiring 09/24/11, European Style. Counterparty: Deutsche Bank AG, New York (r)	33
	Total Call Options Purchased (Cost $154)	184
	Receiver/Payer Straddles on Interest Rate Swaps — 0.1%
27,296	Expiring 11/16/10. If exercised the Fund pays/receives semi-annually 1.680% and receives/pays quarterly floating 3 month LIBOR terminating 11/18/11. European Style. Counterparty: Citibank, N.A. (r)	220
	Total Receiver/Payer Straddles on Interest Rate Swaps (Cost $258)	220

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   49

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands except number of contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Option Purchased — Continued
	Put Options Purchased — 0.0% (g)
47	10 Year U.S. Treasury Note Futures, Expiring 4/23/10 $114.00, American Style (r)	6
78	10 Year U.S. Treasury Note Futures, Expiring 5/21/10 $112.00, American Style (r)	10
106	90 Day Eurodollar Futures, Expiring 6/14/10 $99.38, American Style (r)	5

NOTIONAL AMOUNT
	Payer Options Purchased on Interest Rate Swaps:
35,479	Expiring 03/05/10. If exercised the Fund pays semi-annually 1.185% and receives quarterly floating 3 month LIBOR terminating 03/09/12, European Style. Counterparty: Citibank, N.A. (r)	4
1,740	Expiring 03/25/10. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR termination 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	—	(h)
2,560	Expiring 06/30/10. If exercised the Fund pays semi-annually 4.698% and receives quarterly floating 3 month LIBOR termination 07/02/20, European Style. Counterparty: Royal Bank of Scotland (r)	8
1,280	Expiring 07/12/10. If exercised the Fund pays semi-annually 4.388% and receives quarterly floating 3 month LIBOR terminating 07/14/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	10
11,823	Expiring 09/22/10. If exercised the Fund pays semi-annually 3.060% and receives quarterly floating 3 month LIBOR terminating 09/24/11, European Style. Counterparty: Deutsche Bank AG, New York (r)	1
	Total Put Options Purchased (Cost $342)	44
	Total Options Purchased (Cost $754)	448

PRINCIPAL AMOUNT
Short-Term Investments — 17.7%
	U.S. Treasury Obligation — 0.3%
780	U.S. Treasury Bill, 0.094%, 06/03/10 (k) (n)	780

SHARES
	Investment Company — 17.4%
62,157	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.060% (b) (l) (m)	62,157
	Total Short-Term Investments (Cost $62,937)	62,937
	Total Investments — 138.3% (Cost $482,343)	493,398
	Liabilities in Excess of Other Assets — (38.3)%	(136,550)
	NET ASSETS — 100.0%	$356,848

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 02/28/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
72	10 Year U.S. Treasury Note	03/22/10	8,561	13
35	3 Month Euro	06/14/10	11,822	7
29	10 Year U.S. Treasury Note	06/21/10	3,407	27
171	30 Year U.S. Treasury Bond	06/21/10	20,124	312
27	2 Year U.S. Treasury Note	06/30/10	5,871	4
14	30 Day Federal Funds	07/30/10	5,822	8
14	30 Day Federal Funds	08/31/10	5,820	11
40	30 Day Federal Funds	10/29/10	16,618	17
42	30 Day Federal Funds	11/30/10	17,435	23
30	Eurodollar	12/13/10	7,440	9
	Short Futures Outstanding
(10)	30 Day Federal Funds	03/31/10	(4,161)	(7)
(108)	30 Day Federal Funds	05/28/10	(44,925)	(19)
(77)	Eurodollar	06/14/10	(19,183)	(22)
(163)	10 Year U.S. Treasury Note	06/21/10	(19,150)	(73)
(31)	30 Year U.S. Treasury Bond	06/21/10	(3,648)	(30)
(136)	2 Year U.S. Treasury Note	06/30/10	(29,571)	(41)
(151)	5 Year U.S. Treasury Note	06/30/10	(17,507)	(71)
(136)	Eurodollar	09/13/10	(33,825)	(49)
(35)	3 Month Euro	12/13/10	(11,779)	(8)
(41)	Eurodollar	06/13/11	(10,094)	(1)
				110

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.63	12/13/10	843	(69)
10 Year U.S. Treasury Note Futures, American Style	119.00	03/26/10	19	(4)
10 Year U.S. Treasury Note Futures, American Style	120.00	04/23/10	47	(10)
10 Year U.S. Treasury Note Futures, American Style	120.00	05/21/10	78	(33)
(Premiums received of $85.)				(116)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodoller Futures, American Style	$99.00	06/14/10	106	(2)
10 Year U.S. Treasury Note Futures, American Style	114.00	03/26/10	19	(1)
(Premiums received of $26.)				(3)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   51

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

Receiver Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A.	1.170% semi-annually	03/08/10	03/10/12	14,192	(31)
Citibank, N.A.	4.390% semi-annually	03/08/10	03/10/40	1,703	(17)
(Premiums received of $54.)					(48)

*	European Style

**	The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Payer Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	5.388% semi-annually	07/12/10	07/14/20	1,280	(1)
(Premiums received of $19.)

*	European Style

**	The Fund would pay or receive quarterly a floating rate based on 3 month LIBOR, if exercised.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A.	3.785% semi-annually	3 month LIBOR quarterly	02/19/20	4,920	(55)	—
Credit Suisse International	4.501% semi-annually	3 month LIBOR quarterly	02/18/40	3,540	(73)	—
Deutsche Bank AG, New York	4.090% semi-annually	3 month LIBOR quarterly	04/11/20	2,735	(83)	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	1.640% semi-annually	04/11/12	11,675	110	—
Deutsche Bank AG, New York	3.883% semi-annually	3 month LIBOR quarterly	02/22/20	3,194	(61)	—
Deutsche Bank AG, New York	2.610% semi-annually	3 month LIBOR quarterly	03/02/15	8,072	—	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	4.426% semi-annually	03/02/40	2,267	—	—
					(162)	—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Price Locks

SWAP COUNTERPARTY	REFERENCE OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A. (††)	U.S. Treasury Note, 3.625%, 02/15/20	$ 99.28	03/11/10	5,110	25	—
Credit Suisse International (††)	U.S. Treasury Bond, 4.625%, 02/15/40	99.59	03/10/10	3,685	36	—
Credit Suisse International (††)	U.S. Treasury Bond, 6.875%, 08/15/25	127.96	03/15/10	1,019	19	—
Deutsche Bank AG, New York (††)	U.S. Treasury Note, 3.625%, 02/15/20	98.43	03/11/10	3,332	45	—
Deutsche Bank AG, New York (††)	U.S. Treasury Bond, 5.000%, 05/15/37	105.53	03/17/10	3,170	84	—
Deutsche Bank AG, New York (†)	U.S. Treasury Bond, 6.875%, 08/15/25	127.82	03/17/10	3,910	(79)	—
					130	—

(†)	If the market price exceeds the price lock at termination, the Fund pays the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund receives the difference between the price lock and market price.

(††)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and market price.

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	12/20/14	0.572%	900	(19)	15
Jones Apparel Group, Inc., 5.125%, 11/15/14	1.000% quarterly	12/20/14	1.372	900	13	(42)
Citibank, N.A.:
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	03/20/15	0.595	450	(10)	9
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	09/20/14	0.685	1,800	(27)	31
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	03/20/15	0.735	450	(7)	9
Kingdom of Spain, 5.500%, 07/30/17	1.000% quarterly	03/20/15	1.287	970	11	(31)
Kingdom of Spain, 5.500%, 07/30/17	1.000% quarterly	03/20/15	1.287	950	11	(15)
Nordstrom, Inc., 6.950%, 03/15/28	1.000% quarterly	03/20/15	0.841	450	(4)	1
Sherwin-Williams Co.(The), 7.375%, 02/01/27	1.000% quarterly	12/20/14	0.435	900	(25)	31
Wells Fargo & Co., 0.449%, 10/28/15	1.000% quarterly	12/20/14	1.089	900	2	2
Credit Suisse International:
Allianz Finance II BV, 5.625%, 11/29/12	1.000% quarterly	03/20/15	0.687	EUR 260	(6)	4
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	03/20/15	0.595	450	(10)	9
Gap, Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.410	3,000	(83)	89
Gap, Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.417	1,000	(27)	31
Hartford Financial Services Group, Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	450	23	(13)
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	12/20/14	0.712	1,400	(21)	27
Jones Apparel Group, Inc., 5.125%, 11/15/14	1.000% quarterly	03/20/15	1.416	180	3	(6)
Kingdom of Belgium, 5.750%, 09/28/10	1.000% quarterly	03/20/15	0.670	960	(17)	17
Kingdom of Belgium, 5.750%, 09/28/10	1.000% quarterly	03/20/15	0.670	970	(17)	10
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	0.369	2,350	(104)	—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	0.369	1,150	(56)	—
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	1.895	1,500	(200)	(60)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	1,800	27	(17)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	12/20/14	1.439	900	16	(8)
Zurich Insurance Co., 3.875%, 07/27/11	1.000% quarterly	03/20/15	0.936	EUR 260	(2)	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   53

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Deutsche Bank AG, New York:
AutoZone, Inc., 5.500%, 11/15/15	1.000% quarterly	12/20/14	0.572%	450	(10)	10
Deutsche Telekom International Finance BV, 8.125%, 05/29/12	1.000% quarterly	03/20/15	0.704	850	(14)	13
Gap, Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.410	6,000	(167)	175
Government of Netherlands, 3.250%, 07/15/15	0.250% quarterly	03/20/15	0.405	340	2	(3)
Hartford Financial Services Group Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	450	23	(14)
Kohl’s Corp., 6.250%, 12/15/17	1.000% quarterly	09/20/14	0.691	3,000	(46)	10
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	1.895	3,000	(400)	(27)
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	1.895	3,000	(400)	65
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	09/20/14	1.944	1,800	(248)	112
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	12/20/14	1.987	450	19	(13)
Macy’s Retail Holdings, Inc., 7.450%, 07/15/17	1.000% quarterly	12/20/14	1.939	200	8	(17)
Nokia OYJ, 6.750%, 02/04/19	0.250% quarterly	12/20/14	0.613	900	15	(13)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	900	14	(9)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	900	14	(5)
Republic of Austria, 5.250%, 01/04/11	1.620% quarterly	06/20/14	0.670	6,100	(258)	—
Sara Lee Corp., 6.125%, 11/01/32	1.000% quarterly	06/20/14	0.457	2,000	(49)	53
Walt Disney Co. (The), 5.625%, 09/15/16	1.000% quarterly	09/20/14	0.479	1,800	(45)	48
Royal Bank of Scotland:
Bundesrepublik Deutschland, 6.000%, 06/20/16	0.250% quarterly	03/20/15	0.419	850	7	(9)
Bundesrepublik Deutschland, 6.000%, 06/20/16	0.250% quarterly	03/20/15	0.419	850	7	(7)
Lowe’s Cos, Inc., 5.400%, 10/15/16	1.000% quarterly	09/20/14	0.659	1,800	(30)	33
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	1,800	27	(26)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.403	1,800	27	(30)
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.697	1,900	(99)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.697	560	(30)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.697	320	(19)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.697	520	(30)	—
TJX Cos, Inc., 7.450%, 12/15/09	1.000% quarterly	09/20/14	0.548	1,000	(22)	34
Woolworths Ltd., 5.550%, 11/15/15	1.000% quarterly	12/20/14	0.530	450	(10)	10
Union Bank of Switzerland AG:
Hartford Financial Services Group Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	450	23	(11)
Hartford Financial Services Group Inc., 4.750%, 03/01/14	1.000% quarterly	03/20/15	2.161	450	23	(21)
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	12/20/14	0.712	400	(6)	8
Lincoln National Corp., 6.200%, 12/15/11	1.000% quarterly	03/20/15	2.025	450	20	(19)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	12/20/14	1.439	900	16	(7)
Sherwin-Williams Co. (The), 7.375%, 02/01/27	1.000% quarterly	12/20/14	0.435	400	(11)	14
Staples Inc., 7.375%, 10/01/12	1.000% quarterly	03/20/15	0.727	675	(10)	12
Toyota Motor Corp., 1.330%, 09/20/12	1.000% quarterly	03/20/15	0.974	260	(1)	2
.					(2,189)	463

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Citibank, N.A.:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084%	3,400	709	(897)
CMBX.NA.AJ.5.1	0.980% monthly	02/15/51	11.743	450	228	(204)
CMBX.NA.BBB-.4.1	5.000% monthly	02/17/51	48.923	180	153	(153)
Credit Suisse International:
CMBX.NA.AA.3.1	0.270% monthly	12/13/49	19.954	180	126	(125)
CMBX.NA.AAA.1.1	0.100% monthly	10/12/52	1.603	5,000	377	(1,200)
CMBX.NA.AAA.1.1	0.100% monthly	10/12/52	1.603	3,500	264	(796)
CMBX.NA.AAA.1.1	0.100% monthly	10/12/52	1.603	2,500	189	(561)
CMBX.NA.AAA.1.1	0.100% monthly	10/12/52	1.603	1,500	113	(308)
CMBX.NA.AAA.1.1	0.840% monthly	10/12/52	6.932	900	247	(265)
CMBX.NA.BBB-.5.1	5.000% monthly	02/15/51	48.397	180	153	(153)
Deutsche Bank AG, New York:
CDX.EM.11.1	5.000% semi-annually	06/20/14	2.698	2,000	(199)	96
CDX.NA.HY.12.8	5.000% quarterly	06/20/14	5.312	2,000	3	(219)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.603	5,000	377	(962)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	11,375	2,374	(2,098)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	34.084	5,500	1,148	(1,875)
CMBX.NA.A.2.1	0.250% monthly	03/15/49	20.918	270	188	(186)
CMBX.NA.AA.3.1	0.270% monthly	12/13/49	19.954	180	126	(125)
CMBX.NA.AA.3.1	0.270% monthly	12/13/49	19.954	270	189	(188)
CMBX.NA.AA.3.1	0.270% monthly	12/13/49	19.954	90	63	(63)
					6,828	(10,282)

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	12/20/14	1.471%	900	(17)	36
Citibank, N.A.:
Hellenic Republic Government Bond, 5.900%, 10/22/22	1.000% quarterly	03/20/15	3.602	485	(52)	65
Hellenic Republic Government Bond, 5.900%, 10/22/22	1.000% quarterly	03/20/15	3.602	475	(51)	55
Credit Suisse International:
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	03/20/15	1.291	450	(5)	10
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	12/20/14	1.471	900	(17)	24
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	03/20/15	1.513	180	(4)	7
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	175	(104)	104
OTE plc, 5.000%, 08/05/13	1.000% quarterly	12/20/14	1.134	675	(4)	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   55

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in U.S. dollar, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Deutsche Bank AG, New York:
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	12/20/14	1.262%	450	(5)	9
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	03/20/15	1.291	450	(5)	10
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	225	(133)	123
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	90	(53)	53
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	2.339	3,000	342	(58)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	2.339	3,000	342	(115)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	09/20/14	2.371	1,800	212	(124)
Prudential Financial Inc, 4.500%, 07/15/13	5.000% quarterly	06/20/14	1.976	2,000	259	330
Verizon Communications Inc., 4.900%, 09/15/15	1.000% quarterly	03/20/15	0.742	850	12	(11)
Union Bank of Switzerland AG:
Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	1.000% quarterly	03/20/15	1.291	450	(5)	8
Eastman Kodak Co., 7.250%, 11/15/13	5.000% quarterly	03/20/15	8.815	250	(34)	29
Eastman Kodak Co., 7.250%, 11/15/13	5.000% quarterly	03/20/15	8.815	80	(11)	11
JC Penney Corp., Inc., 6.375%, 10/15/36	1.000% quarterly	12/20/14	1.471	900	(17)	23
MBIA Global Funding LLC, 0.643%, 10/06/10	5.000% quarterly	03/20/15	35.148	225	(133)	124
					517	708

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/10 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Bank of America:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	1.896%	4,000	76	116
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	3,100	(1,927)	2,107
Credit Suisse International:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	2,700	(1,678)	1,906
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	2,700	(1,678)	1,906
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	900	(559)	621
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	1.896	2,000	38	74
CMBX.NA.AAA.4	0.350% monthly	02/17/51	3.477	900	(167)	211
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	11,375	(7,070)	6,126
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	5,000	(3,108)	3,625
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	42.023	800	(497)	566
					(16,570)	17,258

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   57

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

BRL—	Brazilian Real

CDX—	Credit Derivative Index

CLN—	Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of February 28, 2010. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

DA—	Development Authority

ETF—	Exchange Traded Fund

EUR—	Euro

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2010. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

PIK—	Payment-in-Kind

PLN—	Polish Zloty

Reg.S—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMICS—	Real Estate Mortgage Investment Conduits

SPDR—	Standard & Poor’s Depository Receipts

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2010.

TBA—	To Be Announced

TRY—	New Turkish Lira

UYU—	Uruguayan Peso

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

Yankee—	Dollar-denominated bonds issued in the U.S. by foreign banks or corporations

YCC—	Yield Curve Certificate

˜—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

ˆ—	Unsettled security, coupon rate is undetermined at February 28, 2010.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Debt Fund	$8,145	4.3%
Strategic Income Opportunities Fund	28,161	0.4
Total Return Fund	8,957	1.8

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2010.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(o)—	CLN issuer is in bankruptcy.

(r)—	Rates shown are per annum and payments are as described.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	Emerging Markets Debt Fund	Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$185,462	$169,755
Investments in affiliates, at value	4,061	890
Total investment securities, at value	189,523	170,645
Foreign currency, at value	3	2
Receivables:
Investment securities sold	1,598	3,270
Fund shares sold	314	3,131
Interest and dividends	3,828	666
Unrealized appreciation on forward foreign currency exchange contracts	136	—
Outstanding swap contracts, at value	654	—
Total Assets	196,056	177,714

LIABILITIES:
Payables:
Due to custodian	—	118
Dividends	306	—
Investment securities purchased	3,051	2,738
Fund shares redeemed	2,207	35
Variation margin on futures contracts	51	4
Unrealized depreciation on forward foreign currency exchange contracts	60	—
Outstanding swap contracts, at value	2,746	—
Accrued liabilities:
Investment advisory fees	98	46
Administration fees	15	11
Shareholder servicing fees	24	12
Distribution fees	7	32
Custodian and accounting fees	31	77
Trustees’ and Chief Compliance Officer’s fees	3	1
Other	285	67
Total Liabilities	8,884	3,141
Net Assets	$187,172	$174,573

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Emerging Markets Debt Fund	Real Return Fund
NET ASSETS:
Paid in capital	$257,439	$175,662
Accumulated undistributed (distributions in excess of) net investment income	717	(2)
Accumulated net realized gains (losses)	(75,777)	(6,505)
Net unrealized appreciation (depreciation)	4,793	5,418
Total Net Assets	$187,172	$174,573

Net Assets:
Class A	$19,711	$32,408
Class C	5,561	44,774
Class R5	54,699	—
Institutional Class	—	36,440
Select Class	107,201	60,951
Total	$187,172	$174,573

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,615	3,489
Class C	738	4,856
Class R5	7,246	—
Institutional Class	—	3,896
Select Class	14,209	6,532

Net Asset Value:
Class A — Redemption price per share	$7.54	$9.29
Class C — Offering price per share (a)	7.54	9.22
Class R5 — Offering and redemption price per share	7.55	—
Institutional Class — Offering and redemption price per share	—	9.35
Select Class — Offering and redemption price per share	7.54	9.33
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.83	$9.65

Cost of investments in non-affiliates	$178,480	$164,303
Cost of investments in affiliates	4,061	890
Cost of foreign currency	3	—

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Strategic Income Opportunities Fund	Total Return Fund
ASSETS:
Investments in non-affiliates, at value	$2,579,053	$431,241
Investments in affiliates, at value	4,659,459	62,157
Total investment securities, at value	7,238,512	493,398
Cash	3,289	11
Foreign currency, at value	850	52
Receivables:
Investment securities sold	29,647	3,913
Investment securities sold — delayed delivery securities	—	64,753
Fund shares sold	139,985	365
Interest and dividends	42,800	3,058
Variation margin on futures contracts	—	30
Unrealized appreciation on forward foreign currency exchange contracts	185	—
Unrealized appreciation on unfunded commitments	5	—
Outstanding swap contracts, at value	83,063	8,978
Total Assets	7,538,336	574,558

LIABILITIES:
Payables:
Dividends	10,706	1,667
Investment securities purchased	160,784	128
Investment securities purchased — delayed delivery securities	6,810	194,198
Fund shares redeemed	5,694	816
Variation margin on futures contracts	646	—
Outstanding options written, at fair value	3,756	168
Outstanding swap contracts, at value	95,380	20,424
Accrued liabilities:
Investment advisory fees	1,114	78
Administration fees	357	31
Shareholder servicing fees	1,033	63
Distribution fees	551	—	(a)
Custodian and accounting fees	95	21
Trustees’ and Chief Compliance Officer’s fees	14	3
Other	97	113
Total Liabilities	287,037	217,710
Net Assets	$7,251,299	$356,848

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Strategic Income Opportunities Fund	Total Return Fund
NET ASSETS:
Paid in capital	$7,123,239	$344,157
Accumulated undistributed (distributions in excess of) net investment income	(1,185)	(376)
Accumulated net realized gains (losses)	7,487	5,194
Net unrealized appreciation (depreciation)	121,758	7,873
Total Net Assets	$7,251,299	$356,848

Net Assets:
Class A	$1,353,000	$59
Class C	599,969	111
Class R5	279	59
Select Class	5,298,051	356,619
Total	$7,251,299	$356,848

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	117,042	6
Class C	51,926	11
Class R5	24	6
Select Class	457,486	34,369

Net Asset Value:
Class A — Redemption price per share	$11.56	$10.37
Class C — Offering price per share (b)	11.55	10.36
Class R5 — Offering and redemption price per share	11.59	10.37
Select Class — Offering and redemption price per share	11.58	10.38
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.01	$10.77

Cost of investments in non-affiliates	$2,455,504	$420,186
Cost of investments in affiliates	4,659,459	62,157
Cost of foreign currency	858	56
Premiums paid on swaps	80,180	11,114
Premiums received on swaps	91,933	19,261
Premiums received from options written	3,686	184

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,237		$4,762
Dividend income from affiliates	39		6
Total investment income	12,276		4,768

EXPENSES:
Investment advisory fees	1,110		427
Administration fees	160		121
Distribution fees:
Class A	28		52
Class C	28		176
Shareholder servicing fees:
Class A	28		52
Class C	9		59
Class R5	21		—
Institutional Class	—		30
Select Class	255		120
Custodian and accounting fees	94		84
Interest expense to non-affiliates	223		—
Professional fees	128		65
Trustees’ and Chief Compliance Officer’s fees	2		2
Printing and mailing costs	23		18
Registration and filing fees	55		40
Transfer agent fees	101		54
Other	4		1
Total expenses	2,269		1,301
Less amounts waived	(194)		(339)
Less earnings credits	—	(a)	— (a)
Less expense reimbursements	—		(20)
Net expenses	2,075		942
Net investment income (loss)	10,201		3,826

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Emerging Markets Debt Fund	Real Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(28,557)	$(20)
Futures	106	1
Foreign currency transactions	(1,224)	—	(a)
Swaps	(9,966)	662
Net realized gain (loss)	(39,641)	643
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	74,444	6,846
Futures	254	(88)
Foreign currency translations	80	—	(a)
Swaps	10,630	104
Change in net unrealized appreciation (depreciation)	85,408	6,862
Net realized/unrealized gains (losses)	45,767	7,505
Change in net assets resulting from operations	$55,968	$11,331

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   65

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$106,164		$32,381
Dividend income from non-affiliates	1,568		11
Interest income from affiliates	—	(a)	2
Dividend income from affiliates	2,483		498
Total investment income	110,215		32,892

EXPENSES:
Investment advisory fees	11,088		1,738
Administration fees	2,373		588
Distribution fees:
Class A	975		—	(a)
Class C	1,527		1
Shareholder servicing fees:
Class A	975		—	(a)
Class C	509		—	(a)
Class R5	—	(a)	—	(a)
Select Class	4,675		1,448
Custodian and accounting fees	188		91
Interest expense to affiliates	5		1
Professional fees	169		113
Trustees’ and Chief Compliance Officer’s fees	26		6
Printing and mailing costs	184		47
Registration and filing fees	204		43
Transfer agent fees	166		8
Other	46		—	(a)
Total expenses	23,110		4,084
Less amounts waived	(4,334)		(557)
Less earnings credits	—	(a)	—	(a)
Net expenses	18,776		3,527
Net investment income (loss)	91,439		29,365

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Strategic Income Opportunities Fund	Total Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$16,581	$13,062
Futures	(2,643)	4,717
Payment by Advisor (See Note 3)	472	80
Foreign currency transactions	(28)	72
Options written	4,444	710
Swaps	9,855	3,812
Net realized gain (loss)	28,681	22,453
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	124,091	78,188
Futures	(1,308)	(425)
Foreign currency translations	172	12
Options Written	(70)	384
Swaps	1,440	(1,199)
Unfunded commitments	339	—
Change in net unrealized appreciation (depreciation)	124,664	76,960
Net realized/unrealized gains (losses)	153,345	99,413
Change in net assets resulting from operations	$244,784	$128,778

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,201	$20,417	$3,826	$1,233
Net realized gain (loss)	(39,641)	(37,836)	643	(5,348)
Change in net unrealized appreciation (depreciation)	85,408	(77,618)	6,862	(5,738)
Change in net assets resulting from operations	55,968	(95,037)	11,331	(9,853)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(664)	(547)	(620)	(345)
Class C
From net investment income	(203)	(224)	(556)	(383)
Class R5
From net investment income	(2,640)	(1,261)	—	—
Institutional Class
From net investment income	—	—	(1,098)	(320)
Select Class
From net investment income	(5,680)	(15,199)	(1,709)	(2,440)
Total distributions to shareholders	(9,187)	(17,231)	(3,983)	(3,488)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(59,142)	11,079	86,959	15,912

NET ASSETS:
Change in net assets	(12,361)	(101,189)	94,307	2,571
Beginning of period	199,533	300,722	80,266	77,695
End of period	$187,172	$199,533	$174,573	$80,266
Accumulated undistributed (distributions in excess of) net investment income	$717	$37	$(2)	$1

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Strategic Income Opportunities Fund		Total Return Fund
	Year Ended 2/28/2010	Period Ended 2/28/2009 (a)	Year Ended 2/28/2010	Period Ended 2/28/2009 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$91,439	$713	$29,365	$24,174
Net realized gain (loss)	28,681	151	22,453	2,142
Change in net unrealized appreciation (depreciation)	124,664	(2,906)	76,960	(69,087)
Change in net assets resulting from operations	244,784	(2,042)	128,778	(42,771)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(14,106)	(3)	(3)	(2)
From net realized gains	(3,577)	(1)	(2)	— (c)
Class C
From net investment income	(6,183)	(1)	(3)	(2)
From net realized gains	(1,944)	(1)	(1)	— (c)
Class R5
From net investment income	(7)	(1)	(3)	(2)
From net realized gains	(1)	(1)	(2)	— (c)
Select Class
From net investment income	(70,206)	(602)	(30,788)	(23,774)
From net realized gains	(17,460)	(588)	(15,203)	(3,531)
Total distributions to shareholders	(113,484)	(1,198)	(46,005)	(27,311)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,774,244	348,995	(376,586)	720,743

NET ASSETS:
Change in net assets	6,905,544	345,755	(293,813)	650,661
Beginning of period	345,755	—	650,661	—
End of period	$7,251,299	$345,755	$356,848	$650,661
Accumulated undistributed (distributions in excess of) net investment income	$(1,185)	$133	$(376)	$1,829

(a)	Commencement of operations was October 13, 2008.

(b)	Commencement of operations was June 16, 2008.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,676	$8,860	$29,319	$11,505
Dividends and distributions reinvested	636	444	557	316
Cost of shares redeemed	(5,684)	(9,554)	(7,624)	(6,496)
Redemption fees	1	1	—	—
Change in net assets from Class A capital transactions	$13,629	$(249)	$22,252	$5,325
Class C
Proceeds from shares issued	$3,372	$1,025	$42,496	$13,575
Dividends and distributions reinvested	164	171	478	283
Cost of shares redeemed	(1,099)	(2,502)	(7,073)	(8,381)
Redemption fees	— (a)	— (a)	—	—
Change in net assets from Class C capital transactions	$2,437	$(1,306)	$35,901	$5,477
Class R5
Proceeds from shares issued	$27,560	$4,330	$—	$—
Dividends and distributions reinvested	2,528	1,261	—	—
Cost of shares redeemed	(1,064)	(4,485)	—	—
Redemption fees	3	2	—	—
Change in net assets from Class R5 capital transactions	$29,027	$1,108	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$9,119	$20,317
Dividends and distributions reinvested	—	—	903	83
Cost of shares redeemed	—	—	(523)	(977)
Change in net assets from Institutional Class capital transactions	$—	$—	$9,499	$19,423
Select Class
Proceeds from shares issued	$47,175	$114,105	$21,443	$4,476
Dividends and distributions reinvested	2,063	2,475	1,691	2,438
Cost of shares redeemed	(153,479)	(105,074)	(3,827)	(21,227)
Redemption fees	6	20	—	—
Change in net assets from Select Class capital transactions	$(104,235)	$11,526	$19,307	$(14,313)

Total change in net assets from capital transactions	$(59,142)	$11,079	$86,959	$15,912

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Emerging Markets Debt Fund		Real Return Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	2,614	1,093	3,197	1,209
Reinvested	88	61	61	33
Redeemed	(812)	(1,397)	(823)	(699)
Change in Class A Shares	1,890	(243)	2,435	543
Class C
Issued	467	131	4,660	1,394
Reinvested	23	23	53	30
Redeemed	(158)	(361)	(772)	(908)
Change in Class C Shares	332	(207)	3,941	516
Class R5
Issued	4,338	623	—	—
Reinvested	354	177	—	—
Redeemed	(152)	(748)	—	—
Change in Class R5 Shares	4,540	52	—	—
Institutional Class
Issued	—	—	988	2,283
Reinvested	—	—	99	9
Redeemed	—	—	(57)	(110)
Change in Institutional Class Shares	—	—	1,030	2,182
Select Class
Issued	6,761	16,293	2,332	458
Reinvested	291	337	186	255
Redeemed	(24,905)	(16,058)	(425)	(2,334)
Change in Select Class Shares	(17,853)	572	2,093	(1,621)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
	Year Ended 2/28/2010	Period Ended 2/28/2009 (a)	Year Ended 2/28/2010	Period Ended 2/28/2009 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,405,517	$4,125	$— (c)	$50
Dividends and distributions reinvested	15,912	3	5	2
Cost of shares redeemed	(89,033)	(2)	—	—
Change in net assets from Class A capital transactions	$1,332,396	$4,126	$5	$52
Class C
Proceeds from shares issued	$600,038	$967	$53	$50
Dividends and distributions reinvested	5,957	2	4	2
Cost of shares redeemed	(16,809)	— (c)	—	—
Change in net assets from Class C capital transactions	$589,186	$969	$57	$52
Class R5
Proceeds from shares issued	$203	$50	$— (c)	$50
Dividends and distributions reinvested	8	1	5	2
Cost of shares redeemed	— (c)	—	—	—
Change in net assets from Class R5 capital transactions	$211	$51	$5	$52
Select Class
Proceeds from shares issued	$5,144,979	$345,451	$78,731	$123,686
Subscriptions in-kind (See Note 8)	—	—	—	793,417
Dividends and distributions reinvested	14,188	1,021	373	2,636
Cost of shares redeemed	(306,716)	(2,623)	(455,757)	(199,152)
Change in net assets from Select Class capital transactions	$4,852,451	$343,849	$(376,653)	$720,587

Total change in net assets from capital transactions	$6,774,244	$348,995	$(376,586)	$720,743

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Strategic Income Opportunities Fund			Total Return Fund
	Year Ended 2/28/2010	Period Ended 2/28/2009 (a)		Year Ended 2/28/2010	Period Ended 2/28/2009 (b)
SHARE TRANSACTIONS:
Class A
Issued	122,979	410		—	5
Reinvested	1,386	—	(c)	1	—	(c)
Redeemed	(7,733)	—	(c)	—	—
Change in Class A Shares	116,632	410		1	5
Class C
Issued	52,773	96		5	5
Reinvested	520	—	(c)	1	—	(c)
Redeemed	(1,463)	—	(c)	—	—
Change in Class C Shares	51,830	96		6	5
Class R5
Issued	18	5		—	5
Reinvested	1	—	(c)	1	—	(c)
Redeemed	— (c)	—		—	—
Change in Class R5 Shares	19	5		1	5
Select Class
Issued	448,966	34,335		7,978	12,994
Subscriptions in-kind (See Note 8)	—	—		—	78,634
Reinvested	1,236	104		37	264
Redeemed	(26,892)	(263)		(44,705)	(20,833)
Change in Select Class Shares	423,310	34,176		(36,690)	71,059

(a)	Commencement of operations was October 13, 2008.

(b)	Commencement of operations was June 16, 2008.

(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Contribution from affiliate
Emerging Markets Debt Fund
Class A
Year Ended February 28, 2010	$5.56	$0.38	$2.00	$2.38	$(0.40)	$—	$(0.40)	$—
Year Ended February 28, 2009	8.41	0.55	(2.97)	(2.42)	(0.43)	—	(0.43)	—
Year Ended February 29, 2008	8.73	0.54	(0.18)	0.36	(0.53)	(0.15)	(0.68)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.21	0.37	0.58	(0.21)	(0.03)	(0.24)	—
June 30, 2006 (h) through August 31, 2006	7.93	0.08	0.46	0.54	(0.08)	—	(0.08)	—

Class C
Year Ended February 28, 2010	5.55	0.37	1.98	2.35	(0.36)	—	(0.36)	—
Year Ended February 28, 2009	8.40	0.50	(2.95)	(2.45)	(0.40)	—	(0.40)	—
Year Ended February 29, 2008	8.73	0.50	(0.19)	0.31	(0.49)	(0.15)	(0.64)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.20	0.36	0.56	(0.19)	(0.03)	(0.22)	—
June 30, 2006 (h) through August 31, 2006	7.93	0.07	0.47	0.54	(0.08)	—	(0.08)	—

Class R5
Year Ended February 28, 2010	5.56	0.42	2.00	2.42	(0.43)	—	(0.43)	—
Year Ended February 28, 2009	8.42	0.56	(2.96)	(2.40)	(0.46)	—	(0.46)	—
Year Ended February 29, 2008	8.73	0.60	(0.19)	0.41	(0.57)	(0.15)	(0.72)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.24	0.36	0.60	(0.23)	(0.03)	(0.26)	—
May 15, 2006 (h) through August 31, 2006	8.07	0.14	0.33	0.47	(0.15)	—	(0.15)	—

Select Class
Year Ended February 28, 2010	5.56	0.49	1.91	2.40	(0.42)	—	(0.42)	—
Year Ended February 28, 2009	8.42	0.54	(2.95)	(2.41)	(0.45)	—	(0.45)	—
Year Ended February 29, 2008	8.74	0.56	(0.18)	0.38	(0.55)	(0.15)	(0.70)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.21	0.39	0.60	(0.22)	(0.03)	(0.25)	—
Year Ended August 31, 2006	9.29	0.45	0.42	0.87	(0.46)	(1.35)	(1.81)	0.04	(i)
Year Ended August 31, 2005	9.58	0.61	1.08	1.69	(0.67)	(1.31)	(1.98)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Amount rounds to less than $0.01.

(f)	Includes interest expense of 0.19%, 0.18%, 0.18%, and 0.17%, respectively.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

		Ratios/Supplemental data
			Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(e)	$7.54	43.46%	$19,711	1.59	%(f)	5.73%	1.70%	124%
—(e)	5.56	(29.80)	4,025	1.45		7.18	1.46	63
—(e)	8.41	4.22	8,140	1.47		7.22	1.47	80
—(e)	8.73	6.96	2,154	1.50		5.20	1.59	68
—(e)	8.39	6.82	41	1.50		6.17	1.71	270

—(e)	7.54	43.03	5,561	2.08	(f)	5.46	2.20	124
—(e)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—(e)	8.40	3.63	5,154	1.97		6.50	1.98	80
—(e)	8.73	6.73	1,332	2.00		4.66	2.09	68
—(e)	8.39	6.77	27	2.00		5.87	2.20	270

—(e)	7.55	44.27	54,699	1.13	(f)	6.35	1.26	124
—(e)	5.56	(29.54)	15,046	1.01		7.77	1.03	63
—(e)	8.42	4.79	22,347	1.02		7.25	1.03	80
—(e)	8.73	7.15	8,571	1.05		5.42	1.14	68
—(e)	8.39	5.88	2,426	1.05		7.23	1.23	270

—(e)	7.54	43.80	107,201	1.32	(f)	6.57	1.44	124
—(e)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—(e)	8.42	4.48	265,081	1.22		7.10	1.23	80
—(e)	8.74	7.17	125,421	1.25		4.98	1.35	68
—(e)	8.39	10.99 (i)	117,423	1.26	(j)	5.77	1.42	270
—(e)	9.29	19.87	34,448	1.25		6.56	1.72	337

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Real Return Fund
Class A
Year Ended February 28, 2010	$8.63	$0.27	$0.72	$0.99	$(0.33)	$9.29
Year Ended February 28, 2009	10.13	0.22	(1.33)	(1.11)	(0.39)	8.63
Year Ended February 29, 2008	9.52	0.54	0.58	1.12	(0.51)	10.13
September 1, 2006 through February 28, 2007 (f)	9.51	0.04	0.03	0.07	(0.06)	9.52
Year Ended August 31, 2006(g)	10.00	0.42	(0.46)	(0.04)	(0.45)	9.51

Class C
Year Ended February 28, 2010	8.58	0.24	0.69	0.93	(0.29)	9.22
Year Ended February 28, 2009	10.08	0.16	(1.30)	(1.14)	(0.36)	8.58
Year Ended February 29, 2008	9.49	0.50	0.57	1.07	(0.48)	10.08
September 1, 2006 through February 28, 2007 (f)	9.50	0.02	0.02	0.04	(0.05)	9.49
Year Ended August 31, 2006(g)	10.00	0.41	(0.50)	(0.09)	(0.41)	9.50

Institutional Class
Year Ended February 28, 2010	8.68	0.39	0.64	1.03	(0.36)	9.35
Year Ended February 28, 2009	10.17	0.07	(1.15)	(1.08)	(0.41)	8.68
Year Ended February 29, 2008	9.55	0.54	0.63	1.17	(0.55)	10.17
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.03	0.09	(0.07)	9.55
Year Ended August 31, 2006 (g)	10.00	0.49	(0.49)	—	(0.47)	9.53

Select Class
Year Ended February 28, 2010	8.66	0.33	0.69	1.02	(0.35)	9.33
Year Ended February 28, 2009	10.16	0.19	(1.29)	(1.10)	(0.40)	8.66
Year Ended February 29, 2008	9.54	0.52	0.63	1.15	(0.53)	10.16
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.02	0.08	(0.07)	9.54
Year Ended August 31, 2006 (g)	10.00	0.48	(0.49)	(0.01)	(0.46)	9.53

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes interest expense of 0.01%.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of operations was September 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

11.59%	$32,408	0.85%		2.76%	1.13%	24%
(11.29)	9,090	0.91	(e)	2.26	1.48	335
12.30	5,171	0.90		4.60	1.92	494
0.78	630	0.90		0.85	1.34	154
(0.33)	584	0.90		3.96	1.45	223

11.00	44,774	1.38		1.91	1.61	24
(11.64)	7,848	1.41	(e)	2.39	1.97	335
11.71	4,023	1.40		3.36	2.75	494
0.48	27	1.40		0.41	1.85	154
(0.80)	24	1.40		4.58	1.95	223

11.99	36,440	0.48		3.72	0.80	24
(10.90)	24,870	0.51	(e)	(5.77)	1.11	335
12.79	6,950	0.50		5.60	1.18	494
0.96	6,109	0.50		1.22	0.94	154
0.12	944	0.50		7.35	0.98	223

11.91	60,951	0.62		3.54	0.94	24
(11.11)	38,458	0.66	(e)	2.66	1.23	335
12.63	61,551	0.65		5.50	1.31	494
0.83	61,757	0.65		1.18	1.09	154
0.01	58,882	0.65		5.20	1.21	223

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Income Opportunities Fund
Class A
Year Ended February 28, 2010	$9.96	$0.41		$1.66	(g)	$2.07	$(0.41)	$(0.06)	$(0.47)
October 13, 2008(e) through February 28, 2009	10.00	0.09	(f)	0.15		0.24	(0.11)	(0.17)	(0.28)

Class C
Year Ended February 28, 2010	9.96	0.36		1.66	(g)	2.02	(0.37)	(0.06)	(0.43)
October 13, 2008(e) through February 28, 2009	10.00	0.08	(f)	0.15		0.23	(0.10)	(0.17)	(0.27)

Class R5
Year Ended February 28, 2010	9.97	0.45		1.68	(g)	2.13	(0.45)	(0.06)	(0.51)
October 13, 2008(e) through February 28, 2009	10.00	0.14	(f)	0.13		0.27	(0.13)	(0.17)	(0.30)

Select Class
Year Ended February 28, 2010	9.97	0.43		1.67	(g)	2.10	(0.43)	(0.06)	(0.49)
October 13, 2008(e) through February 28, 2009	10.00	0.11	(f)	0.15		0.26	(0.12)	(0.17)	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from operational errors. The impact was less than $0.01 to net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.56	21.06	%(g)	$1,353,000	0.91%	3.54%	1.08%	60%
9.96	2.46		4,084	1.00	2.24	1.68	60

11.55	20.47	(g)	599,969	1.41	3.06	1.58	60
9.96	2.29		958	1.50	2.00	2.34	60

11.59	21.66	(g)	279	0.48	4.31	0.64	60
9.97	2.71		51	0.55	3.69	1.89	60

11.58	21.35	(g)	5,298,051	0.66	3.82	0.84	60
9.97	2.65		340,662	0.75	2.99	1.76	60

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Return Fund
Class A
Year Ended February 28, 2010	$9.15	$0.50	$1.58	(e)	$2.08	$(0.54)	$(0.32)	$(0.86)
June 16, 2008(g) through February 28, 2009	10.00	0.35	(0.82)		(0.47)	(0.33)	(0.05)	(0.38)

Class C
Year Ended February 28, 2010	9.15	0.42	1.59	(e)	2.01	(0.48)	(0.32)	(0.80)
June 16, 2008(g) through February 28, 2009	10.00	0.31	(0.82)		(0.51)	(0.29)	(0.05)	(0.34)

Class R5
Year Ended February 28, 2010	9.16	0.52	1.58	(e)	2.10	(0.57)	(0.32)	(0.89)
June 16, 2008(g) through February 28, 2009	10.00	0.37	(0.82)		(0.45)	(0.34)	(0.05)	(0.39)

Select Class
Year Ended February 28, 2010	9.15	0.53	1.57	(e)	2.10	(0.55)	(0.32)	(0.87)
June 16, 2008(g) through February 28, 2009	10.00	0.34	(0.81)		(0.47)	(0.33)	(0.05)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, net realized and unrealized gain (losses) on investments per share would have been $1.56 and the total return would have been 23.37% for Select Class Shares. The impact was less than $0.01 to net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class A, Class C and Class R5 Shares (See Note 3).

(f)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$10.37	23.27	%(e)	$59	0.71%	5.02%	0.95%		572%
9.15	(4.80)		48	0.75	5.19	2.76	(f)	353

10.36	22.43	(e)	111	1.36	4.38	1.45		572
9.15	(5.17)		47	1.40	4.54	3.26	(f)	353

10.37	23.44	(e)	59	0.46	5.26	0.50		572
9.16	(4.56)		48	0.52	5.42	2.31	(f)	353

10.38	23.48	(e)	356,619	0.61	5.07	0.70		572
9.15	(4.74)		650,518	0.65	5.70	0.79	(f)	353

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. JPM I (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Strategic Income Opportunities Fund	Class A, Class C, Class R5 and Select Class	Diversified
Total Return Fund	Class A, Class C, Class R5 and Select Class	Diversified

The Strategic Income Opportunities Fund commenced operations on October 13, 2008.

The Total Return Fund commenced operations on June 16, 2008. Prior to January 29, 2010, Class A, Class C and Class R5 Shares of the Total Return Fund were not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

82   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Brazil	$—	$4,419	$1,238	$5,657
Colombia	—	1,793	—	1,793
Indonesia	—	944	—	944
Kazakhstan	—	5,797	—	5,797
Mexico	—	—	1,330	1,330
Peru	—	480	—	480
Philippines	—	2,238	—	2,238
Russia	—	13,325	—	13,325
Trinidad & Tobago	—	1,285	—	1,285
Ukraine	—	288	—	288
Total Corporate Bonds	—	30,569	2,568	33,137
Foreign Government Securities	—	135,232	5,577	140,809
Supranational	—	3,263	—	3,263
U.S. Treasury Obligations	—	8,253	—	8,253
Short-Term Investments
Investment Companies	4,061	—	—	4,061
Total Investments in Securities	$4,061	$177,317	$8,145	$189,523

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$136	$—	$136
Futures Contracts	11	—	—	11
Swaps	$—	$654	$—	$654
Total Appreciation in Other Financial Instruments	$11	$790	$—	$801

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(60)	$—	$(60)
Futures Contracts	(182)	—	—	(182)
Swaps	$—	$(2,746)	$—	$(2,746)
Total Depreciation in Other Financial Instruments	$(182)	$(2,806)	$—	$(2,988)

Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$284	$—	$284
Collateralized Mortgage Obligations	—	247	—	247
U.S. Treasury Obligations	—	169,224	—	169,224
Short-Term Investments
Investment Companies	890	—	—	890
Total Investments in Securities	$890	$169,755	$—	$170,645

Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14
Depreciation in Other Financial Instruments
Futures Contracts	$(50)	$—	$—	$(50)

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Strategic Income Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$3,023	$—	$—	$3,023
Financials	395	—	—	395
Industrials	494	—	—	494
Total Common Stocks	3,912	—	—	3,912
Preferred Stocks
Consumer Discretionary	—	2,513	—	2,513
Financials	—	19,603	—	19,603
Total Preferred Stocks	—	22,116	—	22,116
Debt Securities
Asset-Backed Securities	—	52,073	—	52,073
Collateralized Mortgage Obligations	—	459,841	—	459,841
Commercial Mortgage-Backed Securities	—	12,293	—	12,293
Corporate Bonds
Consumer Discretionary	—	508,208	—	508,208
Consumer Staples	—	76,120	—	76,120
Energy	—	69,794	—	69,794
Financials	—	309,002	16,283	325,285
Health Care	—	85,423	—	85,423
Industrials	—	189,854	875	190,729
Information Technology	—	93,968	—	93,968
Materials	—	178,423	1,404	179,827
Telecommunication Services	—	117,929	—	117,929
Utilities	—	29,827	—	29,827
Total Corporate Bonds	—	1,658,548	18,562	1,677,110
Mortgage Pass-Through Securities	—	6,834	—	6,834
U.S. Treasury Obligations	—	8,293	—	8,293
Investment Companies	14,700	—	—	14,700
Loan Participations & Assignments
Consumer Discretionary	—	119,694	—	119,694
Consumer Staples	—	16,914	—	16,914
Energy	—	5,101	—	5,101
Financials	—	76,070	—	76,070
Industrials	—	5,777	5,558	11,335
Information Technology	—	13,702	—	13,702
Materials	—	29,533	4,041	33,574
Utilities	—	28,409	—	28,409
Total Loan Participations & Assignments	—	295,200	9,599	304,799
Options Purchased
Call Options Purchased	2,268	—	—	2,268
Payer Options Purchased on Interest Rate Swaps	—	223	—	223
Put Options Purchased	494	—	—	494
Receiver Options Purchased on Interest Rate Swaps	—	1,637	—	1,637
Receiver/Payer Straddles on Interest Rate Swaps	—	5,304	—	5,304
Warrants
Industrials	—	298	—	298
Short-Term Investments
Investment Companies	4,659,459	—	—	4,659,459
U.S. Treasury Obligations	—	6,858	—	6,858
Total Investments in Securities	$4,680,833	$2,529,518	$28,161	$7,238,512

84   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Strategic Income Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Options Written
Call Options Written	$(2,531)	$—	$—	$(2,531)
Payer Options Written on Interest Rate Swaps	—	(6)	—	(6)
Put Options Written	(54)	—	—	(54)
Receiver Options Written on Interest Rate Swaps	—	(1,165)	—	(1,165)
Total Liabilities	$(2,585)	$(1,171)	$—	$(3,756)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$185	$—	$185
Futures Contracts	2,270	—	—	2,270
Swaps	—	19,856	—	19,856
Total Appreciation in Other Financial Instruments	$2,270	$20,041	$—	$22,311
Depreciation in Other Financial Instruments
Futures Contracts	$(3,604)	$—	$—	$(3,604)
Swaps	—	(20,420)	—	(20,420)
Total Depreciation in Other Financial Instruments	$(3,604)	$(20,420)	$—	$(24,024)

Total Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$382	$—	$—	$382
Total Common Stocks	382	—	—	382
Debt Securities
Asset-Backed Securities	—	21,902	8,948	30,850
Collateralized Mortgage Obligations	—	32,623	—	32,623
Commercial Mortgage-Backed Securities	—	16,483	—	16,483
Corporate Bonds
Consumer Discretionary	—	24,018	—	24,018
Consumer Staples	—	11,454	—	11,454
Energy	—	5,247	—	5,247
Financials	—	66,437	9	66,446
Health Care	—	6,222	—	6,222
Industrials	—	8,433	—	8,433
Information Technology	—	7,162	—	7,162
Materials	—	5,822	—	5,822
Telecommunication Services	—	19,721	—	19,721
Utilities	—	10,516	—	10,516
Total Corporate Bonds	—	165,032	9	165,041
Mortgage Pass-Through Securities	—	132,098	—	132,098
Supranational	—	3,030	—	3,030
U.S. Government Agency Securities	—	27,003	—	27,003
U.S. Treasury Obligations	—	22,503	—	22,503
Options Purchased
Call Options Purchased	116	—	—	116
Payer Options Purchased on Interest Rate Swaps	—	23	—	23
Put Options Purchased	21	—	—	21
Receiver Options Purchased on Interest Rate Swaps	—	68	—	68
Receiver/Payer Straddles on Interest Rate Swaps	—	220	—	220

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Total Return Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$62,157	$—	$—	$62,157
U.S. Treasury Obligations	—	780	—	780
Total Investments in Securities	$62,676	$421,765	$8,957	$493,398

Liabilities
Options Written
Call Options Written	$(116)	$—	$—	$(116)
Payer Options Written on Interest Rate Swaps	—	(1)	—	(1)
Put Options Written	(3)	—	—	(3)
Receiver Options Written on Interest Rate Swaps	—	(48)	—	(48)
Total Liabilities	$(119)	$(49)	$—	$(168)

Appreciation in Other Financial Instruments
Futures Contracts	$431	$—	$—	$431
Swaps	—	3,668	—	3,668
Total Appreciation in Other Financial Instruments	$431	$3,668	$—	$4,099

Depreciation in Other Financial Instruments
Futures Contracts	$(321)	$—	$—	$(321)
Swaps	—	(6,967)	—	(6,967)
Total Depreciation in Other Financial Instruments	$(321)	$(6,967)	$—	$(7,288)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Debt Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Corporate Bonds—Brazil	$450	$—	$788	$—	$—	$—	$1,238
Corporate Bonds—Mexico	—	—	331	185	—	814	1,330
Foreign Government Securities — Dominican Republic	—	—	426	—	—	1,563	1,989
Foreign Government Securities — Ghana	—	—	173	—	1,061	830	2,064
Foreign Government Securities — Indonesia	—	(164)	943	—	(1,176)	1,921	1,524
Total	$450	$(164)	$2,661	$185	$(115)	$5,128	$8,145

Strategic Income Opportunities Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Collateralized Mortgage Obligations — Non-Agency CMO	$3,382	$—	$—	$—	$—	$(3,382)	$—
Corporate Bonds — Financials	—	—	851	89	15,343	—	16,283
Corporate Bonds — Industrials	—	—	412	2	461	—	875
Corporate Bonds — Materials	—	—	439	31	934	—	1,404
Loan Participations & Assignments — Industrials	—	—	575	—	4,983	—	5,558
Loan Participations & Assignments — Materials	—	—	504	101	2,209	1,227	4,041
Total	$3,382	$—	$2,781	$223	$23,930	$(2,155)	$28,161

86   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Total Return Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Net purchases (sales)	Net transfers in (out) of Level 3		Balance as of 2/28/10
Investments in Securities
Asset-Backed Securities	$2,421	$(146)	$1,701	$107		$(5,204)	$10,069		$8,948
Corporate Bonds — Financials	—	—	9	—		—	—	(a)	9
Foreign Government Securities	2,480	(183)	286	—	(a)	(2,583)	—		—
Total	$4,901	$(329)	$1,996	$107		$(7,787)	$10,069		$8,957

(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Emerging Markets Debt Fund	$2,661
Strategic Income Opportunities Fund	2,781
Total Return Fund	1,710

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2010 (amounts in thousands):

	Value	Percentage
Emerging Markets Debt Fund	$8,145	4.4%
Strategic Income Opportunities Fund	27,816	0.4
Total Return Fund	9	—	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D. Unfunded Commitments — Certain Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. During the commitment period, these investments earn no interest or dividends, however, they earn a commitment fee based on the daily average unused amount of the commitment.

At February 28, 2010, the Strategic Income Opportunities Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

					Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Amount	Value
Lyondell Chemical	Term Loan	04/06/10	1.500%	13.000%	$315	$320

E. Derivatives — The Funds use instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest; to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration; sector and yield curve exposures

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

and credit and spread volatility. The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1). Options — The Funds purchase and sell (“write”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and options on Eurodollar futures are settled for cash.

Purchased Options — Premiums paid by the Funds for purchased options are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Funds for written options are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Funds record a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the year ended February 28, 2010 were as follows (amounts in thousands, except number of contracts):

	Options		Swaptions
Strategic Income Opportunities Fund	Number of Contracts	Premiums received	Notional Amount	Premiums received
Options outstanding at February 28, 2009	—	$—	$—	$—
Options written	28,585	3,232	961,736	4,898
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(6,291)	(968)	(571,064)	(3,476)
Options outstanding at February 28, 2010	22,294	$2,264	$390,672	$1,422

	Options		Swaptions
Total Return Fund	Number of Contracts	Premiums received	Notional Amount	Premiums received
Options outstanding at February 28, 2009	—	$—	$82,530	$116
Options written	3,185	465	156,451	313
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(2,073)	(354)	(221,806)	(356)
Options outstanding at February 28, 2010	1,112	$111	$17,175	$73

(2). Futures Contracts — The Funds use treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also use futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of

88   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Swaps — The Funds engage in various swap transactions, including interest rate, credit default, index, price locks, spread locks and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

The Funds enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Funds’ portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Locks

The Funds enter into price locks to hedge interest rate exposures within their respective portfolio. Price locks are also used by the Funds to increase long or short exposure to underlying instruments. These agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of an underlying debt obligation and the notional amount.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Interest Rate Swaps

The Funds enter into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 28, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of February 28, 2010

Emerging Markets Debt Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$11	$—	$—
Foreign exchange contracts	Receivables	—	136	—
Credit contracts	Receivables	—	—	654
Total		$11	$136	$654
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(182)	—	—
Foreign exchange contracts	Payables	—	(60)	—
Credit contracts	Payables	—	—	(2,746)
Total		$(182)	$(60)	$(2,746)

Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$14
Total		$14
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(50)
Total		$(50)

Strategic Income Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (b)	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$9,926	$2,270	$—	$7,068
Foreign exchange contracts	Receivables	—	—	185	—
Credit contracts	Receivables	—	—	—	75,995
Total		$9,926	$2,270	$185	$83,063
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(3,756)	(3,604)	—	(6,448)
Credit contracts	Payables	—	—	—	(88,932)
Total		$(3,756)	$(3,604)	$—	$(95,380)

90   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Total Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (b)	Futures Contracts (a)	Swaps
Interest rate contracts	Receivables, Net Assets—Unrealized Appreciation	$448	$431	$319
Credit contracts	Receivables	—	—	8,659
Total		$448	$431	$8,978
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(168)	(321)	(351)
Credit contracts	Payables	—	—	(20,073)
Total		$(168)	$(321)	$(20,424)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

(b)	The market value of purchased options is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2010, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended February 28, 2010

Emerging Markets Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$106	$—	$—	$106
Foreign exchange contracts	—	(73)	—	(73)
Credit contracts	—	—	(9,966)	(9,966)
Total	$106	$(73)	$(9,966)	$(9,933)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$254	$—	$—	$254
Foreign exchange contracts	—	76	—	76
Credit contracts	—	—	10,630	10,630
Total	$254	$76	$10,630	$10,960

Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Interest rate contracts	$1	$662	$663
Total	$1	$662	$663

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Interest rate contracts	$(88)	$104	$16
Total	$(88)	$104	$16

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Strategic Income Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(1,691)	$(2,643)	$—	$(787)	$(5,121)
Foreign exchange contracts	—	—	10	—	10
Credit contracts	—	—	—	10,642	10,642
Total	$(1,691)	$(2,643)	$10	$9,855	$5,531

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(4,861)	$(1,308)	$—	$1,476	$(4,693)
Foreign exchange contracts	—	—	185	—	185
Credit contracts	—	—	—	(36)	(36)
Total	$(4,861)	$(1,308)	$185	$1,440	$(4,544)

Total Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(141)	$4,717	$—	$(1,935)	$2,641
Foreign exchange contracts	—	—	158	—	158
Credit contracts	—	—	—	5,747	5,747
Total	$(141)	$4,717	$158	$3,812	$8,546

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Swaps	Total
Interest rate contracts	$(749)	$(425)	$1,180	$6
Credit contracts	—	—	(2,379)	(2,379)
Total	$(749)	$(425)	$(1,199)	$(2,373)

The Funds’ derivatives contracts held at February 28, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

Derivative notional amounts and values as of February 28, 2010, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ derivatives activities during the period March 1, 2009 through February 28, 2010 (the “reporting period”), except as noted below.

The Emerging Markets Debt Fund decreased its activity in futures contracts during the reporting period, with an average notional balance of approximately $41,562,000 and an ending notional balance of $23,817,000. This Fund decreased its activity in swaps during the reporting period with an average notional balance of approximately $64,273,000 and an ending notional balance of $37,040,000. This Fund also had activity in forward foreign currency exchange contracts during the reporting period, with a settlement value of approximately $4,127,000 and $7,066,000, as of May 31, 2009 and February 28, 2010, respectively.

The Real Return Fund increased its activity in futures contracts during the reporting period with an average notional balance of approximately $9,808,000 and an ending notional balance of $18,287,000. This Fund also held swaps with an average notional balance of approximately $3,308,000 during the reporting period. The Fund no longer holds positions in these investments as of February 28, 2010.

The Strategic Income Opportunities Fund increased its activity in derivatives during the reporting period as follows:

Futures Contracts (average notional balance of approximately $1,470,833,000, ending notional of $4,838,818,000)

92   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Exchange-traded options (average number of contracts outstanding of approximately 8,262, ending number of contracts outstanding of 43,558).

Swaptions (average notional balance of approximately $745,634,000, ending notional balance of $2,673,775,000)

Credit-Default swaps (average notional balance of approximately $440,592,000, ending notional balance of $1,269,350,000)

Interest rate-related swaps (consisting of Price Locks and Interest Rate Swaps) (average notional balance of approximately $522,228,000, ending notional balance of $1,265,088,000)

Forward foreign currency exchange contracts also increased during the period June 30, 2009 to February 28, 2010, (with an average settlement value of approximately $3,389,000 and at February 28, 2010, $4,743,000).

The Total Return Fund decreased its activity in derivatives during the reporting period as follows:

Futures contracts (average notional balance of approximately $955,784,000, ending notional balance of approximately $296,763,000).

Swaptions (average notional balance of approximately $143,720,000, ending notional balance of $115,988,000).

Interest rate-related swaps (consisting of Price Locks and Interest Rate Swaps) during the year ended February 28, 2010, (average notional balance of approximately $102,275,000, ending notional balance of $56,629,000).

Forward foreign currency exchange contracts also decreased during the period June 30, 2009 to February 28, 2010, (with an average settlement value of approximately $3,479,000). The Fund no longer holds positions in these investments as of February 28, 2010.

The Total Return Fund increased its activity in derivatives as follows:

Exchange-traded options (average number of contracts outstanding of approximately 1,071, ending number of contracts outstanding of 2,186.)

Credit-Default swaps (average notional balance of approximately $143,988,000, ending notional balance of $169,235,000).

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds purchase or sell mortgage-backed securities for delivery in the current month and simultaneously contract to sell or purchase similar, but not identical, securities at an agreed-upon price on a delayed delivery basis at a fixed date in the future. The Funds assume the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

These amounts are recorded on the Statements of Operations as Realized Gain or Loss on Investments. The Funds may be exposed to market or credit risks if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the transaction.

Strategic Income Opportunities Fund and Total Return Fund held dollar rolls at February 28, 2010, which are reported on the Schedules of Portfolio Investments. Receivable and payable amounts associated with these transactions are reported on the Statements of Assets and Liabilities as Investment securities sold — delayed delivery securities and Investment securities purchased — delayed delivery securities, respectively.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

Strategic Income Opportunities Fund and Total Return Fund had TBA purchase commitments outstanding as of February 28, 2010, which are shown as Payable for Investment Securities Purchased — Delayed Delivery Securities on the Statements of Assets and Liabilities and the values of these securities are detailed in the Schedules of Portfolio Investments.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Debt Fund	$(890)	$(334)	$1,224
Real Return Fund	(154)	154	—	(a)
Strategic Income Opportunities Fund	—	(2,255)	2,255
Total Return Fund	—	(773)	773

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Emerging Markets Debt Fund and Total Return Fund), taxable overdistributions (Real Return Fund), swap income payments (Strategic Income Opportunities Fund and Total Return Fund), dirty bond accruals (Emerging Markets Debt Fund), foreign futures contracts (Strategic Income Opportunities Fund), defaulted bond interest reclass (Strategic Income Opportunities Fund and Total Return Fund) and futures contracts payments (Total Return Fund).

M. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

94   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Debt Fund	0.70%
Real Return Fund	0.35
Strategic Income Opportunities Fund	0.45
Total Return Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.10% of the Funds’ average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Emerging Markets Debt Fund	0.25%	0.75%
Real Return Fund	0.25	0.75
Strategic Income Opportunities Fund	0.25	0.75
Total Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Debt Fund	$7	$2
Real Return Fund	61	11
Strategic Income Opportunities Fund	543	15
Total Return Fund	—	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Institutional Class	Select Class
Emerging Markets Debt Fund	0.25%	0.25%	0.05%	n/a	0.25%
Real Return Fund	0.25	0.25	n/a	0.10%	0.25
Strategic Income Opportunities Fund	0.25	0.25	0.05	n/a	0.25
Total Return Fund	0.25	0.25	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Institutional Class	Select Class
Emerging Markets Debt Fund	1.40%	1.90%	0.95%	n/a	1.15%
Real Return Fund	0.90	1.40	n/a	0.50%	0.65
Strategic Income Opportunities Fund	1.00	1.50	0.55	n/a	0.75
Total Return Fund	0.75	1.40	0.55	n/a	0.65

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least August 31, 2010 for the Emerging Markets Debt Fund. The expense limitation percentages in the table above are in place until at least June 30, 2010 for Real Return Fund, Strategic Income Opportunities Fund and Total Real Return Fund.

Prior to September 1, 2009, the contractual expense limitations of the Emerging Markets Debt Fund were as follows:

Class A	Class C	Class R5	Select Class
1.50%	2.00%	1.05%	1.25%

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Debt Fund	$47	$57	$71	$175	$—
Real Return Fund	135	53	117	305	20
Strategic Income Opportunities Fund	$141	$751	$1,231	$2,123	$—
Total Return Fund	—	—	317	317	—

	Voluntary Waivers
	Shareholder Servicing	Total
Real Return Fund	$13	$13

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2010 were as follows (amounts in thousands):

Emerging Markets Debt Fund	$19
Real Return Fund	21
Strategic Income Opportunities Fund	2,211
Total Return Fund	240

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

96   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. made payments to the Strategic Income Opportunities Fund and the Total Return Fund of approximately $472,000 and $80,000, respectively, relating to operational errors.

4. Investment Transactions

During the year ended February 28, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Emerging Markets Debt Fund	$170,347	$232,764	$23,260	$26,616
Real Return Fund	—	366	111,062	27,957
Strategic Income Opportunities Fund	2,805,848	486,094	147,963	140,316
Total Return Fund	3,438,135	3,856,614	325,050	342,083

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$185,618	$11,242	$7,337	$3,905
Real Return Fund	165,247	5,728	330	5,398
Strategic Income Opportunities Fund	7,114,370	148,379	24,237	124,142
Total Return Fund	482,567	18,226	7,395	10,831

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and purchased options (Strategic Income Opportunities Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Debt Fund	$9,187	$—	$9,187
Real Return Fund	3,983	—	3,983
Strategic Income Opportunities Fund	111,447	2,037	113,484
Total Return Fund	38,119	7,886	46,005

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Emerging Markets Debt Fund	$17,231	$17,231
Real Return Fund	3,488	3,488
Strategic Income Opportunities Fund	1,198	1,198
Total Return Fund	27,311	27,311

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$1,103	$(72,517)	$1,812
Real Return Fund	—	(6,485)	5,400
Strategic Income Opportunities Fund	19,537	—	123,822
Total Return Fund	8,734	—	7,546

For the Funds, the cumulative timing differences primarily consist of distributions payable (Emerging Markets Debt Fund, Strategic Income Opportunities Fund and Total Return Fund), post-October loss deferrals (Emerging Markets Debt Fund, Strategic Income Opportunities Fund and Total Return Fund), wash sale loss deferrals (Emerging Markets Debt Fund, Real Return Fund and Total Return Fund), trustee deferred compensation (Real Return Fund), mark to market of futures contracts (Real Return Fund and Strategic Income Opportunities Fund) and mark to market of options contracts (Strategic Income Opportunities Fund).

As of February 28, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	2017	2018	Total
Emerging Markets Debt Fund	$—	$—	$—	$25,858	$46,659	$72,517
Real Return Fund	160	1,305	—	4,436	584	6,485

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2010, the Funds deferred to March 1, 2010 post October capital losses of (amounts in thousands):

Emerging Markets Debt Fund	$353
Strategic Income Opportunities Fund	5,118
Total Return Fund	1,872

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

98   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Strategic Income Opportunities Fund and Total Return Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
Emerging Markets Debt Fund	28.30%	33.88%
Real Return Fund	17.06	34.22

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Total Return Fund’s investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Emerging Markets Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Markets Debt Fund’s ability to repatriate such amounts.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem representative of its value, the value of the Funds’ net assets could be adversely affected.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Funds.

8. Transfers-In-Kind

Pursuant to procedures approved by the Total Return Fund’s Board of Trustees, on July 25, 2008, certain shareholders of the Total Return Fund purchased Select Class Shares and the Total Return Fund received portfolio securities with a value of approximately $793,417,000 primarily by means of a subscription in-kind in exchange for shares of the Total Return Fund.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund, JPMorgan Strategic Income Opportunities Fund and JPMorgan Total Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund, JPMorgan Strategic Income Opportunities Fund and JPMorgan Total Return Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2010

100   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   101

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

102   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Emerging Markets Debt Fund
Class A
Actual	$1,000.00	$1,093.00	$7.42	1.43%
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class C
Actual	1,000.00	1,091.90	9.96	1.92
Hypothetical	1,000.00	1,015.27	9.59	1.92
Class R5
Actual	1,000.00	1,095.30	4.94	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	1,094.40	5.87	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13

Real Return Fund
Class A
Actual	1,000.00	1,038.90	4.15	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class C
Actual	1,000.00	1,036.30	6.97	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Institutional Class
Actual	1,000.00	1,041.00	2.38	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

104   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,040.70	$3.04	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60

Strategic Income Opportunities Fund
Class A
Actual	1,000.00	1,047.90	4.52	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class C
Actual	1,000.00	1,045.50	7.10	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	1,050.70	2.29	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,049.80	3.25	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

Total Return Fund
Class A
Actual	1,000.00	1,071.50	3.44	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class C
Actual	1,000.00	1,068.80	6.77	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class R5
Actual	1,000.00	1,072.90	2.16	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Select Class
Actual	1,000.00	1,073.00	2.88	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   105

Tax Letter
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2010 (amounts in thousands):

Long-Term Capital Gain Distribution
Strategic Income Opportunities Fund	$2,037
Total Return Fund	7,886

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended February 28, 2010, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
Strategic Income Opportunities Fund	$—	$20,945
Total Return Fund	26,498	7,322

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2010:

Income from U.S. Treasury Obligations
Real Return Fund	99.40%
Total Return Fund	7.25

106   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

FEBRUARY 28, 2010        J.P. MORGAN INCOME FUNDS   107

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-INC-210

Annual Report

J.P. Morgan Money Market Funds

February 28, 2010

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	30
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	45
Trustees	46
Officers	48
Schedule of Shareholder Expenses	49
Tax Letter	51
Privacy Policy	52

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Securities and Exchange Commission (“SEC”) adopts new money market fund rules

In February 2010, the SEC released new rules to strengthen regulatory requirements for money market funds (“Funds”). These rules provide additional measures to enhance the liquidity, credit quality and operational aspects of these Funds.

As we’ve communicated to you, J.P. Morgan Asset Management has been a strong proponent of this reform and currently employs many of the risk management techniques outlined in the new rules. We have worked closely with industry groups and regulators to provide our insights into money market reform and will continue those efforts as the industry considers other potential measures to further enhance money market funds.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 2/28/2010	$1.3 Billion
Average Maturityˆ	14 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	8.7%
2–7 days	81.7
8–30 days	1.8
31–60 days	2.1
61–90 days	1.2
91–180 days	2.2
181+ days	2.3

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.02)% and (0.01)% for E*Trade Shares, Morgan Shares and Service shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2010	$273.5 Million
Average Maturityˆ	11 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	14.1%
2–7 days	81.7
31–60 days	2.6
181+ days	1.6

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.04)% and (0.04)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective
Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 2/28/2010	$1.5 Billion
Average Maturityˆ	24 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.6%
2–7 days	82.0
8–30 days	0.5
31–60 days	2.2
61–90 days	2.5
91–180 days	7.0
181+ days	2.2

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.05)%, (0.02)%, (0.01)% and (0.01)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 2/28/2010	$70.3 Million
Average Maturityˆ	30 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.0%
2–7 days	77.1
61–90 days	3.7
181+ days	9.2

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

ˆ	The calculation takes into account the final maturity for a fixed income security and the interest rate reset date for floating rate securities held in the portfolio.

(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.17)%, (0.17)% and (0.17)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of February 28, 2010.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Annual Demand Notes — 1.2%
	California — 1.2%
9,000	California Infrastructure & Economic Development Bank, J. Paul, Series A-2, Rev., VRDO, 0.500%, 04/01/10	9,000
6,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VAR, 3.000%, 04/01/10	6,019
	Total Annual Demand Notes (Cost $15,019)	15,019
Commercial Paper — 4.8% (n)
	California — 4.8%
	San Diego County,
20,000	0.230%, 03/03/10	20,000
8,295	0.250%, 03/12/10	8,295
7,500	0.250%, 04/06/10	7,500
15,000	San Diego County Water Authority, Series B, 0.230%, 03/03/10	15,000
5,000	San Joaquin County, 0.200%, 04/06/10	5,000
5,898	State of California, Department of Water Resources, 0.230%, 03/03/10	5,898
	Total Commercial Paper (Cost $61,693)	61,693
Daily Demand Notes — 8.7%
	California — 8.7%
3,600	California Educational Facilities Authority, Chapman University, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	3,600
2,205	California Health Facilities Financing Authority, Adventist Health System, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.100%, 03/01/10	2,205
3,500	California Infrastructure & Economic Development Bank, India Community Center, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	3,500
1,210	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	1,210
12,700	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VRDO, 0.120%, 03/01/10	12,700
	California Statewide Communities Development Authority, Rady Children’s Hospital,
16,000	Series B, Rev., VRDO, LOC: Bank of the West, 0.130%, 03/01/10	16,000
8,700	Series D, Rev, VRDO, LOC: Wachovia Bank N.A., 0.120%, 03/01/10	8,700
7,800	City of Irvine, Limited Obligation Assessment, Series B, Rev, VRDO, LOC: KBC Bank N.V., 0.130%, 03/01/10	7,800
2,982	City of Tustin, Reassessment District 95-2-A, Special Assessment, VRDO, LOC: Bank of New York, 0.150%, 03/01/10	2,982
	Metropolitan Water District of Southern California,
6,900	Series B-3, Rev., VRDO, 0.100%, 03/01/10	6,900
6,100	Series C-2, Rev., VRDO, 0.130%, 03/01/10	6,100
9,200	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/01/10	9,200
	State of California,
2,100	Series C-2, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	2,100
10,400	Series C-3, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	10,400
	University of California Regents Medical Center,
7,200	Series B-1, Rev., VRDO, 0.120%, 03/01/10	7,200
12,105	Series B-2, Rev., VRDO, 0.140%, 03/01/10	12,105
	Total Daily Demand Notes (Cost $112,702)	112,702
Municipal Bonds — 4.9%
	California — 4.9%
6,500	California Health Facilities Financing Authority, Stanford Hospital, Series A-1, Rev., VAR, 0.550%, 06/16/10	6,500
10,000	City of Berkeley, GO, TRAN, 1.000%, 10/28/10	10,038
15,000	City of San Diego, Series C, Rev., TRAN, 2.000%, 04/30/10	15,036
	San Francisco City & County Airports Commission,
10,000	Series A, Rev., VAR, 0.750%, 09/15/10	10,000
10,000	Series B, Rev., VAR, 0.750%, 09/15/10	10,000
1,490	San Mateo County Transportation District, Series A, Rev., 3.000%, 06/01/10	1,498
5,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	5,013
5,675	Walnut Energy Center Authority, Series A, Rev., VAR, 1.500%, 06/08/10	5,688
	Total Municipal Bonds (Cost $63,773)	63,773

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Semi-Annual Demand Note — 1.4%
	California — 1.4%
	Wells Fargo Stage Trust,
9,725	Series 2009-37C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.350%, 03/08/10 (e)	9,725
8,150	Series 2009-63C, GO, VRDO, LIQ: Wells Fargo & Co., 0.550%, 03/18/10 (e)	8,150
	Total Semi-Annual Demand Notes (Cost $17,875)	17,875
Weekly Demand Notes — 79.0%
	California — 78.9%
1,900	Abag Finance Authority for Nonprofit Corps. Housing, Amber Court Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.160%, 03/04/10	1,900
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.200%, 03/03/10	1,100
6,000	Abag Finance Authority for Nonprofit Corps. Housing, California Hill Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.250%, 03/03/10	6,000
5,300	Abag Finance Authority for Nonprofit Corps., Sharp Healthcare, Series C, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	5,300
1,852	Alameda County IDA, Autumn Press, Inc. Project, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.350%, 03/04/10	1,852
8,010	Alameda Public Financing Authority, Alameda Point Improvement Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.150%, 03/01/10	8,010
5,000	Anaheim Public Financing Authority, Series ROCS-RR-II-R-10356, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	5,000
	Austin Trust,
6,470	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	6,470
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	1,535
3,180	Series 2008-1134, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	3,180
5,000	Series 2008-1138, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	5,000
5,000	Series 2008-1167, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	5,000
1,750	Series 2008-3013X, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10 (e)	1,750
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	8,680
2,040	Series 2008-3312, GO, VRDO, AGM-CR, NATL-RE, LIQ: Bank of America N.A., 0.230%, 03/01/10	2,040
2,800	Series 2008-3501, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	2,800
6,050	Series 2008-3014X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	6,050
6,665	Series 2008-3039X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.230%, 03/01/10	6,665
	Barclays Capital Municipal Trust Receipts,
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.170%, 03/04/10 (e)	3,750
3,750	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.170%, 03/04/10 (e)	3,750
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.170%, 03/04/10 (e)	5,200
	Bay Area Toll Authority, Toll Bridge,
25,600	Series A, Rev., VRDO, 0.220%, 03/01/10	25,600
5,500	Series C-4, Rev., VRDO, 0.170%, 03/01/10	5,500
4,000	Series ROCS-RR-II-R-11787, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	4,000
2,875	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.200%, 03/01/10	2,875
1,800	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 03/03/10	1,800
10,065	California Educational Facilities Authority, Series 3085, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	10,065
4,500	California Educational Facilities Authority, Chapman University, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/03/10	4,500
5,850	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of the West, 0.140%, 03/04/10	5,850
8,000	California Health Facilities Authority, Scripps Health, Series C, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 03/01/10	8,000
4,900	California Health Facilities Financing Authority, Catholic Healthcare, Series H, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	4,900
6,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.170%, 03/01/10	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
	California Health Facilities Financing Authority, Stanford Hospital,
3,300	Series C, Rev., VRDO, AGM, 0.220%, 03/01/10	3,300
8,600	Series D, Rev., VRDO, AGM, 0.220%, 03/01/10	8,600
	California Housing Finance Agency, Home Mortgage,
20,000	Series D, Rev., VRDO, LOC: FNMA, 0.170%, 03/01/10	20,000
10,000	Series H, Rev., VRDO, AMT, 0.150%, 03/03/10	10,000
	California Housing Finance Agency, Multi-Family Housing,
2,700	Series B, Rev., VRDO, LOC: FNMA, 0.210%, 03/04/10	2,700
6,400	Series F, Rev., VRDO, LOC: FNMA, 0.160%, 03/03/10	6,400
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Apartments, Series A, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/01/10	4,620
6,325	California Housing Finance Agency, Multi-Family Housing, Montecito Village, Series B, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/01/10	6,325
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 0.250%, 03/01/10	1,000
15,070	California Infrastructure & Economic Development Bank, Buck Institute for Age Research, Rev., VRDO, LOC: Bank of New York, 0.150%, 03/01/10	15,070
5,045	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California, 0.200%, 03/01/10	5,045
3,600	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of the West, 0.200%, 03/01/10	3,600
4,940	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/10	4,940
6,865	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.220%, 03/01/10	6,865
10,000	California Municipal Finance Authority, Westmont College, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/10	10,000
3,100	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.210%, 03/01/10	3,100
12,605	California State Department of Water Resources, Series 2705, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	12,605
	California State Department of Water Resources, Power Supply,
15,000	Series C-8, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 03/01/10	15,000
13,450	Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.180%, 03/01/10	13,450
5,000	California Statewide Communities Development Authority, Series A, Rev., VRDO, AGC, 0.150%, 03/01/10	5,000
2,520	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/01/10	2,520
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 03/03/10	650
1,050	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 03/03/10	1,050
1,240	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers Retirement, 0.250%, 03/03/10	1,240
1,345	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 03/03/10	1,345
	California Statewide Communities Development Authority, Kaiser Permanente,
10,000	Series A, Rev., VRDO, 0.150%, 03/01/10	10,000
12,800	Series D, Rev., VRDO, 0.150%, 03/01/10	12,800
10,000	California Statewide Communities Development Authority, MERLOTS, Series E, COP, VRDO, AGM, 0.160%, 03/03/10	10,000
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.170%, 03/01/10	1,200
2,225	California Statewide Communities Development Authority, Park Century School, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/10	2,225

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.230%, 03/01/10	2,000
4,000	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 0.200%, 03/04/10	4,000
9,715	City of Fremont, Capital Improvement Financing Project, COP, VRDO, LOC: Scotiabank, 0.210%, 03/04/10	9,715
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.180%, 03/01/10	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, LIQ: FNMA, 0.170%, 03/04/10	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, LIQ: FHLMC, 0.160%, 03/04/10	3,600
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, LIQ: FNMA, 0.180%, 03/03/10	2,200
9,350	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 0.370%, 03/01/10	9,350
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Helaba, 0.210%, 03/04/10	29,035
6,375	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, LIQ: FNMA, 0.249%, 03/03/10	6,375
4,000	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, LIQ: FNMA, 0.500%, 03/03/10	4,000
2,700	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	2,700
5,000	City of Richmond, Wastewater Systems, Series A, Class A, Rev., VRDO, LOC: Union Bank of California N.A., 0.180%, 03/01/10	5,000
3,155	City of San Francisco & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.200%, 03/04/10	3,155
7,480	City of San Jose, Series 760, GO, VRDO, NATL-RE, LIQ: Morgan Stanley Dean Witter, 0.220%, 03/04/10	7,480
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, LIQ: FNMA, 0.180%, 03/03/10	800
	Deutsche Bank Spears/Lifers Trust Various States,
3,915	Series DB-413, Rev., VRDO, AMBAC, 0.260%, 03/01/10	3,915
21,280	Series DB-422, GO, VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	21,280
10,000	East Bay Municipal Utility District, Wastewater System, Series B-2, Rev., VRDO, 0.190%, 03/03/10	10,000
8,050	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	8,050
8,245	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.180%, 03/04/10	8,245
7,075	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	7,075
10,615	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, Tax Allocation, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	10,615
7,155	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, Tax Allocation, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.180%, 03/04/10	7,155
2,530	Golden State Tobacco Securitization Corp., Series 1271, Rev., VRDO, AMBAC-TCRS-BNY, LIQ: Morgan Stanley Municipal Funding, 0.270%, 03/04/10	2,530
6,150	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, LIQ: FNMA, 0.170%, 03/03/10	6,150
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/01/10	490
24,000	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California, 0.200%, 03/03/10	24,000
5,715	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of California, 0.200%, 03/01/10	5,715
6,960	Los Angeles Community College District, Series ROCS-RR-II-R-11728, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/01/10 (e)	6,960
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, LIQ: FNMA, 0.170%, 03/01/10	1,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, LIQ: FNMA, 0.150%, 03/04/10	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/04/10	3,740
6,500	Los Angeles County Metropolitan Transportation Authority, Property A 1st Tier, Series A4, Rev., VRDO, 0.160%, 03/01/10	6,500
10,635	Los Angeles County, Multi-Family Housing, Valencia Housing Project, Series C, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/02/10	10,635
5,000	Los Angeles Department of Airports, Series ROCS-RR-II-R-11822, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	5,000
	Los Angeles Department of Water & Power,
6,500	Subseries A-7, Rev., VRDO, 0.160%, 03/04/10	6,500
15,000	Subseries B-1, Rev., VRDO, 0.170%, 03/04/10	15,000
6,820	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.200%, 03/01/10	6,820
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	4,485
4,000	Series ROCS-RR-II-R-11565, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.200%, 03/01/10	4,000
8,830	Napa Sanitation District, Project of 2001, Series A, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.220%, 03/03/10	8,830
10,600	Northern California Gas Authority No. 1, Series 98, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 0.230%, 03/04/10	10,600
6,365	Northern California Transmission Agency, Series A, Rev., VRDO, AGM, 0.240%, 03/01/10	6,365
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, LIQ: FNMA, 0.210%, 03/03/10	985
8,850	Orange County Sanitation District, Series ROCS-RR-II-R-11736, COP, VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	8,850
17,900	Orange County, Aliso Creek Project, Series B, Rev., VRDO, LOC: FHLMC, 0.150%, 03/01/10	17,900
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, LIQ: FHLMC, 0.160%, 03/01/10	900
11,700	Peralta Community College District, Series 3019, GO, VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10 (e)	11,700
	Puttable Floating Option Tax-Exempt Receipts,
9,925	Series MT-557, Rev., VRDO, LIQ: FHLMC, 0.370%, 03/01/10	9,925
19,945	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und, 0.200%, 03/01/10	19,945
13,690	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, LIQ: FHLMC, 0.270%, 03/04/10	13,690
9,905	Rancho Santiago Community College District, MERLOTS, Series B24, GO, VRDO, AGM, 0.160%, 03/03/10	9,905
13,410	RBC Municipal Products, Inc. Trust, Series E-5, Tax Allocation, VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.180%, 03/04/10	13,410
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, LIQ: FNMA, 0.160%, 03/04/10	4,000
4,300	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Rev., VRDO, LOC: Citibank N.A., 0.220%, 03/04/10	4,300
9,090	Sacramento County, Administration Center and Court House Project, COP, VRDO, LOC: Bayerische Handesbank, 0.230%, 03/01/10	9,090
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.160%, 03/04/10	3,020
2,200	San Bernardino County, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.190%, 03/04/10	2,200
800	San Bernardino County, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, LIQ: FNMA, 0.190%, 03/04/10	800
9,360	San Diego Community College District, Series ROCS-RR-II-R-11774, GO, VRDO, AGM, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	9,360
19,985	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.360%, 03/03/10	19,985
17,830	San Mateo County Community College District, Series ROCS-RR-II-R-12120, GO, VRDO, LIQ: Citibank N.A., 0.200%, 03/01/10	17,830
1,275	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/10	1,275
4,264	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.230%, 03/03/10	4,264

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
12,500	Santa Clara Valley Transportation Authority, Sales Tax Secured, Series C, Rev., VRDO, 0.160%, 03/01/10	12,500
42,000	Southern California Public Power Authority, Rev., VRDO, LOC: KBC Bank N.V., 0.180%, 03/01/10	42,000
	State of California,
8,500	Series B-1, GO, VRDO, LOC: BNP Paribas, 0.150%, 03/03/10	8,500
20,000	Series B-2, GO, VRDO, LOC: BNP Paribas, 0.170%, 03/01/10	20,000
5,000	Series C-1, GO, VRDO, LOC: Bank of America N.A., 0.180%, 03/04/10	5,000
	University of California,
4,495	Series 1119, Rev., VRDO, AGM, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	4,495
10,615	Series 1274, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	10,615
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	42,980
5,325	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.160%, 03/04/10 (e)	5,325
6,045	Woodland Finance Authority, Series ROCS-RR-II-R-11805, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10 (e)	6,045
		1,022,246
	Puerto Rico — 0.1%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	1,555
	Total Weekly Demand Notes (Cost $1,023,801)	1,023,801
	Total Investments — 100.0% (Cost $1,294,863) *	1,294,863
	Other Assets in Excess of Liabilities — 0.0% (g)	592
	NET ASSETS — 100.0%	$1,295,455

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 2.6% (n)
	Michigan — 2.6%
7,000	Michigan State Housing Development Authority, 0.300%, 04/06/10 (Cost $7,000)	7,000
Daily Demand Notes — 14.1%
	Michigan — 14.1%
400	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 03/01/10	400
7,765	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.190%, 03/01/10	7,765
1,750	Michigan State Housing Development Authority, Rental Housing, Series A, Rev., VRDO, AMT, AGM, 0.220%, 03/01/10	1,750
11,380	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.230%, 03/01/10	11,380
4,800	Michigan State University, Series A, Rev., VRDO, 0.140%, 03/01/10	4,800
	University of Michigan, Hospital,
7,500	Series A, Rev., VRDO, 0.130%, 03/01/10	7,500
3,200	Series A-2, Rev., VRDO, 0.130%, 03/01/10	3,200
1,800	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.130%, 03/01/10	1,800
	Total Daily Demand Notes (Cost $38,595)	38,595
Municipal Bonds — 1.6%
	Michigan — 1.6%
3,000	City of Kalamazoo, GO, TAN, 1.400%, 12/01/10	3,022
1,350	Michigan State Building Authority, Facilities Program, Series II, Rev., NATL-RE, MBIA-IBC, 5.250%, 10/15/10 (p)	1,390
	Total Municipal Bonds (Cost $4,412)	4,412
Weekly Demand Notes — 81.7%
	Michigan — 81.7%
2,000	Austin Trust, Multi- Family Housing, Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.280%, 03/01/10	2,000
550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.210%, 03/01/10	550
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/10	1,000
	Detroit City School District,
14,795	Series DCL-045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.250%, 03/04/10	14,795
3,000	Series ROCS RR II R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.210%, 03/04/10 (e)	3,000
4,000	Series ROCS RR II R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC Q-SBLF, 0.220%, 03/04/10 (e)	4,000
10,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.200%, 03/04/10	10,000
10,200	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.170%, 03/01/10	10,200
5,600	Holt Public Schools, GO, VRDO, Q-SBLF, 0.250%, 03/04/10	5,600
2,995	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	2,995
9,000	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York, 0.150%, 03/03/10	9,000
2,480	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	2,480
	Michigan State Hospital Finance Authority, Ascension Health Services,
3,000	Series CR-B-2, Rev., VRDO, 0.170%, 03/03/10	3,000
5,000	Series CR-B-8, Rev., VRDO, 0.170%, 03/03/10	5,000
	Michigan State Housing Development Authority,
10,000	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.260%, 03/03/10	10,000
6,050	Series C, Rev., VRDO, 0.230%, 03/03/10	6,050
12,200	Series D, Rev., VRDO, AMT, 0.300%, 03/04/10	12,200
16,750	Series E, Rev., VRDO, AMT, 0.290%, 03/03/10	16,750
	Michigan State Housing Development Authority, Multi-Family Housing,
22,575	Series C, Rev., VRDO, AMT, 0.200%, 03/01/10	22,575
445	Series D, Rev., VRDO, AMT, 0.230%, 03/01/10	445
6,095	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	6,095
2,690	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	2,690

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
3,100	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/04/10	3,100
	Michigan State Housing Development Authority, Single Family Mortgage,
3,410	Series C, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.250%, 03/01/10	3,410
8,200	Series D, Rev., VRDO, LOC: FNMA, 0.210%, 03/03/10	8,200
885	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.400%, 03/01/10	885
1,800	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: LaSalle Bank N.A., 0.500%, 03/01/10	1,800
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: National City Bank, 0.410%, 03/04/10	1,000
600	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: LaSalle Bank Midwest, 0.500%, 03/01/10	600
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/03/10	1,000
860	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.400%, 03/01/10	860
820	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.310%, 03/01/10	820
2,800	Michigan Strategic Fund, FLO Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	2,800
1,590	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.400%, 03/01/10	1,590
646	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.210%, 03/03/10	646
930	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: LaSalle Bank N.A., 0.500%, 03/01/10	930
1,070	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: National City Bank, 0.310%, 03/01/10	1,070
3,085	Michigan Strategic Fund, Millennium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/04/10	3,085
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.350%, 03/01/10	1,820
2,815	Michigan Strategic Fund, Waterfront, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.200%, 03/04/10	2,815
4,275	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/04/10	4,275
1,990	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: National City Bank, 0.310%, 03/04/10	1,990
2,100	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.500%, 03/01/10	2,100
5,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.950%, 03/01/10 (e)	5,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
6,320	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.230%, 03/01/10	6,320
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.230%, 03/01/10	5,950
5,300	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.170%, 03/01/10	5,300
	Wayne County Airport Authority, Detroit Metropolitan,
3,800	Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.210%, 03/04/10	3,800
1,800	Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 03/04/10	1,800
	Total Weekly Demand Notes (Cost $223,391)	223,391
	Total Investments — 100.0% (Cost $273,398) *	273,398
	Other Assets in Excess of Liabilities — 0.0% (g)	129
	NET ASSETS — 100.0%	$273,527

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 0.8% (n)
	New York — 0.8%
13,090	Port Authority of New York & New Jersey, 0.560%, 03/04/10 (Cost $13,090)	13,090
Daily Demand Notes — 3.6%
	New York — 3.6%
5,600	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	5,600
600	Metropolitan Transportation Authority, Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/01/10	600
	New York City,
2,000	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.120%, 03/01/10	2,000
600	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	600
1,800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.140%, 03/01/10	1,800
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.140%, 03/01/10	830
3,100	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.150%, 03/01/10	3,100
1,200	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.130%, 03/01/10	1,200
3,800	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.100%, 03/01/10	3,800
2,950	Subseries L-5, GO, VRDO, 0.120%, 03/01/10	2,950
1,500	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10	1,500
	New York City Municipal Water Finance Authority,
1,500	Series F, Subseries F-2, Rev., VRDO, 0.150%, 03/01/10	1,500
2,600	Subseries B-3, Rev., VRDO, 0.140%, 03/01/10	2,600
2,400	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Series CC-1, Rev., VRDO, 0.140%, 03/01/10	2,400
400	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series C, Rev., VRDO, 0.150%, 03/01/10	400
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.140%, 03/01/10	900
14,950	Series C, Rev., VRDO, 0.120%, 03/01/10	14,950
210	Subseries C-4, Rev., VRDO, 0.150%, 03/01/10	210
3,400	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.120%, 03/01/10	3,400
	New York City, Fiscal 2008,
1,090	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/01/10	1,090
650	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.190%, 03/01/10	650
685	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	685
	Trust for Cultural Resources, Lincoln Center,
800	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/10	800
250	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/01/10	250
	Total Daily Demand Notes (Cost $53,815)	53,815
Municipal Bonds — 15.4%
	New York — 15.4%
8,890	Adirondack Central School District, GO, BAN, 2.500%, 03/05/10 (m)	8,890
10,000	Amsterdam Enlarged City School District, GO, BAN, 2.000%, 06/25/10	10,018
6,960	Belfast Central School District, GO, BAN, 2.500%, 05/18/10	6,969
	Board of Cooperative Educational Services for the Sole Supervisory District,
10,500	Rev., RAN, 1.750%, 06/17/10	10,509
6,200	Rev., RAN, 2.000%, 06/18/10	6,214
6,900	Board of Cooperative Educational Services of Second Supervisory District Westchester, Rev., RAN, 2.000%, 06/30/10	6,908
9,715	Cheektowaga-Maryvale Union Free School District, GO, BAN, 1.750%, 12/22/10	9,793
29,337	City of Albany, GO, BAN, 1.250%, 07/09/10	29,408
12,453	City of Auburn, GO, BAN, 1.500%, 06/04/10	12,462
11,117	City of Geneva, GO, BAN, 2.000%, 05/20/10	11,132
13,705	City of Schenectady, GO, BAN, 1.750%, 05/21/10	13,722
1,632	City of Syracuse, Series A, GO, BAN, 1.750%, 06/18/10	1,634
6,390	Cohoes City School District, GO, BAN, 1.500%, 06/24/10	6,406
5,730	East Rochester Union Free School District, GO, BAN, 2.500%, 04/02/10	5,733

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
4,369	East Syracuse-Minoa Central School District, GO, BAN, 1.750%, 05/21/10	4,374
	Elmira City School District,
10,000	GO, BAN, 1.500%, 02/17/11	10,072
7,918	GO, BAN, 1.750%, 10/20/10	7,948
7,880	Series D, GO, BAN, 2.000%, 03/18/10	7,881
2,700	Harrisville Central School District, GO, BAN, 1.500%, 06/29/10	2,707
7,830	Hoosick Falls Central School District, GO, BAN, 2.000%, 04/02/10	7,832
9,040	Johnson City Central School District, GO, BAN, 2.000%, 04/22/10	9,046
6,500	Little Falls City School District, GO, BAN, 2.000%, 04/21/10	6,503
3,398	Pine Valley Central School District of South Dayton, GO, BAN, 2.500%, 03/04/10	3,398
5,622	Sherman Central School District, GO, BAN, 1.625%, 04/01/10	5,626
9,000	South Jefferson Central School District, GO, BAN, 1.750%, 07/02/10	9,010
1,850	Tully Central School District, GO, BAN, 2.500%, 05/07/10	1,853
4,500	Village of East Aurora, GO, BAN, 2.000%, 04/01/10	4,501
5,860	Village of Solvay, GO, BAN, 1.500%, 02/10/11	5,883
5,210	Westmoreland Central School District, GO, BAN, 1.500%, 04/01/10	5,211
	Total Municipal Bonds (Cost $231,643)	231,643
Weekly Demand Notes — 80.7%
	New York — 80.7%
7,720	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.280%, 03/01/10 (m)	7,720
7,455	Albany Industrial Development Agency, Albany College of Pharmacy, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.180%, 03/01/10	7,455
	Austin Trust Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.180%, 03/01/10	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.250%, 03/01/10	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.210%, 03/01/10	8,955
4,750	Series 2008-3006X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.210%, 03/01/10	4,750
15,775	Dutchess County IDA, Marist College Civic Facilities, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/01/10	15,775
9,685	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Class N, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.190%, 03/04/10	9,685
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	225
2,440	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	2,440
	Eclipse Funding Trust, Solar Eclipse, New York,
8,160	Series 2006-0029, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.190%, 03/04/10	8,160
15,160	Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.170%, 03/01/10	15,160
1,845	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/01/10	1,845
	Long Island Power Authority, Electric Systems,
7,125	Series J, Rev., VRDO, AGM, 0.220%, 03/01/10	7,125
1,000	Series L, Rev., VRDO, AGM, 0.220%, 03/03/10	1,000
30,000	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.210%, 03/04/10	30,000
	Metropolitan Transportation Authority,
15,300	Series A, Rev., VRDO, AGM, 0.210%, 03/01/10	15,300
25,000	Series B, Rev., VRDO, AGM, 0.230%, 03/01/10	25,000
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR MBIA, 0.200%, 03/04/10 (e)	11,385
1,595	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.210%, 03/01/10	1,595
22,700	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	22,700
2,200	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.250%, 03/01/10	2,200
6,150	Nassau County Interim Finance Authority, Sales Tax Secured, Series E, Rev., VRDO, LIQ: BNP Paribas, 0.140%, 03/03/10	6,150
	New York City,
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/04/10	2,000
27,765	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/01/10	27,765
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.190%, 03/03/10	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,000	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.150%, 03/03/10	2,000
1,300	Series H, Subseries H-6, GO, VRDO, NATL-RE, 0.230%, 03/03/10	1,300
8,700	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.230%, 03/01/10	8,700
10,800	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.160%, 03/01/10	10,800
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/01/10	6,800
6,900	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.180%, 03/01/10	6,900
6,150	Subseries A-6, GO, VRDO, LOC: Helaba, 0.190%, 03/03/10	6,150
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.190%, 03/03/10	3,550
15,200	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.170%, 03/03/10	15,200
4,250	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.160%, 03/03/10	4,250
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.220%, 03/01/10	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	4,000
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.160%, 03/03/10	11,530
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.170%, 03/03/10	3,145
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.170%, 03/03/10	17,915
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	2,125
10,100	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/04/10	10,100
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 03/01/10	11,400
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	6,900
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 03/03/10	3,400
13,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	13,000
15,000	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/01/10	15,000
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.160%, 03/01/10	17,000
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	2,970
5,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	5,000
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/01/10	13,600
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	200
5,000	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	5,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.170%, 03/01/10	4,760
7,840	New York City Housing Development Corp., Multi-Family Housing, Peter Cintron Apartments, Series C, Rev., VRDO, LOC: FNMA, 0.170%, 03/01/10	7,840
2,200	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	2,200
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.250%, 03/03/10	300

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.190%, 03/03/10	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.150%, 03/03/10	4,470
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 03/04/10	9,000
17,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.170%, 03/04/10	17,600
4,400	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.200%, 03/04/10	4,400
	New York City Transitional Finance Authority,
9,900	Series ROCS-RR-II-R-11420, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	9,900
22,135	Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.180%, 03/01/10	22,135
8,470	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.170%, 03/03/10	8,470
1,100	New York City Transitional Finance Authority, Eagle, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.230%, 03/04/10	1,100
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 0.160%, 03/03/10	600
19,175	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-D, Rev., VRDO, 0.220%, 03/01/10	19,175
	New York City, Fiscal 2008,
17,550	Subseries D-3, GO, VRDO, 0.160%, 03/01/10	17,550
11,825	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.230%, 03/01/10	11,825
6,530	Subseries J-10, GO, VRDO, 0.160%, 03/01/10	6,530
14,150	Subseries J-11, GO, VRDO, 0.190%, 03/01/10	14,150
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	5,000
7,914	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.220%, 03/04/10	7,914
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.200%, 03/04/10	19,080
7,750	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.250%, 03/04/10 (e)	7,750
	New York State Dormitory Authority,
10,000	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/10	10,000
13,020	Series ROCS-RR-II-R-4122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.220%, 03/04/10 (e)	13,020
9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, BHAC-CR AGC, LIQ: Citibank N.A., 0.210%, 03/04/10	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ: Citibank N.A., 0.240%, 03/04/10 (e)	6,175
15,680	New York State Dormitory Authority, Eagle, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	15,680
	New York State Dormitory Authority, Mental Health Services,
11,900	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	11,900
12,000	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.170%, 03/04/10	12,000
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.210%, 03/03/10	5,805
18,315	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.150%, 03/01/10	18,315
2,500	New York State Dormitory Authority, Northern Westchester Association, Rev., VRDO, LOC: TD Bank N.A., 0.150%, 03/01/10	2,500
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.170%, 03/01/10	7,000
3,445	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.170%, 03/01/10	3,445
21,320	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.180%, 03/03/10	21,320
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	2,000
6,100	Series E, Rev., VRDO, LOC: BNP Paribas, 0.160%, 03/01/10	6,100
16,100	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/01/10	16,100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	700
9,750	New York State Housing Finance Agency, 101 West End, Rev., VRDO,
	FNMA, LIQ: FNMA, 0.180%, 03/01/10	9,750
5,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/03/10	5,000
4,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	4,500
10,000	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	10,000
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.190%, 03/01/10	2,000
8,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/10	8,400
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 03/01/10	9,400
6,100	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/01/10	6,100
	New York State Housing Finance Agency, 360 West 43rd Street,
6,050	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	6,050
5,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	5,000
20,600	New York State Housing Finance Agency, 42nd & 10th, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 03/01/10	20,600
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.210%, 03/01/10	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	2,700
12,000	New York State Housing Finance Agency, Avalon Bowery Place II, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/10	12,000
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	4,400
3,750	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	3,750
4,085	New York State Housing Finance Agency, Clarkston, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/01/10	4,085
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/01/10	1,150
10,000	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 03/01/10	10,000
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/01/10	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/01/10	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 03/01/10	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/03/10	3,300
4,970	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 03/03/10	4,970
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.220%, 03/01/10	3,820
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 03/03/10	3,400
12,585	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 03/01/10	12,585

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
20,600	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.190%, 03/03/10	20,600
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/01/10	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/01/10	6,700
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/01/10	5,700
	New York State Housing Finance Agency, Worth Street,
4,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/01/10	4,100
1,600	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/01/10	1,600
	New York State Local Government Services Corp.,
950	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 03/03/10	950
14,000	Series D, Rev., VRDO, LOC: Societe Generale, 0.160%, 03/03/10	14,000
10,150	Series F, Rev., VRDO, LOC: Societe Generale, 0.180%, 03/03/10	10,150
8,100	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.160%, 03/03/10	8,100
120	New York State Local Government Services Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.200%, 03/01/10	120
	New York State Urban Development Corp., Various State Facilities,
26,165	Rev., VRDO, 0.230%, 03/01/10	26,165
2,595	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.200%, 03/01/10	2,595
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 0.300%, 03/01/10	6,820
1,265	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.200%, 03/01/10	1,265
3,820	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.500%, 03/01/10	3,820
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, LIQ: Citibank N.A., 0.250%, 03/04/10 (e)	9,665
5,000	Puttable Floating Option Tax-Exempt Receipts, Series 4645, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.200%, 03/01/10 (e)	5,000
3,395	Rockland County Industrial Development Agency, Jawonio Inc. Project, Rev., VRDO, TD Banknorth N.A., 0.200%, 03/01/10	3,395
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/10	5,000
5,315	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.170%, 03/01/10	5,315
	Triborough Bridge & Tunnel Authority,
155	Series A, Rev., VRDO, 0.210%, 03/01/10	155
9,995	Series ROCS-II-R-194, Rev., VRDO, LIQ: Citibank N.A., 0.200%, 03/04/10	9,995
13,710	Subseries B-3, Rev., VRDO, 0.250%, 03/01/10	13,710
2,675	Subseries B-4, Rev., VRDO, 0.220%, 03/01/10	2,675
20,100	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/04/10	20,100
800	Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.180%, 03/01/10	800
3,800	Trust for Cultural Resources, WNYC Radio, Inc., Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/04/10	3,800
500	Westchester County IDA, Banksville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 0.170%, 03/04/10	500
4,020	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.170%, 03/04/10	4,020
	Total Weekly Demand Notes (Cost $1,215,399)	1,215,399
	Total Investments — 100.5% (Cost $1,513,947) *	1,513,947
	Liabilities in Excess of Other Assets — (0.5)%	(7,374)
	NET ASSETS — 100.0%	$1,506,573

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 10.2%
	Ohio — 10.2%
600	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/01/10 (m)	600
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
2,860	Series A, Rev., VRDO, 0.130%, 03/01/10	2,860
1,250	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/10	1,250
200	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.130%, 03/01/10	200
400	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 03/01/10	400
	State of Ohio, Solid Waste, BP Products North America,
1,900	Rev., VRDO, 0.130%, 03/01/10	1,900
	Total Daily Demand Notes (Cost $7,210)	7,210
Municipal Bonds — 13.2%
	Ohio — 13.2%
1,830	Cedar Cliff Local School District, School Improvement, GO, BAN, 1.750%, 09/09/10 (w)	1,840
1,000	City of Akron, Various Purpose, GO, BAN, 1.250%, 12/09/10 (m)	1,004
1,200	City of Perrysburg, Liberty Improvement, GO, BAN, 1.250%, 11/04/10	1,202
2,570	City of Perrysburg, Various Purpose, GO, BAN, 1.250%, 11/04/10	2,574
2,685	Wells Fargo State Trust, Series 79-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.500%, 05/13/10 (e)	2,685
	Total Municipal Bonds (Cost $9,305)	9,305
Weekly Demand Notes — 79.1%
	Ohio — 79.1%
3,885	Austin Trust Various States, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.210%, 03/01/10	3,885
1,980	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 03/01/10	1,980
1,400	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	1,400
1,090	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	1,090
1,155	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/10	1,155
	Deutsche Bank Spears/Lifers Trust Various States,
1,210	Series 289, GO, VRDO, AGM, LIQ: Deutsche Bank A.G., 0.190%, 03/01/10	1,210
120	Series 570, Rev., VRDO, AGM, LIQ: Deutsche Bank A.G., 0.260%, 03/04/10	120
2,890	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.200%, 03/04/10	2,890
2,150	Hamilton County, Boys/Girls Club, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.240%, 03/04/10	2,150
3,550	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.190%, 03/04/10	3,550
2,225	Montgomery County, Kettering Health, Series A, Rev., VRDO, AGM, 0.200%, 03/01/10	2,225
400	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.230%, 03/01/10	400
455	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.390%, 03/01/10	455
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.210%, 03/03/10	3,800
1,315	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Bank of New York, 0.250%, 03/03/10	1,315
	Ohio Housing Finance Agency, Residential Mortgage Backed,
300	Series B, Rev., VRDO, AMT, 0.180%, 03/01/10	300
490	Series B2, Rev., VRDO, AMT, LIQ: KBC Bank N.V., 0.190%, 03/01/10 (m)	490
350	Series C, Rev., VRDO, AMT, GNMA COLL, 0.210%, 03/01/10	350
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.200%, 03/01/10	1,000
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
2,875	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.220%, 03/01/10	2,875
350	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.210%, 03/01/10	350

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
400	Ohio State University, Series B, Rev., VRDO, 0.150%, 03/03/10 (m)	400
2,495	Ohio State Water Development Authority, Series DCL 046, Rev., VRDO, LIQ: Dexia Credit Local, 0.250%, 03/04/10	2,495
1,950	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.250%, 03/03/10	1,950
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
2,540	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.210%, 03/04/10	2,540
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.180%, 03/03/10	2,000
3,550	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/01/10	3,550
980	Puttable Floating Option Tax-Exempt Receipts, Series MT-513, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.650%, 03/01/10	980
2,000	State of Ohio, Common Schools, Series C, GO, VRDO, 0.180%, 03/01/10	2,000
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, AGC, LOC: Royal Bank of Scotland, 0.340%, 03/04/10	4,000
40	Wells Fargo State Trust, Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.180%, 03/04/10 (e)	40
2,673	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: National City Bank, 0.310%, 03/01/10	2,673
	Total Weekly Demand Notes (Cost $55,618)	55,618
	Total Investments — 102.5% (Cost $72,133) *	72,133
	Liabilities in Excess of Other Assets — (2.5)%	(1,785)
	NET ASSETS — 100.0%	$70,348

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

BNY—	Bank of New York

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corp.

FGIC—	Insured by Financial Guaranty Insurance Co.

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GNMA—	Government National Mortgage Association

GO—	General Obligation

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2010.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,294,863	$273,398	$1,513,947	$72,133
Cash	39	19	42	49
Receivables:
Interest	846	189	3,168	46
Total Assets	1,295,748	273,606	1,517,157	72,228

LIABILITIES:
Payables:
Investment securities purchased	—	—	10,001	1,840
Accrued liabilities:
Investment advisory fees	81	17	93	3
Administration fees	66	14	77	3
Shareholder servicing fees	52	11	242	—	(a)
Custodian and accounting fees	12	6	25	6
Trustees’ and Chief Compliance Officer’s fees	6	1	37	—	(a)
Other	76	30	109	28
Total Liabilities	293	79	10,584	1,880
Net Assets	$1,295,455	$273,527	$1,506,573	$70,348

NET ASSETS:
Paid in capital	$1,294,711	$273,442	$1,505,130	$70,294
Accumulated undistributed (distributions in excess of) net investment income	486	85	1,396	54
Accumulated net realized gains (losses)	258	—	47	—
Total Net Assets	$1,295,455	$273,527	$1,506,573	$70,348

Net Assets:
E*Trade	$702,599	$—	$293,356	$—
Morgan	432,378	14,569	744,054	23,532
Premier	—	38,165	—	3,589
Reserve	—	220,793	364,918	23,851
Service	160,478	—	104,245	19,376
Total	$1,295,455	$273,527	$1,506,573	$70,348

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	702,036	—	293,171	—
Morgan	432,233	14,549	742,988	23,487
Premier	—	38,112	—	3,592
Reserve	—	220,792	364,807	23,795
Service	160,454	—	104,242	19,396
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,294,863	$273,398	$1,513,947	$72,133

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$5,311		$730		$10,634		$501

EXPENSES:
Investment advisory fees	987		140		1,416		66
Administration fees	780		111		1,116		52
Distribution fees:
E*Trade	4,139		—		1,679		—
Morgan	484		20		1,037		33
Reserve	—		250		1,038		99
Service (a)	363		—		232		44
Shareholder servicing fees:
E*Trade	2,070		—		840		—
Morgan	1,693		72		3,628		115
Premier	—		164		—		8
Reserve	—		301		1,245		119
Service (a)	181		—		116		22
Custodian and accounting fees	69		23		82		22
Interest expense to affiliates	—	(b)	—	(b)	—	(b)	—	(b)
Professional fees	52		53		51		51
Trustees’ and Chief Compliance Officer’s fees	12		3		14		—	(b)
Printing and mailing costs	80		3		93		3
Registration and filing fees	7		24		27		19
Transfer agent fees	48		20		131		14
Insurance expense (See Note 7)	247		29		476		25
Other	31		12		21		11
Total expenses	11,243		1,225		13,242		703
Less amounts waived	(6,113)		(566)		(3,390)		(245)
Less earnings credits	—	(b)	—	(b)	—	(b)	—	(b)
Less expense reimbursements	—		(2)		—		(1)
Net expenses	5,130		657		9,852		457
Net investment income (loss)	181		73		782		44

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	257		24		47		1
Change in net assets resulting from operations	$438		$97		$829		$45

(a)	Commencement of offering class of shares effective July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$181	$10,509	$73	$2,068
Net realized gain (loss)	257	94	24	32
Change in net assets resulting from operations	438	10,603	97	2,100

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(69)	(6,851)	—	—
Morgan
From net investment income	(112)	(3,658)	(10)	(610)
Premier
From net investment income	—	—	(59)	(1,136)
Reserve
From net investment income	—	—	(4)	(322)
Total distributions to shareholders	(181)	(10,509)	(73)	(2,068)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	270,527	28,927	165,938	(24,772)

NET ASSETS:
Change in net assets	270,784	29,021	165,962	(24,740)
Beginning of period	1,024,671	995,650	107,565	132,305
End of period	$1,295,455	$1,024,671	$273,527	$107,565
Accumulated undistributed (distributions in excess of) net investment income	$486	$392	$85	$61

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$782	$25,172	$44	$1,506
Net realized gain (loss)	47	159	1	84
Change in net assets resulting from operations	829	25,331	45	1,590

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(28)	(2,652)	—	—
Morgan
From net investment income	(652)	(17,029)	(28)	(589)
From net realized gains	—	—	(28)	—
Premier
From net investment income	—	—	(2)	(38)
From net realized gains	—	—	(5)	—
Reserve
From net investment income	(102)	(5,483)	(14)	(879)
From net realized gains	—	—	(32)	—
Service
From net realized gains	—	—	(21)	—
Total distributions to shareholders	(782)	(25,164)	(130)	(1,506)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(535,926)	96,615	(33,154)	22,484

NET ASSETS:
Change in net assets	(535,879)	96,782	(33,239)	22,568
Beginning of period	2,042,452	1,945,670	103,587	81,019
End of period	$1,506,573	$2,042,452	$70,348	$103,587
Accumulated undistributed (distributions in excess of) net investment income	$1,396	$1,237	$54	$54

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$429,721	$365,804	$—	$—
Dividends and distributions reinvested	69	6,851	—	—
Cost of shares redeemed	(345,570)	(567,127)	—	—
Change in net assets from E*Trade capital transactions	$84,220	$(194,472)	$—	$—
Morgan
Proceeds from shares issued	$2,343,733	$1,466,486	$37,515	$103,306
Dividends and distributions reinvested	85	2,419	8	563
Cost of shares redeemed	(2,317,965)	(1,245,506)	(49,466)	(115,044)
Change in net assets from Morgan capital transactions	$25,853	$223,399	$(11,943)	$(11,175)
Premier
Proceeds from shares issued	$—	$—	$38,298	$85,501
Dividends and distributions reinvested	—	—	53	1,055
Cost of shares redeemed	—	—	(58,208)	(100,323)
Change in net assets from Premier capital transactions	$—	$—	$(19,857)	$(13,767)
Reserve
Proceeds from shares issued	$—	$—	$356,735	$119,170
Dividends and distributions reinvested	—	—	4	322
Cost of shares redeemed	—	—	(159,001)	(119,322)
Change in net assets from Reserve capital transactions	$—	$—	$197,738	$170
Service (a)
Proceeds from shares issued	$689,597	$—	$—	$—
Cost of shares redeemed	(529,143)	—	—	—
Change in net assets from Service capital transactions	$160,454	$—	$—	$—

Total change in net assets from capital transactions	$270,527	$28,927	$165,938	$(24,772)
SHARE TRANSACTIONS:
E*Trade
Issued	429,721	365,804	—	—
Reinvested	69	6,851	—	—
Redeemed	(345,570)	(567,127)	—	—
Change in E*Trade Shares	84,220	(194,472)	—	—
Morgan
Issued	2,343,733	1,466,486	37,515	103,306
Reinvested	85	2,419	8	563
Redeemed	(2,317,965)	(1,245,506)	(49,466)	(115,044)
Change in Morgan Shares	25,853	223,399	(11,943)	(11,175)
Premier
Issued	—	—	38,298	85,501
Reinvested	—	—	53	1,055
Redeemed	—	—	(58,208)	(100,323)
Change in Premier Shares	—	—	(19,857)	(13,767)
Reserve
Issued	—	—	356,735	119,170
Reinvested	—	—	4	322
Redeemed	—	—	(159,001)	(119,322)
Change in Reserve Shares	—	—	197,738	170
Service (a)
Issued	689,597	—	—	—
Redeemed	(529,143)	—	—	—
Change in Service Shares	160,454	—	—	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$188,417	$194,164	$—	$—
Dividends and distributions reinvested	28	2,652	—	—
Cost of shares redeemed	(146,970)	(265,894)	—	—
Change in net assets from E*Trade capital transactions	$41,475	$(69,078)	$—	$—
Morgan
Proceeds from shares issued	$1,516,863	$4,984,441	$38,623	$106,319
Dividends and distributions reinvested	540	15,352	50	558
Cost of shares redeemed	(2,056,532)	(4,930,893)	(59,363)	(88,304)
Change in net assets from Morgan capital transactions	$(539,129)	$68,900	$(20,690)	$18,573
Premier
Proceeds from shares issued	$—	$—	$9,762	$77,991
Dividends and distributions reinvested	—	—	2	14
Cost of shares redeemed	—	—	(6,975)	(77,830)
Change in net assets from Premier capital transactions	$—	$—	$2,789	$175
Reserve
Proceeds from shares issued	$68,261,279	$93,718,939	$68,164	$175,713
Dividends and distributions reinvested	30	1,146	46	879
Cost of shares redeemed	(68,403,827)	(93,623,292)	(102,860)	(172,856)
Change in net assets from Reserve capital transactions	$(142,518)	$96,793	$(34,650)	$3,736
Service (a)
Proceeds from shares issued	$882,841	$—	$101,500	$—
Dividends and distributions reinvested	—	—	21	—
Cost of shares redeemed	(778,595)	—	(82,124)	—
Change in net assets from Service capital transactions	$104,246	$—	$19,397	$—

Total change in net assets from capital transactions	$(535,926)	$96,615	$(33,154)	$22,484
SHARE TRANSACTIONS:
E*Trade
Issued	188,398	194,142	—	—
Reinvested	28	2,652	—	—
Redeemed	(146,970)	(265,894)	—	—
Change in E*Trade Shares	41,456	(69,100)	—	—
Morgan
Issued	1,516,864	4,984,353	38,604	106,314
Reinvested	540	15,352	50	558
Redeemed	(2,056,486)	(4,930,893)	(59,353)	(88,297)
Change in Morgan Shares	(539,082)	68,812	(20,699)	18,575
Premier
Issued	—	—	9,759	77,991
Reinvested	—	—	2	14
Redeemed	—	—	(6,974)	(77,825)
Change in Premier Shares	—	—	2,787	180
Reserve
Issued	68,261,255	93,718,940	68,149	175,703
Reinvested	30	1,146	46	879
Redeemed	(68,403,827)	(93,623,183)	(102,835)	(172,853)
Change in Reserve Shares	(142,542)	96,903	(34,640)	3,729
Service (a)
Issued	882,838	—	101,495	—
Reinvested	—	—	21	—
Redeemed	(778,596)	—	(82,120)	—
Change in Service Shares	104,242	—	19,396	—

(a)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
E*Trade
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(f) through February 28, 2006(g)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(g)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)

Service
July 1, 2009(f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%	$702,599	0.43	%(e)	0.01%		1.09%
1.00	0.89	618,240	0.96	(e)	0.92		1.09
1.00	2.50	812,635	1.00		2.49		1.09
1.00	2.53	948,839	1.00		2.53		1.09
1.00	0.25	70,216	1.00		2.10		1.24

1.00	0.03	432,378	0.42	(e)	0.02		0.64
1.00	1.28	406,431	0.57	(e)	1.16		0.65
1.00	2.96	183,015	0.55		2.83		0.64
1.00	2.99	91,046	0.55		2.96		0.65
1.00	1.16	45,020	0.55		2.28		0.68
1.00	1.47	217,166	0.55		1.49		0.70

1.00	0.00	160,478	0.26		0.00	(h)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)

Reserve(j)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective February 19, 2005, Class A was renamed Reserve.

(k)	Amount rounds to less than 0.01%.

(l)	Includes insurance expense of 0.02% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.04%		$14,569	0.51	%(e)	0.05%		0.73%
1.00	1.44		26,507	0.60	(f)	1.48		0.71
1.00	3.00	(g)	37,673	0.59		3.00		0.71
1.00	3.02		60,944	0.59		3.00		0.67
1.00	1.47		31,580	0.59		2.27		0.69
1.00	0.64		7,803	0.59		1.81		0.70

1.00	0.10		38,165	0.42	(e)	0.11		0.57
1.00	1.58		58,008	0.47	(l)	1.61		0.56
1.00	3.14	(g)	71,758	0.45		3.17		0.55
1.00	3.17		177,698	0.45		3.13		0.52
1.00	1.57		135,695	0.45		2.34		0.54
1.00	1.32		141,695	0.47		1.37		0.56

1.00	0.02		220,793	0.32	(f)	0.00	(k)	0.76
1.00	1.33		23,050	0.72	(l)	1.26		0.81
1.00	2.88	(g)	22,874	0.70		2.84		0.81
1.00	2.91		28,903	0.70		2.89		0.78
1.00	1.40		19,135	0.70		2.06		0.79
1.00	1.14		41,308	0.72		1.10		0.81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
E*Trade
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(g) through February 28, 2006(h)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)

Reserve(i)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)

Service
July 1, 2009(g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Includes insurance expense of 0.03% (See Note 7).

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Effective February 19, 2005, Class A was renamed Reserve.

(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%	$293,356	0.57	%(e)	0.01%		1.09%
1.00	0.86	251,873	0.98	(e)	0.89		1.08
1.00	2.50	320,928	1.00		2.52		1.08
1.00	2.55	429,685	1.00		2.56		1.10
1.00	0.24	82,319	1.00		2.08		1.11

1.00	0.05	744,054	0.55	(f)	0.06		0.65
1.00	1.23	1,283,154	0.61	(e)	1.21		0.64
1.00	2.93	1,214,148	0.59		2.89		0.63
1.00	2.97	1,204,017	0.59		2.93		0.65
1.00	1.14	1,097,957	0.59		2.27		0.64
1.00	1.42	1,485,743	0.59		1.40		0.67

1.00	0.02	364,918	0.58	(f)	0.02		0.74
1.00	1.12	507,425	0.72	(e)	1.10		0.74
1.00	2.81	410,594	0.70		2.79		0.73
1.00	2.86	194,629	0.70		2.82		0.75
1.00	1.09	178,032	0.70		2.19		0.75
1.00	1.27	157,544	0.74		1.26		0.81

1.00	0.00	104,245	0.44		0.00	(j)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Year Ended February 28, 2010	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Reserve(l)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Service
July 1, 2009(j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)	— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Commencement of offering of class of shares.

(k)	Includes insurance expense of 0.01% (See Note 7).

(l)	Effective February 19, 2005, Class A was renamed Reserve.

(m)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.19%		$23,532	0.55	%(e)	0.09%		0.77%
1.00	1.39		44,250	0.61	(f)	1.35		0.71
1.00	2.98	(h)	25,619	0.59		2.94		0.74
1.00	2.99		33,418	0.59		2.95		0.70
1.00	1.46		26,537	0.59		2.34		0.72
1.00	0.63		1,891	0.59		1.80		0.72

1.00	0.27		3,589	0.40	(k)	0.08		0.62
1.00	1.53		805	0.47	(f)	1.30		0.56
1.00	3.12	(h)	626	0.45		3.28		0.57
1.00	3.14		32,989	0.45		3.09		0.55
1.00	1.55		38,765	0.45		2.32		0.57
1.00	1.40		44,469	0.46		1.36		0.52

1.00	0.14		23,851	0.61	(e)	0.03		0.87
1.00	1.28		58,532	0.72	(f)	1.27		0.81
1.00	2.86	(h)	54,774	0.70		2.82		0.85
1.00	2.88		69,853	0.70		2.84		0.80
1.00	1.38		79,281	0.70		2.09		0.82
1.00	1.14		82,741	0.71		1.17		0.77

1.00	0.11		19,376	0.34		0.00	(m)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Service Share Class commenced operations on July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2010, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund #
Total Investments in Securities	$—	$1,294,863	$—	$1,294,863

Michigan Municipal Money Market Fund #
Total Investments in Securities	$—	$273,398	$—	$273,398

New York Municipal Money Market Fund #
Total Investments in Securities	$—	$1,513,947	$—	$1,513,947

Ohio Municipal Money Market Fund #
Total Investments in Securities	$—	$72,133	$—	$72,133

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Municipal Money Market Fund	$—	$94	$(94)
Michigan Municipal Money Market Fund	—	24	(24)
New York Municipal Money Market Fund	—	159	(159)

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services are paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund, assuming all rights and responsibilities of JPMIA with respect to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.06% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E* Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E* Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 7) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E* Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

Prior to July 1, 2009, the contractual expense limitation for California Municipal Money Market Fund was 0.55% for Morgan Shares.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Advisory	Shareholder Servicing	Total	Contractual Reimbursements
California Municipal Money Market Fund	$—	$670	$670	$—
Michigan Municipal Money Market Fund	—	124	124	2
New York Municipal Money Market Fund	—	539	539	—
Ohio Municipal Money Market Fund	4	116	120	1

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$1,124	$4,319	$5,443
Michigan Municipal Money Market Fund	199	243	442
New York Municipal Money Market Fund	275	2,576	2,851
Ohio Municipal Money Market Fund	32	93	125

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended February 28, 2010, the Funds did not invest in any money market funds.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$89	$5	$87	$181
Michigan Municipal Money Market Fund	24	—	49	73
New York Municipal Money Market Fund	158	19	605	782
Ohio Municipal Money Market Fund	86	—	44	130

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$—	$—	$10,509	$10,509
Michigan Municipal Money Market Fund	31	1	2,036	2,068
New York Municipal Money Market Fund	78	—	25,086	25,164
Ohio Municipal Money Market Fund	—	—	1,506	1,506

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax-Exempt Income
California Municipal Money Market Fund	$257	$—	$501
Michigan Municipal Money Market Fund	—	—	89
New York Municipal Money Market Fund	55	2	1,468
Ohio Municipal Money Market Fund	—	—	58

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation and post-October loss deferrals (New York Municipal Money Market Fund and Ohio Municipal Money Market Fund).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2010, the following Funds deferred to March 1, 2010 post-October capital losses of (amounts in thousands):

New York Municipal Money Market Fund	$9
Ohio Municipal Money Market Fund	1

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the California Municipal Money Market Fund’s investment advisor have investment discretion with respect to its clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s outstanding shares.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

In addition, California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each of these Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

7. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares were not covered.

The Funds participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. The Funds continued to participate in the Program through the extended expiration dates of April 30, 2009 and September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees associated with the Program are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds without regard to any expense limitation in effect for the Funds. All shareholders of each Fund bore this cost without regard to the extent of their coverage under the Program.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund,
JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 27, 2010

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   45

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.00	$1.39	0.28%
Hypothetical	1,000.00	1,023.41	1.40	0.28
Morgan
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Service
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	1.64	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Premier
Actual	1,000.00	1,000.00	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Reserve
Actual	1,000.00	1,000.00	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
New York Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.00	$2.18	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Morgan
Actual	1,000.00	1,000.00	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Reserve
Actual	1,000.00	1,000.00	2.28	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Service
Actual	1,000.00	1,000.00	2.20	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,001.20	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Premier
Actual	1,000.00	1,001.30	1.84	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Reserve
Actual	1,000.00	1,001.10	2.03	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41
Service
Actual	1,000.00	1,001.10	1.73	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

Tax Letter
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	98.46
Ohio Municipal Money Market Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2010 (amounts in thousands):

Long-Term Capital Gain Distribution
California Municipal Money Market Fund	$5
New York Municipal Money Market Fund	19

FEBRUARY 28, 2010        J.P. MORGAN MONEY MARKET FUNDS   51

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

52   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-MMKTST-210

Annual Report

J.P. Morgan Tax Free Funds

February 28, 2010

JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Tax Free Bond Fund	2
JPMorgan Intermediate Tax Free Bond Fund	5
JPMorgan New York Tax Free Bond Fund	8
Schedules of Portfolio Investments	11
Financial Statements	58
Financial Highlights	68
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	93
Trustees	94
Officers	96
Schedule of Shareholder Expenses	97
Tax Letter	99
Privacy Policy	100

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Maintain a balanced approach during this “fragile” recovery

In its most recent meeting, the Federal Open Market Committee (FOMC) reiterated their intention to keep interest rates low for an extended period of time. With this move, it appears the FOMC understands the fragility of this cyclical recovery and intends to keep monetary policy accommodative — until the economy is solidly back on its feet. In the long run, however, it’s important for investors to note that a steadily improving economy — uninterrupted by any relapse — could have significant implications for investors, including both higher taxes and higher long-term interest rates.

These potential implications reminds us of the importance of maintaining a balanced portfolio that includes equities and a diversified mix of fixed income investments that could benefit from a maturing recovery, while still safeguarding your portfolio from any possible relapse from its path.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   1

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	December 23, 1996
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$290,401
Primary Benchmark	Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index
Duration	6.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan California Tax Free Bond Fund, which seeks to provide high after-tax total return for California residents consistent with moderate risk of capital,* returned 6.85%** (Institutional Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.25% return for the Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed the Index. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and the resulting state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as a new category of investor, such as pension fund and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

There appeared to be somewhat of a shift in investor sentiment regarding the California municipal bond market. During the first part of the fiscal year, California tax-free bond prices performed poorly given the uncertainties surrounding its fiscal situation. However, following the July 2009 passage of its budget, its municipal bond market rallied. Market liquidity also improved during the twelve month reporting period. That said, spreads in California remained relatively wide.

The Fund’s assets grew substantially during the fiscal year, primarily due to robust inflows from investors. However, relatively modest new supply of municipal issuance from the state of California, especially during the first half of the period, made it difficult at times to rapidly deploy those assets. As a result, the Fund’s cash position increased from roughly 5% to 12% of total assets during the fiscal year. This was a significant detractor from the Fund’s performance, given the low yields paid by cash investments.

The Fund’s sector positioning produced mixed results during the reporting period. The Fund’s shorter-term pre-refunded bonds (bonds that are secured with U.S. government securities) and underweight exposure versus the Index to California general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) detracted from performance. In contrast, the Fund’s exposures to municipal securities with longer-term maturities in the tobacco, healthcare and AMT (securities subject to the alternative minimum tax), sectors benefited its performance. The Fund’s gas purchase holdings (bonds used by municipalities to finance prepayments of future gas purchases) also enhanced its results.

2   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) fluctuated during the fiscal year, in part due to the rise in the Fund’s cash position in response to the new inflows and periods of limited new supply. Overall, the Fund’s duration was largely neutral versus the Index and this did not meaningfully impact performance. The Fund’s positioning (excluding cash) along the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was also similar to that of the Index and did not significantly impact its performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the fiscal issues in California, we continued to favor high-quality securities and, despite the Fund’s single state nature, we held investments in most market sectors. We remained cautious about the corporate related sector in this difficult economic environment and typically avoided these more economically-sensitive securities. In terms of the Fund’s yield curve positioning, we sought to invest a major portion of new assets in the 15-year+ portion of the curve, as we looked to keep the Fund’s duration similar or longer than that of the Index.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2010***

AAA	29.7%
AA	37.3
A	18.3
BAA	14.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   3

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		6.74%	3.82%	4.63%
With Sales Charge*		2.73	3.02	4.22
CLASS C SHARES	2/19/05
Without CDSC		6.22	3.24	4.33
With CDSC**		5.22	3.24	4.33
INSTITUTIONAL CLASS SHARES	12/23/96	6.85	3.94	4.78
SELECT CLASS SHARES	4/21/97	6.80	3.82	4.62

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class A Shares would have been different than shown because Class A Shares have different expenses than Select Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index and Lipper California Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index is used as a representation of California municipal securities with maturities from 1 to 17 years. The Lipper California Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$5,167,718
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations,* returned 6.20%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.38% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Index”) for the same period. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as a new category of investor, such as pension fund and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

Many of the strategies that helped the Fund’s performance during the 2008 credit crisis detracted from results during the twelve months ended February 28, 2010. For example, the Fund maintained a higher quality portfolio than the Index, both from an average quality and sector perspective. This stance negatively contributed to performance, as lower-quality municipal bonds outperformed their higher quality counterparts during the fiscal year.

From a sector perspective, the Fund held overweight positions versus the Index in high quality pre-refunded securities (bonds that are secured with U.S. government securities), general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) and essential service revenue bonds (securities that are issued by municipal enterprises such as water, public power and sewer utilities). This detracted from performance as all three sectors lagged the Index during the reporting period. The Fund had underweights versus the Index in the lower quality housing, healthcare and tobacco sectors. This too was not rewarded as these sectors outperformed the Index during the fiscal year.

Throughout the reporting period, the Fund emphasized securities issued by states that we viewed as being more fiscally responsible and states we believed were relatively better equipped to handle the challenging economic environment. This led to overweights in Georgia, Maryland, Texas and South Carolina, and underweights in California, New York and New Jersey. Again, this stance was not rewarded, given the low quality rally during the fiscal year.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   5

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

The Fund’s duration and yield curve strategies detracted from performance as well. (Duration measures the price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). During the reporting period, we maintained a short duration and an underweight exposure versus the Index to longer-term municipal securities. This positioning was not rewarded as municipal rates fell during the period and longer-term securities outperformed their shorter-term counterparts

Q:	HOW WAS THE FUND MANAGED?

A:	We did not significantly adjust the Fund’s portfolio during the reporting period, as we continued to emphasize higher quality sectors and securities. However, we did make a number of minor adjustments to the Fund during the reporting period. While we were underweight in California overall, early in the reporting period we increased the Fund’s exposure to certain California general obligation bonds that we found to be attractively valued. These securities subsequently performed well after the state’s budget was approved. Elsewhere, we pared the Fund’s exposure to lower coupon bonds in favor of higher coupon municipal securities. This was a positive for performance, as there was strong demand for the latter given their attractive yields. Higher coupon bonds also provide a hedge in a rising interest rate environment. As is consistent with our tax-advantaged strategy, we maintained a very minimal exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2010***

AAA	45.0%
AA	31.7
A	16.3
BAA	6.4
Not Rated	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

6   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/31/03
Without Sales Charge		6.05%	3.88%	4.90%
With Sales Charge*		2.08	3.08	4.49
CLASS B SHARES	12/31/03
Without CDSC		5.33	3.17	4.31
With CDSC**		0.33	2.82	4.31
CLASS C SHARES	12/31/03
Without CDSC		5.33	3.18	4.30
With CDSC***		4.33	3.18	4.30
INSTITUTIONAL CLASS SHARES	9/10/01	6.31	4.13	4.97
SELECT CLASS SHARES	1/1/97	6.20	4.03	4.88

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class C and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   7

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$959,096
Primary Benchmark	Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index
Duration	5.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan New York Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes and also seeks to protect the value of your investment,* returned 6.49%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 7.75% return for the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed the Index. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had abated. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and the resulting state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as a new category of investor, such as pension fund and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

The Fund’s assets grew substantially during the fiscal year, primarily due to robust inflows from investors. However, relatively modest new supply of municipal issuance from the state of New York made it difficult at times to rapidly deploy those assets. As a result, the Fund’s cash position increased from roughly 5% to 10% of total assets during the first half of the fiscal year. During the second half of the period, the amount of new supply from the state increased and we were able to reduce the cash position to approximately 4% of its total assets. Nevertheless, the Fund’s cash position detracted from performance, given the low yields paid by cash investments.

The Fund’s sector positioning produced mixed results during the reporting period. The Fund’s shorter-term pre-refunded (bonds that are secured with U.S. government securities), housing and water & sewer bonds detracted from performance. The Fund’s exposures to municipal securities with longer-term maturities in the tobacco, AMT (securities subject to the alternative minimum tax), electric, and zero coupon sectors aided performance. The Fund’s gas purchase holdings (bonds used by municipalities to finance prepayments of future gas purchases) and out-of-Index position in municipal securities issued by Puerto Rico also enhanced its results.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) fluctuated during the fiscal year, in part due to the rise in the Fund’s cash position in response to the new inflows and periods of limited new supply. While the Fund’s duration was longer than that of the Index as of February 28, 2010, on average it was shorter than the Index over the twelve month reporting period. This detracted

8   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

from performance, as municipal yields declined during the period. The Fund’s positioning (excluding cash) along the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was similar to that of the Index and did not materially impact its performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the budget challenges in New York, we continued to favor high-quality securities. Within the Fund’s single-state nature, our portfolio was diversified across most market sectors. We remained cautious about the corporate-related sector given the difficult economic environment and typically avoided these more economically-sensitive securities. In terms of the Fund’s yield curve positioning, we sought to invest a major portion of new assets in the 15-year + portion of the curve, in order to move the Fund’s duration to a more neutral position versus the Index. We also pared the Fund’s exposure to municipal securities issued by Puerto Rico as they performed well during the period.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2010***

AAA	25.8%
AA	48.5
A	21.0
BAA	4.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   9

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/16/01
Without Sales Charge		6.48%	3.87%	4.73%
With Sales Charge*		2.43	3.08	4.34
CLASS B SHARES	2/16/01
Without CDSC		5.71	3.15	4.11
With CDSC**		0.71	2.79	4.11
CLASS C SHARES	1/31/03
Without CDSC		5.78	3.13	4.02
With CDSC***		4.78	3.13	4.02
INSTITUTIONAL CLASS SHARES	9/10/01	6.70	4.13	4.97
SELECT CLASS SHARES	1/1/97	6.49	3.90	4.78

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/29/00 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. Returns for Class C Shares prior to the inception date is based on the performance of the Class B Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 29, 2000 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 87.8%
	Arkansas — 0.3%
	Special Tax — 0.3%
1,000	City of Springdale, Sales & Use Tax, Rev., AGM, 4.125%, 07/01/13	980
	California — 83.0%
	Certificate of Participation/Lease — 11.5%
1,000	Anaheim Public Financing Authority, Public Improvements Project, Capital Appreciation, Series C, Rev., COP, AGM, Zero Coupon, 09/01/19	643
2,000	California State Public Works Board, California State University, Series A, Rev., COP, NATL-RE, FGIC, 5.250%, 10/01/17	2,135
1,500	California State Public Works Board, Department Development Services, Porterville, Series C, Rev., COP, 6.000%, 04/01/19	1,574
1,000	California State Public Works Board, Department of Corrections & Rehabilitations, Series J, Rev., COP, AMBAC, 5.250%, 01/01/16	1,075
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., COP, 5.250%, 06/01/12	106
1,675	California State Public Works Board, Lease, Department of Corrections, Series A, Rev., COP, AMBAC, 5.250%, 06/01/11	1,756
1,500	California State Public Works Board, Regents University, Series A, Rev., COP, 5.000%, 03/01/18	1,633
1,000	California State Public Works Board, Various Universities of California Projects, Series D, Rev., COP, 5.000%, 05/01/15	1,059
1,000	City of Laguna Hills, COP, 4.000%, 02/01/16	1,099
5,110	City of Los Angeles, Sonnenblick Del Rio West Los Angeles, COP, AMBAC, 6.125%, 11/01/10	5,286
1,240	City of Sacramento Financing Authority, Capital Improvement, Series A, Rev., COP, AMBAC, 5.000%, 12/01/16	1,304
1,500	County of Monterey, Refinancing Project, COP, AGM, 5.000%, 02/01/20	1,642
1,000	Irvine Ranch Water District, COP, 5.000%, 03/01/20	1,087
1,500	Los Angeles County Public Works Financing Authority, Regional Park & Open Space, Special Assessment, Series A, COP, NATL-RE, 5.000%, 10/01/19	1,714
1,385	Mountain View/Santa Clara County, Capital Projects, COP, 5.250%, 08/01/13	1,517
1,400	San Diego County, Justice Facilities, COP, 5.000%, 10/01/19	1,467
1,250	San Francisco City & County, Multiple Capital Improvement Projects, Series A, COP, 5.000%, 04/01/19	1,313
1,500	San Francisco State Building Authority, California State & San Francisco Civic Center, Series A, Rev., COP, NATL-RE, FGIC, 5.000%, 12/01/15	1,508
	San Mateo Joint Power Authority, Capital Projects Program,
250	Rev., COP, NATL-RE, 6.500%, 07/01/15	298
2,190	Series A, Rev., 5.250%, 01/15/20	2,475
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., COP, NATL-RE, 6.250%, 07/01/24	1,628
1,000	Santa Clara County Financing Authority, Series A, Rev., COP, AMBAC, 5.750%, 11/15/13	1,157
		33,476
	Education — 2.9%
1,000	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/19	1,130
	California Educational Facilities Authority, Stanford University,
750	Series P, Rev., 5.250%, 12/01/13	870
1,500	Series T-5, Rev., 5.000%, 03/15/23	1,805
1,000	California State University, Systemwide, Series C, Rev., AGM, 5.000%, 11/01/19	1,122
	Fullerton University Foundation, Auxiliary Organization, University & College Improvements,
100	Series A, Rev., NATL-RE, 5.500%, 07/01/10	102
100	Series A, Rev., NATL-RE, 5.500%, 07/01/10	102
2,000	University of California, Series Q, Rev., 5.250%, 05/15/17	2,198
1,000	University of California Regents Medical Center, Series A, Rev., NATL-RE, 5.000%, 05/15/15	1,100
		8,429
	General Obligation — 28.2%
1,385	Berkeley Unified School District, GO, 4.000%, 08/01/16	1,505
1,500	Beverly Hills Unified School District, Capital Appreciation, Election of 2008, GO, Zero Coupon, 08/01/23	795
2,328	California State Polytechnic University, 5.055%, 03/15/14 (f) (i)	2,330
1,000	Carlsbad Unified School District, GO, Zero Coupon, 05/01/18	703
1,000	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	407

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   11

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
2,000	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/14	1,798
1,500	Escondido Union High School District, Election of 2008, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/25	634
1,915	Evergreen Elementary School District, Capital Appreciation, GO, AGC, Zero Coupon, 08/01/24	892
1,000	Fallbrook Union High School District, San Diego County, GO, NATL-RE, FGIC, 5.375%, 09/01/12	1,092
1,000	Glendale Community College District, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/17	724
1,000	Glendale Unified School District, GO, 4.000%, 09/01/14	1,109
1,500	Los Angeles Community College District, Election of 2003, University & College Improvements, Series E, GO, AGM, 5.000%, 08/01/16	1,646
	Los Angeles Unified School District,
2,000	Series A, GO, 5.000%, 07/01/15 (w)	2,284
125	Series A, GO, FGIC, 6.000%, 07/01/15	148
1,000	Series I, GO, 5.000%, 07/01/19	1,062
1,650	Series KRY, GO, 5.000%, 07/01/12	1,796
	Los Angeles Unified School District, Election of 2004,
1,000	Series G, GO, AMBAC, 5.000%, 07/01/16	1,100
1,000	Series H, GO, AGM, 5.000%, 07/01/17	1,099
1,115	Mendocino-Lake Community College District, Election of 2006, Series A, GO, NATL-RE, 5.000%, 08/01/17	1,186
3,000	Monterey Peninsula Community College District, Capital Appreciation, Series C, GO, AGM, Zero Coupon, 02/01/18	1,500
1,580	Moreland School District, Crossover, GO, AGM, 4.250%, 08/01/15	1,627
1,000	Murrieta Valley Unified School District Public Financing Authority, School District Election of 2006, GO, Capital Appreciation, AGM, Zero Coupon, 09/01/24	442
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	803
2,000	Napa Valley Unified School District, Election of 2006, Series A, GO, Zero Coupon, 08/01/27	747
	Palo Alto Unified School District, Election of 2008, Capital Appreciation,
1,500	GO, Zero Coupon, 08/01/22	859
1,015	GO, Zero Coupon, 08/01/25	488
1,500	GO, Zero Coupon, 08/01/26	669
1,500	Palomar Pomerado Health, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 08/01/18	994
	Pasadena Unified School District, Election of 2008,
1,000	Series A-1, GO, 5.000%, 08/01/19	1,121
1,150	Series A-1, GO, 5.000%, 08/01/19	1,268
1,785	Peralta Community College District, Election of 2006, Series C, GO, 5.250%, 08/01/19	1,908
1,500	San Bernardino City Unified School District, Election of 2004, Series B, GO, AGM, 5.000%, 08/01/15	1,593
1,000	San Diego Community College District, Election of 2006, Capital Appreciation, GO, AGM, Zero Coupon, 08/01/14	905
	San Diego Unified School District, Election of 1998,
2,010	Series C-2, GO, AGM, 5.500%, 07/01/24	2,282
2,400	Series F-1, GO, AGM, 5.250%, 07/01/27	2,702
2,500	Series F-1, GO, AGM, 5.250%, 07/01/28	2,840
1,500	San Jose Evergreen Community College District, Election of 2004, Series B, GO, AGM, 5.000%, 09/01/18	1,638
585	San Mateo County Community College District, Election of 2001, Series A, GO, NATL-RE, FGIC, 5.375%, 09/01/12	641
1,700	Santa Ana Unified School District, GO, AGC, 4.000%, 08/01/16	1,868
1,200	Santa Clara Unified School District, GO, 5.000%, 07/01/16	1,400
1,000	Santa Monica Community College District, Election of 2002, GO, 5.000%, 08/01/20	1,123
2,000	Santa Monica Community College District, Election of 2002, Capital Appreciation, Series C, GO, NATL-RE, Zero Coupon, 08/01/15	1,584
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,454
	State of California,
1,500	GO, 5.000%, 03/01/16	1,620
1,000	GO, 5.000%, 09/01/16	1,044
2,000	GO, 5.000%, 02/01/17	2,093
3,000	GO, 5.000%, 02/01/17	3,070
3,500	GO, 5.000%, 11/01/17	3,616
1,500	GO, NATL-RE, 4.000%, 09/01/14	1,602
120	GO, NATL-RE-IBC, 6.250%, 10/01/10	120
1,640	State of California, Economic Recovery, Series A, GO, 4.250%, 07/01/17	1,762
	State of California, Various Purpose,
2,000	GO, 5.000%, 04/01/18	2,024
2,310	GO, 5.250%, 10/01/19	2,425

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
1,000	GO, 5.500%, 04/01/19	1,056
1,500	Torrance Unified School District, Election of 2008, GO, 5.375%, 08/01/19	1,690
3,505	Walnut Valley Unified School District, Series A, GO, NATL-RE, 7.200%, 08/01/11	3,925
1,500	West Contra Costa Unified School District, GO, NATL-RE, FGIC, Zero Coupon, 08/01/17	1,037
		81,850
	Hospital — 3.0%
1,000	California Health Facilities Financing Authority, Cedars Sinai Medical Center, Rev., 5.000%, 11/15/15	1,039
1,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18	1,726
1,000	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.500%, 08/15/18	1,122
1,000	Loma Linda University Medical Center, Series A, Rev., 5.000%, 12/01/15	979
1,565	Sierra View Local Health Care District, Rev., 5.100%, 07/01/17	1,568
	University of California Regents Medical Center,
1,500	Series D, Rev., 5.000%, 05/15/16	1,621
500	Series E, Rev., 5.000%, 05/15/15	564
		8,619
	Housing — 1.8%
	California Housing Finance Agency, Home Mortgage,
1,000	Series B, Rev., 4.000%, 08/01/13	1,061
1,500	Series B, Rev., 4.800%, 08/01/17	1,400
1,000	Series D, Rev., AMT, FGIC, 4.350%, 02/01/17	971
1,000	Series J, Rev., AMT, AGM, 4.750%, 08/01/15	1,012
915	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ:FNMA, 4.750%, 06/15/11	942
		5,386
	Other Revenue — 1.4%
750	Beverly Hills Public Financing Authority, Capital Improvement Project, Rev., 4.000%, 06/01/16	831
260	Burlingame Financing Authority, Rev., 4.750%, 10/15/11	277
150	Coachella Valley Recreation & Park District, Improvement Board Act of 1915, Reassessment District 1, Special Assessment, NATL-RE, 4.625%, 09/02/10	153
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded, Enhanced Asset Backed,
1,000	Series A, Rev., 5.000%, 03/18/10	996
1,000	Series A-1, Rev., 5.000%, 06/01/13	1,052
545	Golden West Schools Financing Authority , Series A, Rev., NATL-RE, 5.800%, 02/01/16	632
		3,941
	Prerefunded — 3.6%
565	California State Department of Water Resources, Water Systems, Series J-3, Rev., 7.000%, 12/01/12 (p)	661
860	City of San Bernardino, Single Family Mortgage, Series A, Rev., FHA, VA MTGS, GNMA COLL, 7.500%, 05/01/23 (p)	1,129
1,795	Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Series A, Rev., Zero Coupon, 01/01/26 (p)	925
2,000	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded, Enhanced Asset Backed, Series B, Rev., FGIC-TCRS, 5.500%, 06/01/13 (p)	2,276
990	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation, NATL-RE, 6.000%, 08/01/15 (p)	1,215
	San Marcos Public Facilities Authority, CR,
1,990	Rev., Zero Coupon, 03/01/14 (p)	1,863
715	Rev., Zero Coupon, 01/01/19 (p)	536
1,485	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/14 (p)	1,724
		10,329
	Special Tax — 5.5%
490	Carson Redevelopment Agency, Redevelopment Project Area No.1, Tax Allocation, NATL-RE, 5.500%, 10/01/14	541
1,000	Colton Public Financing Authority, Tax Allocation, Series A, NATL-RE, 5.000%, 03/18/10	1,003
	Los Angeles County Community Facilities District No. 3, Improvement Area B, Special Tax,
500	Series A, AMBAC, 5.625%, 09/01/10 (f) (i)	509
1,395	Series A, AMBAC, 5.625%, 09/01/10 (f) (i)	1,414
2,000	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.250%, 07/01/20	2,287
2,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier, Series A, Rev., AMBAC, 5.000%, 07/01/13	2,268
2,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier Senior, Rev., 5.000%, 07/01/18	2,304

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   13

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Special Tax — Continued
375	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Unrefunded Balance, Series W, Rev., NATL-RE, 5.000%, 04/05/10	376
1,835	Roseville Finance Authority, Special Tax, Senior Lien, Series A, AMBAC, 4.250%, 09/01/17 (f) (i)	1,662
2,010	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Unrefunded Balance, Tax Allocation, NATL-RE, 6.000%, 08/01/15	2,254
1,310	South Orange County Public Financing Authority, Foothill Area, Special Tax, Series A, NATL-RE, FGIC, 5.250%, 08/15/14	1,360
		15,978
	Transportation — 6.9%
	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area,
2,000	Series F, Rev., 5.000%, 04/01/16	2,214
1,500	Series F, Rev., 5.000%, 04/01/19	1,610
500	California State Department of Transportation, Federal Highway, Series A, Rev., 4.000%, 02/01/12	532
	Los Angeles Department of Airports,
1,000	Series D, Rev., 5.000%, 05/15/15	1,114
1,250	Series E, Rev., 4.500%, 05/15/16	1,365
	Los Angeles Harbor Department,
1,500	Series A, Rev., AMT, NATL-RE, 5.000%, 08/01/16	1,655
1,500	Series C, Rev., 5.000%, 08/01/14	1,718
1,000	Series C, Rev., AMT, NATL-RE, 5.000%, 08/01/15	1,095
1,500	Port of Oakland, Inter Lien, Series A, Rev., NATL-RE, 5.000%, 11/01/14	1,630
1,500	Sacramento County, Airport Systems, Series A, Rev., AGM, 5.000%, 07/01/18	1,623
	San Francisco City & County Airports Commission, Second Series, Issue 32F,
1,000	Rev., NATL-RE, FGIC, 5.000%, 05/01/14	1,121
1,000	Rev., NATL-RE, FGIC, 5.250%, 05/01/18	1,127
1,500	San Francisco City & County Airports Commission, Second Series, Issue 34E, Rev., AMT, AGM, 5.750%, 05/01/18	1,609
1,500	San Francisco City & County Airports Commission, Second Series, Issue C, Series C, Rev., AGM, 5.000%, 05/01/17	1,688
		20,101
	Utility — 7.2%
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien, Rev., NATL-RE, 5.250%, 10/01/14	3,471
1,535	Anaheim Public Financing Authority, Electric Systems Distribution, Rev., 5.000%, 04/01/19	1,695
	California State Department of Water Resources, Power Supply,
1,500	Series A, Rev., NATL-RE, 5.250%, 05/01/12	1,632
1,000	Series H, Rev., 5.000%, 05/01/18	1,097
2,020	City of Pasadena, Rev., 4.000%, 08/01/17	2,217
1,500	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/20	1,535
	Los Angeles Department of Water & Power, Power Systems,
1,500	Series B, Rev., 5.000%, 07/01/19	1,674
1,500	Series B, Rev., 5.250%, 07/01/19	1,707
2,000	Series B, Rev., AGM, 5.125%, 07/01/13	2,219
1,500	Northern California Gas Authority No.1 , Series A, Rev., 5.000%, 07/01/11	1,548
2,135	Southern California Public Power Authority, Project No.1, Series A, Rev., 5.000%, 11/01/18	2,172
		20,967
	Water & Sewer — 11.0%
	California State Department of Water Resources, Water Systems,
2,500	Series AF, Rev., 5.000%, 12/01/18	2,763
2,500	Series AF, Rev., 5.000%, 12/01/18	2,748
1,500	Series AG, Rev., 5.000%, 12/01/19	1,673
1,435	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-3, Rev., 7.000%, 12/01/12	1,673
1,000	City of Riverside, Riverside Sewer, Rev., 5.000%, 08/01/15	1,116
1,000	City of Riverside, Water Revenue, Series A, Rev., 5.000%, 10/01/15	1,162
1,500	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	710
1,500	City of Vallejo, Water Revenue, Rev., NATL-RE, 5.000%, 05/01/16	1,407
1,500	East Bay Municipal Utility District, Series A, Rev., 5.000%, 06/01/20	1,657
	Los Angeles Department of Water & Power, Power Systems,
1,500	Series B, Rev., 5.250%, 07/01/19	1,701
1,000	Sub Series A-1, Rev., AMBAC, 5.000%, 07/01/15	1,155

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — Continued
	Metropolitan Water District of Southern California,
1,000	Rev., 5.000%, 07/01/19	1,138
1,000	Series E, Rev., 3.750%, 07/01/14	1,092
360	Rancho Water District Financing Authority, Series A, Rev., AGM, 5.500%, 08/01/10	368
	Sacramento County Sanitation District,
1,500	Rev., NATL-RE, FGIC, 5.000%, 06/01/16	1,632
250	Series A, Rev., 5.250%, 12/01/10	261
150	Series A, Rev., 5.750%, 12/01/10	156
	San Diego Public Facilities Financing Authority,
1,000	Series A, Rev., 5.000%, 08/01/18	1,109
1,500	Series A, Rev., 5.000%, 05/15/19	1,613
2,000	Series B, Rev., 5.000%, 08/01/19	2,174
	San Francisco City & County Public Utilities Commission,
2,000	Series A, Rev., 5.000%, 11/01/16	2,335
2,000	Series B, Rev., 5.000%, 11/01/19	2,274
		31,917
	Total California	240,993
	Illinois — 0.7%
	Transportation — 0.7%
2,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AMBAC, 5.000%, 01/01/16	2,103
	Kentucky — 0.4%
	Certificate of Participation/Lease — 0.4%
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., COP, AGM, 5.250%, 10/01/18	1,154
	Michigan — 0.7%
	Housing — 0.7%
2,035	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.125%, 12/01/10	2,065
	Ohio — 0.4%
	Housing — 0.4%
1,120	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.100%, 09/01/13	1,149
	Pennsylvania — 0.4%
	Hospital — 0.4%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	1,104
	Puerto Rico — 1.3%
	Special Tax — 0.2%
420	Puerto Rico Highway & Transportation Authority, Series W, Rev., NATL-RE-IBC, 5.500%, 07/01/15	456
	Utility — 1.1%
3,000	Puerto Rico Electric Power Authority, Series BB, Rev., NATL-RE, 6.000%, 07/01/11	3,195
	Total Puerto Rico	3,651
	South Carolina — 0.2%
	General Obligation — 0.2%
550	Charleston County, GO, NATL-RE-IBC, 3.000%, 09/01/14	591
	Texas — 0.4%
	Transportation — 0.4%
1,000	Texas State Transportation Commission, First Tier, Rev., 5.000%, 04/01/16	1,152
	Virgin Islands — 0.0% (g)
	Special Tax — 0.0% (g)
65	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.625%, 10/01/10	66
	Total Municipal Bonds (Cost $246,745)	255,008

SHARES
Short-Term Investment — 12.2%
	Investment Company — 12.2%
35,460	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (m) (Cost $35,460)	35,460
	Total Investments — 100.0% (Cost $282,205)	290,468
	Liabilities in Excess of Other Assets — 0.0% (g)	(67)
	NET ASSETS — 100.0%	$290,401

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 94.8%
	Alabama — 0.5%
	Education — 0.2%
10,000	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	11,505
	General Obligation — 0.2%
1,790	City of Huntsville, Capital Improvement Works, Series A, GO, 5.000%, 09/01/18	2,003
	City of Huntsville, School, Capital Improvement Works,
1,000	Series B, GO, 5.000%, 09/01/18	1,119
1,000	Series B, GO, 5.000%, 09/01/18	1,089
4,675	City of Mobile, GO, AMBAC, 5.500%, 08/15/11 (p)	5,109
		9,320
	Prerefunded — 0.1%
6,960	Jefferson County, Water & Sewer System, Capital Improvement, Rev., FGIC, 5.125%, 08/01/12 (p)	7,656
	Total Alabama	28,481
	Alaska — 0.4%
	Certificate of Participation/Lease — 0.3%
12,275	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 5.500%, 09/01/19	14,062
	General Obligation — 0.0% (g)
1,495	City of North Slope Boro, Capital Appreciation, Series B, GO, NATL-RE, Zero Coupon, 06/30/11	1,470
	Utility — 0.1%
	Alaska Municipal Bond Bank Authority,
1,000	Series 1, Rev., 5.250%, 09/01/18	1,078
1,000	Series 1, Rev., 5.375%, 09/01/18	1,073
1,000	Series 1, Rev., 5.500%, 09/01/18	1,067
		3,218
	Total Alaska	18,750
	Arizona — 3.4%
	Certificate of Participation/Lease — 1.1%
	Arizona School Facilities Board,
29,180	COP, 5.000%, 09/01/12	31,637
15,000	COP, 5.750%, 09/01/18	17,439
5,000	Series A-2, COP, AGM-CR FGIC, 5.000%, 09/01/15	5,463
1,680	Series A-3, COP, AGM-CR FGIC, 5.000%, 09/01/15	1,836
1,000	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/17	1,097
		57,472
	Education — 0.1%
5,000	Arizona State University, Rev., AGM, 5.250%, 07/01/12	5,530
	General Obligation — 0.2%
5,000	Maricopa County Community College District, Series C, GO, 3.000%, 07/01/13	5,335
905	Maricopa County Unified School District No. 89-Dysart, GO, NATL-RE, FGIC, 5.250%, 07/01/20	1,033
4,455	Tempe Union High School District No. 213, GO, AGM, 5.000%, 07/01/13	5,047
		11,415
	Hospital — 0.7%
	Arizona Health Facilities Authority, Banner Health,
3,000	Series D, Rev., 5.000%, 01/01/13	3,251
3,000	Series D, Rev., 5.000%, 01/01/14	3,308
5,000	Series D, Rev., 5.000%, 01/01/16	5,449
2,500	Series D, Rev., 5.000%, 01/01/18	2,557
5,000	Series D, Rev., 5.000%, 01/01/18	5,094
10,000	Series D, Rev., 5.500%, 01/01/18	10,994
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.200%, 03/04/10	4,562
845	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.750%, 12/01/10	855
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/15	1,068
		37,138
	Prerefunded — 0.6%
14,360	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	17,106
5,540	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	5,026
	Phoenix IDA, Government Office Lease, Capital Mall LLC Project,
2,975	Rev., AMBAC, 5.000%, 09/15/10 (p)	3,053
1,875	Rev., AMBAC, 5.100%, 09/15/10 (p)	1,925

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
1,000	Tucson & Pima Counties IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/01/14 (p)	910
		28,020
	Special Tax — 0.4%
	Glendale Western Loop 101 Public Facilities Corp.,
5,000	Series A, Rev., 6.250%, 01/01/14	5,239
5,000	Series A, Rev., 7.000%, 01/01/14	5,385
10,250	Series A, Rev., 7.000%, 01/01/14	11,134
		21,758
	Transportation — 0.2%
	Arizona State Transportation Board, Highway,
5,000	Rev., 5.000%, 07/01/16	5,761
4,675	Series B, Rev., 5.000%, 01/01/16	5,406
		11,167
	Utility — 0.1%
	Salt River Project Agricultural Improvement & Power District,
1,000	Series A, Rev., 5.000%, 01/01/18	1,112
1,000	Series A, Rev., 5.000%, 01/01/18	1,128
500	Series A, Rev., 5.000%, 01/01/19	566
		2,806
	Water & Sewer — 0.0% (g)
1,000	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.000%, 10/01/18	1,121
	Total Arizona	176,427
	California — 12.9%
	Certificate of Participation/Lease — 0.8%
	California State Public Works Board, California State University,
2,040	Series B, Rev., COP, AGM, 5.000%, 04/01/16	2,111
2,245	Series B, Rev., COP, AGM, 5.000%, 04/01/16	2,292
1,850	California State Public Works Board, Department of Corrections & Rehabilitation, Series E, Rev., COP, XLCA, 5.000%, 06/01/14	1,887
	California State Public Works Board, Department of Forestry & Fire Protection,
2,785	Series C, Rev., COP, AGM, 5.000%, 04/01/16	2,855
2,105	Series C, Rev., COP, AGM, 5.000%, 04/01/16	2,137
2,310	Series C, Rev., COP, AGM, 5.000%, 04/01/16	2,319
1,000	California State Public Works Board, Department of General Services, Series A, Rev., COP, AMBAC, 5.250%, 12/01/12	1,014
	California State Public Works Board, Department of General Services, Butterfield State,
2,400	Series A, Rev., COP, 5.000%, 06/01/13	2,598
2,330	Series A, Rev., COP, 5.000%, 06/01/14	2,538
3,500	Series A, Rev., COP, 5.000%, 06/01/15	3,551
1,750	Series A, Rev., COP, 5.000%, 06/01/15	1,761
	California State Public Works Board, Department of Justice,
1,560	Series D, Rev., COP, AGM, 5.000%, 04/01/16	1,576
1,285	Series D, Rev., COP, AGM, 5.000%, 04/01/16	1,330
1,415	Series D, Rev., COP, AGM, 5.000%, 04/01/16	1,445
10,445	Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project, COP, AMBAC, Zero Coupon, 08/01/25	4,336
1,700	Fontana Public Finance Authority, Rev., COP, AMBAC, 5.250%, 09/01/14	1,748
4,500	Los Angeles Convention & Exhibit Center Authority, Series A, Rev., COP, NATL-RE, 6.125%, 08/15/11	4,850
		40,348
	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	2,079
3,360	California State Public Works Board, University Research Project, Series E, Rev., 5.250%, 10/01/16	3,615
	California State University, Systemwide,
1,000	Series C, Rev., AGM, 5.000%, 11/01/13	1,122
1,000	Series C, Rev., AGM, 5.000%, 11/01/14	1,136
2,390	Dublin Unified School District, Capital Appreciation, Election of 2004, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	546
	University of California,
10,000	Series O, Rev., 5.750%, 05/15/19	11,412
5,000	Series O, Rev., 5.750%, 05/15/19	5,640
10,000	Series O, Rev., 5.750%, 05/15/19	11,118
		36,668
	General Obligation — 5.8%
	Carlsbad Unified School District,
1,000	GO, Zero Coupon, 05/01/15	845
2,000	GO, Zero Coupon, 05/01/18	1,405
2,070	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	843

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
5,415	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/12	5,226
19,755	Grossmont-Cuyamaca Community College District, Capital Appreciation, Election of 2002, Series C, GO, AGC, Zero Coupon, 08/01/26	7,976
	Long Beach Community College District, Election of 2002, Capital Appreciation,
3,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/20	2,037
4,365	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/21	2,533
5,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/22	2,867
5,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/23	2,665
	Los Angeles Unified School District,
7,750	Series B, GO, AGM, 4.750%, 07/01/16	8,315
6,880	Series B, GO, FGIC, 4.750%, 07/01/16	7,225
6,120	Series I, GO, 5.250%, 07/01/19	6,739
2,925	Los Rios Community College District, Election of 2002, Series B, GO, NATL-RE, 5.000%, 08/01/12	3,115
2,085	Napa Valley Unified School District, Election of 2002, GO, NATL-RE, FGIC, 5.000%, 08/01/16	2,179
4,535	Natomas Unified School District, Election of 2006, GO, NATL-RE, FGIC, 5.000%, 08/01/14	4,634
	Palomar Pomerado Health, Capital Appreciation,
3,140	Series A, GO, NATL-RE, Zero Coupon, 08/01/15	2,603
3,615	Series A, GO, NATL-RE, Zero Coupon, 08/01/18	2,396
1,245	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/10	1,243
1,595	San Diego Community College District, Election of 2006, Capital Appreciation, GO, AGM, Zero Coupon, 08/01/15	1,352
8,945	San Francisco City & County Unified School District, Election of 2003, Series B, GO, AGM, 5.000%, 06/15/12	9,370
	Santa Monica Community College District, Election of 2007,
2,880	Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	2,843
1,575	Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/13	1,461
295	Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/14	264
1,100	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/14	983
	State of California,
8,545	GO, 5.000%, 08/01/13	8,765
1,650	GO, 5.000%, 08/01/15	1,681
2,960	GO, 5.000%, 08/01/15	3,283
6,875	GO, 5.000%, 11/01/15	7,619
4,655	GO, 5.000%, 03/01/16	4,817
5,000	GO, 5.000%, 08/01/16	5,487
5,000	GO, 5.125%, 04/01/14	5,099
3,000	GO, 5.250%, 02/01/13	3,145
5,000	GO, FGIC-TCRS, 5.250%, 08/01/13	5,419
1,150	GO, NATL-RE, 5.000%, 06/01/15	1,192
3,590	GO, NATL-RE, 5.250%, 02/01/13	3,608
	State of California, Economic Recovery,
7,535	Series A, GO, 5.000%, 07/01/14	8,398
23,300	Series A, GO, FGIC-TCRS, 5.000%, 07/01/11	24,395
25,860	Series A, GO, NATL-RE, 5.000%, 07/01/14	28,823
6,000	Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	6,832
10,000	Series B, GO, VAR, 5.000%, 07/01/11 (p)	10,631
	State of California, Various Purpose,
10,150	GO, 5.000%, 03/01/14	11,230
1,000	GO, 5.000%, 09/01/16	1,081
17,500	GO, 5.000%, 04/01/17	19,106
700	GO, 5.000%, 04/01/18	738
1,990	GO, 5.000%, 04/01/18	2,081
6,790	GO, 5.500%, 04/01/18	7,554
6,800	GO, 5.500%, 04/01/19	7,323
15,000	GO, 5.625%, 04/01/19	15,600
6,580	Temple City Unified School District, GO, NATL-RE, FGIC, 5.250%, 08/01/22	7,541
2,000	Torrance Unified School District, Election of 1998, Series B, GO, AGM, 5.000%, 08/01/11	2,120
4,270	Tustin Unified School District School Facilities Improvement District, Election of 2002, Series C, GO, AGM, 4.500%, 06/01/18	4,062
2,700	West Contra Costa Unified School District, Election of 2005, Series A, GO, AGM, 5.000%, 08/01/14	2,772
	West Valley-Mission Community College District, Election of 2004,
2,840	Series A, GO, AGM, 5.000%, 08/01/16	3,045
5,695	Series A, GO, AGM, 5.000%, 08/01/16	6,025
		300,591

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.3%
	California Health Facilities Financing Authority, Providence Health & Services,
2,000	Series C, Rev., 6.250%, 10/01/18	2,270
2,000	Series C, Rev., 6.500%, 10/01/18	2,258
2,450	Series C, Rev., 6.500%, 10/01/18	2,787
6,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	6,072
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home,
3,000	Rev., 5.000%, 11/15/13	3,035
1,000	Rev., 5.250%, 11/15/13	994
		17,416
	Other Revenue — 0.8%
29,380	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/17	26,991
10,000	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series A, Rev., AMBAC, 5.000%, 06/01/11	9,792
2,250	Rancho Mirage Redevelopment Agency, Merged Redevelopment Whitewater, Tax Allocation, Series A, NATL-RE, 5.000%, 04/01/16	2,266
	Simi Valley School Financing Authority, Unified School District,
1,250	Rev., AGM, 5.000%, 08/01/17	1,419
2,000	Rev., AGM, 5.000%, 08/01/17	2,244
		42,712
	Prerefunded — 2.1%
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.000%, 12/01/12 (p)	585
8,000	California State Department of Water Resources, Power Supply, Series A, Rev., XLCA, 5.375%, 05/01/12 (p)	8,894
22,205	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	26,091
	Golden State Tobacco Securitization Corp., Asset-Backed,
7,350	Series A-2, Rev., 7.900%, 06/01/13 (p)	8,896
3,305	Series A-4, Rev., 7.800%, 06/01/13 (p)	3,990
	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed,
1,000	Series B, Rev., 5.000%, 06/01/12 (p)	1,089
5,000	Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,610
5,000	Huntington Park Redevelopment Agency, Capital Appreciation, Junior Lien Tax-Merged, TAN, Zero Coupon, 01/01/19 (p)	3,698
	Los Angeles Unified School District, Election of 1997,
13,455	Series E, GO, NATL-RE, 5.125%, 07/01/12 (p)	14,835
11,755	Series F, GO, FGIC, 5.000%, 07/01/13 (p)	13,345
2,020	Rio Hondo Community College District, Series A, GO, NATL-RE, 5.250%, 08/01/14 (p)	2,381
	San Marcos Public Facilities Authority, CR,
1,000	Rev., Zero Coupon, 01/01/19 (p)	749
2,850	Rev., Zero Coupon, 09/01/19 (p)	2,075
2,000	Solano County, COP, NATL-RE, 5.250%, 11/01/12 (p)	2,233
	State of California,
2,065	GO, 5.000%, 02/01/14 (p)	2,379
2,885	GO, 5.750%, 05/01/10 (p)	2,943
5,215	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/14 (p)	6,054
		105,847
	Special Tax — 0.0% (g)
1,000	Capistrano Unified School District Community Facilities District No. 87-1, Special Tax, AMBAC, 5.000%, 09/01/12	1,065
	Transportation — 0.7%
5,000	Bay Area Governments Association, State Payment Acceleration Notes, Rev., NATL-RE, FGIC, 5.000%, 08/01/12	5,048
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.000%, 04/01/16	2,214
	Los Angeles Department of Airports, Ontario International,
3,230	Series A, Rev., AMT, NATL-RE, 4.750%, 05/15/13	3,464
3,410	Series A, Rev., AMT, NATL-RE, 4.750%, 05/15/14	3,674
20,000	San Bernardino County Transportation Authority, Sales Tax, Series A, Rev., 5.000%, 05/01/12	21,581
		35,981
	Utility — 0.7%
10,000	California State Department of Water Resources, Power Supply, Series A, Rev., AMBAC, 5.500%, 05/01/12	11,001
4,180	City of Riverside, Riverside Electric, Rev., AGM, 5.250%, 10/01/11 (p)	4,539

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — Continued
	Long Beach Bond Finance Authority, Natural Gas,
2,500	Series A, Rev., 5.250%, 11/15/21	2,539
9,545	Series A, Rev., 5.250%, 11/15/22	9,554
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., AGM, 5.500%, 01/01/13	5,601
		33,234
	Water & Sewer — 1.0%
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.000%, 12/01/12	2,146
785	City of Long Beach, Water System, Series A, Rev., NATL-RE, 5.750%, 05/01/15	898
5,000	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	2,366
	City of Vallejo,
3,010	Rev., NATL-RE, 5.000%, 05/01/16	2,792
3,160	Rev., NATL-RE, 5.000%, 05/01/16	2,904
3,320	Rev., NATL-RE, 5.000%, 05/01/16	3,015
3,490	Rev., NATL-RE, 5.000%, 05/01/16	3,132
10,435	Contra Costa Water District, Series K, Rev., AGM, 5.500%, 10/01/11	11,239
7,560	Los Angeles Wastewater System, Sub Series A, Rev., NATL-RE, 4.200%, 06/01/13	7,955
	San Diego Public Facilities Financing Authority,
3,500	Series A, Rev., 5.000%, 05/15/19	3,890
6,200	Series A, Rev., 5.000%, 05/15/19	6,777
2,165	Series A, Rev., 5.000%, 05/15/19	2,386
1,000	San Luis Obispo County Financing Authority, Nacimiento Water Project, Series A, Rev., NATL-RE, 5.000%, 09/01/17	1,077
		50,577
	Total California	664,439
	Colorado — 3.9%
	Certificate of Participation/Lease — 0.1%
5,000	Colorado Higher Education, Capital Construction, COP, 5.250%, 11/01/18	5,405
	Education — 0.1%
2,035	Arapahoe County School District No. 6-Littleton, GO, NATL-RE, FGIC, 5.250%, 12/01/12	2,231
	University of Colorado, Enterprise System,
1,480	Series A, Rev., 5.500%, 06/01/19	1,666
500	Series A, Rev., 5.500%, 06/01/19	585
750	Series A, Rev., 5.750%, 06/01/19	849
250	University of Northern Colorado, Auxiliary Facilities System, Series A, Rev., AGM, 5.000%, 06/01/11	264
		5,595
	General Obligation — 1.7%
23,470	Adams & Arapahoe Joint School District 28J Aurora, GO, 6.250%, 12/01/18	27,701
1,000	Arapahoe County School District No. 5-Cherry Creek, Series B, GO, 6.000%, 12/15/12	1,141
6,845	Denver City & County, Better Denver & Zoo, Series A, GO, 5.250%, 08/01/19	8,072
1,610	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	1,928
5,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, Capital Appreciation, Series B, GO, Zero Coupon, 12/15/14	4,497
1,000	El Paso County School District No. 11, Colorado Springs, GO, 7.100%, 04/05/10	1,253
	Highlands Ranch Metropolitan District, Family and Children’s Fund Bonds,
1,295	GO, 5.000%, 12/01/12	1,438
1,240	GO, 5.000%, 12/01/13	1,411
	Jefferson County School District R-001,
4,800	GO, NATL-RE, 6.500%, 12/15/10	5,037
3,720	GO, NATL-RE, 6.500%, 12/15/11	4,107
18,325	Rev., 5.000%, 12/15/20 (w)	21,448
9,500	Rev., 5.000%, 12/15/22 (w)	11,047
		89,080
	Hospital — 0.1%
	Colorado Health Facilities Authority, Boulder Hospital,
1,000	Series B, Rev., NATL-RE, 6.000%, 10/01/12	1,107
710	Series C, Rev., NATL-RE, 6.000%, 10/01/11	756
615	Series C, Rev., NATL-RE, 6.000%, 10/01/12	681
825	Series C, Rev., NATL-RE, 6.000%, 10/01/13	934
585	Series C, Rev., NATL-RE, 6.000%, 10/01/14	676
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.000%, 02/01/12	1,229
		5,383
	Housing — 0.0% (g)
20	Colorado Housing & Finance Authority, Rev., 5.375%, 08/01/10	21

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.1%
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund, Series A, Rev., AMBAC, 6.000%, 09/01/10	3,511
1,000	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation, Series A, Rev., NATL-RE, Zero Coupon, 01/01/11	989
		4,500
	Prerefunded — 1.4%
42,790	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (p)	35,992
17,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	15,908
10,000	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	6,068
1,690	Douglas County School District No. Re-1, Douglas & Elbert Counties, Buildings, Series B, GO, AGM, 5.750%, 12/15/12 (p)	1,918
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,900
	University of Colorado, Enterprise System,
2,250	Series A, Rev., FGIC, 5.000%, 06/01/12 (p)	2,467
1,000	Series B, Rev., FGIC, 5.250%, 06/01/13 (p)	1,138
		69,391
	Transportation — 0.4%
7,675	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.500%, 06/15/15	9,110
	Denver City & County, Airport,
3,030	Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/13	3,295
5,000	Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	5,436
2,500	Series E, Rev., NATL-RE, FGIC, 5.250%, 11/15/12	2,678
		20,519
	Total Colorado	199,894
	Connecticut — 1.6%
	General Obligation — 0.7%
1,045	City of Waterbury, Series A, GO, AGM, 5.250%, 04/01/11	1,102
	State of Connecticut,
7,000	Series A, GO, 5.000%, 04/15/18	7,914
6,020	Series A, GO, NATL-RE, 5.000%, 03/01/14	6,690
6,000	Series B, GO, AMBAC, 5.250%, 06/01/20	7,178
3,000	Series C, GO, NATL-RE, FGIC, 5.000%, 04/01/14	3,441
	State of Connecticut, Economic Recovery,
5,000	Series A, GO, 5.000%, 01/01/15	5,785
5,000	Series D, GO, 5.000%, 01/01/13	5,576
		37,686
	Hospital — 0.1%
3,865	Connecticut State Health & Educational Facility Authority, Ascension Health, Series B, Rev., VAR, 3.500%, 02/01/12	3,978
	Housing — 0.1%
	Connecticut Housing Finance Authority, Next Steps 7,
835	Rev., AGM, 5.000%, 06/15/13	939
1,040	Rev., AGM, 5.000%, 06/15/15	1,200
1,200	Rev., AGM, 5.000%, 06/15/16	1,385
1,260	Rev., AGM, 5.000%, 06/15/17	1,457
1,320	Rev., AGM, 5.000%, 06/15/17	1,499
		6,480
	Prerefunded — 0.6%
3,425	City of Ridgefield, Series A, GO, 5.000%, 09/15/10 (p)	3,551
3,905	City of Waterbury, Series A, GO, AGM, 5.500%, 04/01/12 (p)	4,299
1,139	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	1,139
	State of Connecticut,
7,240	Series B, GO, 5.875%, 06/15/10 (p)	7,365
3,300	Series D, GO, 5.125%, 11/15/11 (p)	3,555
3,355	Series F, GO, NATL-RE, 5.250%, 10/15/13 (p)	3,860
3,900	University of Connecticut, Series A, GO, FGIC, 5.750%, 03/01/10 (p)	3,942
		27,711
	Special Tax — 0.1%
	State of Connecticut, Transportation Infrastructure, Special Tax,
2,250	Series A, Rev., NATL-RE, FGIC, 5.500%, 10/01/12	2,512
4,000	Series B, AGM, 5.375%, 10/01/11	4,282
		6,794

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.0% (g)
1,400	State of Connecticut, Transportation Infrastructure, Series B, Rev., NATL-RE-IBC, 6.125%, 09/01/12	1,499
	Total Connecticut	84,148
	Delaware — 0.3%
	Education — 0.3%
	University of Delaware,
12,000	Series A, Rev., VAR, 2.000%, 06/01/11	12,144
1,500	Series B, Rev., 4.000%, 11/01/13	1,658
1,250	Series B, Rev., 4.000%, 11/01/14	1,396
		15,198
	Total Delaware	15,198
	District of Columbia — 0.6%
	Certificate of Participation/Lease — 0.2%
	District of Columbia,
2,000	COP, NATL-RE, FGIC, 5.000%, 01/01/13	2,181
2,000	COP, NATL-RE, FGIC, 5.250%, 01/01/15	2,258
2,500	COP, NATL-RE, FGIC, 5.250%, 01/01/16	2,818
		7,257
	Education — 0.0% (g)
1,500	District of Columbia, George Washington University, Series A, Rev., NATL-RE, 6.000%, 04/05/10	1,521
	General Obligation — 0.2%
10,305	District of Columbia, Series A, GO, NATL-RE, 5.500%, 06/01/12	11,254
	Other Revenue — 0.1%
3,010	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.250%, 05/15/11	3,020
	Water & Sewer — 0.1%
6,455	District of Columbia Water & Sewer Authority, Public Utilities, Rev., AGM, 5.500%, 10/01/10	6,656
	Total District of Columbia	29,708
	Florida — 3.3%
	Certificate of Participation/Lease — 0.3%
5,000	Lee County School Board, Series A, COP, AGM, 5.000%, 02/01/14	5,408
2,800	Miami-Dade County School Board, Series B, COP, VAR, NATL-RE, 5.000%, 05/01/11	2,904
5,730	Reedy Creek Improvement District, Series 2, Rev., COP, AMBAC, 5.000%, 10/01/15	6,432
		14,744
	Education — 0.3%
	Florida State Board of Education, Lottery,
9,640	Series A, Rev., AMBAC, 5.000%, 07/01/15	10,271
7,060	Series B, Rev., NATL-RE, FGIC, 5.250%, 07/01/11	7,464
		17,735
	General Obligation — 0.8%
	Florida State Board of Education,
9,650	Series A, GO, 5.000%, 06/01/11	10,243
10,000	Series A, GO, 5.375%, 06/01/11	10,608
5,800	Florida State Board of Education, Capital Outlay-2005, Series F, GO, 5.000%, 06/01/16	6,436
	Florida State Board of Education, Public Education, Capital Outlay,
5,000	Series B, GO, 4.750%, 06/01/15	5,373
1,495	Series B, GO, 5.250%, 06/01/12	1,641
	Miami-Dade County,
2,225	Series CC, GO, AMBAC, 7.125%, 10/01/14	2,714
2,095	Series DD, GO, AMBAC, 7.750%, 10/01/18	2,779
		39,794
	Hospital — 0.2%
8,000	Highlands County Health Facilities Authority, Adventist Health Sunbelt, Rev., VAR, 3.950%, 09/01/12	8,385
	Housing — 0.2%
	Florida Housing Finance Corp., Homeowner Mortgage,
3,500	Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/19	3,709
3,995	Series I, Rev., GNMA/FNMA/FHLMC, 5.375%, 07/01/18	4,352
4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake, Rev., VAR, LIQ: FNMA, 4.750%, 05/01/10	4,054
		12,115
	Other Revenue — 0.1%
	City of Gulf Breeze, Miami Beach Local Government,
1,435	Series C, Rev., FGIC, 5.000%, 12/01/11	1,457
1,500	Series E, Rev., FGIC, 5.125%, 12/01/15	1,503
2,145	Florida State Board of Education, Lottery, Series A, Rev., AMBAC, 5.000%, 07/01/15	2,357
		5,317

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.7%
5,000	Brevard County School Board, COP, AMBAC, 5.000%, 07/01/12 (p)	5,471
7,230	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	7,929
5,000	Lee County, Airport, Series B, Rev., AGM, 5.750%, 10/01/10 (p)	5,216
2,750	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	2,981
	Palm Beach County School Board,
10,000	Series B, COP, VAR, FGIC, 5.000%, 08/01/11 (p)	10,412
5,000	Series C, COP, AGM, 5.000%, 08/01/12 (p)	5,498
		37,507
	Special Tax — 0.2%
	City of Port St. Lucie,
1,220	Rev., AGC, 5.000%, 09/01/14	1,365
2,730	Rev., AGC, 5.000%, 09/01/17	3,025
2,770	Rev., AGC, 5.000%, 09/01/18	3,007
775	Miami-Dade County, Sub Series B, Rev., NATL-RE, Zero Coupon, 04/05/10	169
	Tallahassee Blueprint 2000 Intergovernmental Agency,
1,500	Rev., NATL-RE, 5.250%, 10/01/18	1,670
2,060	Rev., NATL-RE, 5.250%, 10/01/19	2,283
		11,519
	Transportation — 0.2%
1,000	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	1,117
3,700	Miami-Dade County, Miami International Airport, Series D, Rev., AGM, 5.250%, 10/01/17	3,877
2,610	Volusia County, Gas Tax, Rev., AGM, 5.000%, 10/01/14	2,897
		7,891
	Water & Sewer — 0.3%
4,885	Jacksonville Electric Authority, Waste & Sewer System, Series A, Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,342
8,200	Miami-Dade County, Water & Sewer System, Series B, Rev., AGM, 5.250%, 10/01/16	9,445
985	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15 (f) (i)	1,104
		15,891
	Total Florida	170,898
	Georgia — 3.3%
	Certificate of Participation/Lease — 0.1%
2,950	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/13	3,269
	General Obligation — 2.0%
1,070	Forsyth County School District, GO, 5.000%, 07/01/11	1,150
	Fulton County School District,
2,780	GO, 6.375%, 05/01/13	3,213
2,630	GO, 6.375%, 05/01/14	3,129
	Gwinnett County School District,
2,300	GO, 5.000%, 02/01/13	2,577
1,500	GO, 5.000%, 02/01/17 (p)	1,769
4,800	GO, 5.000%, 02/01/18 (p)	5,636
2,000	Peach County, Sales Tax, GO, 5.000%, 07/01/13	2,247
	State of Georgia,
8,480	Series B, GO, 5.000%, 07/01/15	9,947
10,000	Series B, GO, 5.000%, 01/01/19	11,679
6,000	Series C, GO, 5.500%, 07/01/14	6,971
9,300	Series D, GO, 5.000%, 08/01/12	10,211
3,805	Series E, GO, 4.000%, 07/01/13	4,193
1,900	Series E, GO, 6.750%, 12/01/10	1,993
15,160	Series F, GO, 5.000%, 11/01/13	17,369
7,515	Series G, GO, 5.000%, 10/01/16	8,889
10,695	State of Georgia, Unrefunded Balance, Series B, GO, 6.300%, 03/01/10	10,697
		101,670
	Prerefunded — 0.0% (g)
	State of Georgia,
1,350	Series B, GO, 5.000%, 07/01/13 (p)	1,530
5	Series B, GO, 6.300%, 03/01/10 (p)	5
		1,535
	Special Tax — 0.2%
	Georgia State Road & Tollway Authority, Federal Highway Grant Bonds,
5,000	Series A, Rev., AGM, 5.000%, 06/01/18	5,645
2,465	Series A, Rev., AGM, 5.000%, 06/01/18	2,810
2,500	Metropolitan Atlanta Rapid Transit Authority, Series N, Rev., NATL-RE-IBC-Bank of New York, 6.250%, 07/01/18	2,919
		11,374

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.2%
10,000	Georgia State Road & Tollway Authority, Federal Highway Grant Bonds, Series A, Rev., 5.000%, 06/01/13	11,232
	Utility — 0.1%
2,730	Georgia Municipal Electric Authority, Series A, Rev., 6.500%, 01/01/12	2,791
1,475	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/21	1,513
		4,304
	Water & Sewer — 0.7%
	Cobb County,
6,155	Rev., 5.000%, 07/01/19	7,215
6,565	Rev., 5.000%, 07/01/19	7,628
	De Kalb County, Water & Sewer Authority,
4,900	Series B, Rev., 5.250%, 10/01/22	5,888
8,660	Series B, Rev., 5.250%, 10/01/23	10,436
5,000	Henry County & Henry County Water & Sewerage Authority, Rev., BHAC-CR, AGM-CR, NATL-RE, 5.250%, 02/01/28	5,893
		37,060
	Total Georgia	170,444
	Hawaii — 0.9%
	General Obligation — 0.5%
	State of Hawaii,
1,280	Series CM, GO, NATL-RE, FGIC, 6.000%, 12/01/10	1,336
3,360	Series DD, GO, NATL-RE, 5.250%, 05/01/14	3,680
1,000	Series DK, GO, 5.000%, 05/01/18	1,130
11,810	Series DR, GO, 5.000%, 06/01/15	13,687
5,000	Series DY, GO, 5.000%, 02/01/19	5,797
		25,630
	Prerefunded — 0.0% (g)
1,305	State of Hawaii, Series CM, GO, NATL-RE, FGIC, 6.000%, 12/01/10 (p)	1,363
	Transportation — 0.4%
	State of Hawaii, Highway,
1,195	Rev., 5.000%, 01/01/14	1,359
5,915	Rev., 5.000%, 01/01/19	6,725
520	Rev., 5.250%, 01/01/18	608
5,120	Rev., 5.250%, 01/01/19	5,864
2,450	Rev., 6.000%, 01/01/19	2,810
		17,366
	Total Hawaii	44,359
	Idaho — 0.3%
	Hospital — 0.3%
12,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18	13,411
	Illinois — 4.4%
	Certificate of Participation/Lease — 0.1%
5,300	Chicago Public Building Commission Building, Series A, Rev., COP, NATL-RE, 5.250%, 12/01/11	5,654
	Education — 0.2%
6,345	Chicago Board of Education, Capital Appreciation, School Reform, Series B-1, GO, NATL-RE, FGIC, Zero Coupon, 12/01/17	4,684
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.375%, 10/01/15	2,903
	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 2,
1,000	Rev., NATL-RE, 5.250%, 10/01/16	1,102
1,500	Rev., NATL-RE, 5.250%, 10/01/16	1,640
		10,329
	General Obligation — 2.2%
6,915	Chicago Board of Education, Series A, GO, NATL-RE, 5.250%, 06/01/13	7,677
	City of Chicago,
7,500	Series A, GO, AGM, 5.000%, 01/01/15	8,053
3,850	Series C, GO, 5.000%, 01/01/19	4,152
10,020	Series J, GO, AMBAC, 5.000%, 12/01/16	10,781
	City of Chicago, Emergency Telephone System,
1,170	GO, NATL-RE, FGIC, 5.250%, 01/01/13	1,300
1,000	GO, NATL-RE, FGIC, 5.250%, 01/01/15	1,148
	Cook County,
4,075	Series A, GO, AMBAC, 5.000%, 05/15/14	4,649
1,660	Series A, GO, NATL-RE, FGIC, 5.000%, 04/05/10	1,674
	Cook County High School District No. 205-Thornton Township,
2,540	GO, AGC, 5.500%, 12/01/16	3,002
1,000	GO, AGC, 5.500%, 12/01/18	1,182
1,000	GO, AGC, 5.500%, 12/01/18	1,170
5,000	Cook County School District No. 122-Oak Lawn, Capital Appreciation, GO, AGM-CR, NATL-RE, Zero Coupon, 12/01/21	2,984
6,650	Du Page County, Forest Preservation District, Series A, GO, 3.500%, 11/01/15	6,436
5,000	Illinois State, First Lien, GO, 5.500%, 08/01/10 (p)	5,095

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	Lake County Community High School District No. 124, Grant School Building,
2,280	GO, 5.000%, 12/01/13	2,587
1,355	GO, 5.000%, 12/01/15	1,563
1,080	GO, 5.000%, 12/01/16	1,243
2,985	McHenry County Community Unit School District No. 20, Woodstock School Building, Series A, GO, NATL-RE, FGIC, 8.000%, 01/15/15	3,811
1,000	Regional Transportation Authority, Series B, GO, AMBAC, 6.400%, 06/01/12	1,061
	State of Illinois,
4,180	GO, 5.000%, 01/01/20	4,514
4,130	GO, 5.000%, 01/01/21	4,449
8,885	Series A, GO, 5.000%, 03/01/14	9,334
	Town of Cicero, Tax Increment,
5,530	Series A, GO, XLCA, 5.250%, 01/01/15	5,584
6,140	Series A, GO, XLCA, 5.250%, 01/01/15	6,067
2,195	Village of Bolingbrook, Capital Appreciation, Series C, GO, NATL-RE, Zero Coupon, 01/01/23	1,190
	Will Grundy Etc. Counties Community College District No. 525, Joliet Junior College,
1,645	GO, 5.500%, 06/01/16	1,929
1,250	GO, 5.750%, 06/01/18	1,420
1,000	GO, 5.750%, 06/01/18	1,128
1,000	GO, 5.750%, 06/01/18	1,122
1,000	GO, 5.750%, 06/01/18	1,116
4,420	Winnebago County School District No. 122 Harlem-Loves Park, Capital Appreciation, GO, AGM, Zero Coupon, 01/01/13	4,108
4,320	Winnebago County, Public Safety, Alternative Revenue Source, Series A, GO, NATL-RE, 5.000%, 12/30/15	4,573
		116,102
	Hospital — 0.2%
5,000	Illinois Finance Authority, Advocate Health Care, Series A-3, Rev., VAR, 3.875%, 05/01/12	5,136
3,750	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	3,934
735	Illinois Health Facilities Authority, Riverside Health System, Rev., 6.750%, 11/15/10	761
		9,831
	Prerefunded — 0.6%
2,130	Chicago Board of Education, Depriest Elementary School Project, Series H, GO, NATL-RE, 5.750%, 12/01/14 (p)	2,557
	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement,
10,000	GO, 5.500%, 12/01/12 (p)	10,914
1,000	GO, 7.250%, 12/01/12 (p)	1,176
990	Chicago Park District, Series B, GO, FGIC, 5.500%, 01/01/11 (p)	1,034
10,000	Illinois Finance Authority, Northwestern Memorial Hospital, Series A, Rev., 5.250%, 08/15/14 (p)	11,645
1,025	Will County High School District No. 204-Joliet, Limited Tax, GO, AGM, 5.375%, 12/01/11 (p)	1,112
		28,438
	Special Tax — 0.3%
7,730	Regional Transportation Authority, Series B, Rev., NATL-RE, FGIC, 5.375%, 06/01/12	8,338
	State of Illinois,
3,125	Rev., 5.000%, 06/15/13	3,486
1,695	Series P, Rev., 6.500%, 06/15/13	1,827
		13,651
	Transportation — 0.8%
	Chicago O’Hare International Airport, Third Lien,
5,000	Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/16	5,282
11,955	Series A, Rev., AGC-ICC, FGIC, 5.250%, 01/01/16	12,727
2,145	Chicago Transit Authority, Federal Transit Administration, Section 5307, Series A, Rev., AMBAC, 5.250%, 06/01/13	2,368
13,110	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., AGM, 5.000%, 07/01/16	13,997
6,600	Regional Transportation Authority, Series A, Rev., AMBAC, 6.400%, 06/01/12	7,001
		41,375
	Total Illinois	225,380
	Indiana — 0.5%
	Certificate of Participation/Lease — 0.2%
	Brownsburg 1999 School Building Corp., First Mortgage,
3,000	Series B, Rev., COP, AGM, 5.000%, 07/15/15	3,207
1,630	Series B, Rev., COP, AGM, 5.000%, 07/15/15	1,725

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Certificate of Participation/Lease — Continued
	East Chicago Multi School Building Corp., First Mortgage,
1,100	Rev., COP, 5.000%, 07/15/12	1,198
1,155	Rev., COP, 5.000%, 07/15/13	1,289
990	Rev., COP, 5.000%, 07/15/14	1,123
		8,542
	Housing — 0.0% (g)
1,702	City of Indianapolis, Multi-Family Housing, Braeburn, Series A, Rev., GNMA COLL, 5.350%, 04/01/11	1,730
	Other Revenue — 0.1%
2,000	Indiana Bond Bank, Special Program, Series A, Rev., AGM, 5.000%, 08/01/16	2,169
1,600	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 6.000%, 01/10/20	1,872
		4,041
	Prerefunded — 0.1%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,371
1,500	Indiana Transportation Finance Authority, Airport, Series A, Rev., AMBAC, 6.000%, 11/01/11 (p)	1,634
		6,005
	Transportation — 0.1%
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.750%, 06/01/12	2,531
3,000	Indianapolis Airport Authority, Special Facilities, FedEx Corp. Project, Rev., 5.100%, 01/15/17	3,097
		5,628
	Total Indiana	25,946
	Iowa — 0.2%
	Housing — 0.1%
1,550	Iowa Finance Authority, Single Family Mortgage, Mortgage Backed Securities, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/19	1,664
	Prerefunded — 0.1%
1,000	Iowa Higher Education Loan Authority, Wartburg College Project, Rev., ACA, 5.750%, 10/01/12 (p)	1,125
5,000	Tobacco Settlement Authority of Iowa, Tobacco Settlement, Asset-Backed, Series B, Rev., 5.500%, 06/01/11 (p)	5,266
		6,391
	Total Iowa	8,055
	Kansas — 2.3%
	General Obligation — 0.3%
5,000	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/15	5,390
	Junction City, Public Improvements,
1,625	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,661
1,710	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,735
1,715	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,726
	Salina Kans Internal Improvement,
1,685	Series A, GO, 5.000%, 10/01/12	1,854
1,750	Series A, GO, 5.000%, 10/01/13	1,976
825	Sedgwick County Unified School District No. 266-Maize, GO, NATL-RE, 5.000%, 09/01/13	930
		15,272
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
5,000	Kansas Development Finance Authority, Kansas Department Commerce Impact Program, Rev., 5.000%, 06/01/14	5,721
	Other Revenue — 0.6%
	Kansas State Department of Transportation,
9,500	Series A, Rev., 5.000%, 09/01/17	11,232
2,500	Series A, Rev., 5.000%, 09/01/18	2,949
7,000	Series A, Rev., 5.000%, 09/01/19	8,280
7,000	Series A, Rev., 5.000%, 09/01/20	8,308
		30,769
	Prerefunded — 1.3%
	Butler County Public Building Commission, Community Improvement, Public Facilities Projects,
1,375	Rev., NATL-RE, 5.250%, 10/01/10 (p)	1,410
1,600	Rev., NATL-RE, 5.350%, 10/01/10 (p)	1,642
	Johnson County Unified School District 232,
1,175	GO, AGM, 5.000%, 09/01/10 (p)	1,204
1,865	GO, AGM, 5.250%, 09/01/10 (p)	1,914
4,500	GO, AGM, 5.500%, 09/01/10 (p)	4,623
5,480	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	4,987

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
3,225	Labette County, Single Family Mortgage, Capital Accumulator Bonds, Rev., Zero Coupon, 12/01/14 (p)	2,935
24,250	Reno County, Capital Accumulator, Rev., PRIV MTGS, Zero Coupon, 12/01/15 (p)	21,122
25,000	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	21,162
6,365	Wyandotte County School District No. 500, GO, AGM, 5.500%, 09/01/12 (p)	7,105
		68,104
	Total Kansas	119,866
	Kentucky — 1.6%
	Certificate of Participation/Lease — 0.4%
1,000	Jefferson County Capital Projects Corp., Lease, Series A, Rev., COP, AGM, 4.250%, 06/01/17	1,032
1,000	Kentucky State Property & Buildings Commission, Rev., COP, 5.375%, 11/01/18	1,117
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., COP, NATL-RE-IBC, 5.500%, 08/01/12	1,102
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., COP, AMBAC, 5.500%, 08/01/20	1,168
1,500	Kentucky State Property & Buildings Commission, Project No. 82, Rev., COP, AGM, 5.250%, 10/01/18	1,731
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., COP, NATL-RE, 5.000%, 08/01/21	1,130
1,175	Rev., COP, NATL-RE, 5.000%, 08/01/22	1,328
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., COP, NATL-RE, FGIC, 5.000%, 03/01/17	1,104
2,250	Rev., COP, NATL-RE, FGIC, 5.000%, 03/01/17	2,456
1,500	Kentucky State Property & Buildings Commission, Project No. 89, Rev., COP, AGM, 5.000%, 11/01/18	1,656
	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73,
1,335	Rev., COP, 5.250%, 11/01/11 (p)	1,425
1,000	Rev., COP, 5.500%, 11/01/11 (p)	1,073
	Kentucky Turnpike Authority, Economic Development, Revitalization Projects,
1,000	Series A, Rev., COP, AMBAC, 5.500%, 07/01/11	1,066
4,655	Series B, Rev., COP, AGM, 5.000%, 07/01/12	5,095
		22,483
	Education — 0.2%
	Jefferson County, School District Finance Corp., School Building,
2,160	Series A, Rev., AGM, 4.500%, 07/01/16	2,279
1,000	Series A, Rev., AGM, 5.000%, 04/01/11	1,052
	Kentucky Asset Liability Commission, University of Kentucky Project,
1,500	Series A, Rev., AMBAC, 4.000%, 10/01/16	1,616
1,500	Series A, Rev., AMBAC, 5.000%, 10/01/17	1,671
1,060	Oldham County, School District Finance Corp., Rev., NATL-RE, 5.000%, 05/01/14	1,155
		7,773
	General Obligation — 0.0% (g)
1,000	Lexington-Fayette County, Urban County Government, Series D, GO, NATL-RE, 4.000%, 11/01/16	1,047
	Hospital — 0.0% (g)
1,000	Kentucky Asset Liability Commission, University of Kentucky Project, Series B, Rev., 5.000%, 10/01/17	1,094
	Housing — 0.0% (g)
620	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.900%, 04/05/10	622
	Prerefunded — 0.3%
1,000	Boone County, School District Finance Corp., School Building, Series B, Rev., 5.375%, 08/01/10 (p)	1,032
1,010	City of Bowling Green, GO, 5.250%, 06/01/10 (p)	1,032
1,645	Fayette County, School District Finance Corp., School Building, Rev., 5.500%, 06/01/10 (p)	1,685
1,000	Kentucky State Property & Buildings Commission, Project No. 77, Rev., COP, NATL-RE, 5.250%, 08/01/13 (p)	1,144
6,500	Kentucky State Property & Buildings Commission, Project No. 79, Rev., COP, NATL-RE, 5.125%, 10/01/13 (p)	7,440
500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., COP, AGM, 5.000%, 08/01/15 (p)	587
		12,920

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   27

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.1%
2,115	Kenton County Airport Board, Cincinnati/Northern Kentucky, Series C, Rev., AMT, NATL-RE, 5.000%, 03/01/11	2,176
1,000	Kentucky Turnpike Authority, Series B, Rev., AMBAC, 5.000%, 07/01/16	1,149
1,000	Louisville & Jefferson County, Regional Airport Authority, Series A, Rev., AGM, 5.750%, 07/01/11	1,043
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.000%, 07/01/15	1,031
1,000	Rev., AMBAC, 5.000%, 07/01/15	1,023
		6,422
	Utility — 0.1%
2,900	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., NATL-RE, 5.250%, 09/01/17	3,114
	Water & Sewer — 0.5%
1,000	Lexington-Fayette County, Urban County Government, Sewer System, Series A, Rev., 5.000%, 07/01/11	1,065
	Louisville & Jefferson County, Metro Government Board of Water Works,
1,495	Rev., 5.000%, 11/15/16	1,760
12,720	Series A, Rev., 4.000%, 11/15/13	14,111
4,170	Series A, Rev., 5.000%, 11/15/19	4,930
	Louisville & Jefferson County, Metropolitan Sewer District,
1,500	Series A, Rev., AGC, 5.000%, 05/15/18	1,661
1,000	Series A, Rev., AMBAC, 5.000%, 05/15/16	1,107
1,000	Louisville Waterworks Board, Water System, Rev., AGM, 5.125%, 11/15/10 (p)	1,035
		25,669
	Total Kentucky	81,144
	Louisiana — 2.3%
	Certificate of Participation/Lease — 0.0% (g)
2,055	Louisiana Office Facilities Corp., Capitol Complex Program, Rev., COP, AMBAC, 5.500%, 05/01/11	2,148
	Education — 0.0% (g)
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., NATL-RE, 5.375%, 05/01/11	1,030
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.500%, 03/01/11	1,130
		2,160
	General Obligation — 0.3%
1,125	Calcasieu Parish School District No. 30, Public School Improvement, GO, AGM, 5.000%, 02/15/12	1,181
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17 (f) (i)	1,162
1,000	City of Shreveport, GO, AGM, 4.000%, 04/01/18	1,070
1,000	Orleans Parish, Parishwide School District, Series A, GO, FGIC, 5.125%, 04/05/10 (f) (i)	1,001
250	Orleans Parish, School Board, GO, FGIC, 5.300%, 04/05/10 (f) (i)	250
1,000	St. Tammany Parishwide School District No. 12, GO, AGC, 5.000%, 03/01/18	1,146
	State of Louisiana,
1,375	Series A, GO, NATL-RE, 5.800%, 08/01/10	1,407
1,000	Series A, GO, NATL-RE, FGIC, 5.500%, 05/15/11	1,054
3,500	Series B, GO, NATL-RE, 5.625%, 08/01/13	3,992
1,500	Series C, GO, AGM, 5.000%, 05/01/16	1,700
		13,963
	Hospital — 0.1%
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., AGM, 5.500%, 07/01/12	1,590
1,000	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project, Rev., NATL-RE, FGIC, 5.000%, 04/01/15	1,008
		2,598
	Housing — 0.1%
1,088	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	1,174
1,900	Louisiana Housing Finance Agency, Homeownership Program, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.125%, 06/01/19	2,042
	Louisiana Housing Finance Agency, Single Family Mortgage,
155	Series A-1, Rev., GNMA/FNMA, 6.650%, 04/05/10	158
200	Series B-2, Rev., AMT, GNMA/FNMA, FHA/VA MTGS, 4.800%, 04/05/10	201
		3,575

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.2%
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.000%, 04/05/10	1,022
1,000	Series A, Rev., AMBAC, 5.500%, 04/05/10	1,023
	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition,
3,000	Rev., AMBAC, 5.250%, 12/01/18	3,016
3,500	Series A, Rev., AMBAC, 6.300%, 07/01/30	3,480
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Project, Rev., AMBAC, 5.000%, 05/01/17	1,918
1,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., AMBAC, 5.000%, 06/01/17	1,080
		11,539
	Prerefunded — 0.9%
3,240	City of New Orleans, Home Mortgage Authority, SO, 6.250%, 01/15/11 (p)	3,386
4,300	City of New Orleans, Home Mortgage Authority, Compound Interest, Series A, Rev., NATL-RE, VEREX, Zero Coupon, 10/01/15 (p)	3,760
18,000	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	12,606
18,000	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	12,393
500	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project, Rev., AGM, 6.000%, 10/01/10 (p)	517
11,440	Parish of East Baton Rouge, Public Improvement, Series ST, Rev., NATL-RE, 5.000%, 02/01/13 (p)	12,914
840	Port New Orleans Board of Commissioners, Rev., AMBAC, 5.625%, 04/01/11 (p)	891
1,265	State of Louisiana, Series A, GO, AMBAC, 5.000%, 10/15/14 (p)	1,481
		47,948
	Special Tax — 0.6%
4,500	Jefferson County, Sales Tax District, Rev., AMBAC, 5.000%, 12/01/15	4,778
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.000%, 12/01/15	1,044
2,000	Lafayette Parish School Board, Public Schools, Rev., AGM, 5.000%, 04/01/14	2,282
	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project,
3,495	Rev., AMBAC, 5.000%, 03/01/16	3,632
3,565	Rev., AMBAC, 5.000%, 03/01/16	3,673
2,500	Parish of East Baton Rouge, Public Improvement, Series A, Rev., AMBAC, 5.000%, 02/01/15	2,640
	Parish of East Baton Rouge, Road and Street Improvements,
4,395	Rev., AGC, 5.000%, 08/01/19	4,947
2,125	Rev., AGC, 5.000%, 08/01/19	2,371
2,000	Rev., AGC, 5.000%, 08/01/19	2,213
3,490	Rev., AGC, 5.250%, 08/01/19	4,078
		31,658
	Transportation — 0.1%
885	Caddo-Bossier Parishes Board Commission, Limited Tax, Rev., AGC, 4.000%, 03/01/14	968
1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Shreveport Airport Systems, Series B, Rev., AMT, AGM, 5.625%, 01/01/19	1,374
835	Port New Orleans Board of Commissioners, Unrefunded Balance, Rev., AMBAC, 5.625%, 04/01/11	865
		3,207
	Utility — 0.0% (g)
1,500	Louisiana Energy & Power Authority, Rev., AGM, 5.750%, 01/01/13	1,691
	Total Louisiana	120,487
	Maine — 0.0% (g)
	Prerefunded — 0.0% (g)
2,665	Maine Municipal Bond Bank, Series D, Rev., 5.125%, 11/01/11 (p)	2,867
	Maryland — 2.2%
	Education — 0.1%
4,785	University of Maryland, Auxiliary Facilities & Tuition System, Series A, Rev., 5.000%, 04/01/19	5,635
	General Obligation — 1.6%
	Montgomery County, Public Improvements, CONS,
8,175	Series A, GO, 5.000%, 05/01/14	9,461
15,570	Series A, GO, 5.000%, 11/01/16	18,448

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   29

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
10,000	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	11,615
	State of Maryland, State & Local Facilities Loan, Second Series,
13,280	GO, 5.000%, 08/01/11	14,154
12,945	GO, 5.000%, 08/01/15	15,220
4,425	State of Maryland, State & Local Facilities, Capital Improvement, Series A, GO, 5.500%, 08/01/12	4,941
7,750	State of Maryland, State & Local Facilities, First Loan, Series B, GO, 5.250%, 02/15/11	8,125
		81,964
	Private Placement — 0.1%
5,110	State of Maryland, Rev., 5.187%, 07/01/16 (f) (i)	5,271
	Transportation — 0.4%
	Maryland State Department of Transportation County Transportation,
2,780	Rev., 5.000%, 06/15/15	3,259
2,915	Rev., 5.000%, 06/15/16	3,421
3,060	Rev., 5.000%, 06/15/17	3,609
10,000	Maryland State Transportation Authority, Rev., 5.000%, 03/01/17	11,562
		21,851
	Total Maryland	114,721
	Massachusetts — 2.5%
	Education — 0.0% (g)
1,500	Massachusetts Development Finance Agency, Holy Cross College, Series B, Rev., 5.000%, 09/01/18	1,608
1,420	Massachusetts State College Building Authority, Series A, Rev., 7.500%, 05/01/11	1,537
		3,145
	General Obligation — 0.1%
1,365	City of Brockton, GO, AGM, 4.500%, 04/01/14	1,541
	Commonwealth of Massachusetts, Consolidated Lien,
1,000	Series A, GO, 5.000%, 08/01/18	1,131
1,000	Series D, GO, 5.000%, 08/01/16	1,151
1,500	Commonwealth of Massachusetts, Unrefunded Balance, Series C, GO, AGM, 5.500%, 11/01/15	1,793
		5,616
	Housing — 0.1%
	Boston Housing Authority,
615	Rev., AGM, 4.500%, 04/01/18	627
3,260	Rev., AGM, 5.000%, 04/01/18	3,525
		4,152
	Prerefunded — 1.9%
	Commonwealth of Massachusetts, Consolidated Lien,
3,200	Series C, GO, 5.250%, 08/01/13 (p)	3,635
4,200	Series C, GO, 5.250%, 09/01/15 (p)	4,992
7,000	Series D, GO, 5.000%, 10/01/13 (p)	7,923
7,560	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	8,134
2,115	Series D, GO, NATL-RE, 5.500%, 11/01/11 (p)	2,284
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,900
	Commonwealth of Massachusetts, Federal Highway,
18,545	Series A, Rev., GAN, AGM, 5.750%, 12/15/10 (p)	19,246
3,400	Series A, Rev., GAN, NATL-RE-IBC, 5.750%, 12/15/10 (p)	3,528
5,000	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	5,678
7,230	Massachusetts State Turnpike Authority, Series A, Rev., 5.000%, 01/01/13 (p)	7,738
2,000	Massachusetts Water Resources Authority, Series A, Rev., AGM, 5.500%, 08/01/13 (p)	2,304
	University of Massachusetts Building Authority Project,
10,595	Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	12,538
11,645	Series 4-A, Rev., NATL-RE, 5.125%, 11/01/14 (p)	13,609
		97,509
	Special Tax — 0.1%
2,250	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., 5.250%, 07/01/25	2,691
2,795	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/17	1,747
		4,438
	Transportation — 0.1%
3,805	Commonwealth of Massachusetts, Federal Highway, Capital Appreciation, Series A, Rev., Zero Coupon, 06/15/15	3,371

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — Continued
2,045	Massachusetts Bay Transportation Authority, General Transportation System, Series A, Rev., NATL-RE, 5.500%, 03/01/14	2,373
		5,744
	Water & Sewer — 0.2%
	Massachusetts Water Resources Authority,
5,030	Series A, Rev., NATL-RE, 5.250%, 08/01/16	5,900
2,850	Series C, Rev., NATL-RE, FGIC-TCRS, 5.250%, 12/01/15	3,235
		9,135
	Total Massachusetts	129,739
	Michigan — 2.4%
	Certificate of Participation/Lease — 0.1%
2,355	Michigan State Building Authority, Facilities Program, Series I, Rev., COP, 5.500%, 10/15/11	2,492
800	Wayne County, COP, AMBAC, 5.625%, 05/01/11	821
		3,313
	Education — 0.1%
3,915	University of Michigan, Series A, Rev., 5.000%, 04/01/19	4,497
	General Obligation — 0.4%
	Kalamazoo Public Schools,
1,410	GO, AGC, Q-SBLF, 5.000%, 05/01/15	1,616
895	GO, AGC, Q-SBLF, 5.000%, 05/01/16	1,024
	Wyoming Public Schools,
1,770	GO, AGM, Q-SBLF, 5.000%, 05/01/15	2,027
1,895	GO, AGM, Q-SBLF, 5.000%, 05/01/15	2,072
1,670	GO, AGM, Q-SBLF, 5.000%, 05/01/15	1,809
1,895	GO, AGM, Q-SBLF, 5.000%, 05/01/15	2,037
1,900	GO, AGM, Q-SBLF, 5.000%, 05/01/15	2,024
	Ypsilanti School District,
1,930	GO, AGC, Q-SBLF, 4.000%, 05/01/15	2,060
2,045	GO, AGC, Q-SBLF, 5.000%, 05/01/16	2,262
1,000	GO, AGC, Q-SBLF, 5.000%, 05/01/18	1,095
		18,026
	Hospital — 0.4%
7,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	7,392
	Michigan State Hospital Finance Authority, Trinity Health,
4,160	Series A, Rev., 6.000%, 12/01/10	4,355
4,405	Series A, Rev., 6.000%, 12/01/10	4,597
5,445	Royal Oak Hospital Finance Authority, William Beaumont Hospital, Rev., 6.250%, 01/01/11	5,626
		21,970
	Housing — 0.0% (g)
391	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.800%, 08/20/12	408
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co., Series CC, Rev., VAR, AMBAC, 4.650%, 04/01/11	16,517
	Other Revenue — 0.1%
5,935	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	6,921
	Prerefunded — 0.1%
3,175	Clarkston Community Schools, GO, Q-SBLF, 5.375%, 05/01/13 (p)	3,609
145	Michigan State Building Authority, Facilities Program, Series I, Rev., 5.500%, 10/15/11 (p)	156
1,685	Michigan State Hospital Finance Authority, Henry Ford Health Systems, Rev., AMBAC, 6.000%, 09/01/11 (p)	1,823
1,000	Sturgis Public School District, School Building & Site, GO, Q-SBLF, 5.625%, 05/01/10 (p)	1,010
		6,598
	Special Tax — 0.2%
10,750	State of Michigan, Trunk Line, Series A, Rev., 5.250%, 11/01/13	12,135
	Utility — 0.0% (g)
1,445	Lansing Board of Water & Light, Series A, Rev., 5.000%, 07/01/18	1,613
	Water & Sewer — 0.7%
	City of Detroit, Sewer Systems, Senior Lien,
3,650	Series C, Rev., NATL-RE, FGIC, 5.000%, 07/01/16	3,756
1,900	Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	2,038

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   31

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — Continued
3,910	City of Grand Rapids, Water Supply, Rev., NATL-RE, FGIC, 5.750%, 01/01/11	4,072
8,000	Detroit Sewer Disposal Revenue, Second Lien, Series B, Rev., AGC-ICC, FGIC, 5.500%, 07/01/29	8,410
	Michigan Municipal Bond Authority, Clean Water State Revolving Fund,
3,000	Rev., 5.375%, 10/01/12	3,257
10,400	Rev., 5.500%, 10/01/14	12,229
		33,762
	Total Michigan	125,760
	Minnesota — 1.5%
	General Obligation — 1.0%
	State of Minnesota,
5,790	GO, AGM, 5.000%, 08/01/13	6,362
1,900	Series B, GO, 3.000%, 12/01/12	2,017
1,055	Series B, GO, 4.000%, 12/01/15	1,185
6,585	Series C, GO, 5.000%, 08/01/14	7,645
10,000	Series C, GO, 5.000%, 08/01/15	11,724
	State of Minnesota, Various Purpose,
10,000	Series F, GO, 5.000%, 08/01/20	11,889
10,000	Series H, GO, 5.000%, 11/01/19	11,874
		52,696
	Prerefunded — 0.4%
	University of Minnesota,
5,000	Series A, Rev., 5.750%, 07/01/10 (p)	5,093
6,000	Series A, Rev., 5.750%, 07/01/11 (p)	6,413
8,000	Series A, Rev., 5.750%, 07/01/15 (p)	9,481
		20,987
	Utility — 0.1%
1,000	Minnesota Municipal Power Agency, Series A, Rev., 5.250%, 10/01/14	1,068
3,415	State of Minnesota, Public Safety Radio Communication System, Rev., NATL-RE, 5.000%, 06/01/15	3,975
		5,043
	Total Minnesota	78,726
	Mississippi — 1.0%
	General Obligation — 0.1%
	State of Mississippi,
2,000	GO, 5.750%, 12/01/12	2,267
4,650	Series A, GO, 5.000%, 11/01/12	5,164
		7,431
	Other Revenue — 0.1%
	Mississippi Development Bank Special Obligation,
1,250	Rev., 5.000%, 01/01/12	1,330
1,395	Rev., 5.000%, 01/01/13	1,523
1,465	Rev., 5.000%, 01/01/14	1,624
		4,477
	Prerefunded — 0.8%
2,990	Mississippi Home Corp., Single Family Mortgage, Series A-2, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 5.000%, 12/01/18 (p)	3,190
34,000	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	28,392
7,945	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	7,022
		38,604
	Total Mississippi	50,512
	Missouri — 1.3%
	General Obligation — 0.1%
1,600	Cass County Reorganized School District No. R-2-Raymore, GO, 5.000%, 03/01/16	1,762
915	Clay County Public School District No. 53 Liberty, Direct Deposit Program, Unrefunded Balance, GO, AGM, 5.250%, 03/01/14	997
		2,759
	Housing — 0.2%
1,000	Missouri Housing Development Commission, Homeowner Loan Program, Series A, Rev., GNMA/FNMA/COLL, 5.000%, 03/01/19	1,072
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing,
105	Series III, Rev., FHA, 4.700%, 12/01/11	111
115	Series III, Rev., FHA, 4.800%, 12/01/11	121
	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage,
3,830	Series B-1, Rev., AMT, GNMA/FNMA/COLL, 5.375%, 03/01/13	3,946
4,305	Series C-1, Rev., AMT, GNMA/FNMA, 4.800%, 03/01/12	4,358
		9,608

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — 0.2%
	Clay County Public School District No. 53 Liberty, Direct Deposit Program,
4,785	GO, AGM, 5.250%, 03/01/14 (p)	5,548
4,000	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., 6.750%, 05/15/12 (p)	4,522
		10,070
	Transportation — 0.5%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
4,235	Series A, Rev., 5.000%, 05/01/13	4,776
3,730	Series A, Rev., 5.000%, 05/01/16	4,361
4,065	Series A, Rev., 5.000%, 05/01/19	4,732
2,935	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.250%, 05/01/17	3,399
7,985	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/17	8,976
		26,244
	Water & Sewer — 0.3%
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program,
5,000	Series A, Rev., 5.000%, 01/01/16	5,848
8,000	Series A, Rev., 5.000%, 01/01/20	9,460
1,105	Series B, Rev., 5.500%, 07/01/12	1,229
		16,537
	Total Missouri	65,218
	Montana — 0.1%
	Education — 0.0% (g)
2,800	Montana State Board of Regents, University of Montana, Higher Education, Unrefunded Balance, Series F, Rev., NATL-RE, 5.750%, 05/15/10	2,886
	Transportation — 0.1%
	Montana Department of Transportation, Highway 93 Construction,
1,600	Rev., GAN, 5.000%, 06/01/18	1,790
1,500	Rev., GAN, 5.000%, 06/01/18	1,655
		3,445
	Total Montana	6,331
	Nebraska — 0.2%
	Utility — 0.2%
5,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	5,530
2,500	Nebraska Public Power District, Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/16	2,786
		8,316
	Total Nebraska	8,316
	Nevada — 0.4%
	General Obligation — 0.2%
	Clark County School District,
910	Series A, GO, NATL-RE, 7.000%, 06/01/10	925
8,200	Series A, GO, NATL-RE, 7.000%, 06/01/11	8,833
		9,758
	Prerefunded — 0.1%
2,750	Clark County School District, Series D, GO, NATL-RE, 5.000%, 12/15/13 (p)	3,133
	Water & Sewer — 0.1%
5,135	Truckee Meadows Water Authority, Rev., 5.000%, 07/01/13	5,728
	Total Nevada	18,619
	New Hampshire — 0.1%
	Education — 0.0% (g)
705	New Hampshire Health & Education Facilities Authority, University System, Unrefunded Balance, Rev., AMBAC, 5.500%, 07/01/11	755
	Transportation — 0.1%
2,950	New Hampshire State Turnpike System, Rev., AMBAC, 5.000%, 02/01/13	3,182
	Total New Hampshire	3,937
	New Jersey — 3.9%
	Certificate of Participation/Lease — 0.5%
	New Jersey State Transit Corp., Federal Transit Administration Grants,
9,400	Series A, COP, NATL-RE, FGIC, 5.000%, 09/15/15	10,271
7,825	Series B, COP, AMBAC, 5.500%, 09/15/11	8,347
	State of New Jersey, Equipment Lease Purchase,
2,500	Series A, COP, 5.000%, 06/15/18	2,695
3,300	Series A, COP, 5.000%, 06/15/18	3,536
		24,849
	Education — 0.5%
	New Jersey EDA, School Facilities Construction,
4,000	Series O, Rev., 5.000%, 03/01/15	4,358
7,750	Series P, Rev., 5.250%, 09/01/15	8,435
6,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	7,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   33

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
5,000	New Jersey State Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/17	6,016
		26,008
	General Obligation — 0.2%
	City of Harrison,
2,470	Series A, GO, AGM, Zero Coupon, 06/01/15	2,159
2,700	Series A, GO, AGM, Zero Coupon, 06/01/16	2,239
2,430	City of Jersey City, Public Improvement, Series A, GO, NATL-RE, 5.250%, 09/01/14	2,659
890	Freehold Regional High School District, GO, NATL-RE, FGIC, 5.000%, 03/01/19	1,039
145	Lindenwold Boro School District, GO, NATL-RE, 5.000%, 06/01/14	167
		8,263
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	New Jersey EDA, Cigarette Tax,
410	Rev., 5.625%, 04/05/10	410
4,000	Rev., AGC-ICC, 5.375%, 06/15/14	4,317
		4,727
	Other Revenue — 1.3%
	Garden State Preservation Trust, 2005,
10,000	Series A, Rev., AGM, 5.750%, 11/01/28	12,317
6,000	Series A, Rev., AGM, 5.800%, 11/01/15	7,227
10,000	Series A, Rev., AGM, 5.800%, 11/01/15	11,742
8,000	Series A, Rev., AGM, 5.800%, 11/01/15	9,382
8,000	Series A, Rev., AGM, 5.800%, 11/01/15	9,404
14,895	New Jersey EDA, Motor Vehicles, Series A, Rev., NATL-RE, 5.250%, 07/01/14	16,118
		66,190
	Prerefunded — 0.8%
2,385	New Jersey Economic Development Authority, Kapkowski Road Landfill, Series A, Rev., 6.375%, 05/15/14 (p)	2,867
3,350	New Jersey EDA, Kapkowski Road Landfill, Series A, Rev., 6.375%, 05/15/14 (p)	4,027
	New Jersey State Turnpike Authority,
1,610	Rev., 5.700%, 04/05/10 (p)	1,727
6,025	Series C, Rev., AMBAC, TCRS-Bank of New York, 6.500%, 01/01/16 (p)	6,988
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
4,570	Series A, Rev., 5.750%, 06/15/15 (p)	5,534
2,395	Series B, Rev., NATL-RE, 6.000%, 12/15/11 (p)	2,629
11,085	Series C, Rev., 5.500%, 06/15/13 (p)	12,723
5,330	Series D, Rev., AGM, 5.000%, 06/15/15 (p)	6,239
		42,734
	Special Tax — 0.2%
10,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series B, Rev., NATL-RE, FGIC, 5.250%, 12/15/14	11,412
	Transportation — 0.2%
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,780	Series A, Rev., 5.750%, 06/15/16	2,068
6,670	Series D, Rev., AGM, 5.000%, 06/15/15	7,184
		9,252
	Water & Sewer — 0.1%
	Sussex County Municipal Utilities Authority, Capital Appreciation,
1,290	Series B, Rev., AGM, Zero Coupon, 12/01/15	1,123
1,345	Series B, Rev., AGM, Zero Coupon, 12/01/16	1,115
1,510	Series B, Rev., AGM, Zero Coupon, 12/01/17	1,189
1,610	Series B, Rev., AGM, Zero Coupon, 12/01/18	1,195
1,845	Series B, Rev., AGM, Zero Coupon, 12/01/19	1,301
		5,923
	Total New Jersey	199,358
	New Mexico — 1.3%
	Education — 0.2%
10,525	State of New Mexico, Severance Tax Supplemental, Series B, Rev., 5.000%, 07/01/18 (w)	12,319
	General Obligation — 0.1%
4,155	Albuquerque Municipal School District No. 12, Series C, GO, 5.000%, 08/01/14	4,807
	Housing — 0.2%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
1,000	I-B-2 Class Shares, Rev., GNMA/FNMA/FHLMC, 5.650%, 03/01/19	1,101
2,750	I-C-2 Class Shares, Rev., GNMA/FNMA/FHLMC COLL, 5.700%, 03/01/19	3,026
3,500	Series D, Class I, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/19	3,812
975	New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Series D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.125%, 09/01/12	1,022
		8,961

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,010	Bernalillo County, Series B, Rev., NATL-RE-IBC, 5.700%, 04/01/27	1,209
	Other Revenue — 0.2%
	New Mexico Finance Authority, Senior Lien, Public Project Revolving,
1,775	Series B, Rev., 5.000%, 06/01/18	2,025
1,645	Series B, Rev., 5.000%, 06/01/18	1,862
1,890	Series B, Rev., 5.000%, 06/01/18	2,070
2,050	Series B, Rev., 5.000%, 06/01/18	2,215
		8,172
	Special Tax — 0.5%
	State of New Mexico, Severance Tax,
14,350	Series A, Rev., 4.000%, 07/01/12	15,246
11,925	Series A, Rev., 4.000%, 07/01/12	12,553
		27,799
	Transportation — 0.1%
6,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14	6,782
	Total New Mexico	70,049
	New York — 10.0%
	Certificate of Participation/Lease — 0.3%
3,835	Erie County Industrial Development Agency, City of Buffalo Project, Rev., COP, AGM, 5.000%, 05/01/13	4,268
3,925	New York State Dormitory Authority, State University Educational Facilities, Series A, Rev., COP, NATL-RE, FGIC-TCRS, 5.500%, 05/15/13	4,212
5,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 07/01/18	5,388
1,000	New York State Urban Development Corp., State Facilities, Rev., COP, 5.600%, 04/01/15	1,109
		14,977
	Education — 1.0%
2,000	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-4, Rev., 5.500%, 01/15/19	2,162
5,035	New York State Dormitory Authority, City University Systems, 4th Generation, Series A, Rev., FGIC-TCRS, 5.250%, 07/01/13	5,615
7,825	New York State Dormitory Authority, City University Systems, 5th Generation, Series B, Rev., 5.000%, 07/01/18	8,791
	New York State Dormitory Authority, Education,
5,000	Series A, Rev., 5.000%, 03/15/18	5,607
5,000	Series A, Rev., 5.000%, 03/15/19	5,535
10,000	Series D, Rev., 5.000%, 09/15/16	11,519
1,825	New York State Dormitory Authority, Siena College, Rev., NATL-RE, 5.000%, 07/01/16	1,913
2,370	New York State Dormitory Authority, St. John’s University, Series C, Rev., NATL-RE, 5.250%, 07/01/20	2,642
5,000	New York State Dormitory Authority, State University Educational Facilities, Series F, Rev., AGM, 5.000%, 03/15/14	5,733
		49,517
	General Obligation — 0.9%
100	Brockport Central School District, GO, NATL-RE, FGIC, 5.750%, 06/15/18	120
3,215	County of Westchester, Series C-1, GO, 5.000%, 06/01/14	3,725
	New York City,
1,300	Series E, GO, 5.750%, 08/01/12	1,444
2,000	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12	2,222
5,000	Series G, GO, 5.000%, 08/01/14	5,683
8,000	Series H, GO, NATL-RE-IBC, 5.000%, 08/01/14	8,864
10,000	Series H, GO, XLCA-ICR, 5.250%, 03/15/11 (p)	10,618
4,000	Series J, Sub Series J-1, GO, 5.000%, 06/01/16	4,296
5,000	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/13	5,319
4,840	State of New York, Unrefunded Balance, Series B, GO, 5.700%, 04/05/10	4,862
		47,153
	Hospital — 0.1%
2,995	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 08/15/15	3,421
1,500	New York State Dormitory Authority, North Shore University Hospital, Rev., NATL-RE, 5.500%, 11/01/14	1,682
		5,103
	Housing — 0.3%
	Tobacco Settlement Financing Authority, Asset-Backed,
9,000	Series B-1C, Rev., 5.500%, 06/01/12	9,536
4,000	Series B-1C, Rev., 5.500%, 06/01/13	4,311
		13,847

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   35

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 2.7%
12,405	Battery Park City Authority, Series A, Rev., 5.250%, 11/01/13	14,212
12,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.500%, 07/01/17	14,766
	New York City Transitional Finance Authority, Fiscal Year 2007,
10,000	Series S-1, Rev., NATL-RE, FGIC, 5.000%, 01/15/17	11,288
7,000	Series S-1, Rev., NATL-RE, FGIC, 5.000%, 01/15/17	7,766
	New York Local Government Assistance Corp.,
4,000	Series C, Rev., 5.000%, 04/01/12	4,353
4,050	Series C, Rev., 5.000%, 04/01/17	4,710
7,420	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/19	8,033
1,500	New York State Dormitory Authority, State University Educational Facilities, Series A, Rev., AGM-CR, 5.500%, 05/15/13	1,620
	New York State Environmental Facilities Corp., State Revolving Funds, New York City Municipal Water Project, Clean Water & Drinking,
5,040	Series D, Rev., 5.375%, 06/15/12	5,485
7,745	Series D, Rev., 5.375%, 06/15/12	8,445
8,325	Series D, Rev., 5.375%, 06/15/12	9,119
3,345	Sub Series E, Rev., 5.375%, 06/15/12	3,685
6,600	Sub Series E, Rev., 5.375%, 06/15/12	7,213
8,055	Sub Series E, Rev., 5.375%, 06/15/12	8,810
7,820	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	9,039
10,815	Tobacco Settlement Financing Corp., Asset-Backed, Series B, Rev., 5.000%, 06/01/11	11,385
8,265	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/12	9,106
		139,035
	Prerefunded — 0.7%
	Erie County Tobacco Asset Securitization Corp., Asset Backed,
1,160	Class A, Rev., 5.375%, 07/15/10 (p)	1,184
1,005	Class A, Rev., 5.500%, 07/15/10 (p)	1,036
	Long Island Power Authority, Electric Systems,
4,225	Series A, Rev., AGM, 5.500%, 12/01/12 (p)	4,771
1,500	Series A, Rev., AGM, 5.500%, 12/01/13 (p)	1,745
4,055	New York City, Series B, GO, 5.500%, 12/01/11 (p)	4,412
1,325	New York City Transitional Finance Authority, Series B, Rev., 5.250%, 08/01/13 (p)	1,518
5,525	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., AMBAC, 5.250%, 08/01/12 (p)	6,127
3,590	New York State Dormitory Authority, State University Educational Facilities, Rev., 5.375%, 07/01/12 (p)	3,977
3,850	New York State Thruway Authority, Highway & Bridge Trust Fund, Series A, Rev., FGIC, 5.250%, 04/01/10 (p)	3,868
3,000	New York State Thruway Authority, Transportation, Series A, Rev., AGM, 5.000%, 03/15/13 (p)	3,373
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,510
		38,521
	Special Tax — 2.9%
1,500	New York City Transitional Finance Authority, Series A-1, Rev., 5.000%, 11/01/15	1,632
	New York City Transitional Finance Authority, Future Tax Secured,
33,700	Series A, Rev., VAR, 5.500%, 11/01/11	36,234
8,400	Series B, Rev., 5.000%, 11/01/19	9,488
1,150	Series B, Rev., 5.000%, 11/01/19	1,336
5,000	Series B, Rev., 5.000%, 11/01/19	5,696
6,625	Series E, Rev., NATL-RE, 5.250%, 02/01/13	7,283
5,385	New York City Transitional Finance Authority, Unrefunded Future Tax, Series B, Rev., 5.250%, 08/01/13	5,983
	New York Local Government Assistance Corp., Senior Lien,
10,000	Rev., 5.500%, 04/01/19	12,059
1,000	Series A, Rev., 5.000%, 04/01/18	1,138
7,265	New York State Environmental Facilities Corp., Environment, Series A, Rev., 5.250%, 12/15/19	8,619
	New York State Thruway Authority,
2,050	Series A, Rev., 5.000%, 03/15/17	2,383
17,000	Series A, Rev., 5.250%, 03/15/19	20,036
	New York State Urban Development Corp.,
1,000	Series A-1, Rev., 5.000%, 12/15/17	1,163
1,500	Series A-1, Rev., 5.000%, 12/15/18	1,675
2,250	Series A-1, Rev., 5.000%, 12/15/18	2,490

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Special Tax — Continued
	Sales Tax Asset Receivables Corp.,
3,850	Series A, Rev., AGM-CR, MBIA, 5.000%, 10/15/14	4,290
15,000	Series A, Rev., AMBAC, 5.250%, 10/15/14	16,670
3,000	Series A, Rev., NATL-RE, 5.000%, 10/15/14	3,182
6,650	Series A, Rev., NATL-RE, 5.250%, 10/15/14	7,527
		148,884
	Transportation — 0.7%
	Metropolitan Transportation Authority,
11,205	Series A, Rev., AGC-ICC, 5.750%, 11/15/12	11,539
5,420	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,245
1,500	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/12	1,648
2,500	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	2,913
14,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/12	15,424
		37,769
	Utility — 0.3%
	Long Island Power Authority, Electric Systems,
10,000	Series A, Rev., 5.250%, 04/01/19	11,049
6,000	Series E, Rev., NATL-RE, FGIC, 5.000%, 12/01/16	6,644
		17,693
	Water & Sewer — 0.1%
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.000%, 06/15/12	2,702
650	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008, Series C, Rev., 5.000%, 06/15/13	731
2,055	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.000%, 06/15/14	2,363
		5,796
	Total New York	518,295
	North Carolina — 2.3%
	Certificate of Participation/Lease — 0.2%
	Cabarrus County, Installment Financing Contract,
1,000	COP, 5.750%, 04/01/11	1,054
2,000	COP, 5.750%, 04/01/11	2,140
2,355	Series C, COP, 4.000%, 06/01/12	2,504
1,895	Series C, COP, 4.000%, 06/01/13	2,047
		7,745
	General Obligation — 1.1%
1,750	Gaston County, GO, AGM, 5.000%, 04/01/15	2,041
	Johnston County,
1,150	GO, NATL-RE, 5.000%, 02/01/16	1,303
1,050	GO, NATL-RE, 5.000%, 02/01/16	1,176
	State of North Carolina,
20,745	Series A, GO, 5.000%, 03/01/17	24,510
4,200	Series B, GO, 5.000%, 04/01/15	4,913
	State of North Carolina, Highway,
3,000	GO, 5.000%, 05/01/13	3,391
5,900	GO, 5.000%, 05/01/14	6,721
2,085	Union County, Series A, GO, 5.000%, 03/01/18	2,447
	Wake County, Obligation Hammond Road Detention Center, Annual Appropriation,
5,150	GO, 5.000%, 06/01/18	5,951
3,500	GO, 5.000%, 06/01/19	4,084
		56,537
	Hospital — 0.1%
2,180	North Carolina Medical Care Commission, Mission Health Combined Group, Rev., 5.000%, 10/01/17	2,368
	Housing — 0.0% (g)
365	North Carolina Housing Finance Agency, Home Ownership, Series 1-B, Rev., 5.125%, 04/05/10	366
	Industrial Development Revenue/ Pollution Control Revenue — 0.1%
5,965	North Carolina Infrastructure Finance Corp., Correctional Facilities Projects, Rev., 5.000%, 10/01/13	6,471
	Other Revenue — 0.3%
	Mecklenburg County Public Facilities Corp., Annual Appropriation,
2,250	Rev., 5.000%, 03/01/13	2,517
3,000	Rev., 5.000%, 03/01/19	3,374
	State of North Carolina, Annual Appropriation, Capital Improvement,
5,370	Series A, Rev., 5.000%, 05/01/19	6,103
5,000	Series A, Rev., 5.000%, 05/01/19	5,636
		17,630
	Transportation — 0.1%
4,350	State of North Carolina, Vehicle, Rev., NATL-RE, 5.000%, 03/01/13	4,860
	Utility — 0.4%
5,000	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/18	5,506

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   37

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utility — Continued
15,000	North Carolina Municipal Power Agency No. 1, Catawba, Series A, Rev., 5.250%, 01/01/14	16,861
		22,367
	Total North Carolina	118,344
	Ohio — 3.1%
	Certificate of Participation/Lease — 0.2%
1,000	Franklin County Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., COP, 5.000%, 12/01/17	1,123
5,000	Ohio State Building Authority, Adult Correctional Facilities, Series A, Rev., COP, AGM, 5.500%, 10/01/11	5,385
3,295	State of Ohio, Denison University 2007 Project, Rev., COP, 5.000%, 11/01/17	3,752
		10,260
	Education — 0.0% (g)
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.000%, 12/01/12	1,663
	General Obligation — 1.3%
7,235	City of Columbus, Series A, GO, 5.000%, 12/15/16	8,177
1,510	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,301
5,000	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/13	5,686
	State of Ohio, Higher Education,
6,650	GO, 5.000%, 08/01/15	7,686
5,275	GO, 5.000%, 08/01/16	6,098
9,000	State of Ohio, Highway Capital Improvements, Series H, GO, 5.000%, 05/01/12	9,951
	State of Ohio, Infrastructure Improvement,
10,840	Series B, GO, 5.000%, 08/01/15	12,528
3,200	Series D, GO, 5.000%, 03/01/14	3,582
3,360	Series D, GO, 5.000%, 03/01/14	3,710
1,530	Series D, GO, 5.000%, 03/01/14	1,642
	Warrensville Height City School District, School Improvement,
1,000	GO, NATL-RE, FGIC, 7.000%, 12/01/11	1,100
1,000	GO, NATL-RE, FGIC, 7.000%, 12/01/12	1,147
1,075	GO, NATL-RE, FGIC, 7.000%, 12/01/13	1,278
1,150	GO, NATL-RE, FGIC, 7.000%, 12/01/14	1,402
		65,288
	Housing — 0.1%
295	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 04/05/10	296
	Ohio Housing Finance Agency, Hillwood II Project,
310	Rev., AMT, GNMA COLL, 4.375%, 05/20/11	315
1,245	Rev., AMT, GNMA COLL, 4.700%, 05/20/16	1,338
3,940	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series A, Rev., AMT, 5.000%, 03/01/14	4,118
		6,067
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	RiverSouth Authority, RiverFront Area Redevelopment,
1,745	Series A, Rev., 5.250%, 06/01/14	1,940
500	Series A, Rev., 5.250%, 06/01/14	550
2,490	Series A, Rev., 5.250%, 06/01/14	2,709
		5,199
	Other Revenue — 0.7%
33,035	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	30,377
	Ohio State Building Authority, Adult Correctional Facilities,
2,510	Series B, Rev., 5.000%, 10/01/19	2,781
2,000	Series B, Rev., 5.000%, 10/01/19	2,197
		35,355
	Prerefunded — 0.3%
1,250	City of Cincinnati, GO, 5.375%, 12/01/10 (p)	1,299
1,800	City of Columbus, Series 1, GO, 5.500%, 11/15/10 (p)	1,885
5,510	Montgomery County, Catholic Health, Rev., 5.500%, 09/01/11 (p)	5,904
4,000	Ohio State Building Authority, Adult Correctional Facilities, Series A, Rev., 5.750%, 04/01/10 (p)	4,062
75	Ohio State Water Development Authority, Rev., 9.375%, 06/01/10 (p)	80
		13,230
	Resource Recovery — 0.0% (g)
2,050	Montgomery County, Solid Waste, Rev., NATL-RE, 5.500%, 11/01/10	2,057

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 0.3%
	City of Cleveland,
8,145	Series C, Rev., AGC, 5.000%, 01/01/17	8,831
2,800	Series C, Rev., AGC, 5.000%, 01/01/18	3,008
3,000	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/21	3,160
		14,999
	Utility — 0.1%
3,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	3,099
	Water & Sewer — 0.0% (g)
1,530	Ohio State Water Development Authority, Water Quality, Rev., 5.000%, 06/01/11	1,619
	Total Ohio	158,836
	Oklahoma — 0.4%
	Education — 0.3%
	Tulsa County Industrial Authority, Jenks Public School,
1,285	Rev., 5.500%, 09/01/14	1,477
5,790	Rev., 5.500%, 09/01/16	6,675
7,345	Rev., 5.500%, 09/01/17	8,478
		16,630
	Housing — 0.0% (g)
1,000	Oklahoma Housing Finance Agency, Homeownership Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.250%, 03/01/19	1,082
	Utility — 0.1%
1,470	Grand River Damn Authority, Series A, Rev., BHAC, 5.000%, 06/01/16	1,714
	Total Oklahoma	19,426
	Oregon — 0.6%
	Certificate of Participation/Lease — 0.1%
	Oregon State Department of Administrative Services,
1,685	Series A, COP, 5.000%, 05/01/19	1,847
2,200	Series A, COP, 5.000%, 05/01/19	2,392
		4,239
	General Obligation — 0.2%
5,000	Portland Community College District, GO, 5.000%, 06/15/13	5,655
4,555	Washington County School District No. 48J Beaverton, Series A, GO, AGM, 5.000%, 06/01/13	5,148
		10,803
	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
470	Oregon State Bond Bank, Economic & Community Development, Series B, Rev., NATL-RE, 5.300%, 04/05/10	477
	Prerefunded — 0.2%
	Lane County School District No. 40-Creswell,
5,405	GO, School Board Guaranty, 6.000%, 06/15/10 (p)	5,501
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.500%, 11/15/12 (p)	3,379
	Polk Marion & Benton School District No. 13J,
2,405	GO, AGM, 5.750%, 06/15/10 (p)	2,446
1,845	Washington County, GO, 5.500%, 06/01/11 (p)	1,964
		13,290
	Water & Sewer — 0.1%
2,545	City of Portland, Sewer System, Second Lien, Series B, Rev., 5.000%, 06/15/18	2,768
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien, Series 1, Rev., NATL-RE, FGIC, 5.750%, 10/01/11	1,128
		3,896
	Total Oregon	32,705
	Pennsylvania — 2.2%
	Education — 0.2%
5,000	Pennsylvania Higher Educational Facilities Authority, Series A, Rev., 5.000%, 09/01/19	5,851
	State Public School Building Authority, Delaware County Community College Project,
1,400	Rev., AGM, 5.000%, 04/01/18	1,531
1,065	Rev., AGM, 5.000%, 04/01/18	1,149
1,000	Rev., AGM, 5.000%, 04/01/18	1,071
		9,602
	General Obligation — 1.3%
8,070	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/13	9,131
	Altoona Area School District,
565	GO, AGM, 4.000%, 12/01/15	588
900	GO, AGM, 4.125%, 12/01/15	926
3,705	Commonwealth of Pennsylvania, Fourth Series, GO, 5.000%, 07/01/13	4,197
	Commonwealth of Pennsylvania, Second Series,
10,000	GO, 5.000%, 07/01/15	11,696
2,430	GO, 5.000%, 01/01/16 (p)	2,841

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   39

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
5,000	Series A, GO, 5.000%, 08/01/11	5,326
2,475	Delaware Valley School District, GO, AGM, 4.000%, 11/15/11	2,602
	Octorara Area School District,
3,120	Series B, GO, AGM, 4.000%, 06/01/19	3,285
3,780	Series B, GO, AGM, 4.250%, 06/01/19	3,939
3,230	Series B, GO, AGM, 4.250%, 06/01/19	3,346
1,415	Series B, GO, AGM, 5.000%, 06/01/16	1,631
1,635	Series B, GO, AGM, 5.000%, 06/01/18	1,880
210	Parkland School District, GO, NATL-RE, FGIC, 5.375%, 09/01/15	246
	Red Lion Area School District,
3,145	GO, AGM, 5.000%, 05/01/18	3,485
2,360	GO, AGM, 5.000%, 05/01/18	2,596
1,000	GO, AGM, 5.000%, 05/01/18	1,084
	West Mifflin Area School District,
2,065	GO, AGM, 5.000%, 10/01/18	2,229
2,000	GO, AGM, 5.000%, 10/01/18	2,143
2,000	GO, AGM, 5.375%, 10/01/18	2,186
500	GO, AGM, 5.500%, 10/01/18	563
		65,920
	Hospital — 0.4%
	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center,
3,000	Series A, Rev., 4.000%, 09/01/11	3,144
5,000	Series A, Rev., 5.000%, 09/01/16	5,572
2,150	Series A, Rev., 5.000%, 09/01/18	2,354
5,000	Series B, Rev., 5.000%, 06/15/14	5,258
5,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.951%, 06/01/10	3,820
		20,148
	Other Revenue — 0.1%
4,550	Delaware Valley Regional Financial Authority, Series A, Rev., AMBAC, 5.500%, 08/01/28	4,833
	Prerefunded — 0.0% (g)
800	Pennsylvania Higher Education Assistance Agency, Capital Acquisition, Rev., NATL-RE, 6.125%, 12/15/10 (p)	830
	Transportation — 0.1%
4,730	Pennsylvania Turnpike Commission, Sub Series A, Rev., AGC, 5.000%, 06/01/19	5,284
	Water & Sewer — 0.1%
5,000	Allegheny County Sanitation Authority, Sewer, Rev., NATL-RE, 5.375%, 12/01/11	5,144
	Total Pennsylvania	111,761
	Puerto Rico — 0.7%
	General Obligation — 0.1%
4,800	Commonwealth of Puerto Rico, GO, AMBAC-TCRS, 7.000%, 07/01/10	4,889
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, NATL-RE-IBC, Zero Coupon, 07/01/17	1,028
		5,917
	Prerefunded — 0.5%
3,500	Children’s Trust Fund, Tobacco Settlement, Rev., 5.750%, 07/01/10 (p)	3,567
1,935	Puerto Rico Highway & Transportation Authority, Series G, Rev., 5.000%, 07/01/13 (p)	2,194
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,498
10,000	Puerto Rico Public Finance Corp., Series E, Rev., CIFG-TCRS, AGM-CR, 6.000%, 08/01/26 (p)	12,713
		23,972
	Special Tax — 0.1%
	Puerto Rico Highway & Transportation Authority,
2,000	Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,389
3,000	Series AA, Rev., VAR, AGM, 5.000%, 07/01/10	3,031
		4,420
	Transportation — 0.0% (g)
2,500	Puerto Rico Highway & Transportation Authority, Series AA, Rev., NATL-RE, 5.500%, 07/01/18	2,678
	Total Puerto Rico	36,987
	South Carolina — 1.7%
	Education — 0.4%
	Charleston Educational Excellence Finance Corp., Charleston County School District Project,
4,105	Rev., 5.000%, 12/01/14	4,655
5,500	Rev., 5.000%, 12/01/14	6,012
3,000	Rev., 5.000%, 12/01/14	3,243
2,500	Rev., 5.000%, 12/01/14	2,667
4,000	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/16	4,223
		20,800

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — 0.5%
2,395	Charleston County, Transition Sales Tax, GO, 5.000%, 11/01/15	2,664
10,310	State of South Carolina, State School Facilities, Series A, GO, 4.250%, 04/05/10	10,437
	York County School District No. 1,
5,415	Series A, GO, 5.250%, 03/01/19	6,245
5,000	Series A, GO, 5.250%, 03/01/19	5,683
		25,029
	Hospital — 0.1%
	South Carolina Jobs & EDA, Hospital Facilities, Georgetown Memorial Hospital,
1,215	Rev., AMBAC, 5.500%, 04/05/10	1,230
290	Rev., RADIAN, 5.250%, 02/01/11	295
		1,525
	Other Revenue — 0.2%
	State of South Carolina Public Service Authority,
4,795	Series A, Rev., AMBAC, 5.000%, 01/01/14	5,199
2,705	Series D, Rev., AGM, 5.000%, 01/01/13	2,963
3,625	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 04/01/10	3,620
		11,782
	Prerefunded — 0.2%
5,560	Greenville County School District, Building Equity Sooner Tomorrow, Rev., 5.500%, 12/01/12 (p)	6,323
	South Carolina Jobs & EDA, Hospital Facilities, Improvement, Palmetto Health Alliance,
1,950	Series A, Rev., 7.000%, 12/15/10 (p)	2,040
3,000	Series A, Rev., 7.125%, 12/15/10 (p)	3,219
		11,582
	Utility — 0.2%
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	9,884
	Water & Sewer — 0.1%
4,610	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., 5.000%, 01/01/16	4,998
	Total South Carolina	85,600
	South Dakota — 0.0% (g)
	Prerefunded — 0.0% (g)
933	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	1,070
	Tennessee — 0.7%
	General Obligation — 0.2%
	City of Memphis, General Improvement,
4,475	GO, NATL-RE-IBC, 5.250%, 11/01/13	5,110
4,125	Series A, GO, NATL-RE, 5.000%, 11/01/15	4,669
		9,779
	Prerefunded — 0.2%
10,000	Shelby County, Public Improvement, Series A, GO, 5.625%, 04/01/10 (p)	10,053
	Utility — 0.3%
1,910	City of Lawrenceburg, Electric, Rev., NATL-RE, 6.625%, 07/01/18	2,314
	Tennessee Energy Acquisition Corp.,
12,000	Series A, Rev., 5.000%, 09/01/13	12,688
1,000	Series C, Rev., 5.000%, 02/01/17	1,031
		16,033
	Total Tennessee	35,865
	Texas — 7.1%
	Certificate of Participation/Lease — 0.1%
3,000	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 08/01/14	3,334
	Education — 0.7%
	El Paso County Community College District,
4,265	Rev., NATL-RE, 5.000%, 04/01/17	4,673
3,380	Rev., NATL-RE, 5.000%, 04/01/17	3,671
3,885	Houston Independent School District, Public Financing Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,757
2,400	Midland College District, GO, NATL-RE, FGIC, 5.000%, 02/15/15	2,594
2,015	Texas A&M University, Series A, Rev., 5.250%, 07/01/25	2,347
3,390	University of North Texas, Financing System, Series A, Rev., NATL-RE, FGIC, 5.000%, 04/15/12	3,427
	University of Texas,
12,000	Series A, Rev., 5.250%, 08/15/18	14,111
2,000	Series A, Rev., 5.250%, 08/15/18	2,331
		36,911
	General Obligation — 2.9%
2,000	Allen Independent School District, GO, PSF-GTD, 5.000%, 02/15/15	2,201
4,000	Bell County, Limited Tax, GO, 5.000%, 02/15/12	4,281

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   41

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	City of Cedar Park,
1,055	GO, AGM, 4.125%, 02/15/17	1,108
1,055	GO, AGM, 4.250%, 02/15/17	1,102
755	GO, AGM, 4.375%, 02/15/17	789
1,175	GO, AGM, 4.500%, 02/15/17	1,222
1,055	GO, AGM, 4.700%, 02/15/17	1,095
1,430	GO, AGM, 4.700%, 02/15/17	1,476
1,975	City of El Paso, GO, NATL-RE, 5.000%, 08/15/15	2,083
4,715	City of Garland, Series A, GO, 5.000%, 02/15/18	5,213
	City of Southlake,
2,050	GO, AMBAC, 5.000%, 02/15/13	2,218
1,695	GO, AMBAC, 5.000%, 02/15/13	1,839
2,740	GO, AMBAC, 5.000%, 02/15/13	2,963
2,340	GO, AMBAC, 5.000%, 02/15/13	2,511
1,215	Clear Creek Independent School District, School Building, GO, 5.250%, 02/15/18	1,332
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 5.000%, 02/15/16	1,150
1,000	GO, AGM, 5.000%, 02/15/17	1,152
2,500	Fort Bend County, GO, 5.000%, 03/01/18	2,782
	Fort Bend Independent School District,
1,000	GO, 4.000%, 02/15/13	1,087
1,000	GO, 5.000%, 02/15/12	1,083
3,500	GO, 5.000%, 02/15/19	4,026
1,500	Granbury Independent School District, GO, PSF-GTD, 5.000%, 08/01/15	1,655
	Granbury Independent School District, Capital Appreciation,
2,610	GO, PSF-GTD, Zero Coupon, 08/01/11	2,585
2,625	GO, PSF-GTD, Zero Coupon, 08/01/12	2,561
10,000	Gulf Coast Waste Disposal Authority, BP Products North America, GO, VAR, 2.300%, 09/03/13	10,152
	Harris County,
1,700	Series B, GO, 4.000%, 10/01/14	1,897
5,000	Series B, GO, 5.500%, 10/01/17	6,020
1,250	Harris County, Toll Road, Sub Lien, Series A, GO, NATL-RE, 6.500%, 08/15/13	1,476
	Irving Independent School District,
2,000	GO, PSF-GTD, 5.250%, 02/15/13	2,258
2,000	GO, PSF-GTD, 5.250%, 02/15/14	2,319
1,180	Katy Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/11	1,234
1,900	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	2,147
6,720	Leander Independent School District, GO, PSF-GTD, Zero Coupon, 04/05/10	5,515
	Lewisville Independent School District, School Building,
1,000	GO, 5.000%, 08/15/17	1,157
1,000	GO, 5.000%, 02/15/19	1,146
3,000	GO, 5.000%, 02/15/19	3,405
2,530	Longview Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/18	2,915
3,870	Longview Independent School District, School Building, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	3,191
	North East Independent School District, Capital Appreciation, School Building,
7,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	7,317
5,000	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	4,783
7,850	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	7,017
	Pasadena Independent School District, School Building,
1,000	GO, PSF-GTD, 4.750%, 02/15/17	1,091
3,080	GO, PSF-GTD, 4.750%, 02/15/17	3,338
1,105	GO, PSF-GTD, 5.000%, 02/15/17	1,298
2,505	Richardson Independent School District, GO, PSF-GTD, 5.000%, 02/15/14	2,719
1,000	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	1,120
	State of Texas, Public Finance Authority,
3,900	GO, 5.000%, 10/01/12	4,246
8,925	Series A, GO, 5.000%, 10/01/15	10,455
4,000	Series A, GO, 5.000%, 10/01/17	4,706
4,000	Series A, GO, 5.000%, 10/01/18	4,694
2,000	Series A, GO, 5.000%, 10/01/19	2,330
1,000	Series A, GO, 5.500%, 10/01/11	1,078
		150,538
	Hospital — 0.4%
	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System,
5,000	Series B, Rev., 7.200%, 12/01/14	5,421
7,345	Series B, Rev., 7.200%, 12/01/14	7,950
	Tarrant County Cultural Education Facilities Finance Corp., Health Resources,
3,500	Series A, Rev., 5.000%, 02/15/17	3,797
2,690	Series A, Rev., 5.000%, 02/15/17	2,883
		20,051

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — 0.0% (g)
20	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program, Rev., GNMA COLL, FHA/VA, 8.200%, 04/01/22	21
	Other Revenue — 0.1%
4,490	Lower Colorado River Authority, Transmission Services, Series A, Rev., NATL-RE, 5.000%, 05/15/16	4,710
	Prerefunded — 0.9%
1,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	832
3,595	City of Dallas, Waterworks & Sewer System, Rev., AGM, 5.375%, 04/01/13 (p)	4,083
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,090
4,600	Coastal Bend Health Facilities Development Corp., Rev., VAR, AMBAC, 5.929%, 11/15/13 (p)	5,395
	Harris County Flood Control District,
10,000	GO, 5.250%, 10/01/13 (p)	11,445
7,545	Series A, GO, 5.250%, 10/01/14 (p)	8,806
5,000	Harris County Hospital District, Rev., NATL-RE, 6.000%, 08/15/10 (p)	5,133
1,100	Hays Consolidated Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	1,033
4,000	Lubbock Health Facilities Development Corp., Methodist Hospital, Series B, Rev., AMBAC, 6.750%, 12/01/10 (p)	4,199
5,000	University of Texas, Series B, Rev., 5.000%, 07/01/14 (p)	5,770
		49,786
	Private Placement — 0.3%
	Pearland Independent School District,
7,500	Series B, Rev., 1.260%, 02/15/24 (f) (i)	7,498
7,500	Series B, Rev., 1.260%, 02/15/25 (f) (i)	7,498
		14,996
	Special Tax — 0.2%
10,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/16	11,128
	Transportation — 0.8%
	Dallas Area Rapid Transit, Senior Lien,
5,000	Rev., 5.000%, 12/01/18	5,647
1,195	Rev., 5.000%, 12/01/18	1,372
6,825	Series A, Rev., 5.000%, 12/01/17	7,976
8,950	Series A, Rev., 5.000%, 12/01/18	10,419
5,000	Series A, Rev., 5.000%, 06/01/19	5,679
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
3,500	Series A, Rev., 4.000%, 11/01/13	3,791
3,500	Series A, Rev., 5.000%, 11/01/13	3,904
1,000	Series A, Rev., 5.000%, 11/01/16	1,059
		39,847
	Utility — 0.2%
1,285	City of Austin, Capital Appreciation, Rev., NATL-RE, FGIC, Zero Coupon, 05/15/17	1,013
4,500	City of Austin, Electric Utilities System, Rev., NATL-RE, 5.250%, 05/15/13	4,894
5,200	Texas Municipal Power Agency, Rev., NATL-RE, 5.500%, 09/01/10	5,329
		11,236
	Water & Sewer — 0.5%
1,405	City of Dallas, Waterworks & Sewer System, Unrefunded Balance, Rev., AGM, 5.375%, 04/01/13	1,563
	City of Houston, Utilities Systems, First Lien,
1,000	Series A, Rev., AGM, 5.000%, 11/15/17	1,119
1,000	Series A, Rev., AGM, 5.000%, 11/15/17	1,109
3,000	Series A, Rev., NATL-RE, 5.250%, 05/15/14	3,411
6,140	Series A, Rev., NATL-RE, 5.250%, 05/15/14	6,527
2,290	North Texas Municipal Water District, Rev., 5.000%, 06/01/18	2,482
5,000	Tarrant Regional Water District, Rev., AGM, 5.375%, 03/01/13	5,590
3,750	Texas Water Development Board, State Revolving Fund, Senior Lien, Series A, Rev., 5.625%, 07/15/10	3,821
		25,622
	Total Texas	368,180
	Utah — 0.4%
	General Obligation — 0.0% (g)
1,315	Davis County School District, School Building Guarantee Program, GO, 5.000%, 06/01/13	1,485
10	Salt Lake City, Unrefunded Balance, GO, 5.500%, 06/15/10	10
		1,495
	Prerefunded — 0.1%
3,050	Intermountain Power Agency, Utah Power Supply, Series A, Rev., NATL-RE-IBC, 6.150%, 03/29/10 (p)	3,195

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   43

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
2,840	Salt Lake City, GO, 5.500%, 06/15/10 (p)	2,886
		6,081
	Utility — 0.1%
3,800	Intermountain Power Agency, Utah Power Supply, Series B, Rev., NATL-RE, 6.500%, 07/01/10	3,880
	Water & Sewer — 0.2%
9,400	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/19	10,211
450	Park City, Series B, Rev., 4.000%, 06/15/13	491
		10,702
	Total Utah	22,158
	Vermont — 0.0% (g)
	Prerefunded — 0.0% (g)
2,000	University of Vermont & State Agricultural College, Rev., AMBAC, 5.500%, 10/01/12 (p)	2,243
	Virgin Islands — 0.0% (g)
	Special Tax — 0.0% (g)
475	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.625%, 10/01/10	485
	Virginia — 1.6%
	Education — 0.2%
	Virginia College Building Authority, Public Higher Education Financing Program,
1,555	Series A, Rev., 5.000%, 09/01/14	1,806
1,000	Series A, Rev., 5.000%, 09/01/15	1,174
500	Series A, Rev., 5.000%, 09/01/16	587
4,985	Virginia College Building Authority, Washington & Lee University Project, Rev., NATL-RE, 5.250%, 01/01/26	5,931
		9,498
	General Obligation — 0.5%
	Chesterfield County EDA, Public Improvement,
3,575	Series A, GO, 5.000%, 01/01/17	4,223
3,575	Series A, GO, 5.000%, 01/01/18	4,228
10,000	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/19	11,774
2,425	Loudoun County, Public Improvements, Series B, GO, 5.000%, 12/01/15	2,868
		23,093
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
2,000	Chesterfield County EDA, Virginia Electric & Power, Series A, Rev., 5.000%, 05/01/19	2,141
12,065	Virginia Public Building Authority, Series A-1, Rev., 5.000%, 08/01/13	13,735
		15,876
	Other Revenue — 0.1%
5,265	Virginia Public School Authority, Series B, Rev., 5.000%, 08/01/13	5,980
	Prerefunded — 0.1%
4,300	Loudoun County, Public Improvements, Series A, GO, 5.000%, 11/01/12 (p)	4,765
	Transportation — 0.2%
	Virginia Commonwealth Transportation Board, Oak Grove Connector,
1,465	Series A, Rev., 5.000%, 05/15/16	1,693
1,495	Series A, Rev., 5.000%, 05/15/16	1,701
1,835	Series A, Rev., 5.000%, 05/15/16	2,067
1,520	Series A, Rev., 5.000%, 05/15/16	1,700
2,015	Series A, Rev., 5.000%, 05/15/16	2,239
	Virginia Commonwealth Transportation Board, Transportation District Program,
1,305	Series B, Rev., 5.000%, 05/15/16	1,484
1,260	Series B, Rev., 5.000%, 05/15/16	1,418
		12,302
	Water & Sewer — 0.2%
3,080	Fairfax County, Rev., 5.000%, 07/15/19	3,564
7,390	Virginia Resources Authority, Clean Water, Rev., 5.500%, 10/01/22	9,138
		12,702
	Total Virginia	84,216
	Washington — 1.5%
	General Obligation — 0.3%
1,315	City of Seattle, GO, 5.000%, 12/01/13	1,505
5,140	Snohomish County School District No. 6-Mukilteo, GO, NATL-RE, FGIC, 5.700%, 12/01/12	5,743
4,500	State of Washington, Series B & AT-7, GO, 6.400%, 06/01/17	5,465
		12,713

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hospital — 0.1%
3,450	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.250%, 08/15/18	3,663
	Other Revenue — 0.2%
21,835	Chelan County Public Utility District No. 1, Capital Appreciation, Series A, Rev., NATL-RE, Zero Coupon, 06/01/22	12,503
	Prerefunded — 0.2%
	Cowlitz County Public Utility District No. 1, Electric Distribution System,
1,105	Rev., AMBAC, 5.000%, 09/01/10 (p)	1,133
490	Rev., AMBAC, 5.000%, 09/01/11 (p)	523
1,230	Grant County Public Utility District No. 2-Priest Rapids, Series G, Rev., NATL-RE, 5.250%, 01/01/11 (p)	1,282
3,000	Kitsap County School District No. 400-North Kitsap, GO, School Board Guaranty, 5.000%, 06/01/11 (p)	3,175
3,525	Spokane & Whitman Counties School District No. 360-316 Cheney, GO, School Board Guaranty, 5.600%, 12/01/10 (p)	3,666
		9,779
	Transportation — 0.0% (g)
1,300	Port Grays Harbor, Rev., 6.375%, 04/05/10	1,303
	Utility — 0.7%
10,000	City of Seattle, Improvements, Rev., AGM, 5.500%, 03/01/11	10,469
4,590	City of Seattle, Power, Rev., 5.625%, 12/01/10	4,762
	Cowlitz County Public Utility District No. 1, Electric Distribution System, Unrefunded Balance,
1,240	Rev., AMBAC, 5.000%, 09/01/10	1,264
765	Rev., AMBAC, 5.000%, 09/01/11	807
3,000	Energy Northwest Electric, Project No. 1, Series A, Rev., AGM, 5.500%, 07/01/11	3,219
13,995	Grant County Public Utility District No. 2-Priest Rapids, Series H, Rev., AGM, 5.375%, 01/01/12	15,035
		35,556
	Water & Sewer — 0.0% (g)
1,300	King County, Sewer, Rev., AGM, 5.000%, 07/01/17	1,409
	Total Washington	76,926
	West Virginia — 1.4%
	Certificate of Participation/Lease — 0.1%
300	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., COP, 5.300%, 03/29/10 (f) (i)	302
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., COP, AGM, 5.750%, 03/29/10	1,147
1,000	West Virginia EDA, Capitol Parking Garage Project, Rev., COP, AMBAC, 5.625%, 04/05/10	1,024
1,000	West Virginia EDA, Correctional Juvenile, Series A, Rev., COP, NATL-RE, 5.500%, 06/01/12	1,083
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., COP, AMBAC, 5.250%, 07/01/12	2,149
		5,705
	Education — 0.3%
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., NATL-RE, 5.000%, 04/01/12	1,604
1,050	Series B, Rev., NATL-RE, FGIC, 5.000%, 04/01/14	1,116
1,000	West Virginia School Building Authority, Rev., 5.000%, 07/01/16	1,139
	West Virginia State Higher Education Interim Governing Board University, Marshall University,
1,235	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,288
1,000	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,039
1,020	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,055
3,040	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	3,164
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	816
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	768
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	724
1,000	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/14	1,076
		13,789
	General Obligation — 0.2%
1,915	Marshall County Board of Education, Public School, GO, NATL-RE, 5.000%, 05/01/17	2,171

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   45

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, NATL-RE, FGIC, Zero Coupon, 11/01/13	941
1,000	Series A, GO, NATL-RE, FGIC, Zero Coupon, 11/01/14	911
	State of West Virginia, Infrastructure,
2,000	GO, NATL-RE, FGIC, 5.000%, 11/01/14	2,323
1,075	Series B, GO, AMT, NATL-RE, FGIC, 5.750%, 11/01/12	1,145
1,000	State of West Virginia, State Roads, GO, NATL-RE, FGIC, 5.000%, 06/01/15	1,065
		8,556
	Hospital — 0.0% (g)
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., AGM, 5.250%, 02/15/14	1,033
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.000%, 06/01/15	1,635
		2,668
	Other Revenue — 0.1%
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/16	1,125
2,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/17	2,211
2,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/17	2,161
		5,497
	Prerefunded — 0.4%
525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.400%, 08/15/10 (p)	542
2,210	Harrison County, County Commission, Single Family Housing, Series A, SO, 6.250%, 05/15/10 (p)	2,236
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.375%, 06/01/10 (p)	749
3,260	Kanawha, Mercer & Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/14 (p)	2,715
12,400	Kanawha-Putnam County, City of Huntington—Charleston, Single Family Housing, Compound Interest—1984, Series A, Rev., Zero Coupon, 12/01/16 (p)	10,290
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.375%, 08/01/11 (p)	1,161
205	Marshall County, SO, 6.500%, 05/15/10 (p)	208
50	Monongalia County, Single Family Housing, Rev., 7.200%, 03/01/10 (p)	52
1,510	Raleigh, Fayette & Nicholas Counties, SO, 6.250%, 08/01/11 (p)	1,602
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.500%, 09/01/16 (p)	1,089
1,200	West Virginia Water Development Authority, Series A, Rev., AMBAC, 5.500%, 10/01/13 (p)	1,401
		22,045
	Transportation — 0.1%
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., AGM, 5.000%, 09/01/14	575
1,000	Series A, Rev., AGM, 5.000%, 09/01/15	1,154
	West Virginia State Parkways Economic Development & Tourism Authority,
1,000	Rev., NATL-RE, FGIC, 5.250%, 05/15/16	1,149
2,000	Rev., NATL-RE, FGIC, 5.250%, 05/15/19	2,295
		5,173
	Utility — 0.0% (g)
700	West Virginia EDA, Pollution Control, Appalachian Power Co., Amos, Series C, Rev., 4.850%, 09/04/13	741
	Water & Sewer — 0.2%
1,000	City of Clarksburg, Capital Appreciation, Water Improvement, Rev., AGM-CR, Radian-IBCC, Zero Coupon, 09/01/11	986
925	City of Fairmont, Waterworks, Rev., NATL-RE, 5.500%, 04/05/10	928
1,430	City of Parkersburg, WaterWorks & Sewer System, Series A, Rev., NATL-RE, FGIC, 5.000%, 08/01/15 (f) (i)	1,475
1,000	City of Wheeling, Waterworks & Sewer System, Rev., NATL-RE, FGIC, 5.400%, 04/05/10 (f) (i)	1,003
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., NATL-RE, FGIC, 5.000%, 11/01/15	1,211
2,275	Series B, Rev., AMBAC, 5.000%, 11/01/12	2,489
1,000	Series B, Rev., AMBAC, 5.000%, 11/01/13	1,119

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — Continued
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., AGM, 5.000%, 11/01/15	1,544
		10,755
	Total West Virginia	74,929
	Wisconsin — 1.5%
	General Obligation — 1.1%
	State of Wisconsin,
1,000	GO, 6.250%, 05/01/11	1,068
1,000	GO, 6.250%, 05/01/12	1,115
6,275	Series 1, GO, 5.500%, 11/01/11	6,786
24,500	Series 1, GO, NATL-RE, 5.000%, 05/01/15	27,518
7,905	Series 1, GO, NATL-RE, 5.250%, 05/01/14	9,177
5,000	Series 1, GO, NATL-RE, 5.250%, 05/01/15	5,874
5,000	Series 2, GO, NATL-RE, 5.000%, 05/01/14	5,754
		57,292
	Other Revenue — 0.1%
6,250	Wisconsin Health & Educational Facilities Authority, Carthage College Project, Rev., 5.950%, 05/01/19 (f) (i)	6,937
	Prerefunded — 0.1%
3,000	Fond Du Lac School District, GO, FGIC, 5.750%, 04/01/10 (p)	3,016
	Private Placement — 0.1%
6,250	Wisconsin Health & Educational Facilities Authority, Carthage College Project, Rev., 5.700%, 05/01/14 (f) (i)	6,636
	Water & Sewer — 0.1%
3,200	State of Wisconsin, Clean Water, Series 1, Rev., 5.100%, 06/01/12	3,333
	Total Wisconsin	77,214
	Total Municipal Bonds (Cost $4,646,929)	4,896,428

SHARES
Short-Term Investment — 5.0%
	Investment Company — 5.0%
259,937	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (m) (Cost $259,937)	259,937
	Total Investments — 99.8% (Cost $4,906,866)	5,156,365
	Other Assets in Excess of Liabilities — 0.2%	11,353
	NET ASSETS — 100.0%	$5,167,718

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   47

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 95.0%
	California — 0.6%
	General Obligation — 0.4%
2,000	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/11	1,981
2,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/13	2,318
		4,299
	Water & Sewer — 0.2%
1,500	Metropolitan Water District of Southern California, Series B, Rev., 5.000%, 07/01/18	1,698
	Total California	5,997
	Colorado — 0.3%
	Transportation — 0.3%
3,000	Denver City & County Apartments, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/11	3,194
	District of Columbia — 0.2%
	Certificate of Participation/Lease — 0.2%
1,500	District of Columbia, COP, NATL-RE, FGIC, 5.000%, 01/01/16	1,624
	Florida — 0.1%
	Water & Sewer — 0.1%
975	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15 (f) (i)	1,093
	Hawaii — 0.1%
	Water & Sewer — 0.1%
800	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/16	855
	Louisiana — 0.2%
	General Obligation — 0.2%
1,500	City of Shreveport, Series B, GO, NATL-RE, 5.250%, 03/01/17	1,711
	Massachusetts — 0.8%
	Prerefunded — 0.6%
5,000	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., 5.000%, 07/01/14 (p)	5,800
	Special Tax — 0.2%
2,000	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/17	1,250
	Total Massachusetts	7,050
	Michigan — 0.2%
	Housing — 0.2%
2,115	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.250%, 12/01/11	2,175
	New Jersey — 0.6%
	Other Revenue — 0.6%
	Hudson County Improvement Authority, Capital Appreciation,
1,105	Series A-1, Rev., NATL-RE, Zero Coupon, 12/15/17	811
1,435	Series A-1, Rev., NATL-RE, Zero Coupon, 12/15/18	985
3,500	New Jersey EDA, Motor Vehicle, Series A, Rev., NATL-RE, 5.250%, 07/01/14	3,847
	Total New Jersey	5,643
	New York — 89.1%
	Certificate of Participation/Lease — 9.3%
2,490	Erie County Industrial Development Agency, City of Buffalo Project, Rev., COP, AGM, 5.000%, 05/01/13	2,771
1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, Series A, COP, AMBAC, 5.625%, 04/05/10	1,014
1,230	New York State Dormitory Authority, Series A, Rev., COP, NATL-RE, FGIC, 5.000%, 07/01/13	1,306
2,900	New York State Dormitory Authority, City University System, 5th Generation, Series B, Rev., COP, 6.000%, 07/01/14	3,180
	New York State Dormitory Authority, City University System, CONS,
3,565	Series A, Rev., COP, AGM-CR, 5.750%, 07/01/13	3,794
13,000	Series A, Rev., COP, AMBAC-TCRS, 5.750%, 07/01/13	13,833
2,160	Series A, Rev., COP, NATL-RE, MBIA-IBC, Bank of New York, 6.000%, 07/01/20	2,530
1,295	New York State Dormitory Authority, Master Boces Program, Series A, Rev., COP, AGM, 5.000%, 08/15/11	1,378
1,000	New York State Dormitory Authority, Mental Health Services, Facilities Improvement, Rev., COP, 5.375%, 02/15/19	1,125
2,335	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., COP, 6.000%, 08/15/16	2,601
875	New York State Dormitory Authority, School Districts Financing Program, Series F, Rev., COP, NATL-RE, 6.500%, 10/01/20	1,026

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Certificate of Participation/Lease — Continued
1,520	New York State Dormitory Authority, Service Contract, Child Care Facilities, Series A, Rev., COP, 5.375%, 04/01/12	1,653
605	New York State Dormitory Authority, Special Act School Districts Program, Rev., COP, NATL-RE, 5.300%, 04/05/10	613
1,825	New York State Dormitory Authority, State University Additional Facilities, Series C, Rev., COP, AGM, 5.750%, 05/15/17	2,184
	New York State Dormitory Authority, State University Educational Facilities,
2,250	Rev., COP, NATL-RE, 6.000%, 05/15/10	2,299
3,725	Series A, Rev., COP, NATL-RE, FGIC-TCRS, 5.500%, 05/15/13	3,997
5,000	Series A, Rev., COP, NATL-RE-IBC, 5.250%, 05/15/15	5,623
4,800	Series A, Rev., COP, NATL-RE-IBC, 5.500%, 05/15/10	4,853
1,050	Series A, Rev., COP, NATL-RE-IBC, Bank of New York, 5.250%, 05/15/21	1,177
1,500	New York State Urban Development Corp., Series D, Rev., COP, 5.375%, 01/01/19	1,685
3,045	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., COP, AGM, 5.250%, 01/01/14	3,282
2,000	New York State Urban Development Corp., Correctional Facilities, Series A, Rev., COP, AMBAC-TCRS, 5.500%, 01/01/14	2,144
	New York State Urban Development Corp., Service Contract,
3,500	Series A, Rev., COP, AGM, 5.000%, 01/01/18	4,031
3,000	Series B, Rev., COP, 5.250%, 07/01/18	3,233
2,000	Series B, Rev., COP, 5.250%, 07/01/18	2,183
7,000	Series C, Rev., COP, 5.000%, 07/01/18	7,431
	New York State Urban Development Corp., State Facilities,
1,000	Rev., COP, 5.600%, 04/01/15	1,109
5,450	Rev., COP, NATL-RE, MBIA-IBC, 5.750%, 04/01/11	5,757
1,345	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., VAR, COP, 5.500%, 01/01/11	1,399
		89,211
	Education — 7.0%
1,020	Allegany County Industrial Development Agency, Alfred University, Civic Facilities, Rev., NATL-RE, 5.250%, 04/05/10	1,033
	Amherst Industrial Development Agency, Faculty-Student Housing Corp.,
1,175	Series A, Rev., AMBAC, 5.500%, 08/01/11 (f) (i)	1,240
1,000	Series B, Rev., AMBAC, 5.500%, 11/01/11 (f) (i)	1,056
1,290	Series B, Rev., AMBAC, 5.750%, 08/01/10	1,330
	New York City Transitional Finance Authority, Fiscal Year 2009,
2,800	Series S-3, Rev., 5.250%, 01/15/19	3,047
2,000	Series S-5, Rev., 5.000%, 01/15/19	2,235
4,875	Series S-5, Rev., 5.000%, 01/15/19	5,397
1,000	New York Mortgage Agency, Higher Education, Rev., 4.000%, 11/01/14	1,060
115	New York State Dormitory Authority, Canisius College, Rev., NATL-RE, 4.950%, 07/01/11	118
2,500	New York State Dormitory Authority, City University System, 5th Generation, Rev., NATL-RE-IBC, 5.000%, 07/01/16	2,681
	New York State Dormitory Authority, Cornell University,
1,000	Series A, Rev., 5.000%, 07/01/19	1,132
1,180	Series A, Rev., 5.000%, 07/01/19	1,325
2,000	Series A, Rev., 5.000%, 07/01/19	2,230
5,000	New York State Dormitory Authority, Education, Series A, Rev., 5.000%, 03/15/19	5,572
1,000	New York State Dormitory Authority, Fordham University, Rev., AMBAC, 5.000%, 07/01/14	1,110
95	New York State Dormitory Authority, Long Island University, Unrefunded Balance, Rev., RADIAN, 5.000%, 04/05/10	97
1,770	New York State Dormitory Authority, Manhattan College, Rev., RADIAN, 5.500%, 07/01/10	1,792
	New York State Dormitory Authority, New York University,
500	Series 1, Rev., AMBAC, 5.500%, 07/01/14	579
1,455	Series 1, Rev., AMBAC, 5.500%, 07/01/18	1,709
1,730	Series 1, Rev., AMBAC, 5.500%, 07/01/21	2,055
1,000	Series 1, Rev., AMBAC, 5.500%, 07/01/22	1,187
2,900	Series 1, Rev., AMBAC, 5.500%, 07/01/23	3,458
1,570	Series 1, Rev., AMBAC, 5.500%, 07/01/24	1,873
2,280	Series 1, Rev., AMBAC, 5.500%, 07/01/25	2,725
8,360	Series A, Rev., AMBAC, 5.750%, 07/01/13	9,607
1,200	Series A, Rev., NATL-RE, 5.750%, 07/01/11	1,282
1,000	Series A, Rev., NATL-RE, 5.750%, 07/01/15	1,179
3,500	Series A, Rev., NATL-RE, 5.750%, 07/01/16	4,145

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   49

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Education — Continued
1,000	New York State Dormitory Authority, School Districts Financing Program, Series A, Rev., AGC, 5.000%, 10/01/19	1,082
1,235	New York State Dormitory Authority, Siena College, Rev., NATL-RE, 5.000%, 07/01/11	1,304
1,830	New York State Dormitory Authority, State University Dormitory Facilities, Rev., 5.000%, 07/01/17	2,032
450	New York State Dormitory Authority, Unrefunded Balance, Series C, Rev., 7.375%, 05/15/10	457
		67,129
	General Obligation — 18.2%
2,380	Arlington Central School District, Series A, GO, 5.000%, 05/15/19	2,722
	Brockport Central School District,
1,660	GO, NATL-RE, FGIC, 5.500%, 06/15/13	1,899
1,100	GO, NATL-RE, FGIC, 5.500%, 06/15/14	1,286
1,660	GO, NATL-RE, FGIC, 5.500%, 06/15/15	1,966
685	GO, NATL-RE, FGIC, 5.750%, 06/15/17	824
450	Bronxville Union Free School District, GO, 5.250%, 10/15/10	465
	Burnt Hills-Ballston Lake Central School District,
95	GO, NATL-RE, FGIC, 5.400%, 04/05/10	96
50	GO, NATL-RE, FGIC, 5.500%, 04/05/10	51
60	GO, NATL-RE, FGIC, 5.500%, 04/05/10	61
1,000	Canandaigua City School District, Series A, GO, AGM, 5.375%, 04/01/12	1,093
	Clarkstown Central School District,
605	GO, AGM, 5.000%, 04/15/13	683
255	GO, AGM, 5.250%, 04/15/14	292
	Cleveland Hill Union Free School District, Unrefunded Balance,
570	GO, NATL-RE, FGIC, 5.500%, 04/05/10	578
1,650	Erie County, Public Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 09/01/12 (f) (i)	1,704
285	Fayetteville-Manlius Central School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	312
	Genesee Country, Public Improvement,
1,350	GO, 4.000%, 04/15/14 (w)	1,485
1,000	GO, 4.000%, 04/15/15 (w)	1,101
	Goshen Central School District,
1,050	GO, NATL-RE, FGIC, 5.000%, 06/15/16	1,216
1,050	GO, NATL-RE, FGIC, 5.000%, 06/15/17	1,218
1,000	GO, NATL-RE, FGIC, 5.000%, 06/15/19	1,155
1,240	Half Hollow Hills Central School District, GO, XLCA, 5.000%, 06/15/18	1,450
1,665	Hewlett-Woodmere Union Free School District, GO, 4.000%, 11/01/18	1,706
1,000	Ilion Central School District, Series B, GO, NATL-RE, FGIC, 5.000%, 06/15/12	1,095
	Mahopac Central School District,
805	Series B, GO, NATL-RE, 5.600%, 06/15/10	825
	Monroe County, Public Improvement,
1,050	GO, 6.000%, 03/01/13	1,180
1,030	GO, NATL-RE, FGIC, 5.000%, 03/01/12	1,081
100	GO, NATL-RE, FGIC, 5.000%, 03/01/12	104
335	GO, NATL-RE-IBC, 6.000%, 03/01/15	391
1,000	GO, NATL-RE-IBC, 6.000%, 03/01/18	1,172
280	Monroe Woodbury Central School District, GO, AGM, 5.000%, 04/15/14	322
	Nassau County,
2,160	Series A, GO, AGC, 5.000%, 05/01/17	2,511
4,920	Series A, GO, AGC, 5.000%, 05/01/19	5,533
4,280	Series C, GO, AGC, 5.000%, 10/01/19	4,750
1,000	Series C, GO, AGM, 5.000%, 07/01/18	1,114
2,000	Series E, GO, AGC, 4.000%, 06/01/15	2,218
2,000	Series F, GO, 5.000%, 10/01/19	2,289
	New Rochelle City School District,
1,100	GO, AGC, 5.000%, 12/01/15	1,280
450	Series A, GO, AGM, 5.000%, 12/15/10	467
	New York City,
3,000	Series A-1, GO, 5.250%, 08/15/18	3,312
4,000	Series B, GO, NATL-RE, FGIC-TCRS, 5.750%, 08/01/12	4,423
3,000	Series C, GO, 5.000%, 01/01/17	3,276
2,000	Series C, GO, 5.000%, 08/01/17	2,281
2,000	Series C, GO, 5.000%, 08/01/19	2,267
2,000	Series C, GO, 5.000%, 08/01/19	2,210
2,000	Series C, GO, 5.000%, 08/01/19	2,187
5,000	Series D, GO, 5.000%, 02/01/17	5,673
5,000	Series E, GO, AGM, 5.000%, 11/01/14	5,512
2,640	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12	2,933
2,500	Series G, GO, 5.000%, 12/01/14	2,708
3,000	Series G, GO, 5.000%, 02/01/16	3,239
3,000	Series H, GO, 5.000%, 08/01/14	3,360
2,000	Series H-1, GO, 5.125%, 03/01/19	2,183
5,000	Series J, GO, NATL-RE, 5.250%, 05/15/14	5,582
1,000	Series J, Sub Series J-1, GO, AGM, 5.000%, 06/01/16	1,093
2,500	Series P, GO, NATL-RE, 5.000%, 08/01/15	2,797
2,000	Sub Series B-1, GO, 5.250%, 09/01/18	2,187
3,000	Sub Series B-1, GO, 5.250%, 09/01/18	3,300

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	General Obligation — Continued
3,535	Sub Series F-1, GO, XLCA, 5.000%, 09/01/15	3,856
1,000	Sub Series J-1, GO, 5.000%, 05/15/19	1,083
3,000	Sub Series L-1, GO, 5.000%, 04/01/18	3,248
4,330	Sub Series L-1, GO, 5.000%, 04/01/18	4,624
4,000	New York City, Fiscal Year 2008, Series A-1, GO, 5.000%, 08/01/17	4,486
440	Niagara County, Public Improvement, GO, NATL-RE, 5.750%, 07/15/14	519
545	Ogdensburg Enlarged City School District, GO, NATL-RE, 4.500%, 06/15/11	571
1,010	Oneida County, GO, NATL-RE, FGIC, 5.500%, 03/15/11	1,064
	Onondaga County,
3,050	Series A, GO, 5.000%, 03/01/19	3,420
4,630	Series A, GO, 5.250%, 05/15/11	4,940
	Onondaga County, Unrefunded Balance,
975	Series A, GO, 5.000%, 05/01/11	1,030
580	Series A, GO, 5.000%, 05/01/12	635
1,960	Series A, GO, 5.000%, 05/01/12	2,136
890	Series A, GO, 5.250%, 05/15/11	950
515	Series A, GO, 5.250%, 05/15/11	542
160	Series A, GO, 5.250%, 05/15/11	171
870	Orange County, GO, 3.000%, 07/01/14	933
1,500	Oyster Bay, Public Improvement, Series A, GO, 5.000%, 02/15/16	1,763
775	Red Creek Central School District, GO, AGM, 5.500%, 06/15/12	845
	State of New York,
2,000	Series A, GO, 3.000%, 03/01/16 (w)	2,105
5,000	Series A, GO, 5.000%, 02/15/19	5,437
4,000	Series C, GO, 5.000%, 04/15/15	4,510
6,260	Series C, GO, 5.000%, 04/15/15	7,143
	Suffolk County, Public Improvement,
1,150	Series B, GO, 4.500%, 11/01/14	1,303
2,675	Series C, GO, 4.000%, 10/15/19	2,859
1,550	Series C, GO, NATL-RE, 5.250%, 07/15/12	1,701
1,215	Series C, GO, NATL-RE, 5.250%, 07/15/12	1,332
1,085	Webster Central School District, Series B, GO, AGM, 4.250%, 10/01/14	1,223
		174,647
	Hospital — 2.8%
3,000	New York State Dormitory Authority, FHA Insured Mortgage Montefiore Hospital, Rev., 5.000%, 02/01/18	3,180
410	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., NATL-RE, 5.500%, 08/01/10	422
2,305	New York State Dormitory Authority, Long Island Jewish Medical Center, Series A, Rev., 5.000%, 11/01/16	2,461
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center,
1,000	Series C, Rev., NATL-RE, 5.500%, 07/01/23	1,142
370	Series C, Rev., NATL-RE, 5.750%, 07/01/19	442
4,875	Sub Series A2, Rev., 5.000%, 07/01/18	5,158
3,000	New York State Dormitory Authority, Municipal Health Facility, Series 2, Sub Series 2, Rev., 5.000%, 01/15/18	3,256
	Westchester County Healthcare Corp., County Guaranteed,
2,870	Sub Series B, Rev., 5.200%, 11/01/10	2,952
8,115	Sub Series B, Rev., 5.250%, 11/01/10	8,351
		27,364
	Housing — 0.6%
2,000	New York City Housing Development Corp., Capital Funding Program, Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/15	2,152
	New York Mortgage Agency, Homeowner Mortgage,
1,000	Series 143, Rev., AMT, 4.750%, 04/01/17	1,003
2,485	Series 156, Rev., 5.000%, 10/01/18	2,590
		5,745
	Industrial Development Revenue/Pollution Control Revenue — 2.1%
4,290	New York City Industrial Development Agency, Stock Exchange Project, Series A, Rev., 5.000%, 05/01/19	4,585
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance,
425	Series B, Rev., 5.200%, 05/15/14	460
460	Series NYC-02, Rev., 5.750%, 06/15/11	492
700	Series NYC-02, Rev., 5.750%, 06/15/12	779
5,315	New York State Environmental Facilities Corp., State Water Revolving Fund, Series E, Rev., NATL-RE, 6.000%, 06/15/12	5,901
	New York State Urban Development Corp., State Personal Income Tax,
1,000	Series C, Rev., 4.000%, 12/15/14	1,114
1,000	Series C, Rev., 4.000%, 12/15/15	1,113
2,400	Series C, Rev., 4.000%, 12/15/16	2,652

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   51

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — Continued
1,100	Series C, Rev., 5.000%, 12/15/15	1,285
1,350	Series C, Rev., 5.000%, 12/15/16	1,576
		19,957
	Other Revenue — 5.9%
2,500	Erie County Industrial Development Agency, City School District, Buffalo Project, Series A, Rev., AGM, 5.750%, 05/01/18	2,883
	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center, Inc. Project,
1,640	Series A, Rev., AGM, 5.000%, 05/15/13	1,809
750	Series A, Rev., AGM, 5.000%, 05/15/13	822
	New York City Transitional Finance Authority, Future Tax Secured,
2,000	Series D, Rev., 5.000%, 11/01/15	2,329
2,000	Series D, Rev., 5.000%, 11/01/16	2,329
1,695	New York City, Armenian Museum of Natural History, Series A, Rev., 5.000%, 04/01/18	1,965
1,000	New York Municipal Bond Bank Agency, Rev., 4.000%, 12/15/15	1,117
5,000	New York State Dormitory Authority, Court Facilities Lease, New York City Issue, Rev., AMBAC, 5.500%, 05/15/26	5,608
3,000	New York State Dormitory Authority, Education, Series B, Rev., AMBAC, 5.500%, 03/15/25	3,599
4,500	New York State Local Government Assistance Corp., Series A-5/6, Rev., 5.000%, 04/01/18	5,244
1,125	New York State Thruway Authority, Local Highway & Bridge Trust Fund, Rev., 5.000%, 04/01/14	1,276
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
3,000	Series A-2, Rev., NATL-RE, 5.500%, 03/15/23	3,592
5,000	Series A-2, Rev., NATL-RE, 5.500%, 03/15/25	5,998
3,165	New York State Urban Development Corp., Service Contract, Series B, Rev., 5.000%, 07/01/18	3,513
	Suffolk County Water Authority,
1,365	Series A, Rev., 5.000%, 06/01/14	1,567
1,395	Series A, Rev., 5.000%, 06/01/15	1,617
1,155	Syracuse Industrial Development Agency, Syracuse City School District, Series A, Rev., AGM, 5.000%, 05/01/18	1,282
5,000	Tobacco Settlement Financing Authority, Asset Backed, Series A-1, Rev., AMBAC, 5.250%, 06/01/13	5,336
1,435	TSASC, Inc., Series 1, Rev., 4.750%, 06/01/16	1,377
	United Nations Development Corp.,
2,000	Series A, Rev., 5.000%, 07/01/19	2,160
1,000	Series A, Rev., 5.000%, 07/01/19	1,076
		56,499
	Prerefunded — 7.3%
500	Attica Central School District, GO, AGM, 5.000%, 06/15/10 (p)	507
1,450	Byram Hills Central School District, GO, 5.000%, 11/15/10 (p)	1,515
70	Irvington Union Free School District, GO, AGM, 5.000%, 04/01/11 (p)	74
	Long Island Power Authority, Electric Systems,
5,250	Series A, Rev., AGM, 5.500%, 12/01/12 (p)	5,928
1,875	Series A, Rev., AGM, 5.500%, 12/01/13 (p)	2,182
	Massapequa Union Free School District,
2,180	Series A, GO, AGM, 5.375%, 06/15/10 (p)	2,237
2,485	Series A, GO, AGM, 5.400%, 06/15/10 (p)	2,550
3,135	Series A, GO, AGM, 5.700%, 06/15/10 (p)	3,219
	Metropolitan Transportation Authority, Dedicated Tax Fund,
10,860	Series A, Rev., FGIC, 4.750%, 10/01/15 (p)	12,668
5,400	Series A, Rev., NATL-RE, 6.250%, 04/01/11 (p)	5,754
	New York City Transitional Finance Authority, Future Tax Secured,
425	Series B, Rev., 5.500%, 02/01/11 (p)	450
7,305	Series B, Rev., 6.125%, 05/15/10 (p)	7,474
695	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 6.125%, 05/15/10 (p)	711
	New York State Dormitory Authority, Columbia University,
4,770	Series A, Rev., 5.250%, 07/01/11 (p)	5,130
5	New York State Dormitory Authority, Mental Health Services, Series B, Rev., 6.000%, 08/15/16 (p)	6
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund,
1,590	Series A, Rev., 5.750%, 06/15/11 (p)	1,701
1,000	Series A, Rev., 5.750%, 06/15/12 (p)	1,117
2,950	Series NYC-02, Rev., 5.750%, 06/15/11 (p)	3,157
5,500	New York State Urban Development Corp., Personal Income Tax, State Facilities, Series A, Rev., 5.375%, 03/15/12 (p)	6,037
45	New York State Urban Development Corp., Youth Facilities Services Contract, Series B, Rev., 5.875%, 04/01/10 (p)	46

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Prerefunded — Continued
	Onondaga County,
200	Series A, GO, 5.000%, 05/01/11 (p)	211
510	Series A, GO, 5.000%, 05/01/12 (p)	558
	Rondout Valley Central School District,
195	GO, AGM, 5.125%, 03/01/17 (p)	197
865	GO, AGM, 5.250%, 03/01/18 (p)	874
930	GO, AGM, 5.250%, 03/01/19 (p)	940
275	Shenendehowa Central School District, Clifton Park, GO, AGM, 5.500%, 07/15/11 (p)	294
	Town of Brookhaven, Public Improvement, GO, AMBAC, 5.300%
1,000	11/15/10 (p)	1,047
	Triborough Bridge & Tunnel Authority, General Purpose,
100	Series A, Rev., 4.750%, 01/01/16 (p)	116
3,595	Series X, Rev., 6.625%, 01/01/12 (p)	3,871
		70,571
	Resource Recovery — 0.1%
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems, Rev., AGM, 5.500%, 04/01/11	1,054
	Special Tax — 13.4%
	Nassau County Interim Finance Authority,
1,000	Series A, Rev., 5.000%, 05/15/19	1,159
1,000	Series A, Rev., 5.000%, 05/15/19	1,149
3,000	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., FGIC, AGM-CR , 5.000%, 01/15/17	3,241
	New York City Transitional Finance Authority, Fiscal Year 2009,
1,500	Series S-3, Rev., 5.000%, 01/15/19	1,611
1,500	Series S-4, Rev., 5.125%, 01/15/19	1,625
	New York City Transitional Finance Authority, Future Tax Secured,
1,545	Series A, Rev., 5.000%, 05/01/19	1,689
3,000	Series A, Rev., 5.000%, 05/01/19	3,341
1,170	Series A, Rev., 5.250%, 05/01/19	1,379
4,700	Series A, Rev., VAR, 5.500%, 11/01/11	5,054
1,000	Series B, Rev., 5.000%, 05/01/17	1,136
3,000	Series B, Rev., 5.000%, 05/01/17	3,347
2,845	Series B, Rev., 5.000%, 11/01/19	3,213
5,000	Sub Series C-1, Rev., 5.000%, 11/01/17	5,678
50	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.500%, 02/01/11	53
2,000	New York City Transitional Finance Authority, Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/16	2,329
	New York Local Government Assistance Corp.,
6,000	Series A-5/6, Rev., 5.500%, 04/01/19	7,236
5,000	Series C, Rev., 5.000%, 04/01/14	5,730
2,000	Series E, Rev., AGM-CR, 6.000%, 04/01/14	2,276
	New York Local Government Assistance Corp., Senior Lien,
3,000	Series A, Rev., 5.000%, 04/01/17	3,441
2,500	Series A, Rev., 5.000%, 04/01/18	2,844
	New York State Dormitory Authority,
4,000	Series A, Rev., 5.250%, 02/15/19	4,534
3,000	Series A, Rev., 5.250%, 02/15/19	3,381
3,455	Series B, Rev., 5.250%, 02/15/19	3,983
	New York State Dormitory Authority, Education,
2,000	Series B, Rev., 5.000%, 03/15/19	2,290
5,270	Series B, Rev., 5.000%, 03/15/19	5,929
3,100	Series C, Rev., 5.000%, 03/15/18	3,400
3,000	Series C, Rev., 5.000%, 03/15/18	3,274
5,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.000%, 03/15/19	5,625
	New York State Environmental Facilities Corp.,
1,725	Series A, Rev., 5.000%, 12/15/16	1,981
1,000	Series A, Rev., 5.000%, 12/15/18	1,121
1,000	Series A, Rev., 5.250%, 12/15/17	1,186
2,000	Series A, Rev., 5.250%, 12/15/18	2,367
	New York State Housing Finance Agency, Economic Development & Housing,
560	Series A, Rev., 3.000%, 03/15/14	597
2,890	Series A, Rev., 5.000%, 03/15/19	3,161
2,705	Series A, Rev., 5.000%, 03/15/19	2,937
1,295	Series A, Rev., 5.000%, 03/15/19	1,425
	New York State Thruway Authority,
2,455	Series A, Rev., 5.000%, 09/15/17	2,717
1,325	Series A, Rev., 5.000%, 09/15/17	1,505
3,700	Series A, Rev., 5.250%, 03/15/19	4,361
2,250	New York State Urban Development Corp., Series A-1, Rev., 5.000%, 12/15/18	2,489
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
5,045	Series A-1, Rev., 5.000%, 12/15/17	5,635
5,000	Series A-1, Rev., 5.000%, 12/15/17	5,465
1,500	Series A-2, Rev., NATL-RE, 5.500%, 03/15/19	1,797
		128,691

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   53

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 14.6%
	Metropolitan Transportation Authority, Dedicated Tax Fund,
2,000	Series 2008C, Rev., 6.250%, 11/15/18	2,320
1,000	Series A, Rev., 5.100%, 11/15/18	1,102
1,000	Series A, Rev., 5.125%, 11/15/18	1,096
1,000	Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/17	1,161
1,000	Series B, Rev., 5.250%, 11/15/19	1,123
2,000	Series B, Rev., 5.250%, 11/15/19	2,230
	Metropolitan Transportation Authority, Service Contract,
16,920	Series A, Rev., 5.750%, 07/01/16	19,954
4,750	Series A, Rev., AGM-CR, 5.750%, 01/01/18	5,599
1,000	Metropolitan Transportation Authority, Transportation Facilities, Series F, Rev., 5.000%, 11/15/15	1,135
	New York State Thruway Authority,
5,000	Series A, Rev., 5.000%, 03/15/17	5,812
1,550	Series A, Rev., 5.000%, 03/15/19	1,775
3,000	Series A-1, Rev., 5.000%, 04/01/19	3,246
8,695	Series B, Rev., 5.000%, 10/01/18	9,598
	New York State Thruway Authority, Local Highway & Bridge Trust Fund,
2,000	Rev., 5.000%, 04/01/17	2,256
2,000	Rev., 5.000%, 04/01/19	2,244
2,000	Rev., 5.000%, 10/01/19	2,245
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
2,500	Series A, Rev., 5.000%, 04/01/17	2,762
1,500	Series A, Rev., 5.000%, 04/01/18	1,654
2,500	Series A, Rev., AMBAC, 5.000%, 04/01/16	2,712
1,000	Series A, Rev., NATL-RE, 5.000%, 04/01/15	1,065
2,500	Series B, Rev., 5.000%, 10/01/17	2,726
5,000	Series B, Rev., 5.000%, 10/01/17	5,377
5,000	Series B, Rev., AGM, 5.000%, 04/01/15	5,751
2,875	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	3,261
5,000	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	5,615
2,000	Series H, Rev., NATL-RE, 5.000%, 01/01/18	2,197
3,000	Series H, Rev., NATL-RE, 5.000%, 01/01/18	3,279
585	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Series A, Rev., NATL-RE, 5.500%, 04/01/10	588
1,665	Niagara Falls Bridge Commission, Tolls, Series B, Rev., NATL-RE, FGIC, 5.250%, 10/01/15	1,778
	Port Authority of New York & New Jersey, CONS,
3,000	147th Series, Rev., NATL-RE, FGIC, 5.000%, 04/15/17	3,082
1,500	149th Series, Rev., 5.000%, 11/15/17	1,713
4,000	151st Series, Rev., 5.250%, 03/15/18	4,160
5,000	152nd Series, Rev., 5.000%, 05/01/18	5,125
	Triborough Bridge & Tunnel Authority, General Purpose,
6,305	Series A, Rev., 5.000%, 11/15/17	7,018
1,500	Series A-2, Rev., 5.000%, 11/15/18	1,659
4,900	Series C, Rev., 5.000%, 11/15/18	5,523
3,800	Series C, Rev., 5.000%, 11/15/18	4,208
5,000	Series D, Rev., 5.000%, 11/15/18	5,501
		139,650
	Utility — 1.8%
	Long Island Power Authority, Electric Systems,
2,500	Series A, Rev., NATL-RE, FGIC, 5.000%, 06/01/16	2,688
2,000	Series B, Rev., 5.625%, 04/01/19	2,218
1,000	Series D, Rev., NATL-RE, 5.000%, 09/01/16	1,106
3,300	Series E, Rev., BHAC-CR, FGIC, 5.000%, 12/01/16	3,655
1,000	Series E, Rev., NATL-RE, FGIC, 5.000%, 12/01/16	1,091
5,000	Long Island Power Authority, Electric Systems, Capital Appreciation, Series A, Rev., AGM, Zero Coupon, 06/01/21	3,346
2,500	New York Power Authority (The), Series C, Rev., NATL-RE, 5.000%, 11/15/17	2,808
		16,912
	Water & Sewer — 6.0%
	Nassau County Sewer & Storm Water Finance Authority,
870	Series B, Rev., NATL-RE, 5.000%, 10/01/14	925
700	Series B, Rev., NATL-RE, 5.000%, 10/01/14	740
2,500	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/18	2,809
	New York City Municipal Water Finance Authority, 2nd Generation, Fiscal Year 2010,
1,000	Series BB, Rev., 5.000%, 06/15/14	1,144
2,000	Series BB, Rev., 5.000%, 06/15/19	2,254
	New York City Municipal Water Finance Authority, Water & Sewer System,
3,000	Series AA, Rev., 5.000%, 06/15/18	3,324
7,355	Series B, Rev., 5.000%, 06/15/14	8,188
1,500	Series B, Rev., 5.000%, 06/15/14	1,675

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — Continued
5,330	New York City Municipal Water Finance Authority, Water & Sewer System, 2nd Generation Resolution, Series BB, Rev., 5.000%, 06/15/16	5,911
	New York State Environmental Facilities Corp.,
1,450	Series A, Rev., 5.000%, 06/15/14	1,669
1,000	Series A, Rev., 5.000%, 06/15/15	1,162
1,485	Series A, Rev., 5.000%, 06/15/20	1,644
1,015	New York State Environmental Facilities Corp., Municipal Water Revolving Fund, Series E, Rev., 5.000%, 06/15/14	1,175
2,000	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds, Series E, Rev., 5.375%, 06/15/12	2,186
4,175	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Pooled Financing, Series B, Rev., 5.500%, 10/15/25	5,197
3,125	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution, Series I, Rev., 5.000%, 06/15/13	3,504
	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance,
4,425	Series B, Rev., 5.625%, 04/05/10	4,487
9,140	Series B, Rev., 5.700%, 04/05/10	9,270
		57,264
	Total New York	854,694
	Ohio — 0.4%
	Housing — 0.1%
1,260	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	1,270
	Other Revenue — 0.3%
2,680	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,464
	Total Ohio	3,734
	Puerto Rico — 1.2%
	General Obligation — 0.6%
4,000	Commonwealth of Puerto Rico, GO, NATL-RE, 5.750%, 07/01/11	4,204
	Commonwealth of Puerto Rico, Public Improvement,
1,120	GO, AGM-CR, 5.500%, 07/01/12	1,209
210	Series A, GO, 5.500%, 07/01/18	224
		5,637
	Other Revenue — 0.2%
1,470	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed, Unrefunded Balance, Series C, Rev., 5.500%, 07/01/12	1,554
	Transportation — 0.4%
	Puerto Rico Highway & Transportation Authority,
2,000	Series AA, Rev., NATL-RE, 5.500%, 07/01/18	2,143
1,105	Series Z, Rev., AGM, 6.250%, 07/01/16	1,296
		3,439
	Utility — 0.0% (g)
475	Puerto Rico Electric Power Authority, Series KK, Rev., AGM, 5.250%, 07/01/13	519
	Total Puerto Rico	11,149
	Texas — 0.4%
	General Obligation — 0.4%
1,750	Grand Prairie Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	1,434
3,000	Lewisville Independent School District, Capital Appreciation, School Building, GO, PSF-GTD, Zero Coupon, 08/15/15	2,663
	Total Texas	4,097
	Virgin Islands — 0.4%
	Other Revenue — 0.4%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.375%, 10/01/10	4,078
	Wisconsin — 0.4%
	General Obligation — 0.3%
2,500	State of Wisconsin, Series 1, GO, NATL-RE, 5.000%, 05/01/15	2,844
	Hospital — 0.1%
1,250	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (f) (i)	1,278
	Total Wisconsin	4,122
	Total Municipal Bonds (Cost $863,792)	911,216

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   55

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.3%
	Investment Company — 4.3%
41,577	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (m) (Cost $41,577)	41,577
	Total Investments — 99.3% (Cost $905,369)	952,793
	Other Assets in Excess of Liabilities — 0.7%	6,303
	NET ASSETS — 100.0%	$959,096

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

JPMorgan Tax Free Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

ACA—	Insured by American Capital Access

AGC—	Insured by Assured Guaranty Corp.

AGM—	Insured by Assured Guaranty Municipal Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CIFG—	Insured by CDC IXIS Financial Guaranty

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GAN —	Grant Anticipation Note

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICC—	Insured Custody Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

MBIA—	Insured by Municipal Bond Insurance Corp.

MTGS—	Mortgages

NATL—	Insured by National Public Finance Guarantee Corp.

PCR—	Pollution Control Revenue

PRIV —	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Insured by Radian Asset Assurance

RE—	Reinsured

Rev.—	Revenue Bond

SO—	Special Obligation

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

VEREX—	Insured by Verex Assurance, Inc.

XLCA—	Insured by XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
California Tax Free Bond Fund	$5,915	2.0%
Intermediate Tax Free Bond Fund	40,137	0.8
New York Tax Free Bond Fund	6,371	0.7

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of February 28, 2010.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$255,008	$4,896,428	$911,216
Investments in affiliates, at value	35,460	259,937	41,577
Total investment securities, at value	290,468	5,156,365	952,793
Receivables:
Fund shares sold	1,351	17,383	2,193
Interest and dividends	2,760	56,155	11,616
Total Assets	294,579	5,229,903	966,602

LIABILITIES:
Payables:
Dividends	434	11,204	1,292
Investment securities purchased	2,274	44,556	4,682
Fund shares redeemed	1,287	3,777	851
Accrued liabilities:
Investment advisory fees	56	1,131	212
Administration fees	20	393	73
Shareholder servicing fees	18	603	138
Distribution fees	35	170	157
Custodian and accounting fees	12	89	23
Trustees’ and Chief Compliance Officer’s fees	1	17	10
Other	41	245	68
Total Liabilities	4,178	62,185	7,506
Net Assets	$290,401	$5,167,718	$959,096

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$282,693	$4,916,860	$912,610
Accumulated undistributed (distributions in excess of) net investment income	(4)	129	(17)
Accumulated net realized gains (losses)	(551)	1,230	(921)
Net unrealized appreciation (depreciation)	8,263	249,499	47,424
Total Net Assets	$290,401	$5,167,718	$959,096

Net Assets:
Class A	$70,001	$380,458	$279,898
Class B	—	11,525	6,210
Class C	47,012	162,154	177,204
Institutional Class	47,885	911,417	57,134
Select Class	125,503	3,702,164	438,650
Total	$290,401	$5,167,718	$959,096

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,616	34,244	38,420
Class B	—	1,054	849
Class C	4,472	14,886	24,343
Institutional Class	4,601	83,209	7,815
Select Class	11,865	337,693	59,997

Net Asset Value:
Class A — Redemption price per share	$10.58	$11.11	$7.29
Class B — Offering price per share(a)	—	10.94	7.31
Class C — Offering price per share(a)	10.51	10.89	7.28
Institutional Class — Offering and redemption price per share	10.41	10.95	7.31
Select Class — Offering and redemption price per share	10.58	10.96	7.31
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.99	$11.54	$7.57

Cost of investments in non-affiliates	$246,745	$4,646,929	$863,792
Cost of investments in affiliates	35,460	259,937	41,577

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund		New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,723	$184,696		$34,141
Dividend income from affiliates	33	708		123
Total investment income	8,756	185,404		34,264

EXPENSES:
Investment advisory fees	679	14,591		2,601
Administration fees	226	4,886		869
Distribution fees:
Class A	116	764		568
Class B	—	81		54
Class C	193	838		922
Shareholder servicing fees:
Class A	116	764		568
Class B	—	27		18
Class C	64	279		307
Institutional Class	50	864		68
Select Class	260	8,930		1,105
Custodian and accounting fees	40	345		75
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	57	71		85
Trustees’ and Chief Compliance Officer’s fees	2	35		9
Printing and mailing costs	4	174		29
Registration and filing fees	—	279		6
Transfer agent fees	28	225		120
Other	8	103		—
Total expenses	1,843	33,256		7,404
Less amounts waived	(496)	(4,378)		(561)
Less earnings credits	— (a)	—	(a)	—	(a)
Less expense reimbursements	—	(11)		—
Net expenses	1,347	28,867		6,843
Net investment income (loss)	7,409	156,537		27,421

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(40)	5,037		1,106
Payments by Advisor (See Note 3)	—	2		2
Net realized gain (loss)	(40)	5,039		1,108
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	7,363	134,024		25,978
Net realized/unrealized gains (losses)	7,323	139,063		27,086
Change in net assets resulting from operations	$14,732	$295,600		$54,507

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,409	$6,381	$156,537	$129,641
Net realized gain (loss)	(40)	(50)	5,039	(408)
Change in net unrealized appreciation (depreciation)	7,363	1,698	134,024	92,869
Change in net assets resulting from operations	14,732	8,029	295,600	222,102

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,529)	(453)	(9,407)	(3,483)
From net realized gains	—	—	(273)	—
Class B
From net investment income	—	—	(254)	(158)
From net realized gains	—	—	(9)	—
Class C
From net investment income	(732)	(64)	(2,850)	(604)
From net realized gains	—	—	(114)	—
Institutional Class
From net investment income	(1,693)	(1,831)	(29,185)	(26,076)
From net realized gains	—	—	(685)	—
Select Class
From net investment income	(3,462)	(4,024)	(116,639)	(99,454)
From net realized gains	—	—	(2,790)	—
Total distributions to shareholders	(7,416)	(6,372)	(162,206)	(129,775)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	115,419	3,957	755,673	1,134,661

NET ASSETS:
Change in net assets	122,735	5,614	889,067	1,226,988
Beginning of period	167,666	162,052	4,278,651	3,051,663
End of period	$290,401	$167,666	$5,167,718	$4,278,651
Accumulated undistributed (distributions in excess of) net investment income	$(4)	$3	$129	$1,933

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,421	$24,636
Net realized gain (loss)	1,108	634
Change in net unrealized appreciation (depreciation)	25,978	12,221
Change in net assets resulting from operations	54,507	37,491

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,465)	(4,613)
Class B
From net investment income	(181)	(246)
Class C
From net investment income	(3,212)	(954)
Institutional Class
From net investment income	(2,285)	(2,510)
Select Class
From net investment income	(14,346)	(16,275)
Total distributions to shareholders	(27,489)	(24,598)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	225,416	69,046

NET ASSETS:
Change in net assets	252,434	81,939
Beginning of period	706,662	624,723
End of period	$959,096	$706,662
Accumulated undistributed (distributions in excess of) net investment income	$(17)	$51

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,109	$9,965	$234,035	$135,517
Net assets acquired in Fund reorganization (See Note 9)	—	—	65,769	—
Dividends and distributions reinvested	1,120	318	7,626	2,608
Cost of shares redeemed	(11,469)	(5,058)	(105,831)	(39,501)
Change in net assets from Class A capital transactions	$52,760	$5,225	$201,599	$98,624
Class B
Proceeds from shares issued	$—	$—	$1,018	$1,125
Net assets acquired in Fund reorganization (See Note 9)	—	—	8,541	—
Dividends and distributions reinvested	—	—	176	85
Cost of shares redeemed	—	—	(4,830)	(1,234)
Change in net assets from Class B capital transactions	$—	$—	$4,905	$(24)
Class C
Proceeds from shares issued	$46,197	$2,349	$135,024	$36,607
Dividends and distributions reinvested	559	40	2,375	439
Cost of shares redeemed	(3,848)	(328)	(17,497)	(6,091)
Change in net assets from Class C capital transactions	$42,908	$2,061	$119,902	$30,955
Institutional Class
Proceeds from shares issued	$9,211	$21,345	$473,547	$416,342
Dividends and distributions reinvested	182	423	2,186	4,167
Cost of shares redeemed	(19,153)	(11,542)	(448,232)	(118,635)
Change in net assets from Institutional Class capital transactions	$(9,760)	$10,226	$27,501	$301,874
Select Class
Proceeds from shares issued	$66,236	$28,383	$1,642,884	$1,298,545
Net assets acquired in Fund reorganization (See Note 9)	—	—	131,358	—
Dividends and distributions reinvested	281	566	6,397	8,304
Cost of shares redeemed	(37,006)	(42,504)	(1,378,873)	(603,617)
Change in net assets from Select Class capital transactions	$29,511	$(13,555)	$401,766	$703,232

Total change in net assets from capital transactions	$115,419	$3,957	$755,673	$1,134,661

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	6,079	968	21,394	12,701
Shares issued in connection with Fund reorganization (See Note 9)	—	—	6,109	—
Reinvested	107	31	694	245
Redeemed	(1,104)	(507)	(9,657)	(3,717)
Change in Class A Shares	5,082	492	18,540	9,229
Class B
Issued	—	—	94	106
Shares issued in connection with Fund reorganization (See Note 9)	—	—	807	—
Reinvested	—	—	16	8
Redeemed	—	—	(447)	(117)
Change in Class B Shares	—	—	470	(3)
Class C
Issued	4,466	230	12,567	3,476
Reinvested	54	4	220	42
Redeemed	(371)	(32)	(1,625)	(586)
Change in Class C Shares	4,149	202	11,162	2,932
Institutional Class
Issued	897	2,147	43,733	39,762
Reinvested	17	42	201	396
Redeemed	(1,881)	(1,180)	(41,447)	(11,358)
Change in Institutional Class Shares	(967)	1,009	2,487	28,800
Select Class
Issued	6,355	2,786	151,721	123,518
Shares issued in connection with Fund reorganization (See Note 9)	—	—	12,357	—
Reinvested	27	56	591	790
Redeemed	(3,558)	(4,241)	(127,173)	(57,530)
Change in Select Class Shares	2,824	(1,399)	37,496	66,778

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

	New York Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$177,374	$107,288
Dividends and distributions reinvested	5,202	3,120
Cost of shares redeemed	(64,353)	(57,456)
Change in net assets from Class A capital transactions	$118,223	$52,952
Class B
Proceeds from shares issued	$684	$1,195
Dividends and distributions reinvested	141	180
Cost of shares redeemed	(2,779)	(2,510)
Change in net assets from Class B capital transactions	$(1,954)	$(1,135)
Class C
Proceeds from shares issued	$139,789	$57,776
Dividends and distributions reinvested	2,446	721
Cost of shares redeemed	(25,270)	(9,870)
Change in net assets from Class C capital transactions	$116,965	$48,627
Institutional Class
Proceeds from shares issued	$28,797	$23,626
Dividends and distributions reinvested	714	1,130
Cost of shares redeemed	(41,918)	(18,927)
Change in net assets from Institutional Class capital transactions	$(12,407)	$5,829
Select Class
Proceeds from shares issued	$152,567	$105,658
Dividends and distributions reinvested	1,711	2,345
Cost of shares redeemed	(149,689)	(145,230)
Change in net assets from Select Class capital transactions	$4,589	$(37,227)

Total change in net assets from capital transactions	$225,416	$69,046

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	24,770	15,321
Reinvested	724	448
Redeemed	(8,978)	(8,373)
Change in Class A Shares	16,516	7,396
Class B
Issued	96	170
Reinvested	20	26
Redeemed	(387)	(361)
Change in Class B Shares	(271)	(165)
Class C
Issued	19,515	8,249
Reinvested	340	104
Redeemed	(3,524)	(1,444)
Change in Class C Shares	16,331	6,909
Institutional Class
Issued	4,015	3,379
Reinvested	99	162
Redeemed	(5,802)	(2,751)
Change in Institutional Class Shares	(1,688)	790
Select Class
Issued	21,231	15,076
Reinvested	238	336
Redeemed	(20,746)	(20,872)
Change in Select Class Shares	723	(5,460)

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
California Tax Free Bond Fund
Class A
Year Ended February 28, 2010	$10.24	$0.34	(e)	$0.34	$0.68	$(0.34)	$—	$(0.34)
Year Ended February 28, 2009	10.07	0.38	(e)	0.17	0.55	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.38	0.38	(e)	(0.32)	0.06	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.38	0.39		(0.02)	0.37	(0.37)	—	(0.37)
September 1, 2005 through February 28, 2006 (f)	10.48	0.18		(0.08)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)

Class C
Year Ended February 28, 2010	10.18	0.28	(e)	0.34	0.62	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.02	0.33	(e)	0.16	0.49	(0.33)	—	(0.33)
Year Ended February 29, 2008	10.34	0.33	(e)	(0.32)	0.01	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.34	0.32		0.01	0.33	(0.33)	—	(0.33)
September 1, 2005 through February 28, 2006 (f)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 18, 2005 (g) through August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Institutional Class
Year Ended February 28, 2010	10.08	0.35	(e)	0.33	0.68	(0.35)	—	(0.35)
Year Ended February 28, 2009	9.92	0.39	(e)	0.16	0.55	(0.39)	—	(0.39)
Year Ended February 29, 2008	10.22	0.38	(e)	(0.29)	0.09	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.23	0.39		(0.02)	0.37	(0.38)	—	(0.38)
September 1, 2005 through February 28, 2006 (f)	10.33	0.17		(0.07)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)

Select Class
Year Ended February 28, 2010	10.24	0.35	(e)	0.33	0.68	(0.34)	—	(0.34)
Year Ended February 28, 2009	10.07	0.39	(e)	0.17	0.56	(0.39)	—	(0.39)
Year Ended February 29, 2008	10.38	0.38	(e)	(0.31)	0.07	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.38	0.37		— (h)	0.37	(0.37)	—	(0.37)
September 1, 2005 through February 28, 2006 (f)	10.48	0.18		(0.09)	0.09	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.58	6.74%	$70,001	0.58%	3.23%	0.96%	4%
10.24	5.59	15,708	0.60	3.78	1.01	14
10.07	0.60	10,493	0.60	3.67	1.02	19
10.38	3.68	7,968	0.60	3.65	1.02	22
10.38	0.91	13,372	0.60	3.50	1.09	4
10.48	2.21	14,547	0.60	3.47	1.12	40

10.51	6.22	47,012	1.08	2.68	1.45	4
10.18	5.03	3,290	1.10	3.29	1.51	14
10.02	0.07	1,211	1.10	3.16	1.52	19
10.34	3.22	147	1.10	3.16	1.51	22
10.34	0.68	147	1.10	2.99	1.59	4
10.44	0.76	107	1.10	2.89	1.53	40

10.41	6.85	47,885	0.49	3.45	0.57	4
10.08	5.68	56,110	0.50	3.88	0.61	14
9.92	0.83	45,211	0.50	3.78	0.62	19
10.22	3.75	32,474	0.50	3.77	0.62	22
10.23	0.97	38,042	0.50	3.66	0.71	4
10.33	2.42	26,100	0.50	3.62	0.67	40

10.58	6.80	125,503	0.53	3.36	0.71	4
10.24	5.65	92,558	0.55	3.83	0.76	14
10.07	0.65	105,137	0.59	3.69	0.77	19
10.38	3.65	108,793	0.65	3.60	0.76	22
10.38	0.90	88,688	0.65	3.45	0.85	4
10.48	2.18	80,959	0.65	3.42	0.81	40

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intermediate Tax Free Bond Fund
Class A
Year Ended February 28, 2010	$10.81	$0.34	(e)	$0.31 (f)	$0.65	$(0.34)	$(0.01)	$(0.35)
Year Ended February 28, 2009	10.54	0.36	(e)	0.27	0.63	(0.36)	—	(0.36)
Year Ended February 29, 2008	10.77	0.39	(e)	(0.24)	0.15	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.77	0.39	(e)	— (h)	0.39	(0.39)	— (h)	(0.39)
September 1, 2005 through February 28, 2006 (i)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)

Class B
Year Ended February 28, 2010	10.64	0.26	(e)	0.31 (f)	0.57	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2009	10.38	0.29	(e)	0.26	0.55	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.61	0.31	(e)	(0.23)	0.08	(0.31)	—	(0.31)
Year Ended February 28, 2007	10.62	0.32	(e)	(0.01)	0.31	(0.32)	— (h)	(0.32)
September 1, 2005 through February 28, 2006 (i)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)

Class C
Year Ended February 28, 2010	10.61	0.26	(e)	0.30 (f)	0.56	(0.27)	(0.01)	(0.28)
Year Ended February 28, 2009	10.36	0.29	(e)	0.25	0.54	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.59	0.31	(e)	(0.22)	0.09	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.60	0.32	(e)	(0.01)	0.31	(0.32)	— (h)	(0.32)
September 1, 2005 through February 28, 2006 (i)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)

Institutional Class
Year Ended February 28, 2010	10.66	0.36	(e)	0.30 (f)	0.66	(0.36)	(0.01)	(0.37)
Year Ended February 28, 2009	10.40	0.39	(e)	0.25	0.64	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.63	0.41	(e)	(0.23)	0.18	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.64	0.42	(e)	(0.01)	0.41	(0.42)	— (h)	(0.42)
September 1, 2005 through February 28, 2006 (i)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)

Select Class
Year Ended February 28, 2010	10.67	0.35	(e)	0.30 (f)	0.65	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2009	10.41	0.38	(e)	0.25	0.63	(0.37)	—	(0.37)
Year Ended February 29, 2008	10.64	0.40	(e)	(0.23)	0.17	(0.40)	—	(0.40)
Year Ended February 28, 2007	10.65	0.41	(e)	(0.01)	0.40	(0.41)	— (h)	(0.41)
September 1, 2005 through February 28, 2006 (i)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to net realized and unrealized gain (losses) on investments per share and less than 0.01% to total return (See Note 3).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	Amount rounds to less than $0.01.

(i)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.11	6.05	%(f)	$380,458	0.74%	3.05%	0.92%	11%
10.81	6.08		169,717	0.75	3.40	0.93	15
10.54	1.42	(g)	68,249	0.75	3.62	0.93	18
10.77	3.73		54,750	0.75	3.67	0.93	19
10.77	0.53		57,348	0.75	3.62	0.94	6
10.94	2.35		60,474	0.75	3.56	0.97	28

10.94	5.42	(f)	11,525	1.41	2.37	1.42	11
10.64	5.36		6,214	1.42	2.75	1.43	15
10.38	0.74	(g)	6,091	1.43	2.94	1.43	18
10.61	2.99		7,550	1.43	3.02	1.43	19
10.62	0.20		10,023	1.43	3.01	1.44	6
10.79	1.47		10,845	1.43	2.95	1.43	28

10.89	5.33	(f)	162,154	1.41	2.37	1.42	11
10.61	5.32		39,511	1.43	2.72	1.43	15
10.36	0.81	(g)	8,199	1.43	2.93	1.43	18
10.59	3.01		3,939	1.43	3.00	1.43	19
10.60	0.23		2,508	1.43	3.00	1.44	6
10.77	1.05		1,774	1.45	2.82	2.21	28

10.95	6.31	(f)	911,417	0.49	3.33	0.53	11
10.66	6.31		860,575	0.50	3.67	0.53	15
10.40	1.69	(g)	540,011	0.50	3.87	0.53	18
10.63	3.94		472,125	0.50	3.92	0.53	19
10.64	0.67		308,125	0.50	3.93	0.54	6
10.81	2.52		247,373	0.50	3.85	0.56	28

10.96	6.20	(f)	3,702,164	0.58	3.23	0.68	11
10.67	6.20		3,202,634	0.59	3.58	0.68	15
10.41	1.61	(g)	2,429,113	0.59	3.78	0.68	18
10.64	3.84		2,374,148	0.59	3.85	0.68	19
10.65	0.63		2,302,094	0.59	3.84	0.69	6
10.82	2.42		1,668,674	0.62	3.74	0.70	28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
New York Tax Free Bond Fund
Class A
Year Ended February 28, 2010	$7.06	$0.23	(e)	$0.23 (f)	$0.46	$(0.23)	$—	$(0.23)
Year Ended February 28, 2009	6.90	0.25	(e)	0.16	0.41	(0.25)	—	(0.25)
Year Ended February 29, 2008	7.05	0.26	(e)	(0.15)	0.11	(0.26)	—	(0.26)
Year Ended February 28, 2007	7.08	0.26	(e)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 through February 28, 2006 (h)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)

Class B
Year Ended February 28, 2010	7.09	0.18	(e)	0.22 (f)	0.40	(0.18)	—	(0.18)
Year Ended February 28, 2009	6.92	0.21	(e)	0.16	0.37	(0.20)	—	(0.20)
Year Ended February 29, 2008	7.06	0.21	(e)	(0.14)	0.07	(0.21)	—	(0.21)
Year Ended February 28, 2007	7.09	0.21	(e)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 through February 28, 2006 (h)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)

Class C
Year Ended February 28, 2010	7.06	0.18	(e)	0.22 (f)	0.40	(0.18)	—	(0.18)
Year Ended February 28, 2009	6.90	0.20	(e)	0.17	0.37	(0.21)	—	(0.21)
Year Ended February 29, 2008	7.05	0.21	(e)	(0.14)	0.07	(0.22)	—	(0.22)
Year Ended February 28, 2007	7.08	0.21	(e)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 through February 28, 2006 (h)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)

Institutional Class
Year Ended February 28, 2010	7.09	0.25	(e)	0.22 (f)	0.47	(0.25)	—	(0.25)
Year Ended February 28, 2009	6.92	0.27	(e)	0.17	0.44	(0.27)	—	(0.27)
Year Ended February 29, 2008	7.06	0.28	(e)	(0.14)	0.14	(0.28)	—	(0.28)
Year Ended February 28, 2007	7.09	0.27	(e)	(0.02)	0.25	(0.28)	—	(0.28)
September 1, 2005 through February 28, 2006 (h)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)

Select Class
Year Ended February 28, 2010	7.09	0.24	(e)	0.21 (f)	0.45	(0.23)	—	(0.23)
Year Ended February 28, 2009	6.92	0.26	(e)	0.17	0.43	(0.26)	—	(0.26)
Year Ended February 29, 2008	7.06	0.27	(e)	(0.14)	0.13	(0.27)	—	(0.27)
Year Ended February 28, 2007	7.09	0.26	(e)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 through February 28, 2006 (h)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to net realized and unrealized gain (losses) on investments per share and less than 0.01% to total return (See Note 3).

(g)	Includes interest expense of 0.01%.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.29	6.63	%(f)	$279,898	0.74%	3.20%	0.94%	6%
7.06	6.10		154,737	0.75	3.65	0.95	10
6.90	1.62		100,067	0.76 (g)	3.72	0.95	17
7.05	3.34		51,749	0.76 (g)	3.65	0.95	11
7.08	0.24		59,428	0.75	3.34	0.97	5
7.19	1.84		64,005	0.75	3.18	1.04	25

7.31	5.71	(f)	6,210	1.43	2.55	1.44	6
7.09	5.48		7,938	1.45	2.95	1.45	10
6.92	1.01		8,889	1.45	3.02	1.45	17
7.06	2.60		11,273	1.45	2.95	1.45	11
7.09	(0.10)		16,125	1.47	2.62	1.47	5
7.20	1.08		18,416	1.50	2.42	1.53	25

7.28	5.78	(f)	177,204	1.42	2.50	1.43	6
7.06	5.47		56,567	1.45	2.93	1.45	10
6.90	0.94		7,609	1.46	3.01	1.46	17
7.05	2.62		1,854	1.45	2.96	1.45	11
7.08	(0.10)		2,197	1.47	2.61	1.47	5
7.19	1.00		2,032	1.50	2.42	1.53	25

7.31	6.70	(f)	57,134	0.49	3.48	0.54	6
7.09	6.52		67,351	0.50	3.90	0.55	10
6.92	2.00		60,281	0.50	3.98	0.55	17
7.06	3.55		91,940	0.51 (g)	3.90	0.55	11
7.09	0.35		112,897	0.50	3.58	0.57	5
7.20	2.11		132,939	0.50	3.42	0.58	25

7.31	6.49	(f)	438,650	0.68	3.29	0.69	6
7.09	6.31		420,069	0.70	3.70	0.70	10
6.92	1.78		447,877	0.70	3.77	0.70	17
7.06	3.36		474,620	0.70	3.70	0.70	11
7.09	0.25		565,582	0.72	3.38	0.73	5
7.20	1.76		429,803	0.71	3.21	0.72	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
California Tax Free Bond Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
New York Tax Free Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective November 1, 2009, Class B Shares of Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

74   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio investments (amounts in thousands):

California Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arkansas
Special Tax	$—	$980	$—	$980
California
Certificate of Participation/Lease	—	33,476	—	33,476
Education	—	8,429	—	8,429
General Obligation	—	79,520	2,330	81,850
Hospital	—	8,619	—	8,619
Housing	—	5,386	—	5,386
Other Revenue	—	3,941	—	3,941
Prerefunded	—	10,329	—	10,329
Special Tax	—	12,393	3,585	15,978
Transportation	—	20,101	—	20,101
Utility	—	20,967	—	20,967
Water & Sewer	—	31,917	—	31,917
Total California	—	235,078	5,915	240,993
Illinois
Transportation	—	2,103	—	2,103
Kentucky
Certificate of Participation/Lease	—	1,154	—	1,154
Michigan
Housing	—	2,065	—	2,065
Ohio
Housing	—	1,149	—	1,149
Pennsylvania
Hospital	—	1,104	—	1,104
Puerto Rico
Special Tax	—	456	—	456
Utility	—	3,195	—	3,195
Total Puerto Rico	—	3,651	—	3,651
South Carolina
General Obligation	—	591	—	591
Texas
Transportation	—	1,152	—	1,152
Virgin Islands
Special Tax	—	66	—	66
Total Municipal Bonds	—	249,093	5,915	255,008
Short-Term Investment
Investment Company	35,460	—	—	35,460
Total Investments in Securities	$35,460	$249,093	$5,915	$290,468

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Intermediate Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Education	$—	$11,505	$—	$11,505
General Obligation	—	9,320	—	9,320
Prerefunded	—	7,656	—	7,656
Total Alabama	—	28,481	—	28,481
Alaska
Certificate of Participation/Lease	—	14,062	—	14,062
General Obligation	—	1,470	—	1,470
Utility	—	3,218	—	3,218
Total Alaska	—	18,750	—	18,750
Arizona
Certificate of Participation/Lease	—	57,472	—	57,472
Education	—	5,530	—	5,530
General Obligation	—	11,415	—	11,415
Hospital	—	37,138	—	37,138
Prerefunded	—	28,020	—	28,020
Special Tax	—	21,758	—	21,758
Transportation	—	11,167	—	11,167
Utility	—	2,806	—	2,806
Water & Sewer	—	1,121	—	1,121
Total Arizona	—	176,427	—	176,427
California
Certificate of Participation/Lease	—	40,348	—	40,348
Education	—	36,668	—	36,668
General Obligation	—	300,591	—	300,591
Hospital	—	17,416	—	17,416
Other Revenue	—	42,712	—	42,712
Prerefunded	—	105,847	—	105,847
Special Tax	—	1,065	—	1,065
Transportation	—	35,981	—	35,981
Utility	—	33,234	—	33,234
Water & Sewer	—	50,577	—	50,577
Total California	—	664,439	—	664,439
Colorado
Certificate of Participation/Lease	—	5,405	—	5,405
Education	—	5,595	—	5,595
General Obligation	—	89,080	—	89,080
Hospital	—	5,383	—	5,383
Housing	—	21	—	21
Other Revenue	—	4,500	—	4,500
Prerefunded	—	69,391	—	69,391
Transportation	—	20,519	—	20,519
Total Colorado	—	199,894	—	199,894

76   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Connecticut
General Obligation	$—	$37,686	$—	$37,686
Hospital	—	3,978	—	3,978
Housing	—	6,480	—	6,480
Prerefunded	—	27,711	—	27,711
Special Tax	—	6,794	—	6,794
Transportation	—	1,499	—	1,499
Total Connecticut	—	84,148	—	84,148
Delaware
Education	—	15,198	—	15,198
District of Columbia
Certificate of Participation/Lease	—	7,257	—	7,257
Education	—	1,521	—	1,521
General Obligation	—	11,254	—	11,254
Other Revenue	—	3,020	—	3,020
Water & Sewer	—	6,656	—	6,656
Total District of Columbia	—	29,708	—	29,708
Florida
Certificate of Participation/Lease	—	14,744	—	14,744
Education	—	17,735	—	17,735
General Obligation	—	39,794	—	39,794
Hospital	—	8,385	—	8,385
Housing	—	12,115	—	12,115
Other Revenue	—	5,317	—	5,317
Prerefunded	—	37,507	—	37,507
Special Tax	—	11,519	—	11,519
Transportation	—	7,891	—	7,891
Water & Sewer	—	14,787	1,104	15,891
Total Florida	—	169,794	1,104	170,898
Georgia
Certificate of Participation/Lease	—	3,269	—	3,269
General Obligation	—	101,670	—	101,670
Prerefunded	—	1,535	—	1,535
Special Tax	—	11,374	—	11,374
Transportation	—	11,232	—	11,232
Utility	—	4,304	—	4,304
Water & Sewer	—	37,060	—	37,060
Total Georgia	—	170,444	—	170,444
Hawaii
General Obligation	—	25,630	—	25,630
Prerefunded	—	1,363	—	1,363
Transportation	—	17,366	—	17,366
Total Hawaii	—	44,359	—	44,359
Idaho
Hospital	—	13,411	—	13,411
Illinois
Certificate of Participation/Lease	—	5,654	—	5,654
Education	—	10,329	—	10,329
General Obligation	—	116,102	—	116,102
Hospital	—	9,831	—	9,831
Prerefunded	—	28,438	—	28,438
Special Tax	—	13,651	—	13,651
Transportation	—	41,375	—	41,375
Total Illinois	—	225,380	—	225,380

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Indiana
Certificate of Participation/Lease	$—	$8,542	$—	$8,542
Housing	—	1,730	—	1,730
Other Revenue	—	4,041	—	4,041
Prerefunded	—	6,005	—	6,005
Transportation	—	5,628	—	5,628
Total Indiana	—	25,946	—	25,946
Iowa
Housing	—	1,664	—	1,664
Prerefunded	—	6,391	—	6,391
Total Iowa	—	8,055	—	8,055
Kansas
General Obligation	—	15,272	—	15,272
Industrial Development Revenue/Pollution Control Revenue	—	5,721	—	5,721
Other Revenue	—	30,769	—	30,769
Prerefunded	—	68,104	—	68,104
Total Kansas	—	119,866	—	119,866
Kentucky
Certificate of Participation/Lease	—	22,483	—	22,483
Education	—	7,773	—	7,773
General Obligation	—	1,047	—	1,047
Hospital	—	1,094	—	1,094
Housing	—	622	—	622
Prerefunded	—	12,920	—	12,920
Transportation	—	6,422	—	6,422
Utility	—	3,114	—	3,114
Water & Sewer	—	25,669	—	25,669
Total Kentucky	—	81,144	—	81,144
Louisiana
Certificate of Participation/Lease	—	2,148	—	2,148
Education	—	2,160	—	2,160
General Obligation	—	11,550	2,413	13,963
Hospital	—	2,598	—	2,598
Housing	—	3,575	—	3,575
Other Revenue	—	11,539	—	11,539
Prerefunded	—	47,948	—	47,948
Special Tax	—	31,658	—	31,658
Transportation	—	3,207	—	3,207
Utility	—	1,691	—	1,691
Total Louisiana	—	118,074	2,413	120,487
Maine
Prerefunded	—	2,867	—	2,867
Maryland
Education	—	5,635	—	5,635
General Obligation	—	81,964	—	81,964
Private Placement	—	—	5,271	5,271
Transportation	—	21,851	—	21,851
Total Maryland	—	109,450	5,271	114,721

78   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Massachusetts
Education	$—	$3,145	$—	$3,145
General Obligation	—	5,616	—	5,616
Housing	—	4,152	—	4,152
Prerefunded	—	97,509	—	97,509
Special Tax	—	4,438	—	4,438
Transportation	—	5,744	—	5,744
Water & Sewer	—	9,135	—	9,135
Total Massachusetts	—	129,739	—	129,739
Michigan
Certificate of Participation/Lease	—	3,313	—	3,313
Education	—	4,497	—	4,497
General Obligation	—	18,026	—	18,026
Hospital	—	21,970	—	21,970
Housing	—	408	—	408
Industrial Development Revenue/Pollution Control Revenue	—	16,517	—	16,517
Other Revenue	—	6,921	—	6,921
Prerefunded	—	6,598	—	6,598
Special Tax	—	12,135	—	12,135
Utility	—	1,613	—	1,613
Water & Sewer	—	33,762	—	33,762
Total Michigan	—	125,760	—	125,760
Minnesota
General Obligation	—	52,696	—	52,696
Prerefunded	—	20,987	—	20,987
Utility	—	5,043	—	5,043
Total Minnesota	—	78,726	—	78,726
Mississippi
General Obligation	—	7,431	—	7,431
Other Revenue	—	4,477	—	4,477
Prerefunded	—	38,604	—	38,604
Total Mississippi	—	50,512	—	50,512
Missouri
General Obligation	—	2,759	—	2,759
Housing	—	9,608	—	9,608
Prerefunded	—	10,070	—	10,070
Transportation	—	26,244	—	26,244
Water & Sewer	—	16,537	—	16,537
Total Missouri	—	65,218	—	65,218
Montana
Education	—	2,886	—	2,886
Transportation	—	3,445	—	3,445
Total Montana	—	6,331	—	6,331
Nebraska
Utility	—	8,316	—	8,316

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Nevada
General Obligation	$—	$9,758	$—	$9,758
Prerefunded	—	3,133	—	3,133
Water & Sewer	—	5,728	—	5,728
Total Nevada	—	18,619	—	18,619
New Hampshire
Education	—	755	—	755
Transportation	—	3,182	—	3,182
Total New Hampshire	—	3,937	—	3,937
New Jersey
Certificate of Participation/Lease	—	24,849	—	24,849
Education	—	26,008	—	26,008
General Obligation	—	8,263	—	8,263
Industrial Development Revenue/Pollution Control Revenue	—	4,727	—	4,727
Other Revenue	—	66,190	—	66,190
Prerefunded	—	42,734	—	42,734
Special Tax	—	11,412	—	11,412
Transportation	—	9,252	—	9,252
Water & Sewer	—	5,923	—	5,923
Total New Jersey	—	199,358	—	199,358
New Mexico
Education	—	12,319	—	12,319
General Obligation	—	4,807	—	4,807
Housing	—	8,961	—	8,961
Industrial Development Revenue/Pollution Control Revenue	—	1,209	—	1,209
Other Revenue	—	8,172	—	8,172
Special Tax	—	27,799	—	27,799
Transportation	—	6,782	—	6,782
Total New Mexico	—	70,049	—	70,049
New York
Certificate of Participation/Lease	—	14,977	—	14,977
Education	—	49,517	—	49,517
General Obligation	—	47,153	—	47,153
Hospital	—	5,103	—	5,103
Housing	—	13,847	—	13,847
Other Revenue	—	139,035	—	139,035
Prerefunded	—	38,521	—	38,521
Special Tax	—	148,884	—	148,884
Transportation	—	37,769	—	37,769
Utility	—	17,693	—	17,693
Water & Sewer	—	5,796	—	5,796
Total New York	—	518,295	—	518,295
North Carolina
Certificate of Participation/Lease	—	7,745	—	7,745
General Obligation	—	56,537	—	56,537
Hospital	—	2,368	—	2,368
Housing	—	366	—	366
Industrial Development Revenue/Pollution Control Revenue	—	6,471	—	6,471
Other Revenue	—	17,630	—	17,630
Transportation	—	4,860	—	4,860
Utility	—	22,367	—	22,367
Total North Carolina	—	118,344	—	118,344

80   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ohio
Certificate of Participation/Lease	$—	$10,260	$—	$10,260
Education	—	1,663	—	1,663
General Obligation	—	65,288	—	65,288
Housing	—	6,067	—	6,067
Industrial Development Revenue/Pollution Control Revenue	—	5,199	—	5,199
Other Revenue	—	35,355	—	35,355
Prerefunded	—	13,230	—	13,230
Resource Recovery	—	2,057	—	2,057
Transportation	—	14,999	—	14,999
Utility	—	3,099	—	3,099
Water & Sewer	—	1,619	—	1,619
Total Ohio	—	158,836	—	158,836
Oklahoma
Education	—	16,630	—	16,630
Housing	—	1,082	—	1,082
Utility	—	1,714	—	1,714
Total Oklahoma	—	19,426	—	19,426
Oregon
Certificate of Participation/Lease	—	4,239	—	4,239
General Obligation	—	10,803	—	10,803
Industrial Development Revenue/Pollution Control Revenue	—	477	—	477
Prerefunded	—	13,290	—	13,290
Water & Sewer	—	3,896	—	3,896
Total Oregon	—	32,705	—	32,705
Pennsylvania
Education	—	9,602	—	9,602
General Obligation	—	65,920	—	65,920
Hospital	—	20,148	—	20,148
Other Revenue	—	4,833	—	4,833
Prerefunded	—	830	—	830
Transportation	—	5,284	—	5,284
Water & Sewer	—	5,144	—	5,144
Total Pennsylvania	—	111,761	—	111,761
Puerto Rico
General Obligation	—	5,917	—	5,917
Prerefunded	—	23,972	—	23,972
Special Tax	—	4,420	—	4,420
Transportation	—	2,678	—	2,678
Total Puerto Rico	—	36,987	—	36,987
South Carolina
Education	—	20,800	—	20,800
General Obligation	—	25,029	—	25,029
Hospital	—	1,525	—	1,525
Other Revenue	—	11,782	—	11,782
Prerefunded	—	11,582	—	11,582
Utility	—	9,884	—	9,884
Water & Sewer	—	4,998	—	4,998
Total South Carolina	—	85,600	—	85,600

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Dakota
Prerefunded	$—	$1,070	$—	$1,070
Tennessee
General Obligation	—	9,779	—	9,779
Prerefunded	—	10,053	—	10,053
Utility	—	16,033	—	16,033
Total Tennessee	—	35,865	—	35,865
Texas
Certificate of Participation/Lease	—	3,334	—	3,334
Education	—	36,911	—	36,911
General Obligation	—	150,538	—	150,538
Hospital	—	20,051	—	20,051
Housing	—	21	—	21
Other Revenue	—	4,710	—	4,710
Prerefunded	—	49,786	—	49,786
Private Placement	—	—	14,996	14,996
Special Tax	—	11,128	—	11,128
Transportation	—	39,847	—	39,847
Utility	—	11,236	—	11,236
Water & Sewer	—	25,622	—	25,622
Total Texas	—	353,184	14,996	368,180
Utah
General Obligation	—	1,495	—	1,495
Prerefunded	—	6,081	—	6,081
Utility	—	3,880	—	3,880
Water & Sewer	—	10,702	—	10,702
Total Utah	—	22,158	—	22,158
Vermont
Prerefunded	—	2,243	—	2,243
Virgin Islands
Special Tax	—	485	—	485
Virginia
Education	—	9,498	—	9,498
General Obligation	—	23,093	—	23,093
Industrial Development Revenue/Pollution Control Revenue	—	15,876	—	15,876
Other Revenue	—	5,980	—	5,980
Prerefunded	—	4,765	—	4,765
Transportation	—	12,302	—	12,302
Water & Sewer	—	12,702	—	12,702
Total Virginia	—	84,216	—	84,216
Washington
General Obligation	—	12,713	—	12,713
Hospital	—	3,663	—	3,663
Other Revenue	—	12,503	—	12,503
Prerefunded	—	9,779	—	9,779
Transportation	—	1,303	—	1,303
Utility	—	35,556	—	35,556
Water & Sewer	—	1,409	—	1,409
Total Washington	—	76,926	—	76,926

82   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
West Virginia
Certificate of Participation/Lease	$—	$5,403	$302	$5,705
Education	—	13,789	—	13,789
General Obligation	—	8,556	—	8,556
Hospital	—	2,668	—	2,668
Other Revenue	—	5,497	—	5,497
Prerefunded	—	22,045	—	22,045
Transportation	—	5,173	—	5,173
Utility	—	741	—	741
Water & Sewer	—	8,277	2,478	10,755
Total West Virginia	—	72,149	2,780	74,929
Wisconsin
General Obligation	—	57,292	—	57,292
Other Revenue	—	—	6,937	6,937
Prerefunded	—	3,016	—	3,016
Private Placement	—	—	6,636	6,636
Water & Sewer	—	3,333	—	3,333
Total Wisconsin	—	63,641	13,573	77,214
Total Municipal Bonds	—	4,856,291	40,137	4,896,428
Short-Term Investment
Investment Company	259,937	—	—	259,937
Total Investments in Securities	$259,937	$4,856,291	$40,137	$5,156,365

New York Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
California
General Obligation	$—	$4,299	$—	$4,299
Water & Sewer	—	1,698	—	1,698
Total California	—	5,997	—	5,997
Colorado
Transportation	—	3,194	—	3,194
District of Columbia
Certificate of Participation/Lease	—	1,624	—	1,624
Florida
Water & Sewer	—	—	1,093	1,093
Hawaii
Water & Sewer	—	855	—	855
Louisiana
General Obligation	—	1,711	—	1,711
Massachusetts
Prerefunded	—	5,800	—	5,800
Special Tax	—	1,250	—	1,250
Total Massachusetts	—	7,050	—	7,050
Michigan
Housing	—	2,175	—	2,175

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

New York Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Jersey
Other Revenue	$—	$5,643	$—	$5,643
New York
Certificate of Participation/Lease	—	89,211	—	89,211
Education	—	64,833	2,296	67,129
General Obligation	—	172,943	1,704	174,647
Hospital	—	27,364	—	27,364
Housing	—	5,745	—	5,745
Industrial Development Revenue/Pollution Control Revenue	—	19,957	—	19,957
Other Revenue	—	56,499	—	56,499
Prerefunded	—	70,571	—	70,571
Resource Recovery	—	1,054	—	1,054
Special Tax	—	128,691	—	128,691
Transportation	—	139,650	—	139,650
Utility	—	16,912	—	16,912
Water & Sewer	—	57,264	—	57,264
Total New York	—	850,694	4,000	854,694
Ohio
Housing	—	1,270	—	1,270
Other Revenue	—	2,464	—	2,464
Total Ohio	—	3,734	—	3,734
Puerto Rico
General Obligation	—	5,637	—	5,637
Other Revenue	—	1,554	—	1,554
Transportation	—	3,439	—	3,439
Utility	—	519	—	519
Total Puerto Rico	—	11,149	—	11,149
Texas
General Obligation	—	4,097	—	4,097
Virgin Islands
Other Revenue	—	4,078	—	4,078
Wisconsin
General Obligation	—	2,844	—	2,844
Hospital	—	—	1,278	1,278
Total Wisconsin	—	2,844	1,278	4,122
Total Municipal Bonds	—	904,845	6,371	911,216
Short-Term Investment
Investment Company	41,577	—	—	41,577
Total Investments in Securities	$41,577	$904,845	$6,371	$952,793

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

California Tax Free Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
California — General Obligation	$—	$—	$(66)	$(6)	$(402)	$2,804	$2,330
California — Special Tax	—	—	104	(16)	—	3,497	3,585
Total	$—	$—	$38	$(22)	$(402)	$6,301	$5,915

84   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

Intermediate Tax Free Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Florida — Water & Sewer	$—	$—	$13	$(10)	$(5)	$1,106	$1,104
Louisiana — General Obligation	—	—	34	666	1,713	—	2,413
Maryland — Private Placement	—	—	28	(16)	(767)	6,026	5,271
Texas — Private Placement	—	—	(340)	—	—	15,336	14,996
West Virginia — Certificate of Participation/Lease	—	—	2	—	300	—	302
West Virginia — Water & Sewer	—	—	(13)	(34)	2,525	—	2,478
Wisconsin — Other Revenue	—	—	336	—	—	6,601	6,937
Wisconsin — Private Placement	—	—	(130)	—	—	6,766	6,636
Total	$—	$—	$(70)	$606	$3,766	$35,835	$40,137

New York Tax Free Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Florida — Water & Sewer	$—	$—	$13	$(10)	$(5)	$1,095	$1,093
New York — Education	—	—	(38)	(11)	—	2,345	2,296
New York — General Obligation	—	—	47	(14)	—	1,671	1,704
Wisconsin — Hospital	—	—	47	—	—	1,231	1,278
Total	$—	$—	$69	$(35)	$(5)	$6,342	$6,371

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

California Tax Free Bond Fund	$33
Intermediate Tax Free Bond Fund	(70)
New York Tax Free Bond Fund	69

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B.  Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2010 (amounts in thousands):

	Value	Percentage
California Tax Free Bond Fund	$5,915	2.0%
Intermediate Tax Free Bond Fund	40,137	0.8
New York Tax Free Bond Fund	6,371	0.7

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intermediate Tax Free Bond Fund	$177	$(6)	$(171)

The reclassifications for the Intermediate Tax Free Bond Fund relate primarily to capital loss carryovers acquired in merger.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

The Distributor waived Distribution Fees as outlined in Note 3.F.

86   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$148	$10
Intermediate Tax Free Bond Fund	287	102
New York Tax Free Bond Fund	296	152

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.10%	0.25%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.10	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.50%	0.55%
Intermediate Tax Free Bond Fund	0.75	1.43%	1.43	0.50	0.59
New York Tax Free Bond Fund	0.75	1.55	1.55	0.50	0.72

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the year ended February 28, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
California Tax Free Bond Fund	$98	$40	$284	$36	$458	$—
Intermediate Tax Free Bond Fund	16	—	3,801	—	3,817	11
New York Tax Free Bond Fund	—	—	450	—	450	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

The amounts of waivers resulting from investments in the money market funds for the year ended February 28, 2010 was as follows (amounts in thousands):

California Tax Free Bond Fund	$38
Intermediate Tax Free Bond Fund	561
New York Tax Free Bond Fund	111

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the year ended February 28, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor made a payment to the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund of approximately $2,000 and $2,000, respectively, relating to operational errors.

4. Investment Transactions

During the year ended February 28, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$94,523	$8,131
Intermediate Tax Free Bond Fund	1,139,595	507,946
New York Tax Free Bond Fund	273,181	51,602

During the year ended February 28, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$282,205	$9,438	$1,175	$8,263
Intermediate Tax Free Bond Fund	4,905,942	261,898	11,475	250,423
New York Tax Free Bond Fund	905,288	48,078	573	47,505

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to CTF amortization/accretion (for Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund).

88   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
California Tax Free Bond Fund	$—	$7,416	$—	$7,416
Intermediate Tax Free Bond Fund	3,752	157,959	495	162,206
New York Tax Free Bond Fund	—	27,489	—	27,489

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
California Tax Free Bond Fund	$42	$6,330	$—	$6,372
Intermediate Tax Free Bond Fund	—	128,661	1,114	129,775
New York Tax Free Bond Fund	—	24,598	—	24,598

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$—	$435	$(542)	$8,263
Intermediate Tax Free Bond Fund	398	10,913	403	250,423
New York Tax Free Bond Fund	—	1,299	(998)	47,505

For the Funds, the cumulative timing differences primarily consist of distributions payable, post-October loss deferrals (for California Tax Free Bond Fund) and CTF amortization/accretion (for Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund).

As of February 28, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
California Tax Free Bond Fund	$367	$95	$51	$29	$542
New York Tax Free Bond Fund	519	479	—	—	998

During the year ended February 28, 2010 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intermediate Tax Free Bond Fund	$553	*
New York Tax Free Bond Fund	1,122

*	Amount includes approximately $171,000 of capital loss carryforwards from business combinations.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2010, the following Funds deferred to March 1, 2010 post-October capital losses as follows (amounts in thousands):

California Tax Free Bond Fund	$11
New York Tax Free Bond Fund	4

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for the Funds. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region.

These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

90   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

JPMorgan Intermediate Tax Free Bond Fund will be reimbursed for all costs associated with these matters to ensure that it incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of the Trust and JPM II approved management’s proposals to merge JPMorgan Kentucky Municipal Bond Fund (“Kentucky Municipal Bond Fund”), JPMorgan Louisiana Municipal Bond Fund (“Louisiana Municipal Bond Fund”) and JPMorgan West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”) (collectively the “Target Funds”) and each a Fund of JPM II, into Intermediate Tax Free Bond Fund (the “Acquiring Fund”). The Agreements and Plans of Reorganization were approved by the Target Funds’ shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transaction was to combine four portfolios with comparative investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. The Acquiring Fund acquired all of the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B and Select Class shareholders of the Target Funds received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization. The investment portfolio of the Target Funds, with a fair value of $203,665 and identified cost of $196,224 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Kentucky Municipal Bond Fund				$2,079
Class A	1,336	$13,186	$9.87
Class B	193	1,890	9.79
Select Class	4,866	47,954	9.86

Louisiana Municipal Bond Fund				$2,554
Class A	4,043	$39,417	$9.75
Class B	395	3,859	9.76
Select Class	1,706	16,626	9.74

West Virginia Municipal Bond Fund				$2,808
Class A	1,312	$13,166	$10.04
Class B	278	2,792	10.03
Select Class	6,729	66,778	9.92

Acquiring Fund
Intermediate Tax Free Bond Fund				$90,684
Class A	22,853	$246,104	$10.77
Class B	563	5,974	10.60
Class C	8,757	92,526	10.57
Institutional Class	77,362	821,613	10.62
Select Class	319,470	3,395,692	10.63

Post Reorganization
Intermediate Tax Free Bond Fund				$98,305
Class A	28,962	$311,873	$10.77
Class B	1,370	14,515	10.60
Class C	8,757	92,526	10.57
Institutional Class	77,362	821,613	10.62
Select Class	331,827	3,527,050	10.63

Expenses related to the reorganization were incurred by the Target Funds. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Assuming the reorganization had been completed on March 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2010, are as follows (amounts in thousands):

Net investment income (loss)	$159,202
Net realized/unrealized gains (losses)	137,121
Change in net assets resulting from operations	$296,323

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statements of Operations since June 26, 2009.

92   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2010

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   93

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

94   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   95

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

96   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,033.70	$2.87	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,031.30	5.39	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Institutional Class
Actual	1,000.00	1,034.70	2.37	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Select Class
Actual	1,000.00	1,034.90	2.62	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Intermediate Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,027.50	$3.67	0.73%
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class B
Actual	1,000.00	1,024.70	7.03	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,023.80	7.03	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Institutional Class
Actual	1,000.00	1,028.30	2.41	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Select Class
Actual	1,000.00	1,027.80	2.87	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,029.80	3.67	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class B
Actual	1,000.00	1,026.20	7.03	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,026.30	7.08	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Institutional Class
Actual	1,000.00	1,030.90	2.37	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Select Class
Actual	1,000.00	1,029.90	3.27	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

98   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Intermediate Tax Free Bond Fund hereby designates approximately $495,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010:

Exempt Distributions Paid
California Tax Free Bond Fund	100.00%
Intermediate Tax Free Bond Fund	100.00
New York Tax Free Bond Fund	100.00

FEBRUARY 28, 2010        J.P. MORGAN TAX FREE FUNDS   99

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

100   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-TF-210

Annual Report

J.P. Morgan Tax Aware Funds

February 28, 2010

JPMorgan Tax Aware High Income Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	11
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees	27
Officers	29
Schedule of Shareholder Expenses	30
Tax Letter	31
Privacy Policy	32

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 22, 2010 (Unaudited)

Dear Shareholder:

A year ago, the U.S. and global economies were in the grips of an unprecedented financial crisis and a deep recession. At that time, we hoped that extraordinary monetary and fiscal stimulus, combined with a natural revival in key cyclical sectors of the economy, would lead to a rebound in both the economy and the stock market. Rarely, however, have economic and financial prospects been as uncertain as they were a year ago.

“Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery.”

Today, investors can feel more comfortable that both the economy and financial markets have embarked on a gradual recovery. Since dropping to historic lows last March, the stock market has posted an impressive one-year rally. Further, the economy is showing signs of momentum, marked by solid growth in Gross Domestic Product (GDP) and some hints of a stabilizing employment picture.

While we welcome these signs, we, like you, however, remain concerned about any relapse in this recovery, particularly with the markets reacting negatively to issues such as the Greek debt crisis or the possibility of overheating in the Chinese economy. In addition, there are still concerns about geopolitical risks, the scope of government intervention in the economy in the aftermath of the financial crisis, and the ultimate cost to taxpayers of this intervention.

Investors continue to favor fixed income

Despite an impressive stock market rally, investors have continued to focus their investments on fixed income markets with inflows into municipal bonds, as well as the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains for the 12-month period ended February 28, 2010. In particular, for the year ended February 28, 2010, the Barclays Capital High Yield Index returned 56.3%, while the Barclays Capital Emerging Markets Index returned 35.6% for the same 12-month period. The Barclays Capital U.S. Aggregate Bond Index returned 9.3% for the same period.

In 2009, yields on benchmark 10-year U.S. Treasury bonds declined to some of their lowest levels in years, in response to the Federal Reserve’s program to buy agency mortgage-backed securities, agency debt, and longer-term U.S. Treasury bonds. As this buying spree has wound down, yields on longer-dated U.S. Treasuries have risen, while yields on shorter-term bonds have declined. Yields on the benchmark 10-year U.S. Treasury bond climbed from 3.0% 12 months ago to 3.6% as of the end of this reporting period, and yields on the 30-year Treasury bond ended the period at 4.6%, compared to 3.7% 12 months ago. Yields on the two-year U.S. Treasury note dropped slightly, from 1.0% to 0.8% during the reporting period.

Equity markets continue to rally

Strong growth in corporate earnings and productivity has continued to fuel the equity indices. The Standard & Poor’s 500 Index (S&P 500 Index) rebounded strongly since dropping to a 14-year low on March 9th, 2009. Since that date, the S&P 500 Index had risen by 63.3% to a level of 1,104, as of February 28th, 2010.

Overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 92.1% (gross) for the 12-month reporting period, while the MSCI EAFE Index returned 55.3% (gross) for the same period.

Maintain a balanced approach during this “fragile” recovery

In its most recent meeting, the Federal Open Market Committee (FOMC) reiterated their intention to keep interest rates low for an extended period of time. With this move, it appears the FOMC understands the fragility of this cyclical recovery and intends to keep monetary policy accommodative — until the economy is solidly back on its feet. In the long run, however, it’s important for investors to note that a steadily improving economy — uninterrupted by any relapse — could have significant implications for investors, including both higher taxes and higher long-term interest rates.

These potential implications reminds us of the importance of maintaining a balanced portfolio that includes equities and a diversified mix of fixed income investments that could benefit from a maturing recovery, while still safeguarding your portfolio from any possible relapse from its path.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware High Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited)

FUND FACTS

Fund Inception	September 17, 2007
Fiscal Year End	Last day of February
Net Assets as of 2/28/2010 (In Thousands)	$15,070
Primary Benchmark	Barclays Capital Municipal Bond Index
Duration	5.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware High Income Fund, which seeks to provide a high level of after-tax income from a portfolio of fixed income investments,* returned 16.73%** (Select Class Shares) for the twelve months ended February 28, 2010. This compares to the 9.98% return for the Barclays Capital Municipal Bond Index (the “Index”) over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the Index for the period. When the reporting period began, there continued to be uncertainties in the fixed income market, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included illiquidity, poorly performing credit markets and ongoing weakness in the global economy. Collectively, this led to extreme “flights to quality,” as investors flocked to the safety of short-term government bonds and sold securities that were perceived to be risky, including municipal bonds.

While the economy remained weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system appeared to be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession may have finally ended. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

While the fundamentals in the municipal market remained challenged during the reporting period, due in part to falling tax revenues and state and local budget shortfalls, municipal bond prices performed well over the twelve months ended February 28, 2010. During that time, investors were drawn to the attractive valuations and yields in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Also impacting the municipal bond market during the fiscal year was the introduction of Build America Bonds (BABS). BABS were created in the federal government’s stimulus plan that was passed in early 2009. These are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity. After a slow start, BABS issuance picked up speed and, by the end of 2009, they represented nearly 30% of all municipal new issuance during the calendar year. Demand for BABS came from both traditional municipal investors, as well as new categories of investors, such as pension funds and endowments. During the reporting period, BABS served to reduce the overall supply of tax-exempt bonds and contributed to keeping their yields relatively low.

While the Fund trailed the Index during the 2008 financial crisis, many of the strategies that negatively impacted it during that period helped the Fund to outperform the Index during the twelve months ended February 28, 2010. For example, the Fund’s 20% allocation to non-municipal instruments, including taxable leveraged loans, was the primary driver of its outperformance versus the Index. The leveraged loan market produced very strong returns during the reporting period, as the Credit Suisse Leveraged Loan Index gained 39.41% during the twelve months ended February 28, 2010. Supporting the leveraged loan market was steadily improving credit conditions and market technicals. The Fund’s overweight positions in the municipal related housing and healthcare sectors were also beneficial to performance, as their spreads narrowed versus the elevated levels seen in late 2008.

Elsewhere, the Fund’s underweight exposure versus the Index to pre-refunded securities (bonds that are secured with U.S. government securities) and general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) positively contributed to the Fund’s performance, as these sectors did not perform as well as their lower quality counterparts. Maintaining an overweight exposure versus the Index to lower weighted A– and BBB-rated securities was also beneficial, as these securities outperformed their higher rated counterparts during the fiscal year.

Somewhat detracting from performance was the Fund’s underweight exposure to the longer portion of the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a

2   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

given point in time). During the reporting period, longer-term municipal rates fell more than shorter-term rates. The Fund also had a short duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) compared to the Index, which negatively impacted the Fund’s performance, as municipal yields declined during the period.

Finally, to provide liquidity, on average, the Fund held a small percentage of its holdings in a money market fund. During the reporting period however, the yields available from this short-term instrument were driven down by low interest rates, causing a slight drag on relative returns.

Q:	HOW WAS THE FUND MANAGED?

A:	As in the past, the Fund’s investments were diversified among various sectors, including both high-grade and high-yield securities. Sector allocations were determined by input from analyst teams organized by sector, that assess relative value and risk, among other factors. We did not significantly adjust the Fund’s portfolio during the reporting period and its investment allocation was maintained at approximately 80% in municipal securities and 20% in taxable securities While the conditions in the municipal and portions of the taxable markets were extremely challenging prior to the beginning of the reporting period, we believed spreads had widened to unsustainable levels. Therefore, we maintained our disciplined, value-oriented approach throughout the reporting period. This stance was rewarded as the sectors we emphasized saw their spreads narrow during the twelve months ended February 28, 2010.

PORTFOLIO COMPOSITION***

Municipal Bond	77.9%
Loan Participations & Assignments	15.9
Corporate Bonds	1.8
Short-Term Investment	4.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2010. The Fund’s composition is subject to change.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware High Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/17/07
Without Sales Charge		16.62%	5.40%
With Sales Charge*		12.21	3.76
CLASS C SHARES	9/17/07
Without CDSC		15.98	4.85
With CDSC**		14.98	4.85
SELECT CLASS SHARES	9/17/07	16.73	5.48

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/17/07 TO 2/28/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 17, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware High Income Fund, the Barclays Capital Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index and the Lipper General Municipal Debt Funds Index from September 17, 2007 to February 28, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of month closest to the Fund’s inception. The performance of the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper General Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 1.7%
	Consumer Discretionary — 0.6%
	Hotels, Restaurants & Leisure — 0.6%
100	Seminole Hard Rock Entertainment, Inc., VAR, 2.754%, 03/15/14 (e)	89
	Industrials — 0.6%
	Road & Rail — 0.6%
100	Quality Distribution LLC/QD Capital Corp., 10.000%, 06/01/13 (e) (f) (i)	92
	Materials — 0.5%
	Containers & Packaging — 0.5%
100	Constar International, Inc., VAR, 3.625%, 02/15/12	82
	Total Corporate Bonds (Cost $297)	263
Municipal Bonds — 78.0% (t)
	Alaska — 1.2%
	Other Revenue — 1.2%
185	Northern TOB Securitization Corp., Series A, Rev., 4.625%, 06/01/14	182
	Arizona — 9.8%
	Education — 2.6%
300	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	319
80	Pima County IDA, American Charter Schools Foundation, Class A, Rev., 5.125%, 07/01/15	77
		396
	General Obligation — 1.6%
190	City of Phoenix, Series A, GO, 6.250%, 07/01/17	238
	Prerefunded — 1.6%
200	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	238
	Water & Sewer — 4.0%
500	City of Scottsdale, Water & Sewer, Rev., 5.250%, 07/01/21	611
	Total Arizona	1,483
	Arkansas — 2.6%
	Housing — 1.4%
200	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	214
	Special Tax — 1.2%
170	City of Fayetteville, Sales & Use Tax, Rev., AGM, 4.250%, 11/01/15	179
	Total Arkansas	393
	California — 4.8%
	General Obligation — 1.9%
200	California School Facilities Financing Authority, Rev., AGM, Zero Coupon, 08/01/30	56
100	Escondido Union High School District, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/23	51
150	Rancho Santiago Community College District, GO, AGM, 5.125%, 09/01/28	174
		281
	Hospital — 0.7%
100	Sierra View Local Health Care District, Rev., 4.875%, 07/01/17	101
	Housing — 0.6%
95	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	96
	Prerefunded — 1.6%
420	Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Senior Lien, Class A, Rev., Zero Coupon, 07/01/28 (m) (p)	241
	Total California	719
	Colorado — 2.2%
	General Obligation — 0.6%
75	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	89
	Housing — 1.1%
155	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., GNMA/FNMA/FHLMC, 5.850%, 04/01/41	164
	Transportation — 0.5%
80	E-470 Public Highway Authority, Series B-2, Rev., NATL-RE, 5.000%, 09/01/39	83
	Total Colorado	336
	Delaware — 0.8%
	Housing — 0.8%
125	Delaware State Housing Authority, Single Family Mortgage, Series D-1, Rev., AMT, 4.625%, 01/01/23	126
	District of Columbia — 1.4%
	Other Revenue — 1.4%
95	District of Columbia, Series A, Class A, Rev., 5.250%, 12/01/27	106
100	District of Columbia, Ballpark, Series B-1, Rev., NATL-RE-IBC, FGIC, 5.000%, 02/01/17	103
	Total District of Columbia	209

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — 2.1%
	Housing — 1.4%
200	Florida Housing Finance Corp., Homeowner Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/19	212
	Other Revenue — 0.7%
100	Palm Beach County, Public Improvement, Convention Center Project, Rev., VAR, NATL-RE, FGIC, 5.000%, 11/01/30	106
	Total Florida	318
	Georgia — 1.4%
	Other Revenue — 0.7%
100	Downtown Smyrna Development Authority, Rev., 5.250%, 02/01/28	111
	Utility — 0.7%
100	Main Street Natural Gas, Inc., Series A, Rev., 5.000%, 09/15/14	107
	Total Georgia	218
	Hawaii — 0.8%
	General Obligation — 0.8%
100	City & County of Honolulu, Series D, GO, 5.250%, 09/01/27	113
	Illinois — 3.0%
	Education — 0.7%
100	Illinois Finance Authority, Series B, Class B, Rev., 5.500%, 07/01/28	110
	Housing — 0.3%
35	City of Chicago, Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC, 4.200%, 06/01/22	35
	Transportation — 2.0%
250	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	303
	Total Illinois	448
	Iowa — 0.7%
	Housing — 0.7%
100	Iowa Finance Authority, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	106
	Kansas — 3.7%
	Hospital — 1.5%
210	City of Salina, Hospital Improvement, Salina Regional Health, Rev., 5.000%, 04/01/16	226
	Water & Sewer — 2.2%
300	City of Wichita, Water & Sewer Utilities, Rev., NATL-RE, FGIC, 5.000%, 10/01/13	336
	Total Kansas	562
	Louisiana — 1.5%
	Housing — 0.8%
50	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	54
60	Jefferson Parish Finance Authority, Single Family, Series B, Rev., GNMA/FNMA/FHLMC, 4.400%, 12/01/31	61
		115
	Transportation — 0.7%
100	New Orleans Aviation Board, Gulf Opportunity Zone, Consolidated Rental Car, Series A, Rev., 5.500%, 01/01/19	105
	Total Louisiana	220
	Maryland — 0.7%
	Transportation — 0.7%
100	Maryland Economic Development Corp., Series A, Rev., 5.125%, 06/01/20	101
	Massachusetts — 6.6%
	Education — 3.2%
325	Massachusetts Health & Educational Facilities Auth., Class L, Rev., 5.250%, 07/01/33	380
100	Massachusetts Health & Educational Facilities Authority, Springfield College, Rev., 5.000%, 10/15/17	107
		487
	Industrial Development Revenue/Pollution Control Revenue — 1.0%
150	Massachusetts Development Finance Agency, Evergreen Center, Inc., Rev., 5.500%, 01/01/20	144
	Transportation — 2.4%
300	Massachusetts Bay Transportation Authority, Series B, Rev., NATL-RE, 5.500%, 07/01/28 (m)	358
	Total Massachusetts	989
	Michigan — 0.3%
	General Obligation — 0.3%
50	City of Detroit, Series B-1, GO, AMBAC, 5.250%, 04/01/16	47

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Minnesota — 1.3%
	Hospital — 1.3%
200	Meeker County, Gross Revenue, Hospital Facilities, Memorial Hospital Project, Rev., 5.250%, 11/01/17	202
	Missouri — 3.4%
	Other Revenue — 0.5%
70	Kansas City, Manicor Project, Tax Allocation, Series A, 5.000%, 03/01/12	70
	Transportation — 2.9%
400	Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project, Rev., AGM, 5.250%, 07/01/25	438
	Total Missouri	508
	Montana — 1.7%
	Housing — 1.7%
235	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 12/01/37	249
	New Hampshire — 0.8%
	Other Revenue — 0.8%
100	City of Manchester, School Facilities, Rev., NATL-RE, 5.500%, 06/01/27	121
	New Jersey — 3.4%
	Other Revenue — 1.3%
200	Tobacco Settlement Financing Corp., Series 1A, Rev., 5.000%, 06/01/19	195
	Special Tax — 2.1%
300	New Jersey EDA, Motor Vehicle Surplus, Series A, Rev., NATL-RE, 5.250%, 07/01/24	324
	Total New Jersey	519
	New York — 2.8%
	Education — 1.5%
200	New York State Dormitory Authority, School District Building Financing Project, Series B, Rev., AMT, GNMA/FNMA/FHLMC, NATL-RE, 5.000%, 10/01/15	226
	Hospital — 1.3%
200	Ulster County IDA, Series A, Rev., 5.100%, 09/15/13	199
	Total New York	425
	North Carolina — 2.5%
	Housing — 2.0%
280	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 06/01/23	296
	Utility — 0.5%
75	North Carolina Eastern Municipal Power Agency, Series C, Rev., 5.375%, 01/01/13	80
	Total North Carolina	376
	Ohio — 4.2%
	General Obligation — 0.8%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/25	116
	Hospital — 0.3%
65	Belmont County Health Systems, East Ohio Regional Hospital, Rev., 5.700%, 01/01/13 (f) (i)	47
	Housing — 1.7%
250	Ohio Housing Finance Agency, Series F, Rev., GNMA/FNMA/FHLMC, 5.500%, 09/01/39	260
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
75	Ohio State, Air Quality Development Authority, Pollution Control, First Energy, Series C, Rev., 5.625%, 06/01/18	80
	Other Revenue — 0.8%
125	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/17	125
	Total Ohio	628
	Oregon — 1.9%
	Education — 0.5%
75	Forest Grove, Campus Improvement, Pacific University Project, Rev., 5.000%, 05/01/18	76
	General Obligation — 1.4%
150	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	180
20	Linn County Community School District No 9 Lebanon, GO, NATL-RE FGIC, 5.500%, 06/15/30	24
		204
	Total Oregon	280
	Pennsylvania — 1.4%
	Education — 0.5%
70	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
		Resource Recovery — 0.9%
140		Harrisburg Authority, Resource Recovery Improvements, Series D-2, Rev., AGM, 5.000%, 12/01/33	142
		Total Pennsylvania	216
		Rhode Island — 0.6%
		Housing — 0.6%
85		Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Series 28-A, Rev., 4.650%, 10/01/20	86
		Texas — 8.2%
		Education — 0.8%
100		Texas A&M University, Series A, Rev., 5.000%, 07/01/27	115
		General Obligation — 3.8%
95		Austin Independent School District, Series B, GO, PSF-GTD, 5.000%, 08/01/15	110
80		Fort Bend County, GO, 5.250%, 03/01/28	88
340		State of Texas, Water Financial Assistance, Series D, GO, AMT, 5.000%, 08/01/17	379
			577
		Hospital — 1.3%
190		Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	199
		Housing — 1.0%
150		Texas State Affordable Housing Corp., Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	157
		Prerefunded — 0.1%
30		City of Houston TX , Class A, Rev., AGM, Zero Coupon, 12/01/27 (p)	14
		Utility — 1.2%
60		Harris County Cultural Education Facilities Finance Corp., Teco Project, Series A, Rev., 5.000%, 11/15/15	69
100		SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/15	107
			176
		Total Texas	1,238
		Washington — 0.9%
		General Obligation — 0.9%
220		State of Washington Motor Vehicle Fuel Tax, Series F, GO, AMBAC, Zero Coupon, 12/01/22 (m)	131
		Wisconsin — 1.3%
		Private Placement — 1.3%
200		Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (f) (i)	202
		Total Municipal Bonds (Cost $11,388)	11,751
Loan Participations & Assignments — 15.9%
		Consumer Discretionary — 4.8%
		Automobiles — 0.6%
		Ford Motor Co.,
6		3.240%, 12/15/13	5
93		3.260%, 12/15/13	87
			92
		Gaming — 0.6%
95		HSP Gaming, LP, Term Loan, 11.250%, 09/23/14	95
		Hotels, Restaurants & Leisure — 1.2%
		CCM Merger, Inc., Term Loan B,
38		8.500%, 07/13/12	37
10		8.500%, 07/13/12	10
5		8.500%, 07/13/12	4
130		Six Flags Theme Parks, Inc., Term Loan B, 2.480%, 04/30/15	128
			179
		Media — 1.7%
149		Cengage Learning Acquisitions, Term Loan, 2.750%, 07/15/14	130
		Univision Communications, Inc., 1st Lien Term Loan,
9		2.501%, 09/20/14	8
141		2.501%, 09/20/14	121
			259
		Textiles, Apparel & Luxury Goods — 0.7%
95		Polymer Group, Inc., Term Loan B, 7.000%, 11/22/14	95
		Total Consumer Discretionary	720
		Consumer Staples — 1.0%
		Household Products — 1.0%
		Spectrum Brands, Inc., Term Loan B,
139		8.000%, 06/30/12	138
7		8.000%, 06/30/12	7
—	(h)	8.750%, 06/30/12	—	(h)
		Total Consumer Staples	145

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Financials — 0.6%
		Diversified Financial Services — 0.6%
		CIT Group, Inc., New Term Loan,
72		13.000%, 01/20/12	74
18		13.001%, 01/20/12	19
		Total Financials	93
		Health Care — 1.0%
		Health Care Providers & Services — 1.0%
3		Community Health Systems, Inc., Delayed Draw, 2.502%, 07/25/14	3
		Community Health Systems, Inc., Term Loan,
—	(h)	2.479%, 03/31/10	—	(h)
56		2.502%, 07/25/14	52
		Vanguard Health Systems, Term Loan B,
39		5.000%, 01/15/16	39
61		5.000%, 01/15/16	61
		Total Health Care	155
		Industrials — 2.0%
		Airlines — 0.6%
		Delta Airlines, Inc., 1st Lien Term Loan,
4		0.094%, 04/30/12	3
2		2.249%, 04/30/12	1
93		2.251%, 04/30/12	87
			91
		Building Products — 0.3%
50		Jacuzzi Brands, Inc., 1st Lien Term Loan B, 2.499%, 02/07/14	39
		Commercial Services & Supplies — 0.8%
		Clarke American Corp., Term Loan B,
18		2.729%, 06/27/14	16
32		2.751%, 06/27/14	27
28		2.751%, 06/27/14	25
11		2.751%, 06/27/14	10
		Quebecor World, Inc., Exit Term Loan,
33		9.000%, 07/10/12	33
12		9.000%, 07/10/12	12
			123
		Electrical Equipment — 0.3%
57		Generac Power System, Term Loan B, 2.751%, 11/10/13	52
		Total Industrials	305
		Information Technology — 2.1%
		Communications Equipment — 0.9%
150		Avaya, Inc., Term Loan B, 3.002%, 10/26/14	131
		IT Services — 0.1%
		First Data Corp., Initial Tranche B-3 Term Loan,
23		2.999%, 09/24/14	20
1		3.001%, 09/24/14	1
			21
		Semiconductors & Semiconductor Equipment — 1.1%
100		Ati Acquisition Co., Term Loan B, 8.250%, 12/31/14	96
79		Freescale Semiconductor, Inc., Term Loan, 1.979%, 11/29/13	72
			168
		Total Information Technology	320
		Materials — 1.5%
		Chemicals — 0.9%
36		BOC Edwards, 1st Priority Lien Term Loan, 2.252%, 05/31/14	29
3		Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.729%, 12/20/13	2
1		Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.729%, 12/20/13	1
3		Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 3.979%, 12/22/14	2
3		Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 3.979%, 12/22/14	2
3		Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 3.979%, 12/22/14	2
		Lyondell Chemical Co., Roll-Up DIP Term Loan,
33		5.792%, 04/06/10	35
19		6.560%, 04/06/10	19
9		Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.729%, 12/20/13	6
15		Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	11
15		Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	11
15		Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	10
5		Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.729%, 12/20/13	3
			133

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Paper & Forest Products — 0.6%
100	Abitibi, Inc., Term Loan, 11.000%, 03/31/11	98
	Total Materials	231
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
122	Time Warner Telecom, Term Loan B, 1.980%, 01/07/13	119
	Utilities — 2.1%
	Independent Power Producers & Energy Traders — 2.1%
122	Calpine Corp., 1st Priority Lien, Term Loan, 3.135%, 03/29/14	115
44	NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.151%, 02/01/13	43
	NRG Energy, Inc. (Opco), Term Loan B,
8	1.968%, 02/01/13	7
8	1.979%, 02/01/13	8
59	2.001%, 02/01/13	57
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
97	3.728%, 10/10/14	78
1	3.751%, 10/10/14	1
	Total Utilities	309
	Total Loan Participations & Assignments (Cost $2,343)	2,397

SHARES
Short-Term Investment — 4.4%
	Investment Company — 4.4%
665	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.040% (b) (l) (Cost $665)	665
	Total Investments —100.0% (Cost $14,693)	15,076
	Liabilities in Excess of Other Assets — 0.0%	(6)
	NET ASSETS — 100.0%	$15,070

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AGC	—	Insured by Assured Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
COLL	—	Collateral
DIP	—	Debtor-in-possession
EDA	—	Economic Development Authority
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
IBC	—	Insured Bond Certificates
IDA	—	Industrial Development Authority
NATL	—	Insured by National Public Finance Guarantee Corp.
PSF	—	Permanent School Fund
RE	—	Reinsured
Rev.	—	Revenue
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2010.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The fund owns fair valued securities with a value of approximately $341,000 which amounts to 2.3% of total investments.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of February 28, 2010.
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(p)	—	Security is prerefunded or escrowed to maturity.
(t)	—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

STATEMENT OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010

(Amounts in thousands, except per share amounts)

	Tax Aware High Income Fund
ASSETS:
Investments in non-affiliates, at value	$14,411
Investments in affiliates, at value	665
Total investment securities, at value	15,076
Cash	3
Receivables:
Investment securities sold	58
Fund shares sold	14
Interest and dividends	142
Due from Advisor	8
Total Assets	15,301

LIABILITIES:
Payables:
Dividends	4
Investment securities purchased	150
Fund shares redeemed	1
Accrued liabilities:
Shareholder servicing fees	1
Distribution fees	1
Custodian and accounting fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	66
Total Liabilities	231
Net Assets	$15,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2010 (continued)

(Amounts in thousands, except per share amounts)

Tax Aware High Income Fund
NET ASSETS:
Paid in capital	$14,687
Accumulated undistributed (distributions in excess of) net investment income	10
Accumulated net realized gains (losses)	(10)
Net unrealized appreciation (depreciation)	383
Total Net Assets	$15,070

NET ASSETS:
Class A	$2,052
Class C	1,521
Select Class	11,497
Total	$15,070

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	200
Class C	149
Select Class	1,122

Net Asset Value:
Class A — Redemption price per share	10.25
Class C — Offering price per share (b)	10.24
Select Class — Offering and redemption price per share	10.24
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.65

Cost of investments in non-affiliates	$14,028
Cost of investments in affiliates	665

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2010

(Amounts in thousands)

	Tax Aware High Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$574
Dividend income from affiliates	1
Total investment income	575

EXPENSES:
Investment advisory fees	43
Administration fees	12
Distribution fees:
Class A	2
Class C	6
Shareholder servicing fees:
Class A	2
Class C	2
Select Class	26
Custodian and accounting fees	29
Professional fees	74
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Printing and mailing costs	32
Registration and filing fees	34
Transfer agent fees	11
Other	7
Total expenses	280
Less amounts waived	(70)
Less earnings credits	—	(a)
Less expense reimbursements	(138)
Net expenses	72
Net investment income (loss)	503

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	10
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	1,293
Net realized/unrealized gains (losses)	1,303
Change in net assets resulting from operations	$1,806

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware High Income Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$503	$458
Net realized gain (loss)	10	(8)
Change in net unrealized appreciation (depreciation)	1,293	(438)
Change in net assets resulting from operations	1,806	12

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(35)	(13)
Class C
From net investment income	(30)	(9)
Select Class
From net investment income	(437)	(436)
Total distributions to shareholders	(502)	(458)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,587	(146)

NET ASSETS:
Change in net assets	4,891	(592)
Beginning of period	10,179	10,771
End of period	$15,070	$10,179
Accumulated undistributed (distributions in excess of) net investment income	$10	$— (a)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

	Tax Aware High Income Fund
	Year Ended 2/28/2010	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,310	$83
Dividends and distributions reinvested	27	13
Cost of shares redeemed	(613)	(864)
Change in net assets from Class A capital transactions	$1,724	$(768)
Class C
Proceeds from shares issued	$1,397	$258
Dividends and distributions reinvested	23	7
Cost of shares redeemed	(315)	(82)
Change in net assets from Class C capital transactions	$1,105	$183
Select Class
Proceeds from shares issued	$538	$4
Dividends and distributions reinvested	433	435
Cost of shares redeemed	(213)	—
Change in net assets from Select Class capital transactions	$758	$439

Total change in net assets from capital transactions	$3,587	$(146)

SHARE TRANSACTIONS:
Class A
Issued	232	9
Reinvested	3	1
Redeemed	(63)	(88)
Change in Class A Shares	172	(78)
Class C
Issued	141	28
Reinvested	2	1
Redeemed	(32)	(9)
Change in Class C Shares	111	20
Select Class
Issued	53	— (a)
Reinvested	44	47
Redeemed	(21)	—
Change in Select Class Shares	76	47

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware High Income Fund
Class A
Year Ended February 28, 2010	$9.15	$0.40	(e)	$1.10	$1.50	$(0.40)
Year Ended February 28, 2009	9.59	0.42	(e)	(0.44)	(0.02)	(0.42)
September 17, 2007(f) through February 29, 2008	10.00	0.19	(e)	(0.41)	(0.22)	(0.19)

Class C
Year Ended February 28, 2010	9.15	0.35	(e)	1.09	1.44	(0.35)
Year Ended February 28, 2009	9.59	0.37	(e)	(0.44)	(0.07)	(0.37)
September 17, 2007(f) through February 29, 2008	10.00	0.17	(e)	(0.41)	(0.24)	(0.17)

Select Class
Year Ended February 28, 2010	9.15	0.41	(e)	1.09	1.50	(0.41)
Year Ended February 28, 2009	9.59	0.43	(e)	(0.44)	(0.01)	(0.43)
September 17, 2007(f) through February 29, 2008	10.00	0.19	(e)	(0.41)	(0.22)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.25	16.62%	$2,052	0.65%	4.05%	2.42%	25%
9.15	(0.25)	255	0.65	4.38	2.69	15
9.59	(2.23)	1,013	0.65	4.21	4.59	8

10.24	15.98	1,521	1.15	3.54	2.93	25
9.15	(0.73)	349	1.15	3.89	3.30	15
9.59	(2.46)	176	1.15	3.76	5.23	8

10.24	16.62	11,497	0.55	4.18	2.24	25
9.15	(0.14)	9,575	0.55	4.52	2.51	15
9.59	(2.22)	9,582	0.55	4.31	4.51	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware High Income Fund	Class A, Class C, Select Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$89	$—	$89
Industrials	—	—	92	92
Materials	—	82	—	82
Total Corporate Bonds	—	171	92	263
Municipal Bonds
Alaska
Other Revenue	—	182	—	182
Arizona
Education	—	396	—	396
General Obligation	—	238	—	238
Prerefunded	—	238	—	238
Water & Sewer	—	611	—	611
Total Arizona	—	1,483	—	1,483
Arkansas
Housing	—	214	—	214
Special Tax	—	179	—	179
Total Arkansas	—	393	—	393
California
General Obligation	—	281	—	281
Hospital	—	101	—	101
Housing	—	96	—	96
Prerefunded	—	241	—	241
Total California	—	719	—	719
Colorado
General Obligation	—	89	—	89
Housing	—	164	—	164
Transportation	—	83	—	83
Total Colorado	—	336	—	336
Delaware
Housing	—	126	—	126
District of Columbia
Other Revenue	—	209	—	209
Florida
Housing	—	212	—	212
Other Revenue	—	106	—	106
Total Florida	—	318	—	318
Georgia
Other Revenue	—	111	—	111
Utility	—	107	—	107
Total Georgia	—	218	—	218
Hawaii
General Obligation	—	113	—	113
Illinois
Education	—	110	—	110
Housing	—	35	—	35
Transportation	—	303	—	303
Total Illinois	—	448	—	448

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Iowa
Housing	$—	$106	$—	$106
Kansas
Hospital	—	226	—	226
Water & Sewer	—	336	—	336
Total Kansas	—	562	—	562
Louisiana
Housing	—	115	—	115
Transportation	—	105	—	105
Total Louisiana	—	220	—	220
Maryland
Transportation	—	101	—	101
Massachusetts
Education	—	487	—	487
Industrial Development Revenue/Pollution Control Revenue	—	144	—	144
Transportation	—	358	—	358
Total Massachusetts	—	989	—	989
Michigan
General Obligation	—	47	—	47
Minnesota
Hospital	—	202	—	202
Missouri
Other Revenue	—	70	—	70
Transportation	—	438	—	438
Total Missouri	—	508	—	508
Montana
Housing	—	249	—	249
New Hampshire
Other Revenue	—	121	—	121
New Jersey
Other Revenue	—	195	—	195
Special Tax	—	324	—	324
Total New Jersey	—	519	—	519
New York
Education	—	226	—	226
Hospital	—	199	—	199
Total New York	—	425	—	425
North Carolina
Housing	—	296	—	296
Utility	—	80	—	80
Total North Carolina	—	376	—	376
Ohio
General Obligation	—	116	—	116
Hospital	—	—	47	47
Housing	—	260	—	260
Industrial Development Revenue/Pollution Control Revenue	—	80	—	80
Other Revenue	—	125	—	125
Total Ohio	—	581	47	628
Oregon
Education	—	76	—	76
General Obligation	—	204	—	204
Total Oregon	—	280	—	280

20   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Pennsylvania
Education	$—	$74	$—	$74
Resource Recovery	—	142	—	142
Total Pennsylvania	—	216	—	216
Rhode Island
Housing	—	86	—	86
Texas
Education	—	115	—	115
General Obligation	—	577	—	577
Hospital	—	199	—	199
Housing	—	157	—	157
Prerefunded	—	14	—	14
Utility	—	176	—	176
Total Texas	—	1,238	—	1,238
Washington
General Obligation	—	131	—	131
Wisconsin
Private Placement	—	—	202	202
Total Municipal Bonds	—	11,502	249	11,751
Loan Participations & Assignments
Consumer Discretionary	—	720	—	720
Consumer Staples	—	145	—	145
Financials	—	93	—	93
Health Care	—	155	—	155
Industrials	—	305	—	305
Information Technology	—	320	—	320
Materials	—	231	—	231
Telecommunication Services	—	119	—	119
Utilities	—	309	—	309
Total Loan Participations & Assignments	—	2,397	—	2,397
Short-Term Investments
Investment Companies	665	—	—	665
Total Investments in Securities	$665	$14,070	$341	$15,076

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 2/28/10
Investments in Securities
Corporate Bonds — Industrials	$—	$—	$52	$—	$—	$40	$92
Municipal Bonds
Ohio — Hospital	—	—	(8)	—	(15)	70	47
Wisconsin — Private Placement	—	—	5	—	—	197	202
Total Municipal Bonds	—	—	(3)	—	(15)	267	249
Total	$—	$—	$49	$—	$(15)	$307	$341

Transfers into, or out of, Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2010, which were valued using significant unobservable inputs (Level 3) amounted to approximately $49,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

B.  Restricted and Illiquid Securities — The Fund invests in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of February 28, 2010 were approximately $341,000 and 2.3% respectively.

C.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D.  Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$9	$(9)

The reclassifications relate primarily to defaulted bond interest reclass and distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned

22   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.35% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2010, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$5	$1

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.65%	1.15%	0.55%

The contractual expense limitation agreements were in effect for the year ended February 28, 2010. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the year ended February 28, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2010 (continued)

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$43	$13	$14	$70	$138

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of these waivers resulting from investments in the money market funds for the year ended February 28, 2010 was $194.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended February 28, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$6,238	$2,920

During the year ended February 28, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$14,693	$500	$117	$383

There is no difference between book and tax basis appreciation (depreciation) on investments.

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total Distributions Paid
$137	$360	$5	$502

24   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Tax Exempt Income	Total Distributions Paid
$116	$342	$458

At February 28, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$13	$—	$383

The cumulative timing differences primarily consist of post-October losses and distributions payable.

During the year ended February 28, 2010, the Fund utilized approximately $10,000 in capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2010, the Fund deferred to March 1, 2010 post-October capital losses of approximately $10,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund had an affiliated shareholder that owned a significant portion of the Fund’s outstanding shares. Significant shareholder activity, if any, may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware High Income Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2010

26   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   27

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

28   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2009, and continued to hold your shares at the end of the reporting period, February 28, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2009	Ending Account Value, February 28, 2010	Expenses Paid During September 1, 2009 to February 28, 2010*	Annualized Expense Ratio
Tax Aware High Income Fund
Class A
Actual	$1,000.00	$1,059.10	$3.32	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65

Class C
Actual	1,000.00	1,055.70	5.86	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

Select Class
Actual	1,000.00	1,058.60	2.81	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Tax Exempt Income

The percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2010, was 73.36%.

Long-Term Capital Gain Designation — 15%

The Fund hereby designates $5,603 as long-term capital gain distributions for the purpose of the dividend paid deduction on its tax return for the fiscal year ended February 28, 2010.

FEBRUARY 28, 2010        J.P. MORGAN TAX AWARE FUNDS   31

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q.	Who is covered by the Privacy Policy?
A.	This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q.	What information do you have about me?
A.	To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q.	How do you safeguard information about me?

A.	We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q.	Is information about me shared with others?
A.	No, we do not share personally identifiable information about you except as noted below.

Q.	Is information about me shared with service providers and other financial companies?
A.	Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q.	Is information about me shared in any other ways?
A.	Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

32   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. February 2010.	AN-TAHI-210

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $568,000

2009 – $825,000*

* Audit fees reported in 2009 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2010 – $197,300

2009 – $324,800

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $142,908

2009 – $150,660

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2009 - $25.2 million

2008 - $25.9 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

No material changes to report.

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 6, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 6, 2010